As filed with the Securities and Exchange Commission on April 26, 2017

Registration Statement File No. 333-112626

Registration Statement File No. 811-08619

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐  Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 26

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 154

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Annuity Separate Account 4

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

(Depositor’s Telephone Number, Including Area Code)

John E. Deitelbaum

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2017 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Individual or Group Deferred Variable Annuity Contract - Transitions Select

MassMutual Transitions SelectSM Variable Annuity

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

This prospectus describes an individual deferred variable annuity contract offered by Massachusetts Mutual Life Insurance Company. We no longer sell the contract. However, we continue to administer existing contracts. The contract provides for accumulation of contract value and annuity payments on a fixed and/or variable basis. Certain features of this contract involve payment of a credit. If you elect any of these features, your contract expenses may be higher with the feature than without them. The amount of any credits may be more than offset by the charges for your elected features.

You, the contract owner, have a number of investment choices in this contract. These investment choices include various fixed account choices as well as the following funds which are offered through our separate account, Massachusetts Mutual Variable Annuity Separate Account 4. The number of investment choices may be restricted if you elect certain additional features.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Global Health Care Fund

Invesco V.I. Technology Fund

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio

Ivy Variable Insurance Portfolios 1

Ivy VIP Asset Strategy 2

MML Series Investment Fund

MML Aggressive Allocation Fund

MML American Funds® Core Allocation Fund

MML American Funds® Growth Fund

MML American Funds® International Fund

MML Balanced Allocation Fund

MML Blue Chip Growth Fund

MML Conservative Allocation Fund

MML Equity Income Fund

MML Equity Index Fund

MML Focused Equity Fund

MML Foreign Fund

MML Fundamental Growth Fund

MML Fundamental Value Fund

MML Global Fund

MML Growth Allocation Fund

MML Growth & Income Fund

MML Income & Growth Fund

MML International Equity Fund

MML Large Cap Growth Fund

MML Managed Volatility Fund

MML Mid Cap Growth Fund

MML Mid Cap Value Fund

MML Moderate Allocation Fund

MML Small Cap Growth Equity Fund

MML Small Company Value Fund

MML Small/Mid Cap Value Fund

MML Total Return Bond Fund

MML Series Investment Fund II

MML Blend Fund

MML Equity Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Managed Bond Fund

MML Short-Duration Bond Fund

MML Small Cap Equity Fund

MML Strategic Emerging Markets Fund

MML U.S. Government Money Market Fund

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Conservative Balanced Fund/VA 3

Oppenheimer Discovery Mid Cap Growth Fund/VA

Oppenheimer Global Fund/VA

Oppenheimer Global Multi-Alternatives Fund/VA

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Government Money Fund/VA 4

Oppenheimer International Growth Fund/VA

Oppenheimer Main Street Fund®/VA

PIMCO Variable Insurance Trust

PIMCO CommodityRealReturn® Strategy Portfolio

Voya Investors Trust

VY® Clarion Global Real Estate Portfolio

1	Formerly known as Ivy Funds Variable Insurance Portfolios.
2	Formerly known as Ivy Funds VIP Asset Strategy.
3	Unavailable in contracts issued on or after 5/1/2009. For contracts issued prior to 5/1/2009, you may not allocate any new money to this fund via purchase payments or transfers.
4	Unavailable in contracts issued on or after 1/19/2008.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2017. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 66 of this prospectus.

For a free copy of the SAI, or for general inquiries, call our Service Center at (800) 272-2216 or write to our Service Center using the following address: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111)

This prospectus is not an offer to sell the contract in any jurisdiction where it is illegal to offer the contract nor is it an offer to sell the contract to anyone to whom it is illegal to offer the contract.

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.
•	provides guarantees that are subject to our financial strength and claims-paying ability.

The SEC has not approved or disapproved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

Effective May 1, 2017

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
2008 Version	5
Accumulation Phase	5
Accumulation Unit	19
Age	11
Annuitant	10
Annuity Date	30
Annuity Options	32
Annuity Payments	31
Annuity Unit Value	31
Benefit Base	86
Claims-Paying Ability	64
Contract Anniversary	33
Free Withdrawals	29
GMIB Value	79
Good Order	19
Income Base	48
Income Phase	30
Interest Rate Factor Adjustment	17
Non-Qualified	54
Pre-2008 Version	5
Purchase Payment	11
Qualified	54
Separate Account	14
Service Center	5
Sub-Account	14
Tax Deferral	6
Window Period	17

Contacting the Company

How to Contact Us.  You may contact us by calling the MassMutual Customer Service Center (our Service Center) at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time. You may also e-mail us by visiting www.massmutual.com/secure/emailus. Additionally, you may write to our Service Center using the following address: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067 or to our overnight mail address at MassMutual Financial Group, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111.

Overview

We no longer sell the MassMutual Transitions Select contract. However, we continue to administer the contract and we continue to accept purchase payments to existing contracts subject to certain restrictions. See “Additional Purchase Payments.”

2008 and Pre-2008 Versions of the Transitions Select Contract.  This prospectus describes two versions of the Transitions Select contract: the 2008 Version (contracts applied for on or after 9/8/2008, subject to state availability); and the Pre-2008 Version (applied for prior to 9/8/2008 or in states where the 2008 Version was unavailable). The primary differences are disclosed in the following sections: “Table of Fees and Expenses,” “Appendix G – Funds” and “Appendix H – Funds.” Additionally, the expenses for funds offered in the 2008 Version are generally higher than for the funds in the Pre-2008 Version. See “Table of Fees and Expenses – Annual Fund Operating Expenses.”

The following is intended as a summary. Please read each section of this prospectus for additional detail.

This annuity is a contract between “you,” the owner and “us,” Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Company”). The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You designate the date on which the income period begins. This date must be at least five years (13 months for contracts issued in New York) from when you purchase the contract.

The contract has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you apply your entire contract value to an annuity option. During the accumulation phase you can apply purchase payments to your contract and we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase. Subject to certain restrictions, you may participate in both phases simultaneously if you apply a portion of your contract value to an annuity option.

Contract Type	The contract described in this prospectus is an individual deferred variable annuity. The contract provides for accumulation of contract value and annuity payments on a fixed and/or variable basis.
The Prospectus and the Contract	The prospectus and SAI describe all material terms and features of your contract. Certain non-material provisions of your contract may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your contract for specific variations since any such state variation will be included in your contract or in riders or endorsements attached to your contract.
Additional Features	The following are additional features that may be available to you through the contract for an additional charge or a credit: MassMutual Lifetime Income Protector; Guaranteed Minimum Accumulation Benefit (GMAB); Additional Death Benefit Features; Nine Year Contingent Deferred Sales Charge Feature; 10%/20% Free Withdrawal Feature; Nursing Home Waiver Benefit; Electronic Document Delivery Credit; and Case Size Credit. For details including terms, restrictions and participation rules, see “Additional Features.”
Death Benefits	The contract offers three death benefit features during the accumulation phase: the Basic Death Benefit; the Annual Ratchet Death Benefit (for an additional charge); and the Contract Value Death Benefit. Once the income phase commences, payments upon death may be available to beneficiaries depending on the annuity option elected. See “Death Benefit,” “Additional Features” and “The Income Phase.”

Annuity Options	We make annuity payments based on the annuity option you elect. Subject to certain restrictions, you may elect among a number of features when you elect an annuity option. These features include, but are not limited to: duration, number of payees, payments to beneficiaries, and whether payments will be variable and/or fixed payments. See “The Income Phase.”
Investment Choices	Through this contract you can choose to allocate your purchase payments among various investment choices. Your choices include over forty funds and various fixed accounts. See “Transfers and Transfer Programs – Asset Allocation Programs.” The number of investment choices may be restricted if you elect certain additional features. See “Investment Choices,” “Additional Features,” “Appendix G – Funds,” “Appendix H – Funds” and “Appendix C – Additional Features.”
Withdrawals

Subject to certain restrictions, you may periodically make partial withdrawals of your contract value. If you make a full withdrawal of your contract value, all your rights under the contract will be terminated. Income taxes, tax penalties, a contingent deferred sales charge (CDSC), and any applicable interest rate factor adjustment may apply to any withdrawal you request. See “Withdrawals,” “Expenses – Contingent Deferred Sales Charge,” “Appendix B – Long-Term Guarantee Fixed Account Interest Rate Factor Adjustment Calculation” and “Taxes.”

Withdrawals reduce the value of the contract’s death benefit. Withdrawals also reduce the value of any Guaranteed Minimum Accumulation Benefit or Guaranteed Minimum Income Benefit. Withdrawals taken prior to the Guaranteed Lifetime Withdrawal Date, or in excess of the Guaranteed Lifetime Withdrawal Amount, will reduce the value of any Guaranteed Minimum Withdrawal Benefit. Excess withdrawals will reduce the value of any MassMutual Lifetime Income Protector benefit. We describe the impact of withdrawals under each feature’s section in “Additional Features” and “Appendix C – Additional Features.”

Transfers	Subject to certain restrictions, you may periodically transfer contract value among available investment choices. See “Transfers and Transfer Programs.”
Fees	Your contract value will be subject to certain fees. These charges will be reflected in your contract value and may be reflected in any annuity payments you choose to receive from the contract. See “Expenses” and “Table of Fees and Expenses.”
Taxation	The Internal Revenue Code of 1986, as amended (IRC), has certain rules that apply to the contract. These tax treatments apply to earnings from the contract, withdrawals, death benefits and annuity options. See “Taxes.”
Tax Deferral	You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan. Investors should only consider buying a variable annuity to fund a qualified plan for the annuity’s additional features such as lifetime income payments and death benefit protection.
Right to Cancel Your Contract	You have a right to examine your contract. If you change your mind about owning your contract, you can generally cancel it within ten calendar days after receiving it. However, this time period may vary by state. See “Right to Cancel Your Contract.”
Our Claims-Paying Ability	Any guarantees we make under the contract are subject to our financial strength and claims-paying ability. See “Other Information – Our Ability to Make Payments Under the Contract.”

Table of Fees and Expenses

The following tables describe the fees and expenses you pay when buying, owning, and surrendering the contract. In addition to other fees and expenses shown below, premium taxes may also apply, but are not reflected below.

I.  The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below.

Owner Transaction Expenses	Current	Maximum
Transfer Fee During the Accumulation Phase	$0	12 free transfers per calendar year; thereafter, $20 per transfer.
Contingent Deferred Sales Charge (as a percentage of amount withdrawn or applied to Annuity Option E)
Standard	7%	7%
Optional Nine Year (credit provided if elected)	8%	8%

Contingent Deferred Sales Charge Schedules

Standard	Contract Year	1	2	3	4	5	6	7	8 or later
	Percentage	7%	7%	7%	6%	5%	4%	3%	0%

Optional Nine Year	Contract Year	1	2	3	4	5	6	7	8	9	10 or later
	Percentage	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including underlying fund fees and expenses.

Periodic Contract Charges	Current (annual rate)	Maximum (annual rate)
Annual Contract Maintenance Charge	$40 [1]	$60 [1]
Separate Account Annual Expenses (as a percentage of average account value in the separate account on an annualized basis)
Mortality and Expense Risk Charge	1.00%	1.70%
Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses	1.15%	1.95%

Charges for Additional Features	Current Charge (annual rate)	Maximum Charge (annual rate)
MassMutual Lifetime Income Protector Available to contracts issued on or after 1/11/2010	0.95% of current income base	1.95% of current income base
Annual Ratchet Death Benefit [2]	0.40% of contract value	0.90% of contract value
Guaranteed Minimum Accumulation Benefit [2]
Available to contracts issued on or after 5/1/2010	0.95% of contract value	1.00% of contract value

Available to contracts issued on or after 9/1/2006 and prior to 5/1/2010	0.45% of contract value	1.00% of contract value

Available to contracts issued prior to 9/1/2006	0.35% of contract value	1.00% of contract value
10%/20% Free Withdrawal Feature [2]	0.25% of contract value	0.35% of contract value
Nursing Home Waiver Benefit [2]	0.05% of contract value	0.10% of contract value

Charges for Additional Features (continued)	Current Charge (annual rate)	Maximum Charge (annual rate)
Guaranteed Minimum Income Benefits (GMIB) [3]
MassMutual Guaranteed Income Plus 5 (2008 and Pre-2008 Versions “GMIB 5”)	0.65% of current GMIB value	1.50% of current GMIB value

MassMutual Guaranteed Income Plus 6 (2008 and Pre-2008 Versions “GMIB 6”)	0.80% of current GMIB value	1.50% of current GMIB value

Basic GMIB [2]	0.60% of contract value	1.25% of contract value
Guaranteed Minimum Withdrawal Benefit / MassMutual Lifetime Payment Plus [3]
Single Life	0.60% of current benefit base	1.50% of current benefit base

Joint Life	0.85% of current benefit base	1.50% of current benefit base
Equalizer Benefit [3,4]	0.50% of contract value	0.60% of contract value

1	Currently waived if contract value is $100,000 or greater when we are to assess the charge.
2	In the first contract year, the charge is a percentage of your purchase payments. On the last day of your first contract year and on the last day of each contract year thereafter, the annual charge is a percentage of your contract value on that date.
3	For more information about this feature, see “Appendix C – Additional Features.”
4	In the first contract year, the charge is a percentage of your purchase payments. On the last day of your first contract year and on the last day of each contract year thereafter, the annual charge is a percentage of your contract value on that date.

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The tables below show the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2016 (before any waivers or reimbursements). 1 More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the contract is contained in each fund prospectus. Current and future expenses may be higher or lower than those shown.

2008 Version: for contracts applied for on or after 9/8/2008, subject to state availability

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.54%	1.75%

Pre-2008 Version: for contracts applied for prior to 9/8/2008 or in states where the 2008 Version was unavailable

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.39%	1.75%

1	The Fund expenses used to prepare these tables were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

The information above describes the fees and expenses you pay related to the contract. For information on compensation we may receive from the funds and their advisers and sub-advisers, see “Investment Choices – Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the contract, see “Other Information – Distribution.”

Examples Using Current and Maximum Expenses

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown and we do not deduct a contingent deferred sales charge. Currently the income phase is not available until five years (13 months for contracts issued in New York) after you purchase your contract.

Both Example I and Example II assume:

•	that your contract is the 2008 Version,
•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% gross return each year,
•	that you elected the 10%/20% Free Withdrawal Feature, the Nursing Home Waiver Benefit, the Annual Ratchet Death Benefit and the Guaranteed Minimum Accumulation Benefit,
•	that either the current or maximum fees and expenses in the “Table of Fees and Expenses” apply (including total separate account annual expenses of 1.15% for current fees and expenses and 1.95% for maximum fees and expenses), and
•	that you selected one of two sub-accounts:
1)	the one that invests in the Asset Allocation Fund with the highest total operating expenses; or
2)	the one that invests in the Asset Allocation Fund with the lowest total operating expenses.

Examples Using Current Expenses

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-Account with highest total operating expenses (assumes investment in the Asset Allocation fund with the highest total operating expenses)	$1,033	$1,780	$2,444	$4,151	$396	$1,201	$2,022	$4,151
Sub-Account with lowest total operating expenses (assumes investment in the Asset Allocation fund with the lowest total operating expenses)	$1,027	$1,761	$2,413	$4,091	$389	$1,180	$1,989	$4,091

Examples Using Maximum Expenses

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-Account with highest total operating expenses (assumes investment in the Asset Allocation fund with the highest total operating expenses)	$1,174	$2,185	$3,100	$5,357	$547	$1,634	$2,710	$5,357
Sub-Account with lowest total operating expenses (assumes investment in the Asset Allocation fund with the lowest total operating expenses)	$1,167	$2,167	$3,071	$5,305	$540	$1,614	$2,679	$5,305

The examples using current expenses reflect the annual contract maintenance charge of $40 as an annual charge of 0.02%.

The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.03%.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. The assumed 5% annual rate of return is hypothetical. Actual returns may be greater or less than the assumed hypothetical return.

There is an accumulation unit value history in “Appendix A – Condensed Financial Information.”

There is information concerning compensation payments we make to sales representatives in connection with the sale of the contracts in “Other Information – Distribution.”

The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MM Financial Advisors, Direct to Consumer, Institutional Solutions and Workplace Solutions distribution channels.

MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner of the contract. The owner is named at the time you apply for a contract. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed age 90 (age 85 for contracts issued in New York and Oklahoma) as of the date we proposed to issue the contract. The maximum issue age for the contract and certain of its riders may be reduced in connection with the offer of the contract through certain broker-dealers. You should discuss this with your registered representative.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact. See “Taxes – Non-Natural Owner.”

As the owner of the contract, you exercise all rights under the contract. On and after the annuity date, you continue as the owner. You may change the owner of a non-qualified contract at any time prior to the annuity date by sending written authorization on our form, in good order, to our Service Center. However, in certain states you may not change owners without our approval. We will refuse or accept any requested change on a non-discriminatory basis. Please refer to your contract. Changing the owner may result in tax consequences. If you are participating in MassMutual Lifetime Income Protector or MassMutual Lifetime Payment Plus, changes to an owner (or an annuitant, if the owner is a non-natural person) may terminate the feature.

Contracts under qualified plans generally must be held by the plan sponsor or plan trustee. Except for TSAs, Keogh plans, and IRAs, an individual cannot be the owner of a contract held to fund a qualified plan. Therefore, the individuals covered by the qualified plan have no ownership rights.

Joint Owner

Non-qualified contracts can be owned by joint owners. However, the contract cannot be jointly owned if an owner is a non-natural person, and cannot be owned by more than two individuals. We will use the age of the oldest joint owner to determine all applicable benefits under the contract. We will not issue a contract to you if either proposed joint owner has passed age 90 (age 85 for contracts issued in New York and Oklahoma) as of the date we propose to issue the contract. If there are joint owners, we require authorization from both joint owners for all transactions.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed age 90 (age 85 for contracts issued in New York and Oklahoma) as of the date we proposed to issue the contract. You may change the annuitant before the annuity date subject to our approval. However, the annuitant may not be changed on a contract owned by a non-natural person unless the contract was issued under a plan pursuant to IRC Section 401(a), 408(a), 408(b) or 408A. We will use the age of the annuitant to determine all applicable benefits under a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. You may change the beneficiary at any time before you die. To change an irrevocable beneficiary, we must receive written authorization on our form in good order at our Service Center from the irrevocable beneficiary. If you are participating in MassMutual Lifetime Income Protector or MassMutual Lifetime Payment Plus, changes to the beneficiary may reduce the value of the benefit.

If you are married and your contract is issued under an ERISA plan, your ability to name a primary beneficiary other than your spouse is restricted.

Beneficiary IRA

Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, a beneficiary(ies) may generally establish a Beneficiary IRA by either purchasing a new annuity contract or in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA or other qualified contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax. For a list of the eligibility requirements/restrictions, see “Death Benefit – Beneficiary IRA Election.”

Age

How We Determine Age of Annuitant, Owner and Beneficiary

In this prospectus the term “age,” except when discussed regarding specific tax provisions, is defined as “insurance age,” which is a person’s age on his/her birthday nearest the date for which the age is being determined. This means we calculate your age based on your nearest birthday, which could be either your last birthday or your next. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months.

Additional Purchase Payments

We no longer sell the MassMutual Transitions Select contract. However, we continue to administer the contracts and we continue to accept purchase payments to existing contracts subject to certain restrictions.

The minimum amount we accepted for your initial purchase payment was $3,000 for qualified contracts and $5,000 for non-qualified contracts. If you elected MassMutual Lifetime Income Protector when we issued your contract, the minimum amount we accepted for your initial purchase payment was $25,000.

Effective March 25, 2009, if you applied for a non-qualified or qualified contract with an election of the Guaranteed Minimum Income Benefit 5 (GMIB 5) or a Guaranteed Minimum Withdrawal Benefit (GMWB) “MassMutual Lifetime Payment Plus,” the minimum amount we accepted for your initial purchase payment was $25,000. The GMIB 5 and GMWB were not available in contracts applied for after March 31, 2009.

These amounts may vary by state.

You can make additional purchase payments to your contract. However, additional purchase payments of less than $250 are subject to our approval.

For contracts issued on or after May 1, 2010, the maximum amount of cumulative purchase payments we accept without our prior approval is $1.5 million.

For contracts issued in New Jersey, the maximum amount of cumulative purchase payments we accept is $1.5 million.

For all contracts with an election of MassMutual Lifetime Income Protector, we reserve the right to limit total purchase payments after the first contract year to $100,000.

For contracts issued prior to May 1, 2010, the maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1.5 million up to age 75; or
•	$500,000 if older than age 75 or if the owner is a non-natural person.

For contracts issued in New Jersey, the maximum amount of cumulative purchase payments we accept is based on the age of the oldest owner, or the oldest annuitant if the owner is non-natural, when we issued the contract. The maximum amount is:

•	$2 million up to age 75; or
•	$1 million if older than age 75.

If there are joint owners, age refers to the oldest joint owner. Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Purchase Payment Delivery.  You may submit your initial purchase payment, along with your completed application, by giving it to your registered representative. You can make additional purchase payments:

•	by mailing your check, that clearly indicates your name and contract number, to our lockbox:

First Class Mail

MassMutual Transitions Select

Annuity Payment Services

MassMutual P.O. Box 74908

Chicago, IL 60675-4908

Overnight Mail

MassMutual Transitions Select

Annuity Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 4908

Chicago, IL 60654

•	by Wire Transfer

JP Morgan Chase Bank

New York, New York

ABA #021000021

MassMutual Account #323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Service Center. We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making subsequent purchase payments to your contract. Contact our Service Center for information regarding setting up an AIP and any restrictions regarding use of the AIP.

Allocation of Purchase Payments

General Overview.  When you purchased your contract, we applied your purchase payment among the investment choices according to the allocation instructions you provided. If you make additional purchase payments and do not provide new allocation instructions, we will apply each according to the allocation instructions we have on record.

We reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 investment choices (including the fixed accounts) at any one time in the event administrative burdens require such a limitation.

If you are participating in a transfer program, Asset Allocation Program, Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, Guaranteed Minimum Withdrawal Benefit or MassMutual Lifetime Income Protector, allocation restrictions apply. See “Transfers and Transfer Programs,” “Additional Features – Guaranteed Minimum Accumulation Benefit,” “Appendix C – Additional Features – Guaranteed Minimum Income Benefit,” “Appendix C – Additional Features – Guaranteed Minimum Withdrawal Benefit” and “Additional Features – MassMutual Lifetime Income Protector.”

The Fixed Account and the Long-Term Guarantee Fixed Accounts.  For contracts issued after December 30, 2011, you may allocate up to 50% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts (unless your contract was issued in Oregon). For contracts issued after October 25, 2012 in Oregon, you may allocate up to 50% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts.

For contracts issued on or before December 30, 2011, you may allocate up to 70% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts (unless your contract was issued in Oregon). For contracts issued on or before October 25, 2012 in Oregon, you may allocate up to 70% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts.

If you are participating in a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, Guaranteed Minimum Withdrawal Benefit or MassMutual Lifetime Income Protector, you cannot make allocations to The Fixed Account or to the Long-Term Guarantee Fixed Accounts. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to The Fixed Account or the Long-Term Guarantee Fixed Accounts. We will only exercise our right to discontinue access to The Fixed Account and the Long-Term Guarantee Fixed Accounts if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner.

Applying Purchase Payments.  Once we receive your initial purchase payment and the necessary information in good order at our Service Center or lockbox, we will issue your contract and apply your initial purchase payment within two business days. If you do not give us all of the information we need, we will notify you. When we receive all of the necessary information, we will then apply your initial purchase payment within two business days. If for some reason we are unable to complete this process within five business days, we will either send back your money or obtain your permission to keep it until we receive all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them and all necessary information in good order at our Service Center or lockbox. If we receive your purchase payment at our Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day. Our business day closes when the New York Stock Exchange (NYSE) closes, usually 4:00 p.m. Eastern Time.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy or contract will generally earn a commission if you buy the new policy or contract through a replacement. Remember that if you replace a policy or contract with another policy or contract, you might have to pay a surrender charge on the replaced policy or contract, and there may be a new surrender charge period for the new policy or contract. In addition, other charges may be higher (or lower) and the benefits may be different.

If you purchase the contract described in this prospectus in exchange for an existing policy or contract from another company, we may not receive your initial purchase payment from the other company for a substantial period of time after we receive your signed application.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Right to Cancel Your Contract

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within ten calendar days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. Unless your state has other requirements you will receive back your contract value as of the business day we receive your contract and your written request in good order at our Service Center, and your contract will be terminated. If you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or the contract value. For contracts issued in New York, you will receive your contract value plus any previously deducted charges.

Investment Choices

This section discloses information about our separate account; certain fund types (asset allocation and feeder funds); compensation we receive from funds, advisers and sub-advisers; and fixed investment choices. For a brief description of the funds which are offered through our separate account see “Appendix G – Funds” for the 2008 Version and “Appendix H – Funds” for the Pre-2008 Version.

Choose Investment Choices Appropriate for You.  When electing among your available investment choices consider your circumstances, investment goals, financial situation and risk tolerance. After you elect investment choices for your initial purchase payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate. Through the contract we offer a number of investment choices, but we do not recommend or endorse any particular investment choice and we do not provide investment advice. Because investment risk is borne by you, carefully consider your investment choice elections.

Understand the Risks Associated with Your Investment Choices.  If your contract value is allocated to a fund, your contract value will be influenced by the investment performance of that fund. You will want to read the fund prospectus, especially the section discussing the risks of investing in the fund. We will deliver current fund prospectuses and/or current summary fund prospectuses to you. You may also contact our Service Center to request current fund prospectuses and summary fund prospectuses. Summary fund prospectuses for certain funds may be unavailable.

Be Informed.  Read this prospectus. Also review information about the funds: the fund prospectus, statement of additional information, annual report and semiannual report.

The Separate Account

We established Massachusetts Mutual Variable Annuity Separate Account 4 (the separate account) as a separate account under Massachusetts law on July 9, 1997. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act).

The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into sub-accounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate account. We credit gains to or charge losses against the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.

The Funds

The funds available as investment choices under the contract vary between contract versions. If you have the 2008 Version (contracts applied for on or after 9/8/2008, subject to state availability), the funds available under your contract are listed in “Appendix G – Funds.” If you have the Pre-2008 Version (contracts applied for prior to 9/8/2008 or in states where the 2008 Version was unavailable), the funds available under your contract are listed in “Appendix H – Funds.” If your contract value is allocated to a fund, your contract value will be influenced by the investment performance of that fund.

These funds are only available to insurance company separate accounts and qualified retirement plans, are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names and investment goals and policies that are sold directly to the public. While a fund may have many similarities to these other publicly available mutual funds, you should not expect the investment results of the fund to be the same as the investment results of those publicly available mutual funds. We do not guarantee or make any representation that the investment results of the funds will be comparable to the investment results of any other mutual fund, even a mutual fund with the same investment adviser or manager.

Addition, Removal, Closure or Substitution of Funds

We have the right to change the funds offered through the contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain contract owners. Examples of possible changes include: adding new funds or fund classes; removing existing funds or fund classes; closing existing funds or fund classes; or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close or substitute any shares attributable to your interest in a sub-account of the separate account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which your contract belongs.

Conflicts of Interest.  The funds available with this contract may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the separate account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the interests of the separate account and one or more of the other separate accounts participating in the funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the separate account from participation in the funds involved in the conflict or substituting shares of other funds.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Advisers and Sub-Advisers.  We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation may not be reflected in a fund’s expenses because this compensation may not be paid directly out of a fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements or call our Service Center at the number shown on page 1 of this prospectus.

Compensation We Receive from Funds.  We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of a fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation and Fund Selection.  When selecting the funds that will be available with MassMutual’s variable contracts we consider each fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant and we may profit from this compensation. Additionally, we offer certain funds through the contract at least in part because they are managed by us or an affiliate.

The Fixed Accounts

In most states, we offer the following fixed accounts (collectively, “the fixed accounts”) as investment choices:

•	Fixed Accounts for Dollar Cost Averaging (the “DCA Fixed Accounts”);
•	Fixed Accounts with a Long-Term Guarantee (the “Long-Term Guarantee Fixed Accounts”); and
•	The Fixed Account.

The fixed accounts are investment choices within our general account. Purchase payments allocated to the fixed accounts and transfers to the fixed accounts become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (1933 Act) nor is the general account registered under the 1940 Act because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed accounts or the general account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our general account see “Other Information – Our Ability to Make Payments Under the Contract.”

The DCA Fixed Accounts.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s) you select. You may not transfer your contract value in a DCA Fixed Account to the fixed accounts. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

DCA Term

In most states, you have a choice of three DCA Fixed Accounts: (a) DCA Fixed Account with a DCA Term of six months; (b) DCA Fixed Account with a DCA Term of 12 months; or (c) DCA Fixed Account with a DCA Term of 18 months. You can only participate in one DCA Fixed Account at a time.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon payment of the death benefit.

If you elect to make an allocation to a DCA Fixed Account, but your annuity date will occur prior to the end of that DCA Term, your DCA Term will expire early. It will expire on your annuity date. We will transfer any contract value remaining in the DCA Fixed Account on your annuity date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after your annuity date.

How to Participate in the DCA Fixed Account

To participate in the DCA Fixed Account you must apply a new purchase payment of $5,000 or greater to a DCA Term or provide us with evidence satisfactory to us that you will apply $5,000 or more to a DCA Term via transfer(s) from another financial institution. Purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. We reserve the right to reject purchase payments. You cannot transfer current contract values into the DCA Fixed Account. The first DCA transfer will occur five business days after we receive all or a portion of the purchase payment into the DCA Fixed Account.

Any portion of the sum to be applied to the DCA Fixed Account that we receive after the start of the DCA Term, will be added to the amount in the current DCA Term and will participate only in the remaining period of that DCA Term. You may apply additional purchase payments to the current DCA term. Those additional purchase payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.

DCA Transfers

We make scheduled monthly transfers from the DCA Fixed Account. The first transfer will occur five business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may make a one-time transfer of your remaining contract value in the DCA Fixed Account into any of the fund(s) prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive, in good order, your written request or telephone request at our Service Center. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. If we receive your transfer request in good order at our Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

DCA Withdrawals

If you withdraw all or a portion of your contract value during a DCA Term, we will apply our normal withdrawal provisions.

DCA Fees

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

DCA Interest Rate

We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

Additional Restrictions

If you are participating in a DCA Fixed Account, you cannot also participate in an Asset Allocation Program, the Automatic Rebalancing Program, the Interest Sweep Option, the Separate Account Dollar Cost Averaging Program, a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, Guaranteed Minimum Withdrawal Benefit or MassMutual Lifetime Income Protector.

Long-Term Guarantee Fixed Accounts.  Each Long-Term Guarantee Fixed Account is a fixed account that is a part of the company’s general account. During the accumulation phase, you may elect to have a purchase payment or transfer allocated to a Long-Term Guarantee Fixed Account. Your election must be in writing.

Allocating Purchase Payments

For contracts issued after December 30, 2011, you may allocate up to 50% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts (unless your contract was issued in Oregon). For contracts issued after October 25, 2012 in Oregon, you may allocate up to 50% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts.

For contracts issued on or before December 30, 2011, you may allocate up to 70% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts (unless your contract was issued in Oregon). For contracts issued on or before October 25, 2012 in Oregon, you may allocate up to 70% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts.

If you are participating in a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, Guaranteed Minimum Withdrawal Benefit or MassMutual Lifetime Income Protector, you cannot make allocations to the Long-Term Guarantee Fixed Accounts. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to the Long-Term Guarantee Fixed Accounts. We will only exercise our right to discontinue access to the Long-Term Guarantee Fixed Accounts if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner.

We will only accept a purchase payment to a Long-Term Guarantee Fixed Account as of the beginning of a guarantee period. The minimum purchase payment amount we permit to any of the Long-Term Guarantee Fixed Accounts is $1,000.

Transfers into a Long-Term Guarantee Fixed Account

We will only accept a transfer into a Long-Term Guarantee Fixed Account as of the beginning of a guarantee period. The minimum transfer amount we permit into any of the Long-Term Guarantee Fixed Accounts is $1,000. For additional rules limiting your ability to transfer contract value into the Long-Term Guarantee Fixed Accounts, see “Transfers and Transfer Programs.”

Transfers out of a Long-Term Guarantee Fixed Account

You may only transfer contract value out of a Long-Term Guarantee Fixed Account during the window period. The window period is the last 15 calendar days of a guarantee period and the first 15 calendar days of the immediately following guarantee period. For additional rules limiting your ability to transfer contract value out of the Long-Term Guarantee Fixed Accounts, see “Transfers and Transfer Programs.”

Withdrawals and the Interest Rate Factor Adjustment

If you make a partial withdrawal, we will take the withdrawal amount proportionally from your contract value in your investment choices as of the business day we receive your request in good order at our Service Center. Except during the window period, we will apply an interest rate factor adjustment to any partial or full withdrawal of contract value from a Long-Term Guarantee Fixed Account. Any withdrawal of contract value may also be subject to a contingent deferred sales charge even if the withdrawal occurs during the window period. We will apply the interest rate factor adjustment prior to assessing a contingent deferred sales charge. The interest rate factor adjustment may increase or decrease your contract value.

We will waive a negative interest rate factor adjustment if:

a)	the withdrawal is taken as part of our required minimum distribution (RMD) program;
b)	the RMD amount is calculated using only the assets held under this contract;

c)	the RMD is for the current calendar year; and
d)	in that contract year, RMD withdrawals for only a single calendar year are taken.

See “Appendix B – Long-Term Guarantee Fixed Account Interest Rate Factor Adjustment Calculation” for the formula used to calculate the interest rate factor adjustment.

Rate of Interest

Each Long-Term Guarantee Fixed Account guarantees that we will credit your value in that fixed account with a specific rate of interest for a specific guarantee period. The guarantee periods of the Long-Term Guarantee Fixed Accounts are currently 3, 5, 7, and 10 years. The guarantee period for a Long-Term Guarantee Fixed Account begins on the date we apply your purchase payment or transferred contract value to that account, and ends on the last day of the guarantee period. Amounts you allocate or transfer to any Long-Term Guarantee Fixed Account earn interest at the guaranteed rate applicable to that Long-Term Guarantee Fixed Account on the date we credit the amount to that account. The interest rate we credit remains constant during a Long-Term Guarantee Fixed Account guarantee period. You may allocate amounts to multiple Long-Term Guarantee Fixed Accounts. We may change the terms of the Long-Term Guarantee Fixed Accounts at any time. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Renewal Options

We will notify you in writing regarding your renewal options prior to the last day of a guarantee period. If we receive a written request in good order at our Service Center at least three business days prior to the last day of a guarantee period, you may elect a renewal guarantee period from any of the guarantee periods that we are currently offering at that time to new contract owners. Alternatively, you may transfer your contract value in the Long-Term Guarantee Fixed Accounts to another investment choice. If you have not elected otherwise by written request sent in good order to our Service Center, we will automatically invest your contract value in a Long-Term Guarantee Fixed Account as of the last day of the guarantee period in a Long-Term Guarantee Fixed Account with the same guarantee period as the immediately preceding guarantee period. If we are not offering a guarantee period for the same length of time as your guarantee period just ended, we will invest your contract value in a Long-Term Guarantee Fixed Account with the next shorter guarantee period being offered by us to new contract owners at that time.

A renewal guarantee period cannot be less than 12 months and cannot extend beyond your annuity date unless the period from the last day of the guarantee period to your annuity date is less than 12 months. If the period from the last day of the guarantee period to your annuity date is less than 12 months, your renewal guarantee period will be the shortest guarantee period we offer and your annuity date will become the last day of your new guarantee period.

The Fixed Account.  For contracts issued after December 30, 2011, you may allocate up to 50% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts (unless your contract was issued in Oregon). For contracts issued after October 25, 2012 in Oregon, you may allocate up to 50% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts.

For contracts issued on or before December 30, 2011, you may allocate up to 70% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts (unless your contract was issued in Oregon). For contracts issued on or before October 25, 2012 in Oregon, you may allocate up to 70% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts.

If you are participating in a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, Guaranteed Minimum Withdrawal Benefit or MassMutual Lifetime Income Protector, you cannot make allocations to The Fixed Account. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to The Fixed Account. We will only exercise our right to discontinue access to The Fixed Account if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner.

Transfers

There are additional rules limiting your ability to transfer contract value out of or into The Fixed Account. These are detailed in “Transfers and Transfer Programs.”

Withdrawals

If you make a partial withdrawal, we will take the withdrawal amount proportionally from your contract value in your investment choices as of the business day we receive your request in good order at our Service Center. Partial withdrawals from The Fixed Account are calculated on a first-in, first-out basis, which means the oldest purchase payments are withdrawn first.

Interest Rate

You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units.  Every business day we determine the value of an accumulation unit for each of the sub-accounts. Changes in the accumulation unit value reflect the investment performance of the underlying fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The SAI contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a sub-account by the value of the accumulation unit for that sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each sub-account after the NYSE closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example.  On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Fund. When the NYSE closes on that Monday, we determine that the value of an accumulation unit for the MML Managed Bond Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Managed Bond Fund.

Business Days and Non-Business Days

Our business day closes when the NYSE business day closes. The NYSE business day usually closes at 4:00 p.m. Eastern Time. Our non-business days are those days when the NYSE is  not open for trading.

Sending Requests in Good Order

From time to time you may want to submit a request for transfer among investment choices, a withdrawal, a change of beneficiary, or some other action. We can only act upon your request if we receive it in “good order.” Contact our Service Center to learn what information we require for your request to be in “good order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

In addition to written requests, we may allow requests by fax, telephone or internet. Fax, telephone or internet transactions may not always be available. Fax, telephone and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by fax, telephone or the internet.

Transfers and Transfer Programs

General Overview

We have the right to terminate, suspend or modify the transfer and transfer program provisions described in this prospectus.

Transfers Among Investment Choices.  Generally, you can transfer all or part of your contract value among investment choices. However, there are restrictions that are detailed later in this section.

Transfer Requests.  You can make transfers by written request, by telephone, by fax, or by other means we authorize. You must clearly indicate the amount and investment choices from and to which you wish to transfer. We will use reasonable procedures to confirm that instructions given to us are genuine. We may record all telephone instructions.

Your registered representative may provide us with instructions on your behalf involving fund transfers subject to our rules and requirements, including the restrictions on frequent trading and market timing activities.

Transfer Effective Date.  Your transfer is effective on the business day we receive your request in good order at our Service Center. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. If we receive your transfer request in good order at our Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

Transfer Fee.  During the accumulation phase we do not assess a transfer fee. However, we reserve the right to allow 12 free transfers per calendar year and charge an amount of $20 per transfer in excess of 12.

Transfer Amounts.  Currently, we do not restrict the amount you can transfer to a fund. However, we reserve the right to require a minimum transfer amount equal to $1,000 or the entire amount in a fund, if less. We waive this requirement if a transfer is made due to participation in an Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program. Currently, we do not require that a minimum amount remain in a fund after you make a transfer. However, we reserve the right to require that a minimum amount of $1,000 remain in a fund after a transfer, unless you transfer the entire fund value.

Limits on Transfers.  References to “The Fixed Account” pertain only to The Fixed Account and not the DCA Fixed Accounts. For DCA Fixed Account transfer rules see “Investment Choices – The Fixed Accounts – The DCA Fixed Accounts.”

1)	For contracts issued after December 30, 2011, we currently limit any transfer from the funds such that no transfer can cause your combined value in The Fixed Account and the Long-Term Guarantee Fixed Accounts to exceed 50% of your total contract value (unless your contract was issued in Oregon). For contracts issued after October 25, 2012 in Oregon, we currently limit any transfer from the funds such that no transfer can cause your combined value in The Fixed Account and the Long-Term Guarantee Fixed Accounts to exceed 50% of your total contract value.

For contracts issued on or before December 30, 2011, we currently limit any transfer from the funds such that no transfer can cause your combined value in The Fixed Account and the Long-Term Guarantee Fixed Accounts to exceed 70% of your total contract value (unless your contract was issued in Oregon). For contracts issued on or before October 25, 2012 in Oregon, we currently limit any transfer from the funds such that no transfer can cause your combined value in The Fixed Account and the Long-Term Guarantee Fixed Accounts to exceed 70% of your total contract value.

We reserve the right, upon providing you with 30 days notice, to change these percentage limits or to disallow transfers to The Fixed Account and the Long-Term Guarantee Fixed Accounts.

2)	If your contract value in The Fixed Account is $500 or less at the time of your transfer, then you may transfer the entire amount out of The Fixed Account.

If your contract value in The Fixed Account is more than $500, then we limit the amount you can transfer out of The Fixed Account. Each contract year, we will allow you to transfer up to 30% of your contract value in The Fixed Account as of your first transfer in that contract year. The 30% can be transferred at one time, or through several transfers during the contract year. If you transfer 30% of your contract value in The Fixed Account for three consecutive contract years, in the fourth consecutive contract year you may transfer up to the entire amount in The Fixed Account, provided that you have not applied payments or transferred contract value into The Fixed Account from the time the first annual transfer was made. We measure a contract year from the anniversary of the day we issued your contract. We calculate transfers out of The Fixed Account on a first-in, first-out basis. In other words, we transfer amounts attributed to the oldest purchase payments first; then we transfer amounts attributed to the next oldest purchase payment; and so on.

3)	You may not transfer contract value from The Fixed Account to the Long-Term Guarantee Fixed Accounts or a money market fund. For a period of 90 days after you transfer contract value out of The Fixed Account, you may not transfer any contract value into The Fixed Account, the Long-Term Guarantee Fixed Accounts or a money market fund.

4)	If you are participating in a transfer program, an Asset Allocation Program, a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, Guaranteed Minimum Withdrawal Benefit or MassMutual Lifetime Income Protector, additional transfer restrictions may apply. See “Transfers and Transfer Programs,” “Additional Features – Guaranteed Minimum Accumulation Benefit,” “Appendix C – Additional Features – Guaranteed Minimum Income Benefit,” “Appendix C – Additional Features – Guaranteed Minimum Withdrawal Benefit” and “Additional Features – MassMutual Lifetime Income Protector.”

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the contract owner to submit transfer requests by regular mail only. We will not accept other owner transfer requests if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.

The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.

Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a contract year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

During the income phase, if you are receiving variable payments, you may make six transfers between the funds each calendar year. We will not assess a transfer fee on those transfers. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once each contract year. We currently do not restrict the amount that you can transfer. However, we reserve the right to institute a minimum transfer amount equal to $1,000 or the entire value in a fund, if less. After a transfer, the minimum amount which must remain in a fund is $1,000 unless you have transferred the entire value.

Asset Allocation Programs

We restrict which asset allocation programs are available to you based on your elected additional features and when your contract is issued.

Asset Allocation Programs and Additional Features.  You must elect an asset allocation program if you are participating in:

1)	MassMutual Lifetime Income Protector; or
2)	Guaranteed Minimum Accumulation Benefit (GMAB); or
3)	Guaranteed Minimum Income Benefit (GMIB); or
4)	Guaranteed Minimum Withdrawal Benefit (GMWB).

If you are participating in one of the features listed above, we describe in this section which asset allocation programs are available to you.

If you are not participating in GMIB, GMAB, GMWB or MassMutual Lifetime Income Protector, you may elect to participate in the following asset allocation programs:

•	Asset Allocation Funds; or
•	Custom Allocation Choice (for contracts issued prior to 5/1/2010); or
•	Directed Allocation Models. (Directed Allocation Models are only available if you were participating in a model as of 1/18/2008. If you subsequently elect a different asset allocation program, you cannot return to the Directed Allocation Models.)

Transfers Within Asset Allocation Programs.  You may make transfers as permitted within your elected asset allocation program and you may transfer from one asset allocation program to another (subject to availability). If you are participating in the GMAB, GMIB or GMWB, you may make transfers outside of the asset allocation programs only if you first cancel your election of the GMAB, GMIB or GMWB and then make the transfer request subject to the terms and conditions described in “Transfers and Transfer Programs.” If you are participating in MassMutual Lifetime Income Protector you cannot make transfers outside of the asset allocation programs.

For Contracts Issued on or after 5/1/2010

Asset Allocation Programs Available with MassMutual Lifetime Income Protector.  If you participate in MassMutual Lifetime Income Protector, you must elect one of the following asset allocation programs:

•	Custom Allocation Choice Select; or
•	Asset Allocation Funds (restrictions apply, see “Asset Allocation Programs – Asset Allocation Funds” in this section).

Asset Allocation Programs Available with the GMAB.  If you participate in the GMAB, you must elect one of the following asset allocation programs:

•	Custom Allocation Choice Select; or
•	Asset Allocation Funds (restrictions apply, see “Asset Allocation Programs – Asset Allocation Funds” in this section).

For Contracts Issued Prior to 5/1/2010

Asset Allocation Programs Available with MassMutual Lifetime Income Protector.  If you participate in MassMutual Lifetime Income Protector, you must elect one of the following asset allocation programs:

•	Custom Allocation Choice Select; or
•	Asset Allocation Funds (restrictions apply, see “Asset Allocation Programs – Asset Allocation Funds” in this section).

Asset Allocation Programs Available with the GMAB, GMIB and GMWB.  If you participate in the GMAB, GMIB or GMWB you must elect one of the following asset allocation programs:

•	Custom Allocation Choice Select (only available with GMAB); or
•	Custom Allocation Choice; or
•	Asset Allocation Funds (restrictions apply see, “Asset Allocation Programs – Asset Allocation Funds” in this section); or
•	Directed Allocation Models. (Directed Allocation Models are unavailable with GMWB. Additionally, Directed Allocation Models are only available if you were participating in a model as of 1/18/2008. If you subsequently elect a different asset allocation program, you cannot return to the Directed Allocation Models.)

Custom Allocation Choice Select.  You may only elect Custom Allocation Choice Select if you are participating in GMAB or MassMutual Lifetime Income Protector. If you elect Custom Allocation Choice Select, you must allocate your contract value within the Custom Allocation Choice Select parameters. The parameters are the minimum and maximum that may be allocated to each style of investment choice offered through Custom Allocation Choice Select. Periodically, we will rebalance your contract value so that it continues to follow the parameters. You can elect that the rebalancing occur quarterly, annually or semiannually during each calendar year. If you do not make an election, rebalancing will occur quarterly. See “Appendix J” for Custom Allocation Choice Select parameters and investment choices. Participation in Custom Allocation Choice Select does not assure a profit and does not protect you against loss in a declining market. We will terminate your participation in Custom Allocation Choice Select:

•	if you apply your full contract value to an annuity option;
•	if you withdraw the total contract value; or
•	upon payment of the death benefit.

Additionally, unless you are participating in MassMutual Lifetime Income Protector, you may request that we end the program (in writing or by telephone).

Asset Allocation Funds.  If you are participating in MassMutual Lifetime Income Protector, GMAB, GMIB or GMWB, you can fulfill our requirement that you participate in an asset allocation program, by allocating all of your contract value to one of our asset allocation funds. While participating in this program you can make transfers by moving your full contract value from one asset allocation fund to another.

The funds are as follows:

•	MML Aggressive Allocation Fund

The MML Aggressive Allocation Fund is not available as an investment choice if you are participating in MassMutual

Lifetime Income Protector, MassMutual Guaranteed Income Plus 6 or MassMutual Lifetime Payment Plus. Additionally, this fund is unavailable if your contract was issued on or after 4/15/2009 and you are participating in MassMutual Guaranteed Income Plus 5 or the Guaranteed Minimum Accumulation Benefit.

•	MML American Funds Core Allocation Fund
•	MML Balanced Allocation Fund
•	MML Conservative Allocation Fund
•	MML Growth Allocation Fund

The MML Growth Allocation Fund is not available as an investment choice if you are participating in MassMutual Lifetime Income Protector. Additionally, this fund is unavailable if your contract was issued on or after 5/1/2010 and you are participating in the Guaranteed Minimum Accumulation Benefit.

•	MML Moderate Allocation Fund

These funds are also available if you do not have an election of MassMutual Lifetime Income Protector, a GMAB, GMIB or GMWB. In such case you may allocate a portion or all of your contract value to these funds.

Custom Allocation Choice.  If you elect Custom Allocation Choice, you must allocate your contract value within the Custom Allocation Choice parameters. The parameters are the minimum and maximum that may be allocated to each style of investment choice offered through the contract. Periodically, we will rebalance your contract value so that it continues to follow the parameters. You can elect that the rebalancing occur quarterly, annually or semi-annually during each calendar year. If you do not make an election, rebalancing will occur quarterly. Custom Allocation Choice parameters and investment choices are shown in “Appendix K.” Participation in Custom Allocation Choice does not assure a profit and does not protect you against loss in a declining market. We will terminate your participation in Custom Allocation Choice:

•	if you apply your full contract value to an annuity option;
•	if you withdraw the total contract value;
•	upon payment of the death benefit; or
•	if you request that we end the program (in writing or by telephone).

Directed Allocation Models.  If you elect a directed allocation model (model), the model you elect will determine which investment choices your contract value is invested in and how much of your contract value is allocated to each investment choice. The directed allocation models are static models which means the underlying investment allocations within each model will not change over time.

Participation in a model does not assure a profit and does not protect you against loss in a declining market. We will rebalance your contract value each calendar year quarter so it continues to follow your elected model strategy. Contract value in the fixed accounts will not be rebalanced. For a detailed description of the available models, contact our Service Center or your registered representative.

While participating in a model you may transfer your contract value by changing models. If you do submit a transfer request other than a request to change your model, we will terminate your participation in the directed allocation models and notify you of the termination.

An exception to this is if you transfer contract value from The Fixed Account or the Long-Term Guarantee Fixed Accounts into a fund or funds. In this case we will not cancel your participation in the directed allocation models.

Additionally, we will terminate your participation in the directed allocation models:

•	if you apply your full contract value to an annuity option;
•	if you withdraw the total contract value;
•	upon payment of the death benefit; or
•	if you request that we end the program (in writing or by telephone).

If you transfer out of the directed allocation models, they are no longer available for you to re-elect after 1/18/2008.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Service Center.

Overview.  We currently offer the following transfer programs:

1)	Separate Account Dollar Cost Averaging Program;
2)	Automatic Rebalancing Program; and
3)	Interest Sweep Option.

•	These programs are only available during the accumulation phase of your contract.
•	You may only participate in one of these programs at any one time.
•	You may not participate in these programs if you have a current election of the DCA Fixed Account, an Asset Allocation Program, Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, Guaranteed Minimum Withdrawal Benefit or MassMutual Lifetime Income Protector.
•	We do not charge you for participation in these programs.

Separate Account Dollar Cost Averaging Program.  This program allows you to systematically transfer a set amount or percentage from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Separate Account Dollar Cost Averaging Program will terminate:

•	if you withdraw the total contract value;
•	upon payment of the death benefit;
•	if the last transfer you selected has been made;
•	if there is insufficient contract value in the source fund to make the transfer; or
•	if we receive from you, in good order, a written request or a request over the telephone to terminate the program prior to the next scheduled transfer date.

Automatic Rebalancing Program.  Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to The Fixed Account cannot participate in the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total contract value;
•	upon payment of the death benefit;
•	if we receive from you, in good order, a written request or a request over the telephone to terminate the program; or
•	if we receive any unscheduled transfer request.

Interest Sweep Option.  Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to any one fund or combination of funds that you select. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if, as the result of a withdrawal, you no longer have contract value in The Fixed Account;
•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover contract related charges or has been part of a partial withdrawal);
•	upon payment of the death benefit; or
•	if we receive from you, in good order, a written request or a request over the telephone to terminate the program prior to the next scheduled transfer date.

Withdrawals

Your ability to take a withdrawal may be restricted by certain provisions of the Internal Revenue Code. Furthermore, if your contract is issued under a qualified plan, your ability to take a withdrawal may be restricted by your plan documents. Income taxes, tax penalties, a contingent deferred sales charge and certain restrictions may apply to any withdrawal you make.

During the accumulation phase you may make either partial or full withdrawals of your contract value.

We take any partial withdrawal proportionally from your contract value in your selected investment choices. We reserve the right to limit you to one partial withdrawal per contract year.

Where we reflect a reduction as a percentage of contract value withdrawn, the death benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

Withdrawals reduce the value of the contract’s death benefit. Withdrawals also reduce the value of any Guaranteed Minimum Accumulation Benefit or Guaranteed Minimum Income Benefit. Withdrawals taken prior to the Guaranteed Lifetime Withdrawal Date or in excess of the Guaranteed Lifetime Withdrawal Amount will reduce the value of any Guaranteed Minimum Withdrawal Benefit. Excess withdrawals will reduce the value of any MassMutual Lifetime Income Protector benefit. We describe the impact of withdrawals under each feature’s section in “Additional Features” and “Appendix C – Additional Features.”

When making a partial withdrawal, you must withdraw at least $100. We reserve the right to increase this amount to $250. After you make a partial withdrawal we require you to keep at least $2,000 in your contract. If your partial withdrawal is a required minimum distribution we do not require a minimum contract value following that partial withdrawal. We reserve the right to change these amounts. If you are participating in MassMutual Lifetime Income Protector, a Guaranteed Minimum Withdrawal Benefit, GMIB 5 or GMIB 6, we do not require a minimum contract value following a partial withdrawal.

If you withdraw your full contract value, the contract terminates and does not provide a death benefit, a Guaranteed Minimum Accumulation Benefit or the Basic GMIB. However, MassMutual Lifetime Income Protector, the Guaranteed Minimum Withdrawal Benefit, GMIB 5 and GMIB 6 features may still provide a benefit if you make a full withdrawal. See “Additional Features – MassMutual Lifetime Income Protector,” “Appendix C – Guaranteed Minimum Withdrawal Benefit,” and “Appendix C – GMIB 5 and GMIB 6.”

When you make a full withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;
•	less any applicable interest rate factor adjustment;
•	less any applicable premium tax;
•	less any contract maintenance charge, and
•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing.  To request a withdrawal in writing, submit in good order to our Service Center, our partial surrender or full surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Other Means.  You may request certain partial and full withdrawals by other means we authorize such as email, telephone or fax. Contact our Service Center for details.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, in good order, at our Service Center:

a)	our partial surrender or full surrender form; and
b)	if applicable, a “letter of acceptance.”

If we receive this item(s) at our Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For email, telephone or fax requests, your withdrawal is effective on the business day we receive your communication in good order, provided it is received prior to the close of business. For communications received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within seven days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments. See “Other Information – Suspension of Payments or Transfers.”

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from individually-owned qualified contracts.

Systematic Withdrawal Program (SWP).  For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

If you are participating in MassMutual Lifetime Income Protector, different rules may apply regarding the SWP. See “Additional Features – MassMutual Lifetime Income Protector.”

The SWP allows you to set up automatic periodic withdrawals from your contract value. We do not charge you for participation in the SWP. We will take any withdrawal under this program proportionally from your contract value in your selected investment choices. You may not participate in the SWP if you elected the Nursing Home Waiver Benefit and we are currently waiving the contingent deferred sales charge in accordance with that benefit.

Your SWP will terminate:

•	if you withdraw your total contract value;
•	if the next systematic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal, unless your withdrawal is a minimum required distribution;
•	if the MassMutual Guaranteed Income Plus 5 or MassMutual Guaranteed Income Plus 6 is in effect and your next systematic withdrawal will cause withdrawals in the current contract year to exceed the current contract year interest credited on your GMIB value;
•	if the MassMutual Lifetime Payment Plus is in effect and your next systematic withdrawal will cause withdrawals in the current contract year to exceed the Guaranteed Lifetime Withdrawal Amount or the Guaranteed Withdrawal Amount;
•	if we receive, in good order, a notification of the owner’s death;
•	if we receive, in good order, a notification of the annuitant’s death if the owner is a non-natural person;
•	if we process the last withdrawal you selected;
•	if you apply your full contract value to an annuity option; or
•	if you give us a written request or request over the telephone to terminate your program any time before or on the next withdrawal date.

If MassMutual Lifetime Income Protector is in effect and you make withdrawals outside of the SWP, there are specific conditions under which we will halt the SWP through the remainder of a current contract year. See “Additional Features – MassMutual Lifetime Income Protector – Withdrawals Outside of the SWP.”

Expenses

This section describes the charges and deductions we make under the contract to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of distribution expenses. These charges and deductions reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts:

1)	the mortality and expense risk charge; and
2)	the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.00% of the daily value of the assets invested in each fund, after fund expenses are deducted. We may increase this charge at any time while you own the contract, but the charge will never exceed 1.70%.

This charge is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;
•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We may increase this charge at any time while you own the contract, but the charge will never exceed 0.25%.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $40 from your contract value in the funds as an annual contract maintenance charge. The actual amount we deduct may vary by state. We assess this charge, together with the administrative charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We may increase this charge at any time while you own the contract, but the charge will never exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, this charge is waived if your contract value is $100,000 or greater when we are to assess the charge. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from your contract value invested in the funds.

If you make a full withdrawal from your contract, we will deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary, we will deduct a pro rata portion of the charge.

Contingent Deferred Sales Charge (CDSC)

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on both the amount you withdraw that exceeds the free withdrawal amount and on the amount you apply to Annuity Option E. We use this charge to cover certain expenses relating to the sale of the contract. The charge is a percentage of the amount you withdraw or apply to Annuity Option E.

If we assess a contingent deferred sales charge, we will deduct it from the amount you withdraw or apply to Annuity Option E.

The amount of the charge depends on:

1)	how much you withdraw or apply to Annuity Option E; and
2)	the length of time between when we issued your contract and when you make a withdrawal or apply a portion or all of your contract value to Annuity Option E.

The contract has a seven year contingent deferred sales charge schedule. In most states, when we issue your contract, you may elect a nine year contingent deferred sales charge schedule instead of the standard seven year contingent deferred sales charge schedule. We will provide a credit to your contract value if you elect that schedule. See “Additional Features” for more information.

7 Year Contingent Deferred Sales Charge Schedule
Contract Year When Withdrawal is Made or Contract Value is Applied to Annuity Option E	Charge (as a percentage of amount withdrawn or applied to Annuity Option E)
1st Year	7%
2nd Year	7%
3rd Year	7%
4th Year	6%
5th Year	5%
6th Year	4%
7th Year	3%
8th Year and thereafter	0%

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

•	Upon payment of the death benefit.
•	On amounts withdrawn as Required Minimum Distributions (RMDs), to the extent they exceed the free withdrawal amount. In order to qualify for this exception, you must be participating in a systematic withdrawal program established for the payment of RMDs, under which the annual RMD is calculated by us, based solely on the fair market value of this contract (RMD program). If you choose to take withdrawals to satisfy your RMD for this contract outside of our RMD program, or if you choose to take withdrawals from this contract to satisfy your RMD(s) for other qualified assets, CDSC may apply.
•	Upon application of the contract value to any Single Life or Joint and Survivor Life Annuity Option, or to a Period Certain Annuity of at least 10 years.
•	If you redeem “excess contributions” from a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.
•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under this contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.
•	If you are eligible for waiver of the contingent deferred sales charge due to your election of the Nursing Home Waiver Benefit described in “Additional Features.”
•	If you apply your entire contract value to purchase a single premium immediate life annuity or a fixed deferred annuity issued by us or one of our affiliates.
•	On any withdrawals made or amounts applied to an annuity option when you reach the latest permitted annuity date for your contract.

Free Withdrawals

The contract has a standard 10% free withdrawal provision. In most states, when we issue your contract you may elect a 10%/20% free withdrawal provision instead of the 10% free withdrawal provision for an additional charge. See “Additional Features – 10%/20% Free Withdrawal Feature.”

10% Free Withdrawal Provision.  In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 10% of your contract value as of the end of the previous contract year, plus 10% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year. You may take the 10% in multiple withdrawals each contract year.

If you are participating in MassMutual Lifetime Income Protector, we waive the contingent deferred sales charge for free withdrawals according to this provision. However, if all or a portion of a free withdrawal is an excess withdrawal as defined in “Additional Features – MassMutual Lifetime Income Protector,” the excess withdrawal will negatively impact the MassMutual Lifetime Income Protector benefit.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a full withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase we do not assess a transfer fee. However, we reserve the right to allow 12 free transfers per calendar year and charge an amount of $20 per transfer in excess of 12.

During the income phase, if you are receiving variable payments, we allow six transfers each calendar year and they are not subject to a transfer fee.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The separate account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses may also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the contract. See each fund’s prospectus for more information regarding these expenses.

The Income Phase

Overview.  If you want to receive regular income from your contract, you may elect to apply all or part of your contract value to one of the annuity options described in this section and receive fixed and/or variable annuity payments. We may base annuity payments on the age and sex of the annuitant(s) under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100 ($20 for contracts issued in New York), we reserve the right to change the payment basis to equivalent less frequent payments.

Applying Part of Your Contract Value to an Annuity Option.  You may elect to apply part of the contract value from your qualified or non-qualified contract to an annuity option instead of your full contract value. We will treat the amount applied as a withdrawal of contract value that may qualify for favorable tax treatment under federal law. See “Taxes – Partial Annuitization.” You must specify the portion of your contract value to be applied to an annuity option, and if it is not the full contract value, the amount must be at least $10,000.

We currently do not restrict the number of times in a contract year that you can elect to apply part of your contract value to an annuity option. However, we reserve the right to limit the number of times that you can elect to apply part of your contract value to an annuity option to once a contract year.

If you choose to apply part of your contract value to an annuity option, there may be adverse tax consequences. For additional information, see “Taxes – Partial Annuitization.” Before you apply part of your contract value to an annuity option, you should consult a qualified tax professional and discuss the tax implications associated with such a transaction. We do not provide tax advice or recommendations.

Electronic Funds Transfer and Annuity Payments.  You may receive annuity payments by electronic funds transfer (EFT). However, we only allow an EFT of your annuity payments to one account. When you set up an EFT, the account number you provide to us must be used for all annuity payments you receive from this contract and from any other contract we or our affiliates may issue to you. You may change the account number at any time.

Annuity Payment Start Date.  You can choose the month and year in which annuity payments begin. We call that date the annuity date. This date must be at least five years (13 months for contracts issued in New York) after you purchase your contract. You may choose your annuity date when you purchase your contract. After you purchase your contract you can request an earlier annuity date by notifying us in writing at least 30 days before the annuity date. You can request that we delay your annuity date by notifying us in writing or by telephone any time before or on the annuity date.

Annuity payments must begin by the earlier of:

1)	the 100th birthday of the annuitant;
2)	your 100th birthday if you are not the annuitant or the 100th birthday of the oldest joint owner; or
3)	the latest date permitted under state law.

Electing an Annuity Option.  On the annuity date, we must have written instructions in good order at our Service Center regarding your annuity option choice including whether you want fixed and/or variable payments.

If on the annuity date we do not have your instructions, we will assume you elected Option B with ten years of payments guaranteed. We will use contract value in the funds and the DCA Fixed Account, if any, to provide a variable portion of each annuity payment and contract value in The Fixed Account and the Long-Term Guarantee Fixed Account, if any, to provide a fixed portion of each annuity payment. If your contract is a qualified contract, we may default you to a different annuity option in order to comply with requirements applicable to qualified plans.

Required Minimum Distributions for Tax-Qualified Contracts.  In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the IRC. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the IRC or paid through an annuity option that complies with the required minimum distribution rules of IRC Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date is no later than April 1 of the calendar year after you reach age 70 1⁄2. For qualified plans, that date is no later than April 1 of the calendar year following the later of: the year you reach age 70 1⁄2 or the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the annuity date;
•	the annuity option you elect;
•	the age and sex of the annuitant or joint annuitants, if applicable;
•	the minimum guaranteed payout rates associated with your contract;
•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E only);
•	the application of an interest rate factor adjustment, if applicable; and
•	the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

For a discussion of how fixed payments are calculated if you apply your GMIB value to an annuity option see “Appendix C –Additional Features – Guaranteed Minimum Income Benefit.”

Variable Annuity Payments.  If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following:

•	the value of your contract on the annuity date;
•	the annuity option you elect;
•	the age and sex of the annuitant or joint annuitants, if applicable;
•	the minimum guaranteed payout rates associated with your contract;
•	an assumed investment rate (AIR) of 4% per year;
•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E only);
•	the application of an interest rate factor adjustment, if applicable; and
•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you selected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

For a discussion of whether variable payments are available if you apply your GMIB value to an annuity option, when you can apply your GMIB value to an annuity option and how such variable payments would be calculated see “Appendix C – Additional Features – Guaranteed Minimum Income Benefit.”

Annuity Unit Values.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. The value of your annuity units will fluctuate to reflect the investment performance of the funds you elected. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change unless you make a transfer; make a withdrawal as permitted under certain annuity options; or you elect an annuity option with reduced payments to the survivor and those payments to the survivor commence. The insurance charge applied as part of the calculation of the annuity unit value will be the insurance charge assessed at the time you apply all or part of your contract value to an annuity option. The SAI contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options.  The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Option E.

Limitations on Annuity Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on which annuity option you may elect. Furthermore, if your contract is issued under an ERISA plan, and you are married when your contract enters the income phase, your ability to elect certain annuity options may be limited and/or require spousal consent.

Annuity Options

We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain.

Lifetime Contingent Options (variable and/or fixed payments)
	Annuity Option A Life Income	Annuity Option B Life Income with Period Certain	Annuity Option C Joint and Last Survivor Annuity	Annuity Option D Joint and 2/3 Survivor Annuity
Number of Annuitants	One	One	Two	Two
Length of Payment Period	For as long as the annuitant lives.	For a guaranteed period of either 5, 10 or 20 years or as long as the annuitant lives, whichever is longer.	For as long as either annuitant lives.	For as long as either annuitant lives.
Annuity Payments After Death	None. All payments end upon the annuitant’s death.	When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect to continue receiving remaining guaranteed payments or the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.	100% of the payment will continue during the lifetime of the surviving annuitant. No payments will continue after the death of both annuitants.	Payments will continue during the lifetime of the surviving annuitant and will be computed on the basis of two-thirds of the annuity payment (or units) in effect during the joint lifetime. No payments will continue after the death of both annuitants.

Non-Lifetime Contingent Options (variable and/or fixed payments)
Annuity Option E Period Certain Annuity
Number of Annuitants	One
Length of Payment Period	For a specified period no less than five years and no greater than 30 years.
Withdrawal Option/Switch Annuity Option	If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.
Contingent Deferred Sales Charge	In most states, we will deduct a contingent deferred sales charge if you apply all or a part of your contract value to this option and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump sum payment to yourself or a commuted value to apply to another annuity option.
Annuity Payments After Death	When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect to continue receiving remaining guaranteed payments or the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

Death Benefit

Death of Contract Owner During the Accumulation Phase

If you, or any joint owner, die during the accumulation phase, we will pay a death benefit to the primary beneficiary. If any joint owner dies, we will treat the surviving joint owner as the primary beneficiary and treat any other beneficiary designation, on record at the time of death, as a contingent beneficiary, unless both joint owners have submitted a written request to our Service Center, in good order, requesting otherwise.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If your contract is a non-qualified contract or is held as a traditional IRA (including SEP and SIMPLE IRAs) or Roth IRA and the sole primary beneficiary is your spouse, he or she may elect to become the owner of the contract with contract value equal to the death benefit amount payable.

Death Benefit Amount During the Accumulation Phase

The death benefit amount depends upon the death benefit feature in effect at the time of your death or, if the contract is owned by a non-natural entity, the annuitant’s death. The contract offers three Death Benefit features:

•	Basic Death Benefit
•	Annual Ratchet Death Benefit
•	Contract Value Death Benefit

We do not assess an additional charge for the Basic Death Benefit. The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with the required minimum distribution rules, and are not available if you are a certain age. These details are included in our description of each death benefit feature.

For detail regarding the Annual Ratchet Death Benefit and the Contract Value Death Benefit see “Additional Features – Additional Death Benefit Features.”

You may only have one elected death benefit feature at any time. You may add or terminate a death benefit feature effective on any contract anniversary as long as we receive, in good order, written notice of your intention to do so at our Service Center at least 30 calendar days prior to your contract anniversary date. Your first contract anniversary is one calendar year from the date we issued your contract.

Basic Death Benefit – (Version 9/1/07)

For contracts applied for on or after 9/1/2007 (subject to state availability). You may only elect this feature if you are under age 76 at the time you make the election.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method in good order at our Service Center. From the time the death benefit is determined until complete distribution is made, the value of the death benefit will fluctuate with the performance of the market. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the beneficiary(ies).

The death benefit is the greater of your contract value, or your purchase payments reduced by an adjustment for withdrawals and any applicable charges.

We calculate the adjustment for withdrawals as follows:

•	the withdrawal amount, including any applicable charges;
•	divided by your contract value immediately prior to the withdrawal; with the result
•	multiplied by the most recently adjusted purchase payments.

The death benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your contract is lower due to market performance or other variables.

If you are participating in MassMutual Lifetime Income Protector, any portion of a withdrawal that is an excess withdrawal will result in an adjustment for withdrawals as just described. Any portion of a withdrawal that is not an excess withdrawal will reduce the death benefit on a dollar for dollar basis. See “Additional Features – MassMutual Lifetime Income Protector.”

If you are participating in a Guaranteed Minimum Withdrawal Benefit, any portion of a withdrawal that exceeds the Guaranteed Lifetime Withdrawal Amount or, if applicable, the Guaranteed Withdrawal Amount, will result in a proportional adjustment for withdrawals as just described. However, any portion of a withdrawal that is not in excess of the Guaranteed Lifetime Withdrawal Amount or Guaranteed Withdrawal Amount, if applicable, or which is part of a required minimum distribution we calculate under an automatic distribution program, will reduce the death benefit on a dollar for dollar basis. See “Appendix C – Additional Features – Guaranteed Minimum Withdrawal Benefit.”

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Basic Death Benefit for Contracts Applied for Prior to 9/1/2007

(also available to all contracts issued in states where Version 9/1/07 was unavailable)

You may only elect this feature if you are under age 80 at the time you make the election.

The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method in good order at our Service Center. From the time the death benefit is determined until complete distribution is made, the value of the death benefit will fluctuate with the performance of the market. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the beneficiary(ies).

Prior to you reaching age 80, the death benefit is the greater of your contract value, or your purchase payments reduced by an adjustment for withdrawals and any applicable charges. We calculate the adjustment for withdrawals as follows:

•	the withdrawal amount, including any applicable charges;
•	divided by your contract value immediately prior to the withdrawal; with the result
•	multiplied by the most recently adjusted purchase payments.

The death benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your contract is lower due to market performance or other variables.

If you have elected a Guaranteed Minimum Withdrawal Benefit, any portion of a withdrawal that exceeds the Guaranteed Lifetime Withdrawal Amount or, if applicable, the Guaranteed Withdrawal Amount, will result in a proportional adjustment for withdrawals as just described. However, any portion of a withdrawal that is not in excess of the Guaranteed Lifetime Withdrawal Amount or Guaranteed Withdrawal Amount, if applicable, or which is part of a required minimum distribution we calculate under an automatic distribution program, will reduce the death benefit on a dollar for dollar basis. See “Appendix C – Additional Features – Guaranteed Minimum Withdrawal Benefit.”

At age 80 and beyond, the value of the Basic Death Benefit is your contract value as of the business day we receive proof of death and election of the payment method in good order at our Service Center.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Death Benefit Payment Options During the Accumulation Phase

The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with required minimum distribution rules.

A beneficiary must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase:

•	Option 1 – lump sum payment of the death benefit within 5 years of the date of death; or

•	Option 2 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or the death of any joint owner.

Additional Option for a Spouse Who is the Sole Primary Beneficiary

A surviving spouse who is the sole primary beneficiary under a contract that is either non-qualified or is held as a traditional IRA (including SEP and SIMPLE IRAs) or Roth IRA may elect option 1, option 2, or may elect to continue the contract. Generally, if the contract is continued then:

1)	the initial value will equal the death benefit amount;
2)	all applicable contract features and benefits will be in the surviving spouse’s name; and
3)	the surviving spouse will exercise all of the contract owner’s rights under the contract.

Exceptions are as follows:

a)	if at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age, then the contract cannot be continued;
b)	if at the time the owner purchased the contract the surviving spouse was over the maximum allowable age for electing a certain feature, then the feature is not available for continuance, but the contract may be continued.

We further limit the surviving spouse’s rights applicable to continuing MassMutual Lifetime Income Protector and MassMutual Lifetime Payment Plus. See “Additional Features – MassMutual Lifetime Income Protector – Payment of the Contract’s Death Benefit and MassMutual Lifetime Income Protector” and “Appendix C – Additional Features – MassMutual Lifetime Payment Plus – Payment of the Contract’s Death Benefit and MassMutual Lifetime Payment Plus.” If the sole primary beneficiary is a domestic partner or civil union partner, as defined under applicable state laws, we will treat him or her as a spouse for this provision, and he or she may elect to continue the contract as described herein. However, a domestic partner or civil union partner cannot elect to continue the contract if it is a traditional IRA or Roth IRA. Since current federal tax law does not define a spouse to include a domestic partner or civil union partner, such domestic partner or civil union partner who elects to continue the contract must still meet the distribution requirements of IRC Section 72(s). In order to meet these requirements, the amount of any gain in the contract will become subject to income tax at the time the election to continue the contract is made.

The right to continue the contract by a surviving spouse, a domestic partner, or a civil union partner can only be exercised once while the contract is in effect.

See “Taxes – Civil Unions and Domestic Partnerships” if you are in a domestic partnership or civil union.

Lump Sum Payments.  If a lump sum payment is requested, we will pay the amount within seven calendar days after we receive proof of death and election of the payment method in good order at our Service Center, unless we are required to suspend or delay payment.

Benefit Management Account.  For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the BMA. That rate will not be less than the minimum guaranteed interest rate provided under the BMA. We will send a draftbook to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. The beneficiary may close the BMA at any time. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or bank deposit and is not insured by the Federal Deposit Insurance Corporation. We may make a profit on amounts left in the BMA. If the contract has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA. Election of the BMA shall be treated as an election of a lump sum for tax reporting purposes under IRC Section 72(s) or 401(a)(9). Any interest paid on amounts in the BMA is taxable as ordinary income in the year such interest is credited.

Beneficiary IRA Election.  Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, a beneficiary(ies) may generally establish a Beneficiary IRA by either purchasing a new annuity contract or in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA or other qualified contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

Eligibility Requirements/Restrictions:

If a beneficiary(ies) elects to establish a Beneficiary IRA after the death of the contract owner, the following rules apply:

•	Any withdrawals under a new Beneficiary IRA contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.
•	For existing annuity contracts with single beneficiaries issued by us or one of our affiliates, the beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a contingent deferred sales charge.
•	The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).
•	Joint ownership of a Beneficiary IRA is not allowed.
•	The annuity contract will be titled in the beneficiary’s name as beneficiary for the deceased contract owner. The beneficiary must be the annuitant and the annuitant cannot be changed.
•	For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the contract owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year the original owner would have attained age 70½. The RMD amount will generally be calculated based on the beneficiary’s life expectancy and will be withdrawn on a proportional basis from all investment accounts in which funds are invested. If the original contract owner died after attaining age 70½ and was younger than the beneficiary, the RMD amount may be calculated based on the original contract owner’s life expectancy in the year of his or her death. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required.
•	The contract value at time of issue will be equal to either the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected, or the contract value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.
•	Additional contributions cannot be applied to the Beneficiary IRA.
•	Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table.
•	If a Beneficiary IRA is established under a new or existing contract described in this prospectus, the following optional features are unavailable: MassMutual Lifetime Income Protector, the Guaranteed Minimum Accumulation Benefit, the Guaranteed Minimum Withdrawal Benefit, the Basic Guaranteed Minimum Income Benefit (Basic GMIB) and the Guaranteed Minimum Income Benefits called MassMutual Guaranteed Income Plus 5 (GMIB 5) and MassMutual Guaranteed Income Plus 6 (GMIB 6).
•	Previously, the GMIB 5 and GMIB 6 were available if a Beneficiary IRA was established with a new annuity contract that offered the GMIB 5 and GMIB 6. If a Beneficiary IRA was established with a new annuity contract and the GMIB 5 or GMIB 6 was elected, the owner of that contract should understand how withdrawals in the contract may affect the feature benefits. For example, RMDs that exceed the current contract year interest earned on the GMIB value will reduce the GMIB value on a pro-rata basis. If a beneficiary established a Beneficiary IRA with a GMIB 5 or GMIB 6, the IRS may take the position that the inclusion of these benefits will not allow the contract to meet the RMD rules in certain instances without a complete surrender of the contract. Even if the RMD rules could be met, the value of either the GMIB 5 or GMIB 6 may be adversely impacted or eliminated if the beneficiary is required to commence RMDs prior to the time the GMIB 5 or GMIB 6 benefit could be exercised.
•	If the beneficiary is a trust, a Beneficiary IRA may only be established if the trust qualifies as a “see-through” trust. For see-through trusts, required minimum distributions must be calculated based upon the life expectancy of the oldest trust beneficiary and the oldest trust beneficiary must be the annuitant. In order to be a see-through trust, the trust must be valid under state law and be irrevocable, and all beneficiaries, current and future, must be identifiable from the trust instrument. If any beneficiary of the trust is not an individual, the trust is not a see-through trust and cannot establish a Beneficiary IRA.
•	Additional rules may apply. Please consult your registered representative for further information.

•	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.
•	A Beneficiary IRA may only be established by the beneficiary of the IRA owner/qualified plan participant whose death triggered the RMD requirements of IRC Section 401(a)(9). A Beneficiary IRA may not be established as a “second generation” Beneficiary IRA by a successor beneficiary.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Death of Contract Owner During the Income Phase

If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

If you, or any joint owner, die during the income phase, the primary beneficiary will become the owner. If any joint owner dies, we will treat the surviving joint owner as the primary beneficiary and treat any other beneficiary designation, on record at the time of death, as a contingent beneficiary, unless both joint owners have submitted a written request to our Service Center, in good order, requesting otherwise.

Death of Annuitant

If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to our approval. If you do not name an annuitant within 30 calendar days of the death of the annuitant, the oldest owner will become the annuitant. However, if the owner is a non-natural person and the annuitant dies, you may not name a new annuitant. In this case we will treat the death of the annuitant as the death of the owner and pay the death benefit as described in the “Death of Contract Owner During the Accumulation Phase” and “Death of Contract Owner During the Income Phase” sections.

You cannot name a new annuitant on contract value that has been applied to an annuity option. Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Additional Features

Overview

For an additional charge or credit certain features are available for you to elect. You must elect these features when you apply for a contract unless otherwise stated. Except for MassMutual Lifetime Income Protector, if we allow you to elect an additional feature after you apply for a contract, the effective date of your election will be on your contract anniversary date immediately following your election. If you elect an additional feature, it will replace the corresponding standard feature available under the contract. Certain features may no longer be available or may not be available in all states.

Additional Features with an Additional Charge.  Details regarding each feature appear later in this section.

Feature	Only Available to Elect at Contract Issue	Once Elected, Can Be Cancelled
MassMutual Lifetime Income Protector available on or after 1/11/2010 subject to state availability	Yes Except as described under “Additional Features – MassMutual Lifetime Income Protector – Election After Contract Issue”	No
10%/20% Free Withdrawal Feature	Yes	No
Nursing Home Waiver Benefit	Yes	Yes
Annual Ratchet Death Benefit	No, you may elect at contract issue or on any contract anniversary	Yes
Guaranteed Minimum Accumulation Benefit	Yes	Yes

Additional Feature Providing a Credit.  Details regarding this feature appear later in this section.

Feature	Only Available to Elect at Contract Issue	Once Elected, Can Be Cancelled
Nine Year Contingent Deferred Sales Charge Feature [1]	Yes	No
1	This feature does not result in an additional annual charge. However, it will result in a higher contingent deferred sales charge percentage in certain years and a longer contingent deferred sales charge period than the standard contingent deferred sales charge available under the contract.

Additional Features Providing a Credit with No Additional Charge.  Details regarding each feature appear later in this section.

Feature	Only Available to Elect at Contract Issue	Once Elected, Can Be Cancelled
Contract Value Death Benefit (for contracts issued in certain states and for all contracts issued prior to 9/1/2007, the credit ends at age 80)	No, you may elect at contract issue or on any contract anniversary.	Yes
Electronic Document Delivery Credit	No, you may elect at any time.	Yes
Case Size Credit	You do not elect this feature. You are automatically eligible based on your contract value.	You do not elect or cancel this feature. You are automatically eligible based on your contract value.

Additional Features with an Additional Charge.  Details regarding each feature appear in “Appendix C – Additional Features.”

Feature	Only Available to Elect at Contract Issue	Once Elected, Can Be Cancelled
Guaranteed Minimum Income Benefit (Basic GMIB, GMIB 5 and GMIB 6)	Yes	Yes
Guaranteed Minimum Withdrawal Benefit	Yes	Yes
Equalizer Benefit	Yes	Yes

Charges for Additional Features

This section pertains to all additional features except MassMutual Lifetime Income Protector, MassMutual Guaranteed Income Plus 5, MassMutual Guaranteed Income Plus 6, and the Guaranteed Minimum Withdrawal Benefit. For an explanation of charges for those features see “Appendix C – Additional Features – Guaranteed Minimum Income Benefit,” “Appendix C – Additional Features – Guaranteed Minimum Withdrawal Benefit” and “Additional Features – MassMutual Lifetime Income Protector.”

If you elect one or more features that we offer with an additional charge, we will deduct an additional charge from your contract value. Charges for additional features are in addition to the standard contract expenses.

Charges in the First Contract Year.  If you elect a feature that we offer with an additional charge, we list that charge as a percentage. In the first contract year, we will deduct that percentage from your purchase payments received by us during the first contract year as each purchase payment is received. For example, when you purchase the contract, if you elect two additional features and we charge 0.40% for one and 0.25% for the other, we will deduct from your contract value 0.65% of your initial purchase payment. We will also make a deduction from each subsequent purchase payment during the first contract year. The percent deducted will be adjusted to reflect the number of days remaining in the contract year. This charge will be in addition to charges for any other additional features elected and in addition to the standard contract expenses.

Charges On and After Your First Contract Anniversary.  At the end of your first contract year and at the end of every contract year thereafter, we will calculate the charge for each additional contract feature based on your contract value at that time and we will deduct the charge on each contract anniversary. For example, if you elect two additional features and we charge 0.40% for one and 0.25% for the other, on each contract anniversary we will deduct from your contract value 0.65% of your contract value as of the day just prior to that anniversary. This charge will be in addition to charges for any other additional features elected and in addition to the standard contract expenses.

We will deduct the entire charge proportionally as follows:

1)	first, from the funds you are invested in as of the time we deduct the charge(s);
2)	if you do not have sufficient value invested in the funds to deduct the entire charge(s) from the funds, then we will deduct the entire charge(s) from the funds plus the fixed accounts you are invested in as of the time we deduct the charge(s) (excluding the Long-Term Guarantee Fixed Accounts); or
3)	if you do not have sufficient value invested in the funds and the fixed accounts (excluding the Long-Term Guarantee Fixed Accounts) to deduct the entire charge(s) from those investment choices, then we will deduct the entire charge(s) from the funds plus all of the fixed accounts you are invested in as of the time we deduct the charge(s).

We calculate a charge assessed out of The Fixed Account and Long-Term Guarantee Fixed Accounts on a first-in, first out basis. In other words, we assess the charge attributed to the oldest purchase payments first; then we assess the charge attributed to the next oldest purchase payment; and so on.

When Do Charges End?  To answer this question, read the detail in this section for each specific feature. Certain features you can cancel effective on any contract anniversary and we will no longer deduct a charge after that time. Other features expire after a certain number of contract years, at which time we will no longer deduct a charge. If you surrender your contract, we will not reimburse you for any prepaid charge for an additional feature.

Credits for Additional Features

Certain features of this contract involve the payment of a credit. If you elect any of these features, your contract expenses may be higher with the feature than without them. The amount of any credits may be more than offset by the charges for your elected features.

Except for the Electronic Document Delivery Credit described in “Additional Features – Electronic Document Delivery Credit,” we calculate all credits based on your contract value as of the end of the contract year. For example, if you elect an additional feature and we credit you 0.05%, on each contract anniversary following your election, we will credit your contract value with 0.05% of your contract value as of the day just prior to that anniversary. We will apply credits proportionally to the funds that you are invested in as of the date we calculate the credit. If you do not have any contract value in the funds at such time, the credit will be applied to a money market fund.

No credits will be provided should you surrender your contract prior to your contract anniversary.

These credit amounts may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

Nine Year Contingent Deferred Sales Charge Feature

Credit:        0.10%

For additional detail see “Additional Features – Credits for Additional Features.”

The contract has a standard seven year contingent deferred sales charge schedule. You can elect a nine year contingent deferred sales charge schedule instead of the standard seven year contingent deferred sales charge schedule. If you so elect, we will credit your contract in an amount equal to 0.10% of your contract value as of the end of each contract year. We will apply this credit while the contingent deferred sales charge schedule is in effect. You may only elect this additional feature at the time you apply for a contract. Once elected you cannot cancel this feature.

Election of the nine year contingent deferred sales charge feature will result in a higher contingent deferred sales charge percentage in certain years and a longer contingent deferred sales charge period than the standard contingent deferred sales charge available under the contract.

The nine year contingent deferred sales charge schedule is as follows:

Contract Year When Withdrawal is Made or Contract Value is Applied to Annuity Option E	Charge (as a percentage of amount withdrawn or applied to Annuity Option E)
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10 or more	0%

See the “Table of Fees and Expenses” for a comparison of the standard and optional nine year contingent deferred sales charge schedules.

10%/20% Free Withdrawal Feature

Current Charge:        0.25%

Maximum Charge:    0.35%

We may increase the current charge at any time while you own the contract, but it will never exceed the maximum charge.

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

The contract has a standard 10% free withdrawal provision. For an additional charge of 0.25%, you can elect the following free withdrawal provision instead of the standard 10% free withdrawal provision:

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 20% of your contract value as of the end of the previous contract year, plus 20% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year.

You may take your free withdrawal amount in multiple withdrawals each contract year. You may only elect this additional feature at the time you apply for a contract. We will assess the charge for this feature while your contingent deferred sales charge schedule is in effect. Once elected you cannot cancel this feature.

If you are participating in MassMutual Lifetime Income Protector, we waive the contingent deferred sales charge for free withdrawals according to this provision. However, if all or a portion of a free withdrawal is an excess withdrawal as defined in “Additional Features – MassMutual Lifetime Income Protector,” the excess withdrawal will negatively impact the MassMutual Lifetime Income Protector benefit.

Nursing Home Waiver Benefit

Also known in certain states as the Nursing Home Waiver of Contingent Deferred Sales Charge Rider.

Current Charge:        0.05%

Maximum Charge:    0.10%

We may increase the current charge at any time while you own the contract, but it will never exceed the maximum charge.

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

For an additional charge, you may elect the nursing home waiver benefit. If you elect the nursing home waiver benefit, we currently deduct an additional charge of 0.05%. We may increase this charge at any time while you own the contract, but the charge will never exceed 0.10%. We will assess this charge while the contingent deferred sales charge schedule is in effect.

You may only elect this additional feature at the time you apply for a contract. You may cancel this feature at any time. The cancellation will be effective on the contract anniversary following your request.

If you elect this feature, you may withdraw all or a portion of your contract value without incurring a contingent deferred sales charge if we receive written confirmation in good order at our Service Center that you (or an annuitant, if the owner is a non-natural person) have been admitted to a licensed nursing care facility after your purchase of this contract subject to the following requirements:

•	You are past your first contract year.
•	If you resided in a licensed nursing care facility within two years prior to contract issue, the benefit is not available to you; however, for contracts issued in New York, if the waiver is unavailable to you for this reason, you will automatically become eligible two years following the date of discharge from a licensed nursing care facility.
•	Your stay in a licensed nursing care facility is prescribed by a physician and is medically necessary.
•	You provide us with written documentation satisfactory to us that confirms that you still reside in a licensed nursing care facility every time you request a partial withdrawal.
•	You make each withdrawal request while you are presently confined in a licensed nursing care facility for a period of not less than 90 days.

You may not participate in the Systematic Withdrawal Program if you elected the Nursing Home Waiver Benefit and we are currently waiving the contingent deferred sales charge in accordance with that benefit.

We define a licensed nursing care facility to be an institution licensed by the state in which it is located to provide skilled nursing care, intermediate nursing care or custodial nursing care.

Additional Death Benefit Features

Overview.  The death benefit amount depends upon the death benefit feature in effect at the time of your death or, if the contract is owned by a non-natural entity, the annuitant’s death. The contract offers three death benefit features:

•	Basic Death Benefit (described in “Death Benefit”);
•	Annual Ratchet Death Benefit (described below);
•	Contract Value Death Benefit (described below).

Certain additional death benefit features may not be available in all states. You cannot elect the Annual Ratchet Death Benefit if you are participating in MassMutual Lifetime Income Protector. Some death benefit features are not available if you are a certain age. These details are included in our description of each death benefit feature.

You may have only one elected death benefit feature at a time. We do not assess an additional charge for the Basic Death Benefit. However, we will provide your contract with a credit or assess an additional charge to your contract if you elect one of the additional death benefit features. You may change your death benefit feature at any time and the change will be effective on your following contract anniversary.

If your death benefit amount is greater than your contract value at the time you change death benefit features, the change in death benefit features may result in a decrease in your death benefit amount. Please contact your registered representative for more information on the impact of changing death benefit features after we issue your contract.

Annual Ratchet Death Benefit.

Current Charge:        0.40%

Maximum Charge:    0.90%

We may increase the current charge at any time while you own the contract, but it will never exceed the maximum charge.

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

For an additional charge, at time of contract issue or effective on any contract anniversary, you may elect the Annual Ratchet Death Benefit. If you are participating in MassMutual Lifetime Income Protector, you cannot elect this death benefit.

The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method in good order at our Service Center.

The amount of the Annual Ratchet Death Benefit will be the greatest of:

1)	your contract value; or
2)	the amount of purchase payments you have made to the contract reduced by an adjustment for withdrawals; or
3)	the highest anniversary value reduced by an adjustment for withdrawals and increased by any purchase payments.

The Highest Anniversary Value

If you elect the Annual Ratchet Death Benefit when we issue your contract, your initial highest anniversary value is equal to your initial purchase payment. If you make your election after we issue your contract, your initial highest anniversary value equals the lesser of your contract value or your purchase payments less withdrawals as of the date the election is effective.

On each contract anniversary prior to age 80 the highest anniversary value will be recalculated and set to equal the greater of:

a)	the most recently calculated highest anniversary value; or
b)	your contract value on the date of the recalculation.

Age 80 refers to the oldest owner’s age or, if the owner is a non-natural person, the oldest annuitant’s age.

On dates other than the contract anniversary, we will recalculate the highest anniversary value each time you make a purchase payment or a withdrawal. We will increase it by any purchase payments and reduce it by an adjustment for any withdrawals.

At age 80 and above, the highest anniversary value will no longer change and will remain as last calculated except we will increase it if you make subsequent purchase payments and we will adjust it for any subsequent withdrawals. Age 80 refers to the oldest owner’s age or, if the owner is a non-natural person, the oldest annuitant’s age.

References to Age

Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Adjustment for Withdrawals

When we adjust purchase payments for subsequent withdrawals we look at the withdrawal amount, divide it by your contract value just prior to the withdrawal and then multiply that by the most recently adjusted purchase payments prior to the withdrawal.

When we adjust the highest anniversary value for subsequent withdrawals we look at the withdrawal amount, divide it by your contract value just prior to the withdrawal and then multiply that by the most recently calculated highest anniversary value.

When we adjust purchase payments for subsequent withdrawals, if you have elected a Guaranteed Minimum Withdrawal Benefit, any portion of a withdrawal that exceeds the Guaranteed Lifetime Withdrawal Amount or, if applicable, the Guaranteed Withdrawal Amount, will result in a proportional adjustment for withdrawals as just described. However, any portion of a withdrawal that is not in excess of the Guaranteed Lifetime Withdrawal Amount or Guaranteed Withdrawal Amount, if applicable, or which is part of a required minimum distribution we calculate under an automatic distribution program, will reduce the purchase payments on a dollar for dollar basis. See “Appendix C – Additional Features – Guaranteed Minimum Withdrawal Benefit.”

The death benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your contract is lower due to market performance or other variables.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Cost of the Annual Ratchet Death Benefit

If you elect the Annual Ratchet Death Benefit, we will deduct an additional charge of 0.40% while the death benefit feature is in effect. We may increase this charge at any time while you own the contract, but the percentage will never exceed 0.90%.

Contract Value Death Benefit.

Current Credit:        0.05%

Minimum Credit:     0.02%

For additional detail see “Additional Features – Credits for Additional Features.”

If you elect the Contract Value Death Benefit, we currently calculate a credit in the amount of 0.05% of your contract value as of the end of each contract year while this death benefit feature is in effect. You may elect this feature at the time of contract issue or effective on a contract anniversary. We apply the credit on your immediately following contract anniversary. We may reduce this credit at any time while you own the contract, but the credit will never be less than 0.02%. The Contract Value Death Benefit is equal to your contract value as of the business day we receive proof of death and election of the payment method in good order at our Service Center.

For contracts issued in certain states and for all contracts issued prior to 9/1/2007, if you or the oldest joint owner (or the annuitant, if the contract is owned by a non-natural person) are age 80 or beyond, we do not provide an annual credit to your contract value.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Electronic Document Delivery Credit

Current Credit:            $24 per year

We will provide an annual $24 credit to your contract on your contract anniversary if you are participating in our e-Documents Program as of your contract anniversary. Participation in our e-Documents Program will provide you with documents related to your contract in an electronic format rather than paper format. Examples of these documents include the prospectus, prospectus supplements, and annual and semiannual reports of the underlying funds.

For instructions on how to participate, call our Service Center or see the instructions on the inside cover wrapping this prospectus.

We will pay the electronic document delivery credit from the expense savings that result from the delivery of documents related to the contract in electronic format rather than paper format.

The electronic document delivery credit may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

We reserve the right to continue, modify or terminate this credit feature at any time.

Case Size Credit

Current Credit:            0.05% to 0.10% (depending on case size)

For additional detail see “Additional Features – Credits for Additional Features.”

We will provide a credit to your contract if it exceeds a certain average contract value as of the end of each contract year. We will determine the average contract value for your contract by taking the average of your contract value at the end of each contract year quarter during the current contract year.

We will provide a 0.05% credit to your contract on your contract anniversary if your average contract value is at least $250,000 and less than $1 million as of the end of the immediately preceding contract year.

We will provide a 0.10% credit to your contract on your contract anniversary if your average contract value is at least $1 million as of the end of the immediately preceding contract year.

Guaranteed Minimum Accumulation Benefit (GMAB)

See sub-section “Cost of the GMAB” for details about charges for this feature. For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

What is the GMAB?  If you elect the GMAB, we guarantee that at the end of your benefit period your contract value will equal no less than a specified amount called the GMAB value. The GMAB may provide protection in the event of lower contract values that may result from the investment performance of the contract.

If you elect the GMAB, you must choose one of two available benefit periods: the 10 year benefit period with reset option or the 20 year benefit period. You may only make this choice at the time your contract is issued.

10 Year Benefit Period with Reset Option.  You may elect a 10 year benefit period with an option to reset. This benefit period will initially end upon your 10th contract anniversary, with the option to reset the benefit period as of your 2nd contract anniversary and each subsequent contract anniversary up to and including the end of the benefit period.

The Reset Option

The option to reset means that on your 2nd contract anniversary, and each subsequent contract anniversary while a benefit period is in effect, you may attempt to reset your GMAB value. If, at the time of reset, your contract value exceeds the GMAB value, then we will reset your GMAB value so it equals your contract value as of the close of the NYSE at the end of the last business day prior to the contract anniversary on which you elect to reset. If your GMAB value is reset, your 10 year benefit period will start over again. For example, if you reset your GMAB value as of your 2nd contract anniversary, your 10 year benefit period will end on your 12th contract anniversary.

If you want to request a reset for your upcoming contract anniversary, you must submit a written request in good order to our Service Center within 60 calendar days prior to the close of the NYSE on that contract anniversary. If we receive your request outside of the 60 day window, your request will not be implemented.

If you request a reset and on the date we are to implement the reset your contract value is less than the current GMAB value, the reset will not occur and the existing benefit period and GMAB value will remain in place.

After you reach age 90 (age 80 for contracts issued in New York), the reset option is no longer available to you.

If we issued your contract prior to June 1, 2005, and you elected the GMAB feature when your contract was issued, your 10 year GMAB feature will remain the same except now it will include the reset option.

20 Year Benefit Period.  You may elect a 20 year benefit period (26 year benefit period for contracts issued in New York). This option does not include a reset feature and it is not available in contracts issued prior to June 1, 2005.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Allocation Restrictions.  If you elect the GMAB, you must participate in an approved Asset Allocation Program. See “Transfers and Transfer Programs – Asset Allocation Programs.” If you elect the GMAB, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to the fixed accounts.

Additional Restrictions.  If you elect the GMAB, you may not elect a Guaranteed Minimum Income Benefit, Guaranteed Minimum Withdrawal Benefit or MassMutual Lifetime Income Protector.

Eligibility for the GMAB Value.  You will be eligible to receive the GMAB value if:

1)	you elected the GMAB at time of contract issue and you do not cancel the GMAB;
2)	you remain in your contract until the end of your benefit period and do not enter the income phase before the end of your benefit period; and
3)	you participated in an approved Asset Allocation Program at the time of contract issue, and remain in the program until the end of your benefit period. (See “Transfers and Transfer Programs – Asset Allocation Programs”).

If you elect the GMAB, but items (2) and (3) are not met, you will not be eligible to receive the GMAB value, even though you have paid for the feature. At the end of your benefit period the GMAB will terminate. No benefits or charges will accrue thereafter.

How Do We Calculate the GMAB Credit and the GMAB Value?  If we have never applied a reset, then your GMAB credit equals the difference between:

A)	your contract value at the end of the benefit period; and
B)	the GMAB value.

If you elected the 10 year benefit period the GMAB value equals your purchase payments made to the contract prior to your second contract anniversary adjusted for withdrawals.

If you elected the 20 year benefit period (26 year benefit period for contracts issued in New York) the GMAB value equals the amount of purchase payments you made to the contract during the first two contract years multiplied by two and adjusted for withdrawals.

If B is greater than A, then we will credit your contract value with the difference. If B is equal to or less than A, we will not credit your contract value.

If any purchase payments were made after the first two contract years, then we adjust the calculation by determining what percentage of all purchase payments were made in the first two contract years and then we multiply A by that percentage. See “Appendix E – Guaranteed Minimum Accumulation Benefit Examples – Example 4.”

If we previously applied a reset, then your GMAB credit equals the difference between:

X)	your contract value at the end of the benefit period; and
Y)	the GMAB Value. The GMAB Value equals your contract value as of the most recent reset adjusted for subsequent withdrawals.

If Y is greater than X, then we will credit your contract value with the difference. If Y is equal to or less than X, we will not credit your contract value.

If any purchase payments were made after the most recent reset, we multiply X by the following percentage:

i)	your contract value as of the most recent reset; divided by
ii)	your contract value as of the most recent reset plus any subsequent purchase payments.

Adjustment for Withdrawals

For all benefit periods, the adjustment for withdrawals is calculated as follows:

•	the withdrawal amount, including any applicable charges; divided by
•	your contract value immediately prior to the withdrawal; with the result multiplied by
•	the most recently calculated GMAB value.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the GMAB value.

What Happens at the End of the Benefit Period?  At the end of the benefit period, we calculate the GMAB value and the GMAB credit. We credit your contract value if the GMAB credit is greater than zero. Any credit to your contract value will be applied the first business day after the end of the benefit period.

At the end of the benefit period your election of the GMAB terminates with no benefits or charges accruing thereafter.

For additional information see “Appendix E – Guaranteed Minimum Accumulation Benefit Examples.”

Payment of Any Credit.  Any credit paid due to your election of GMAB will be applied proportionally to the funds you are invested in when we apply the credit. If you are not invested in any funds at that time, we will automatically apply the credit to a money market fund. Electing GMAB does not guarantee a credit will be paid.

Cost of the GMAB.  If you elect the GMAB, we will deduct an additional charge from your contract value. The charge varies by contract issue date: 0.95% (for contracts issued on or after 5/1/2010); 0.45% (for contracts issued on or after 9/1/2006 and prior to 5/1/2010); and 0.35% (for contracts issued prior to 9/1/2006). We may increase this charge at any time while you own the contract, but the charge will never exceed 1.00%. There is no additional charge for the reset option on the 10 year GMAB feature. At the end of the benefit period the charge will be discontinued. If you elect to discontinue the GMAB and its associated benefit, the charge will be discontinued when we receive your request in good order at our Service Center, and we will apply a proportionate credit of the remaining prepaid charge to your contract value. For additional detail on charges for this feature see “Additional Features – Charges for Additional Features.”

How to Elect the GMAB.  To elect the GMAB, you must:

•	elect the GMAB at the time your contract is issued; and
•	elect to participate in an approved Asset Allocation Program (see “Transfers and Transfer Programs – Asset Allocation Programs”).

Additionally, at the time we issue your contract, you must meet the age requirements as follows:

To elect the 10 year benefit period you must not have attained age 90 (age 80 for contracts issued in New York).

To elect the 20 year benefit period (26 year benefit period for contracts issued in New York) you must not have attained age 80 (age 64 for contracts issued in New York).

Once we issue your contract, you cannot elect the GMAB.

Canceling the GMAB.  We will terminate your election of the GMAB on the business day we receive our form in good order at our Service Center. We will apply a proportionate credit of the remaining prepaid charge to your contract value. Once the GMAB is terminated, it cannot be re-elected.

Important GMAB Considerations.  This benefit may not be appropriate for all contract owners. You should understand the GMAB completely before you elect this benefit feature. Please consult with a qualified financial professional when you are evaluating the GMAB and all other aspects of the contract.

The GMAB does not in any way guarantee the performance of any of the investment choices available under this contract.

The restriction in the amount and type of investment choices that are available to you under the GMAB is intended to help us manage the risk that we will be required to make payments to you under the GMAB.

Consult a tax adviser before considering the GMAB in conjunction with a tax-qualified contract because any IRS minimum distribution requirements may negatively impact the benefit.

Because the charge for the GMAB is a percentage of your contract value, any purchase payments made after the second contract year could increase the cost of the GMAB, without a corresponding increase in the benefit. Likewise, such purchase payments may ultimately reduce the value of the benefit.

Withdrawals will negatively impact the GMAB value. The GMAB value may be reduced by more than the actual dollar amount of the withdrawal. The reductions will be greater when the value of your contract is lower due to market performance or other variables. See “Appendix E – Guaranteed Minimum Accumulation Benefit Examples – Example 3.”

The GMAB is a long-term benefit and you may only benefit from this feature if you continue the GMAB for the full benefit period.

MassMutual Lifetime Income Protector

Available to contracts issued on or after 1/11/2010, subject to state availability. Certain aspects of this feature may vary by state.

See sub-section “Cost of MassMutual Lifetime Income Protector” for detail about charges for this feature.

Changes to an owner (or an annuitant, if the owner is a non-natural person) may terminate MassMutual Lifetime Income Protector. Changes to the beneficiary may reduce the value of the benefit.

Excess withdrawals will reduce and may eliminate the value of the guarantees provided by this feature. See “Appendix I – MassMutual Lifetime Income Protector Examples – Example 5.”

What is MassMutual Lifetime Income Protector?  MassMutual Lifetime Income Protector is an optional feature you can add to your contract for an additional charge. MassMutual Lifetime Income Protector provides that even if your contract value is reduced to zero, you will receive a guaranteed minimum level of income for the life of the “covered person(s),” generally you or you and your spouse. Lifetime income is distributed through annual withdrawals from your contract value. If your contract value is reduced to zero, then lifetime income is distributed through settlement payments, provided the terms and conditions of the feature are met.

MassMutual Lifetime Income Protector may not be appropriate for you if you are interested in maximizing the contract’s potential for long-term accumulation and tax deferral rather than taking current withdrawals and ensuring a stream of income for life.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Election at Contract Issue.  To elect MassMutual Lifetime Income Protector at the time we issue your contract:

1)	your initial purchase payment must be $25,000 or greater;
2)	the younger covered person must be under age 76;

3)	your contract must be issued in a state where we offer MassMutual Lifetime Income Protector; and
4)	you must allocate your purchase payment to an approved asset allocation program (see “Transfers and Transfer Programs – Asset Allocation Programs”).

If you elect MassMutual Lifetime Income Protector, you cannot elect the Annual Ratchet Death Benefit or a Guaranteed Minimum Accumulation Benefit.

Election After Contract Issue.  If we issued your contract after September 14, 2009 and MassMutual Lifetime Income Protector was not available to elect on your application, then you were eligible to make your election after we issued your contract, subject to the following:

1)	your contract value was $25,000 or greater on the date we received your election request in good order;
2)	the younger covered person must have been under age 76 on the date we received your election request in good order at our Service Center; and
3)	we must have received your election request on our form in good order at our Service Center within sixty calendar days after the date we began offering MassMutual Lifetime Income Protector in the state where your contract was issued.

If you meet all the requirements for election after contract issue, but we did not issue your contract within sixty days of the feature becoming available solely because we were waiting for additional funds relating to an IRC Section 1035 exchange or qualified transfer, then we amend (3) to read as follows: we must have received your election request on our form at our Service Center within sixty calendar days after the date we issued your contract.

We reserve the right to modify or terminate this program at any time without notice.

You cannot elect MassMutual Lifetime Income Protector if your contract has:

a)	a current election of the Annual Ratchet Death Benefit;
b)	a current election of a Guaranteed Minimum Accumulation Benefit; and/or
c)	contract value in a fixed account.

When you elect MassMutual Lifetime Income Protector we will cancel any transfer programs you currently participate in and require you to transfer your contract value into an approved asset allocation program. If you are participating in the systematic withdrawal program (SWP) when you elect this feature, we will cancel the SWP because early withdrawals have a negative impact on the feature.

Covered Person(s).  If you have the single life version, one covered person will be named. If you have the joint life version, two covered persons will be named. The younger covered person must be under age 76 when MassMutual Lifetime Income Protector is elected. The covered person(s) is significant because:

1)	the life of the covered person(s) is used to determine the amount and duration of lifetime income; and
2)	the income eligibility date is based in part on the younger covered person’s age.

Single Life Version and Covered Person Requirements

The single life version can be elected only if your contract is a non-qualified contract, non-qualified deferred compensation contract (non-457) or an Individual Retirement Annuity, including traditional, SEP, SIMPLE, Roth or Custodial IRAs.

•	If your contract is individually owned, the covered person must be the owner.
•	If the owner is a non-natural person, the covered person must be the annuitant.
•	If there are joint owners, they must be spouses and the only primary beneficiaries. The covered person is the first named owner on the application.

Joint Life Version and Covered Person Requirements

The joint life version can be elected only if your contract is a non-qualified contract or an Individual Retirement Annuity, including traditional, SEP, SIMPLE or Roth, excluding Custodial IRAs. If the contract is sold as a non-qualified contract with a trust ownership, the trust must be a grantor trust.

•	If your contract is individually owned, the covered person must be the owner. The second covered person must be the spouse of the owner and sole primary beneficiary.
•	If the owner is a non-natural person, the covered person must be the annuitant. The second covered person must be the spouse of the annuitant and the sole primary beneficiary.
•	If there are joint owners, the covered persons must be spouses, and the only primary beneficiaries.

Change from Joint Life to Single Life

We only allow a change from the joint life version to the single life version if:

1)	the change is due to the death of a covered person or a change in marital status of a covered person due to a divorce;
2)	the change is made prior to the income start date; and
3)	we receive notification in good order at our Service Center before the income start date.

When we change the joint life version to the single life version we base the income percentage on the remaining covered person’s age as of the income start date using the single life income percentages. The income eligibility date will be based on the remaining covered person’s age.

We do not allow a change from the single life version to the joint life version.

Important Terms

Income Eligibility Date.  On and after the income eligibility date you can elect to commence withdrawals of the annual income amount. The income eligibility date is the later of:

1)	the contract anniversary when the younger covered person is age 60; and
2)	your fifth contract anniversary following the date we add MassMutual Lifetime Income Protector to your contract.

Income Start Date.  The income start date is the date of the first withdrawal on or after the income eligibility date. It is also the date we require you to elect the SWP and commence automated withdrawals of the annual income amount.

Annual Income Amount.  We calculate the annual income amount on the income eligibility date and on each subsequent contract anniversary. The annual income amount equals the applicable income percentage multiplied by your contract value on your most recent contract anniversary. Withdrawals of the annual income amount are not subject to any contingent deferred sales charge. The annual income amount will vary each contract year, but it will never be less than the guaranteed income floor.

Guaranteed Income Floor.  The guaranteed income floor is the minimum annual income amount available each contract year on or after the income eligibility date. In addition, the guaranteed income floor is the amount that will be distributed if your contract moves to the settlement phase.

We calculate the guaranteed income floor on the income eligibility date, on each subsequent contract anniversary prior to the settlement phase, and after any excess withdrawal. We calculate the guaranteed income floor by multiplying the applicable income percentage by the income base. Once your contract enters the settlement phase the guaranteed income floor no longer changes.

Income Base.  We use the income base to calculate the guaranteed income floor. The income base is not available to withdraw. The income base can never exceed $5,000,000.

The income base is equal to:

1)	your contract value on the date we add MassMutual Lifetime Income Protector to your contract;
2)	plus any additional purchase payments received after the date we add the feature to your contract, but prior to your second contract anniversary;
3)	adjusted for excess withdrawals. We explain the adjustment for excess withdrawals under “MassMutual Lifetime Income Protector – Excess Withdrawals and the Income Base.”

Income Percentage.  The initial income percentage is based on the younger covered person’s age on the income start date. On any subsequent contract anniversary the income percentage will be increased if on that contract anniversary:

1)	your contract value (less any purchase payments made more than two years after your contract issue date) is greater than the income base; and
2)	the income percentage based on the age of the younger covered person is greater than your current income percentage. On any contract anniversary following the death of the younger covered person we will use the age of the surviving covered person.

The income percentage will never decline.

Single Life Version		Joint Life Version
Age	Income Percentage	Age	Income Percentage
60 – 64	4.0%	60 – 64	3.5%
65 – 69	4.5%	65 – 69	4.0%
70 – 74	5.0%	70 – 74	4.5%
75 – 79	5.5%	75 – 79	5.0%
80 – 84	6.0%	80 – 84	5.5%
85 and over	6.5%	85 and over	6.0%

Excess Withdrawals.  Excess withdrawals are defined as:

1)	any withdrawal prior to the income eligibility date including:

a)	amounts withdrawn under Internal Revenue Code required minimum distribution (RMD) rules; and
b)	amounts withdrawn in accordance with the contract’s free withdrawal provision described in “Expenses – Free Withdrawals;” and

2)	the portion of any withdrawal on or after the income eligibility date that causes the total withdrawn in a contract year to exceed the current annual income amount. This includes any amount withdrawn in accordance with the contract’s free withdrawal provision that exceeds the current annual income amount.

Exception for RMDs

Any withdrawal taken on or after the income eligibility date to satisfy RMD rules which is in excess of the annual income amount will not be treated as an excess withdrawal provided the following conditions are met:

a)	it must be taken as part of our RMD program;
b)	the RMD amount must be calculated using only the assets held under this contract;
c)	the RMD must be for the current calendar year; and
d)	in any one contract year, RMD withdrawals for only a single calendar year can be taken.

We will not contact you before processing your request for an excess withdrawal. To determine your annual income amount contact your registered representative or call our Service Center at the number shown on page 1 of this prospectus.

How MassMutual Lifetime Income Protector Works

Once you elect MassMutual Lifetime Income Protector you can make two types of withdrawals from your contract value:

•	Withdrawals of the annual income amount. These withdrawals cannot begin before the income eligibility date. Once begun, these withdrawals continue until your contract value reduces to zero. If at that time the settlement phase begins, we will provide annual settlement payments until death of the last surviving covered person. See “MassMutual Lifetime Income Protector – Settlement Phase.”
•	Excess withdrawals. Excess withdrawals may be taken at any time. They will reduce, and may eliminate, the value of the guarantees provided by this feature.

Your withdrawals are taken from your contract value unless your contract enters the settlement phase, in which case we use our own assets to make settlement payments to you. See “MassMutual Lifetime Income Protector – Settlement Phase.”

Examples.  For examples of how the feature works see “Appendix I – MassMutual Lifetime Income Protector Examples.”

Withdrawals of the Annual Income Amount.  You can commence withdrawals of the annual income amount on or after the income eligibility date. Withdrawals of the annual income amount must be automated through the SWP. You cannot stop the SWP of the annual income amount once it begins, unless you enroll in the MassMutual RMD program in order to satisfy required minimum distribution rules. Withdrawals of the annual income amount are taken from your contract value. If enrolled in the RMD program, you will receive the greater of your annual income amount or your RMD amount in each contract year without it being considered an excess withdrawal.

Negative Impact of Excess Withdrawals.  In addition to reducing your contract value, each excess withdrawal immediately reduces the income base and the guaranteed income floor.

All excess withdrawals are subject to any applicable contingent deferred sales charge.

Excess Withdrawals and the Income Base.  An excess withdrawal reduces the income base in direct proportion to the contract value reduction for the amount of the excess withdrawal.

The following formula shows the impact of an excess withdrawal on the income base.

A =	B x (C/D)

Where:

•	A is the income base after the excess withdrawal;
•	B is the income base immediately prior to the excess withdrawal;
•	C is your contract value immediately after the excess withdrawal; and
•	D is your contract value immediately prior to the excess withdrawal.

If only a portion of a withdrawal is an excess withdrawal, we will first reduce your contract value by the non-excess withdrawal portion and your income base will remain the same. We will then reduce your contract value by the excess withdrawal portion and adjust the income base using the formula above.

Impact of a Request to Apply All or a Portion of Your Contract Value to an Annuity Option.  We consider a request to apply all or a portion of your contract value to an annuity option as a withdrawal for the purposes of calculation of the income base, guaranteed income floor and annual income amount.

Impact of Withdrawals on the Death Benefit.  If you are participating in MassMutual Lifetime Income Protector and the Basic Death Benefit, when you make withdrawals we will reduce the value of the death benefit as described in “Death Benefit – Basic Death Benefit – (Version 9/1/07).” Any withdrawal will lower your contract value. Therefore, if you are participating in the Contract Value Death Benefit any withdrawal will reduce the death benefit. See “Additional Features – Contract Value Death Benefit.”

Withdrawals Before the Income Eligibility Date.  Any withdrawal, including RMDs, taken prior to the income eligibility date is an excess withdrawal. Such withdrawal:

1)	is subject to any applicable contingent deferred sales charge;
2)	reduces your contract value;
3)	reduces the income base;
4)	reduces the guaranteed income floor;
5)	reduces any future annual settlement payments; and
6)	reduces the death benefit.

Withdrawals On or After the Income Eligibility Date.

Requesting the First Withdrawal

The date of your first withdrawal is the income start date. At the time of your first withdrawal we require you to elect the SWP even if you do not want to utilize it for the first withdrawal. You cannot stop the SWP of the annual income amount once it begins, unless you enroll in the RMD program.

SWP and the Annual Income Amount

When you elect the SWP you will establish a withdrawal frequency (monthly, quarterly, semi-annually or annually) for the annual income amount. If the withdrawals are RMDs as part of the RMD program, the withdrawal frequency will be annual on each December 15. If the annual income amount is taken as part of the RMD program, you will receive the greater of the annual income amount for the contract year or the RMD amount for the calendar year.

We apportion the annual income amount for the frequency you elect. For example, if you elect an annual frequency, the first SWP withdrawal will be 100% of the annual income amount; if you elect a monthly frequency, the first SWP withdrawal will be 1/12 of the annual income amount.

If the income start date is not on your contract anniversary, we will prorate the number of SWP withdrawals based on the scheduled frequency elected. For example: a) you request a monthly frequency; b) the annual income amount is $12,000; c) the income start date occurs on the sixth month of a contract year. Therefore, in that contract year there will be seven monthly withdrawals of $1,000. We will not require that you withdraw the remaining $5,000 of the annual income amount, but you may take a withdrawal outside of the SWP. In each subsequent contract year we will require that you withdraw the entire annual income amount.

If you choose to have both a SWP and the RMD program run at the same time, you will receive your annual income amount as elected for the SWP, but each December 15, the RMD program will run and will pay the amount remaining to satisfy RMD for that calendar year. If there is any annual income amount remaining, the scheduled SWP will continue to run until it is depleted. If the entire annual income amount is withdrawn prior to the next contract anniversary, we will halt the SWP for the remainder of the current contract year. Any subsequent withdrawals prior to the next contract anniversary will be treated as an excess withdrawal.

Withdrawals Outside of the SWP

If you make withdrawals outside of the SWP, we will count those towards the annual income amount. If the entire annual income amount is withdrawn prior to the next contract anniversary, we will halt the SWP for the remainder of the current contract year. Any subsequent withdrawals prior to the next contract anniversary will be treated as excess withdrawals, unless taken as part of the RMD program. Upon the next contract anniversary we will recalculate the annual income amount and the SWP will commence, based on the frequency previously established.

Any portion of a withdrawal that exceeds the annual income amount will be considered an excess withdrawal, unless enrolled in the RMD program, which allows you to withdraw the greater of the annual income amount or required minimum distribution amount. The specific criteria that the required minimum distribution must meet are described in “MassMutual Lifetime Income Protector – Important Terms – Excess Withdrawals.”

Settlement Phase.  Your contract will enter the settlement phase if:

1)	your contract value is reduced to zero; and
2)	the guaranteed income floor is greater than zero.

When your contract enters the settlement phase:

a)	the remaining annual income amount for that contract year is paid in accordance with the frequency previously selected;
b)	beginning on the next contract anniversary settlement payments will be paid each contract year until the last surviving covered person dies;
c)	all other rights and benefits under your contract, including any applicable death benefit, will terminate and additional purchase payments will not be accepted; and
d)	we will no longer deduct the charge for MassMutual Lifetime Income Protector.

Amount of Settlement Payments

The annual amount of settlement payments will equal the guaranteed income floor amount calculated on the date the contract enters the settlement phase. If you are receiving settlement payments, we will treat your contract as though you had annuitized and we will report settlement payments as annuity payments for tax reporting purposes.

Frequency of Settlement Payments

You can request settlement payments be paid monthly, quarterly, semi-annually or annually. If any payment is less than $100, we reserve the right to change the payment basis to equivalent quarterly, semi-annual or annual payments or to provide an equivalent cash lump sum.

Latest Permitted Annuity Start Date.  The latest permitted annuity start date is defined in “The Income Phase – Annuity Payment Start Date.” If you still have contract value during the accumulation phase, once the latest permitted annuity start date is reached you must elect one of the following:

1)	Apply your contract value to one of the annuity options described in “The Income Phase – Annuity Options.”
2)	Apply your contract value to receive payments for the life of the covered person(s). These payments will be the greater of the guaranteed income floor or the annual amount that the contract value will provide under:

a)	a life fixed annuity for the single life version; or
b)	a joint and last survivor fixed annuity for the joint life version.

3)	Terminate your contract by taking a full withdrawal of your contract value.

Payment of the Contract’s Death Benefit and MassMutual Lifetime Income Protector.  If you have a current election of MassMutual Lifetime Income Protector and a death benefit is paid from the contract, there will be one of several outcomes:

1)	If the beneficiary takes the death benefit in a lump sum under the terms of the contract, the contract will terminate and MassMutual Lifetime Income Protector will no longer be in effect.

2)	If the beneficiary does not take the death benefit in a lump sum, then:

a)	If the deceased owner (or the annuitant, if the owner is a non-natural person) is the last surviving covered person, MassMutual Lifetime Income Protector will no longer be in effect. If the beneficiary is the covered person’s spouse, he or she may continue the contract without MassMutual Lifetime Income Protector.
b)	If the deceased owner (or the annuitant, if the owner is a non-natural person) is not the last surviving covered person, MassMutual Lifetime Income Protector will continue provided the covered person continues the contract pursuant to IRC Sections 72(s)(3) or 401(a)(9).

The right to continue the contract by a surviving spouse can only be exercised once while the contract is in effect.

Allocation Restrictions.  If you elect MassMutual Lifetime Income Protector, you must participate in an approved Asset Allocation Program. See “Transfers and Transfer Programs – Asset Allocation Programs.” You cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to the fixed accounts.

Additional Purchase Payment Limits.  We reserve the right to limit total purchase payments after the first contract year to $100,000.

Cost of MassMutual Lifetime Income Protector.  If you elect MassMutual Lifetime Income Protector, we will deduct a charge from your contract value. The charge is equal, on an annual basis, to a percentage of the income base as of the date the charge is deducted. Currently, the charge is 0.95%. We may increase this charge at any time while you own the contract, but the charge will never exceed 1.95%. While the feature is in effect we will deduct the charge quarterly in arrears. The charge will commence on the first contract year quarter following the date we add MassMutual Lifetime Income Protector to your contract. This charge will end on the earlier of the date your contract enters the settlement phase or the date MassMutual Lifetime Income Protector is terminated.

Termination of MassMutual Lifetime Income Protector.  You cannot cancel this feature; however, it will terminate upon the earliest of the following dates:

1)	when your full contract value is applied to an annuity option;
2)	when an excess withdrawal reduces your contract value to zero;
3)	when you request we cancel the contract;
4)	when the contract is assigned;
5)	when the owner is changed, if the contract is individually owned;
6)	when the annuitant is changed, if the owner is a non-natural person;
7)	when there is no longer a surviving covered person;
8)	when a death benefit is payable and the beneficiary takes the death benefit as a lump sum under the terms of the contract;
9)	when a surviving covered person does not continue the contract upon death of a contract owner.

Once terminated the feature cannot be re-elected.

Important Considerations.

Once you elect MassMutual Lifetime Income Protector you cannot cancel the feature.

You cannot stop the systematic withdrawal program of the annual income amount once it begins.

You should not elect MassMutual Lifetime Income Protector if you have a need to take withdrawals, including RMDs, before the income eligibility date, because early withdrawals have a negative impact on the feature. After the income eligibility date, excess withdrawals will reduce and may eliminate the value of the guarantees provided by MassMutual Lifetime Income Protector. Excess withdrawals include RMDs that exceed the annual income amount and do not meet specific criteria. See “MassMutual Lifetime Income Protector – Important Terms – Excess Withdrawals.”

The free withdrawal provision described in “Expenses – Free Withdrawals” is available without an additional charge. It allows you to annually withdraw a percentage of your contract value without incurring a contingent deferred sales charge. Before electing MassMutual Lifetime Income Protector compare its benefits to those of the free withdrawal provision to determine if MassMutual Lifetime Income Protector is in your best interest.

Changes to an owner (or an annuitant, if the owner is a non-natural person) may terminate MassMutual Lifetime Income Protector.

Domestic partners and civil union partners are not recognized as spouses for purposes of federal tax law. Therefore, when the contract is continued by a domestic partner or civil union partner, adverse tax consequences may result from both continuing the contract and continuing MassMutual Lifetime Income Protector.

If you elect MassMutual Lifetime Income Protector, we limit the investment choices available to you for the life of the contract.

The restriction in the amount and type of investment choices that are available to you under MassMutual Lifetime Income Protector is intended to help us manage the risk that we will be required to make payments to you under the MassMutual Lifetime Income Protector.

Excess withdrawals will reduce and may eliminate the value of the guarantees provided by this feature.

Additional purchase payments after the second contract year will not increase the value of the guarantees provided by this feature.

Election of this feature does not in any way guarantee the performance of any of the investment choices available under this contract.

Before electing MassMutual Lifetime Income Protector consult with a qualified financial professional to discuss this feature and all other aspects of the contract.

Taxes

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the contract. The information is not written or intended as tax or legal advice. You should consult a tax adviser about your own circumstances. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any contract. We reserve the right to make changes in the contract to assure that it continues to qualify as an annuity for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Taxation of the Company.  MassMutual is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (IRC). For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Investment income and any realized gains on separate account assets generally are reflected in the contract value, although treated as accruing to the Company and not to you. As a result, no taxes are due currently on interest, dividends and short or long-term gains earned by the separate account with respect to your contract. The Company may be entitled to certain tax benefits related to the investment of Company assets, including assets of the separate account. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

Annuities in General.  Annuity contracts are a means of both setting aside money for future needs – usually retirement – and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the IRC for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification.  IRC Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The IRC provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the owner with respect to earnings under the contract prior to the receipt of payments under the contract. We intend that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets.  For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can transfer among the sub-accounts of the separate account but cannot direct the investments each underlying fund makes. If you have too much investor control of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn. The Internal Revenue Service (IRS) has provided some guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an owner will be deemed to own the assets in the contract if the variable contract offers too large a choice of funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

Non-Qualified Contracts.  Your contract is referred to as a non-qualified contract if you do not purchase the contract under a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan.

Qualified Contracts.  Your contract is referred to as a qualified contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

Contracts issued under a qualified plan include special provisions restricting contract provisions that may otherwise be available as described in this prospectus. Generally, contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to distributions from qualified contracts. See “Taxes – Taxation of Qualified Contracts.”

Eligible rollover distributions from an IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. These amounts may be transferred directly from one qualified plan or account to another, or as an indirect rollover, in which the plan participant receives a distribution from the qualified plan or account, and reinvests it in the receiving qualified plan or account within 60 days of receiving the distribution.

IRC Section 408(d)(3)(B) provides that an individual is only permitted to make one indirect rollover from an IRA to another IRA in any one year period. The IRS previously applied this limitation on an IRA-by-IRA basis, allowing a taxpayer to make an indirect rollover from an IRA, so long as he or she had not made an indirect rollover from that same IRA within the preceding one year period, even if he or she had made indirect rollovers from a different IRA, Effective for distributions on or after January 1, 2015, the limitation applies on an aggregate basis, meaning that an individual cannot make an indirect rollover from one IRA to another if he or she has made an indirect rollover involving any IRA (including a Roth, SEP, or SIMPLE IRA) within one year. It is important to note that the one rollover per year limitation does not apply to amounts transferred directly between IRAs in a trustee-to-trustee transfer.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts we sell in connection with qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment. The contribution limits referenced in the plan descriptions below are the limits for 2017, and may change in subsequent years.

Individual Retirement Annuities

IRC Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” IRA contributions are limited to the lesser of $5,500 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the IRC, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

SEP IRAs

IRC Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pension (SEP) IRAs. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. SEP IRAs are treated as defined contribution plans for purposes of the limits on employer contributions. Employer contributions cannot exceed the lesser of:

i)	$54,000; or
ii)	25% of compensation (a maximum of $270,000 of compensation may be considered).

The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. SEP IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

SIMPLE IRAs

IRC Section 408(p) permits certain small employers to establish a Savings Incentive Match Plan for Employees (SIMPLE) IRA. SIMPLE IRA plans permit employees to make elective contributions only through a qualified salary reduction agreement. Employers can make contributions to the plan through either matching contributions or non-elective contributions. An employee’s annual elective salary reduction contributions are limited to the lesser of $12,500 or 100% of compensation, and an additional catch-up contribution is available for individuals age 50 and over, up to the lesser of $3,000 or total compensation less any other elective deferrals. Elective contributions made to a SIMPLE IRA are counted against the overall limit on elective deferrals by any individual (the lesser of $18,000 or 100% of compensation). The employer must make certain matching contributions or non-elective contributions to the employee’s account. SIMPLE IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to tax treatment and suitability of such an investment.

Roth IRAs

IRC Section 408A permits eligible individuals to contribute to a non-deductible IRA, known as a Roth IRA. Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Roth IRA contributions are limited to the lesser of $5,500 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 or over. The maximums are decreased by any contributions made to a traditional IRA for the same tax year. Lower maximum Roth IRA contribution limits apply to individuals whose modified adjusted gross income exceeds certain limits. Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, known as a conversion. The individual must pay tax on any portion of the IRA being rolled over that represents income or previously deductible IRA contributions. The determination of taxable income is based on the fair market value of the IRA at the time of the conversion. See “Taxes – Required Distributions” for information on the determination of the fair market value of an annuity contract that provides additional benefits (such as certain living or death benefits). You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Corporate Pension and Profit-Sharing Plans

IRC Sections 401(a) and 401(k) permit employers to establish various types of retirement plans for employees. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. In general, annual contributions made by an employer and employee to a defined contribution plan may not exceed the lesser of:

i)	$54,000; or
ii)	100% of compensation or earned income (a maximum of $270,000 of compensation may be considered).

An employee’s elective salary reduction contributions under a cash or deferred arrangement (i.e. a 401(k) plan) are limited to $18,000, with an additional catch-up contribution of up to $6,000 available for eligible participants age 50 or over. Defined benefit plans are limited to contributions necessary to fund a promised level of benefit. The annual benefit under a defined benefit plan is limited to:

i)	100% of compensation for a participant’s highest three years; or
ii)	$215,000.

Plans are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

H.R. 10 Plans

IRC Section 401(a) permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R.10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. In general, H.R. 10 Plans are subject to the same restrictions as corporate pension and profit-sharing plans (see “Taxes – Qualified Contracts – Corporate Pension and Profit-Sharing Plans”), including limitations on eligibility, participation, contributions, time and manner of distributions, transferability and taxation of distributions. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Tax-Sheltered Annuities

IRC Section 403(b) permits certain eligible employers to purchase annuity contracts, known as Tax-Sheltered Annuities (TSAs), under a section 403(b) program. Eligible employers are organizations that are exempt from tax under IRC Section 501(c)(3) and public educational organizations. Contributions made to a TSA and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. TSAs are subject to limitations on contributions, which may be made as “elective deferrals” (contributions made pursuant to a salary reduction agreement) or as non-elective or matching contributions by an employer. In general, annual contributions made by an employer and employee to a TSA may not exceed the lesser of:

i)	$54,000; or
ii)	100% of includible compensation (a maximum of $270,000 of includible compensation may be considered).

An employee’s elective salary reduction contributions are limited to $18,000. In addition, certain catch-up contributions may be made by eligible participants age 50 or over and those with 15 or more years of service with the same employer. TSAs are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Non-Qualified Contracts.  You, as the owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an annuity payment.

Withdrawals

The IRC generally treats any withdrawal as first coming from earnings and then from your investment in the contract, if the withdrawal is:

1)	allocable to investment in the contract made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982; or
2)	from an annuity contract entered into after August 13, 1982.

The withdrawn earnings are subject to tax as ordinary income.

Annuity Payments

Annuity payments occur as the result of the contract reaching its annuity start date. A portion of each annuity payment is treated as a partial return of your investment in the contract and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. The annuity payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount. The exclusion amount for annuity payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for annuity payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Annuity payments received after you have recovered all of your investment in the contract are fully taxable.

The IRC also provides that any amount received (both annuity payments and withdrawals) under an annuity contract which is included in income may be subject to a tax penalty. The amount of the penalty is an additional tax equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

1)	paid on or after you reach age 59 1⁄2;
2)	paid to your beneficiary after you die;
3)	paid if you become totally disabled (as that term is defined in the IRC);
4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;
5)	paid under an immediate annuity; or
6)	which come from investment in the contract made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1⁄2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser for more specific information.

Multiple Contracts

The IRC provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one deferred annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. You should consult a tax adviser if you wish to assign or pledge your contract. Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under IRC Section 1041.

Distributions After Death of Owner

In order to be treated as an annuity contract for federal income tax purposes, IRC Section 72(s) requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, IRC Section 72(s) requires that:

a)	if any owner dies on or after the annuity start date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and
b)	if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of such owner’s death.

These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. The non-qualified contracts contain provisions that are intended to comply with these IRC requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Taxation of Qualified Contracts.  If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified plan.

IRC Section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified plans, including contracts issued and qualified under IRC Sections 401 (pension and profit-sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). With respect to SIMPLE IRAs, the 10% penalty is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. Exceptions from the penalty tax are as follows:

1)	distributions made on or after you reach age 59 1⁄2;
2)	distributions made after your death;
3)	distributions made that are attributable to the employee being disabled as defined in the IRC;
4)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required);
5)	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);
6)	distributions made to you up to the amount allowable as a deduction to you under IRC Section 213 for amounts you paid during the taxable year for medical care;
7)	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;
8)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);
9)	distributions from an IRA for the purchase of medical insurance (as described in IRC Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;
10)	certain qualified reservist distributions;
11)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in IRC Section 72(t)(7)) for the taxable year; and
12)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in IRC Section 72(t)(8)).

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1⁄2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date, there is:

i)	any addition to the account balance other than gains or losses;
ii)	any non-taxable transfer of a portion of the account balance to another retirement plan; or
iii)	a rollover by the individual of the amount received resulting in such amount not being taxable.

The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.  Under IRS regulations, effective January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. Because a plan participant may own more than one TSA contract, before we process a transaction we may require the TSA plan to approve the transaction to ensure that rules regarding loans, hardships and distribution restrictions are met. TSA plan participants should contact their individual TSA plan to determine the specific rules that apply to them.

The IRS regulations also make significant changes to Revenue Ruling 90-24 exchanges or transfers. Under the regulations an exchange may only be done when the TSA plan allows TSA exchanges under its plan and the provider of the new TSA contract agrees to share information with the TSA plan to ensure that the requirements of the TSA plan are met. Given this restriction, before a TSA exchange is processed, the TSA plan is required to approve the transaction or provide a list of vendors for which it has an information sharing agreement (ISA). Additionally, because most of the regulations were not effective until 2009, there was great uncertainty about their application to contract exchanges that took place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that took place prior to January 1, 2009 caused a TSA plan participant to incur taxation on the value of the contract. However, it is also possible that such an exchange did not have adverse tax consequences. If a TSA plan participant exchanged a contract to a TSA contract with a provider that does not have an ISA with the TSA plan, the participant had until July 1, 2009 to avoid adverse tax consequences by exchanging the contract for a TSA contract with which the TSA plan does have an ISA.

The IRC limits the withdrawal of purchase payments made by TSA plan participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan participant:

1)	reaches age 59 1⁄2;
2)	has a severance from employment;
3)	dies;
4)	becomes disabled, as that term is defined in the IRC; or
5)	the TSA plan terminates (starting January 1, 2009).

In the case of hardship, the TSA plan participant can only withdraw the purchase payments and not any earnings. The TSA plan participant is required to suspend salary reduction contributions to any other TSA contract for a six-month period following the date of hardship distribution.

TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of excess contributions or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

TSA contracts issued January 1, 2009 and after are subject to distribution restrictions on employer contributions. These restrictions are determined by the TSA plan and can be based on criteria such as completing years of service or attaining a stated age.

Required Minimum Distribution for Qualified Contracts.  For qualified contracts other than Roth IRAs, distributions generally must begin no later than April 1st of the calendar year following the later of:

a)	the calendar year in which you attain age 70 1⁄2; or
b)	the calendar year in which you retire.

The date set forth in (b) does not apply to an IRA or to a five-percent owner of the employer maintaining the plan. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Upon your death, additional distribution requirements are imposed. If your contract has not entered the income phase and your death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death or over the life or life expectancy of the designated beneficiary. If your contract has not entered the income phase and your death occurs before your required beginning date, the remaining interest must be distributed within 5 years or over the life or life expectancy of the designated beneficiary. If your death occurs after your contract has entered the income phase, distributions must be made at least as rapidly as under the method in effect at the time of your death. If your contract is held as a Roth IRA, there are no required minimum distributions during your life. However, upon your death your beneficiary is subject to required minimum distribution requirements. Any remaining interest must be distributed within 5 years or over your beneficiary’s life expectancy. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The Regulations under IRC Section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA or qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

Partial Annuitization.  The ability to apply only a portion of your contract value to an annuity option is commonly referred to as “partial annuitization” or “partially annuitizing.” Federal tax law provides favorable tax treatment of partial annuitization of a non-qualified annuity contract under certain circumstances. There may be tax consequences, possibly significant, to partially annuitizing a qualified contract. You should consult a tax adviser before electing to partially annuitize your contract.

Partial Annuitization of Non-Qualified Contracts

As part of the Small Business Jobs Act of 2010, IRC Section 72 was amended to provide that if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, the portion of the contract that is annuitized will be treated as a separate contract and annuity payments received as a result of the partial annuitization will be treated as amounts received as an annuity instead of withdrawals, and given exclusion ratio treatment. The exclusion ratio is calculated by allocating the current investment in the contract between the amount applied to the annuity option and the remaining portion of the original contract.

If the annuity option you elect does not meet one of the two above-described criteria, we will report all payments from your contract, whether from the annuitized or the deferred portions of the contract value, to the IRS as a distribution with the taxable amount not determined beginning with the date of the partial annuitization. It is your responsibility to document to the IRS how much, if any, of a distribution is allocable to cost basis.

Partial Annuitization of Qualified Contracts

If you elect to apply only a portion of your qualified annuity contract value to an annuity option, we will treat the annuitized and non-annuitized portions of your contract as separate contracts for purposes of applying the required minimum distribution (RMD) rules of IRC Section 401(a)(9) and the regulations thereunder. The IRS has not yet published guidance on the computation of the RMD for payments received as the result of a partial annuitization. If the IRS were to take the position that the annuitized and non-annuitized portions are not separate contracts for RMD purposes, your distributions may not be sufficient to meet your RMD in the year of the partial annuitization and subsequent years. Failure to satisfy the RMD rules in any year could subject you to a penalty equal to 50% of the amount that should have been distributed but was not. If your qualified contract contains after-tax money (i.e. has a cost basis), we will allocate that cost basis pro-rata between the annuitized and non-annuitized portions. Because the IRS has not published guidance as to what portion of any payment made under the annuity option represents a non-taxable return of cost basis and what portion is taxable, this treatment may understate or overstate income in any given year. If you misstate your income, the IRS may impose tax penalties and interest. You should consult a tax or legal adviser to discuss these risks before electing a partial annuitization of your qualified deferred annuity contract.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows:

i)	if distributed in a lump sum, they are taxed in the same manner as a full withdrawal of the contract; or
ii)	if distributed under a payout option, they are taxed in the same way as annuity payments.

Section 1035 Tax Free Exchanges.  IRC Section 1035 provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance on the partial exchange of an annuity contract for another annuity contract. According to the guidance, partial exchanges occurring on or after October 24, 2011 will be tax free if no distribution takes place from either contract within 180 days after the exchange. If a distribution occurs within 180 days after the exchange, the IRS will apply general tax principles to determine the tax treatment of the transfer. The limitation on distributions within 180 days does not apply to annuity payments that are based on life expectancy or on a period certain of ten or more years. You should consult a tax adviser before entering into any 1035 exchange.

Partial exchanges which occurred prior to October 24, 2011 were subject to more restrictive guidance. You should consult a tax adviser if you have questions regarding the taxation of a prior exchange.

Beginning January 1, 2010, the Pension Protection Act of 2006 permits the exchange of an annuity contract for a qualified long-term care contract to qualify as a tax free 1035 exchange. However, if an annuity contract has entered the income phase, there is uncertainty and a lack of guidance regarding whether the exchange can qualify. Therefore, if an annuity contract has entered the income phase and the contract or the resulting annuity payments are exchanged for a qualified long-term care contract, we will not treat that as a tax free 1035 exchange.

The IRS has also issued guidance allowing a beneficiary of a non-qualified annuity contract to enter into a 1035 exchange of the death benefit for a new annuity contract, provided that the new contract will be administered as if the owner is deceased for purposes of the death benefit requirements of IRC Section 72(s). In order to allow the death benefit under a non-qualified annuity contract to be exchanged, we may require additional documentation from the issuer of the new contract, in order to ensure that this requirement is met.

Income Tax Reporting and Withholding.  Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31st of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the owner of the annuity contract. Following the death of the owner the Form 1099-R will be sent to each beneficiary who receives a payment under the contract.

The portion of any distribution that is includible in the gross income of the owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate (but not lower). Distributions from certain retirement plans, excluding

IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding. The 20% withholding requirement generally does not apply to:

a)	a series of substantially equal payments made at least annually for:

i)	the life or life expectancy of the owner, or joint and last survivor expectancy of the owner and a designated beneficiary; or
ii)	for a specified period of ten years or more;

b)	distributions which are required minimum distributions; or
c)	hardship distributions from a 401(k) plan or a tax-sheltered annuity.

You should consult a tax adviser regarding withholding requirements.

Generation Skipping Transfer Tax Withholding.  Under certain circumstances, the IRC may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Medicare Hospital Insurance Tax.  A Medicare Hospital Insurance Tax (known as the Unearned Income Medicare Contribution) applies to all or part of a taxpayer’s net investment income, at a rate of 3.8%, when certain income thresholds are met. Net investment income is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under regulations, the taxable portion of any distribution from a non-qualified annuity contract – including surrenders, withdrawals, and annuity payments – is included in net investment income. Net investment income also includes the gain from the sale of a non-qualified annuity contract. Under current guidance, we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your contract.

Non-Resident Aliens and Foreign Entities.  Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent form), providing us with:

1)	proof of residency (in accordance with IRS requirements); and
2)	the applicable individual taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act, effective July 1, 2014, U.S. withholding may occur with respect to certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships, and trusts)) at a 30% rate without regard to lower treaty rates.

Civil Unions and Domestic Partnerships.  Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as a change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax adviser for more information on this subject.

Non-Natural Owner.  When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership, trust or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. If any beneficiary (including a contingent beneficiary) of a trust is a non-natural person, the contract will not be treated as owned by an agent for a natural person, and gain in the contract will be taxed annually, whether or not the trust is a grantor trust for income tax purposes. This treatment also does not apply to a contract that qualifies as an immediate annuity. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Other Information

Distribution

The contracts are no longer for sale to the public. While the contracts were offered for sale, they were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements (Distribution Agreements) with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual and the separate account, MMLIS serves as principal underwriter of contracts sold by registered representatives of other broker-dealers with whom it had entered into Distribution Agreements. Effective April 1, 2014, MSD replaced MML Distributors in all such Distribution Agreements for these contracts.

Both MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). Commissions for sales of the contract by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the contracts. We also pay expense allowances in connection with the sales of the contracts. The total compensation paid for the sale of the contract, including commissions and cash payments as well as compensation paid when this contract enters the income phase, may range up to 8.63% of purchase payments made to a contract and/or up to 2.4% of contract value annually.

Additional Compensation Paid to MMLIS.  Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the contract by their registered representatives.

Additional Compensation Paid to Certain Broker-Dealers.  We and MSD make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. For a list of the broker-dealers to whom we currently pay additional compensation for selling this contract, visit www.massmutual.com/legal/compagreements or call our Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MSD or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

We no longer offer this contract for sale to the public. However, contract owners may continue to make purchase payments to existing contracts subject to certain restrictions.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce or waive the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Assignment

In certain states, you cannot assign the contract without our approval. We will refuse or accept any request to assign this contract on a non-discriminatory basis. Please refer to your contract.

We must receive written notice of the assignment in good order for any assignment we allow to be binding on us. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on contract owners, beneficiaries, and any other payees of proceeds from a contract. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Service Center.

Voting Rights

We are the legal owner of the fund shares. When a fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Changes to the Contract

We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Suspension of Payments or Transfers

We may be required to suspend or postpone transfers from the funds or payments from the funds for withdrawals or death benefits during any period when:

•	the NYSE is closed (other than customary weekend and holiday closings);
•	trading on the NYSE is restricted;
•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or
•	during any other period when the SEC, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from the fixed accounts for the period permitted by law but not for more than six months.

If, pursuant to the SEC’s rules, a money market fund (Fund) suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market sub-account until the Fund is liquidated.

Termination of Contract

We will terminate your contract upon the occurrence of any of the following events:

1)	the date of the last annuity payment;
2)	the date payment is made of the entire contract value;
3)	the date of the last payment upon death to the last beneficiary; or
4)	the date your contract is returned under the right to examine contract provision.

In addition, in most states we reserve the right to terminate your contract if no purchase payment has been made for at least two consecutive years measured from the date we received the last purchase payment; and each of the following amounts is less than $2,000 on the date we send notice of our election to terminate your contract: your contract value less any premium tax deducted; your contract withdrawal value; and the sum of all purchase payments made into your contract adjusted for any partial withdrawals.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a purchase payment or block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Our Ability to Make Payments Under the Contract

Our Claims-Paying Ability.  Our “claims-paying ability” is our ability to meet any contractual obligation we have to make payments under the contract. These amounts include death benefits, annuity payments, withdrawals and any amounts paid out through the contract’s additional features. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this contract. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the contract when purchasing a contract and making investment decisions.

Obligations of Our Separate Account.  Contract value you allocate to the funds is maintained in our separate account. Any withdrawals or transfers of contract value from the funds will be taken from the separate account. We cannot use the separate account’s assets to pay any of our liabilities other than those arising from the contracts. See “Investment Choices – The Separate Account.”

Obligations of Our General Account.  Contract value you allocate to the fixed accounts is maintained in our general account. The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general account assets for many purposes including to pay death benefits, annuity payments, withdrawals and transfers from the fixed accounts and to pay amounts we provide to you through an elected additional feature that are in excess of your contract value allocated to the separate account.

Because of exemptive and exclusionary provisions, the general account, unlike the separate account, has not been registered under the 1933 Act or the 1940 Act. Because of this, the general account is generally not subject to the provisions of the 1933 Act or the

1940 Act. However, disclosures regarding the general account are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Our Financial Statements

We encourage both existing and prospective owners to read and understand our financial statements and those of the separate account. Our audited statutory financial statements and the separate account’s audited U.S. GAAP financial statements are included in the SAI. You can request an SAI by contacting our Service Center at the number or address on page 1 of this prospectus.

Computer System Failures and Cybersecurity

The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, computer systems may be vulnerable to disruptions or breaches as a result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of the computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of the computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the contract.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the SAI.

Table of Contents of the Statement of Additional Information

Assignment of Contract

Distribution

Accumulation Units and Unit Value

Transfers During the Income Phase

Payment of Death Benefit

Annuity Payments

Experts

Financial Statements

To obtain a free copy of the Statement of Additional Information, return this request form to the address shown below or call our Service Center at (800) 272-2216.

To:   MassMutual Financial Group

Document Management Services – Annuities W360

P.O. Box 9067

Springfield, MA 01102-9067

Please send me the Statement of Additional Information for MassMutual Transitions SelectSM (AN3503SAI).

Name

Address

City	State	Zip

Telephone

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted some of this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values Pre-2008 Version (for contracts applied for prior to 9/8/2008 or in states where the 2008 Version was unavailable)

Sub-Account	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Value at Inception Date
Fidelity® VIP Contrafund®	$25.80	$24.16	$24.28	$21.94	$16.91	$14.69	$15.24	$13.16	$9.81	$17.26	$10.00 (a	)
Invesco V.I. Diversified Dividend	10.53	9.28	9.20	8.24	6.36	5.42	5.60	5.14	4.08	10.17	10.00 (a	)
Invesco V.I. Global Health Care	22.70	25.93	25.42	21.49	15.47	12.94	12.60	12.10	9.59	13.59	10.00 (a	)
Invesco V.I. Technology	21.71	22.13	20.96	19.09	15.43	14.03	14.94	12.46	8.01	14.60	10.00 (a	)
Ivy VIP Asset Strategy	10.60	11.01	12.15	12.97	10.49	—	—	—	—	—	10.00 (b	)
MML Aggressive Allocation	15.92	14.83	15.13	14.46	11.48	10.04	10.35	9.02	6.81	—	10.00 (c	)
MML Asset Allocation	—	—	—	—	—	11.61	11.55	10.37	8.97	13.02	10.00 (a	)
MML Balanced Allocation	14.47	13.79	14.00	13.44	11.88	10.69	10.63	9.54	7.81	—	10.00 (c	)
MML Blend	21.14	19.55	19.76	18.01	15.14	13.60	13.12	11.80	9.90	12.96	10.00 (a	)
MML Blue Chip Growth	25.44	25.50	23.22	21.52	15.40	13.17	13.14	11.44	8.13	14.29	10.00 (a	)
MML China (d)	—	—	—	14.97	13.61	10.99	13.75	13.32	7.92	—	10.00 (e	)
MML Concentrated Growth	—	—	—	—	—	9.75	9.93	8.80	6.25	15.75	10.00 (a	)
MML Conservative Allocation	14.34	13.71	13.92	13.39	12.17	11.05	10.90	9.85	8.23	—	10.00 (c	)
MML Core Allocation	14.98	13.90	14.22	13.31	11.38	10.31	10.45	9.68	7.86	—	10.00 (e	)
MML Emerging Growth	—	—	—	—	—	11.41	12.35	9.97	8.99	15.67	10.00 (a	)
MML Enhanced Index Core Equity	—	—	—	—	—	12.12	11.95	10.59	8.63	13.93	10.00 (a	)
MML Equity	19.94	17.91	18.76	17.01	12.91	11.26	11.83	10.43	8.07	13.97	10.00 (a	)
MML Equity Income	20.82	17.75	19.28	18.13	14.12	12.17	12.41	10.92	8.83	13.91	10.00 (a	)
MML Equity Index	22.13	20.08	20.11	17.97	13.79	12.08	12.01	10.61	8.51	13.72	10.00 (a	)
MML Focused Equity	16.26	13.97	15.55	14.05	10.33	—	—	—	—	—	10.00 (f	)
MML Foreign	14.66	14.62	15.43	16.78	14.05	11.94	13.40	12.95	10.13	17.39	10.00 (a	)
MML Fundamental Growth	14.81	14.47	13.82	12.61	9.67	—	—	—	—	—	10.00 (f	)
MML Fundamental Value	15.50	13.87	14.49	13.21	10.24	—	—	—	—	—	10.00 (f	)
MML Global	16.79	15.79	16.19	15.76	12.44	10.17	10.75	9.65	7.39	13.29	10.00 (a	)
MML Growth	18.20	16.89	16.05	15.04	11.74	10.12	10.74	9.20	6.70	—	10.00 (e	)

Sub-Account	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Value at Inception Date
MML Growth & Income	$18.15	$16.87	$16.99	$15.45	$11.80	$9.99	$10.29	$9.34	$7.40	$12.50	$10.00 (a	)
MML Growth Allocation	15.39	14.47	14.74	14.10	11.63	10.27	10.44	9.19	7.17	—	10.00 (c	)
MML High Yield	15.59	13.56	13.91	13.97	12.78	11.09	10.61	—	—	—	10.00 (g	)
MML Income & Growth	19.17	16.66	16.87	15.62	12.68	11.46	10.97	9.94	8.52	13.21	10.00 (a	)
MML Inflation-Protected and Income	13.17	12.66	13.00	12.72	14.09	13.33	11.88	11.28	10.26	10.86	10.00 (a	)
MML International	11.67	11.47	12.20	12.74	10.64	9.17	10.83	10.26	7.27	—	10.00 (e	)
MML International Equity	9.16	8.58	9.15	—	—	—	—	—	—	—	10.00 (h	)
MML Large Cap Growth	19.55	19.85	19.10	17.64	13.37	11.68	12.26	10.44	8.01	13.70	10.00 (a	)
MML Managed Bond	14.76	14.53	14.81	14.07	14.47	13.84	13.05	12.34	11.33	11.19	10.00 (a	)
MML Managed Volatility	16.00	15.61	15.33	14.85	12.75	11.40	12.00	10.80	8.37	13.94	10.00 (a	)
MML Mid Cap Growth	22.90	21.80	20.65	18.44	13.65	12.13	12.43	9.81	6.83	11.56	10.00 (i	)
MML Mid Cap Value	29.29	24.04	24.68	21.40	16.60	14.39	14.65	12.34	9.58	12.83	10.00 (a	)
MML Moderate Allocation	14.94	14.14	14.40	13.79	11.87	10.61	10.62	9.47	7.61	—	10.00 (c	)
MML NASDAQ-100®	—	—	—	—	—	15.89	15.58	13.17	8.66	15.06	10.00 (a	)
MML Oppenheimer Small Company Opportunities (j)	—	—	—	—	—	—	—	—	8.39	14.05	10.00 (a	)
MML Short-Duration Bond	10.64	10.49	10.54	10.55	10.59	10.42	10.21	—	—	—	10.00 (g	)
MML Small Cap Equity	24.45	20.92	22.43	20.23	14.51	12.40	12.82	10.51	7.79	12.75	10.00 (a	)
MML Small Cap Growth Equity	26.79	24.04	25.62	24.48	16.67	14.87	15.87	13.13	9.60	15.80	10.00 (a	)
MML Small Cap Index	—	—	—	—	—	14.66	14.74	11.87	9.62	14.18	10.00 (a	)
MML Small Company Value	26.68	20.42	21.89	22.09	17.01	14.97	15.38	12.90	—	—	10.00 (k	)
MML Small/Mid Cap Value	24.23	19.59	20.98	19.39	14.20	12.06	13.19	10.52	7.46	12.23	10.00 (a	)
MML Strategic Emerging Markets	9.49	9.04	10.68	11.45	12.42	10.84	14.14	12.25	6.91	—	10.00 (e	)
MML T. Rowe Price Growth Equity (l)	—	—	—	—	—	—	—	—	6.68	11.79	10.00 (a	)
MML Total Return Bond	10.43	10.32	10.44	10.11	10.42	—	—	—	—	—	10.00 (f	)
MML U.S. Government Money Market (m)	9.21	9.30	9.41	9.52	9.63	9.74	9.86	9.97	10.08	—	10.00 (c	)
Oppenheimer Capital Appreciation	18.45	19.09	18.65	16.34	12.74	11.30	11.56	10.69	7.48	13.89	10.00 (a	)
Oppenheimer Conservative Balanced (n)	13.22	12.71	12.75	11.92	10.65	9.59	9.64	8.63	7.16	12.82	10.00 (a	)
Oppenheimer Discovery Mid Cap Growth	20.47	20.24	19.20	18.36	13.66	11.87	11.87	9.42	7.19	14.28	10.00 (a	)
Oppenheimer Global	22.45	22.69	22.08	21.84	17.35	14.47	15.97	13.93	10.08	17.05	10.00 (a	)
Oppenheimer Global Multi-Alternatives	9.65	9.43	9.93	—	—	—	—	—	—	—	10.00 (h	)
Oppenheimer Global Strategic Income	16.02	15.21	15.74	15.49	15.69	13.98	14.02	12.33	10.50	12.38	10.00 (a	)
Oppenheimer Government Money (p), (r)	10.16	10.27	10.39	10.51	10.63	10.75	10.87	11.00	11.09	10.91	10.00 (a	)
Oppenheimer High Income (n), (o)	—	—	—	—	—	3.26	3.37	2.97	2.40	11.38	10.00 (a	)
Oppenheimer International Growth	22.14	22.88	22.37	24.39	19.60	16.23	17.68	15.58	11.32	19.97	10.00 (a	)

Sub-Account	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Value at Inception Date
Oppenheimer Main Street	$22.24	$20.16	$19.74	$18.03	$13.84	$11.98	$12.12	$10.56	$8.33	$13.69	$10.00 (a	)
PIMCO CommodityRealReturn® Strategy	5.88	5.18	7.05	8.76	10.39	10.00	10.94	8.91	6.36	11.46	10.00 (i	)
VY® Clarion Global Real Estate	14.07	14.15	14.49	12.88	12.56	10.11	10.80	9.42	7.14	10.12	10.00 (i	)

Accumulation Units Outstanding Pre-2008 Version (for contracts applied for prior to 9/8/2008 or in states where the 2008 Version was unavailable)

Sub-Account	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Fidelity® VIP Contrafund® (a)	5,122,009	5,772,735	6,652,377	8,138,892	9,793,730	10,919,548	11,562,511	12,595,080	13,646,245	11,836,773
Invesco V.I. Diversified Dividend (a)	168,252	169,581	164,517	184,223	215,279	179,311	200,659	227,467	188,945	49,392
Invesco V.I. Global Health Care (a)	111,271	150,864	133,271	129,668	112,498	101,564	105,504	109,957	109,352	81,276
Invesco V.I. Technology (a)	49,705	67,008	73,574	83,270	100,453	98,922	109,045	124,337	90,551	105,684
Ivy VIP Asset Strategy (b)	14,228	30,400	32,437	34,281	510	—	—	—	—	—
MML Aggressive Allocation (c)	1,450,184	1,593,101	1,821,351	1,960,178	2,104,951	2,278,432	2,369,254	2,480,975	2,547,617	—
MML Asset Allocation (a)	—	—	—	—	—	1,525,071	1,693,223	1,798,982	1,885,969	1,946,204
MML Balanced Allocation (c)	4,222,653	5,101,862	6,096,224	6,235,350	6,626,641	6,704,012	7,003,736	7,317,130	7,011,950	—
MML Blend (a)	643,139	662,135	690,043	856,118	760,268	462,286	446,689	437,402	347,039	320,428
MML Blue Chip Growth (a)	444,141	488,836	543,940	615,538	712,435	641,532	673,563	754,728	660,384	504,145
MML China (d), (e)	—	—	—	38,655	43,287	53,148	58,377	65,452	7,373	—
MML Concentrated Growth (a)	—	—	—	—	—	352,473	383,731	424,244	454,773	311,907
MML Conservative Allocation (c)	4,155,835	4,509,453	5,261,092	5,934,695	6,550,100	6,311,911	5,788,158	5,619,414	4,257,777	—
MML Core Allocation (e)	1,161,321	873,731	950,003	894,231	764,966	748,653	850,551	673,503	317,066	—
MML Emerging Growth (a)	—	—	—	—	—	116,349	126,158	139,362	129,115	106,026
MML Enhanced Index Core Equity (a)	—	—	—	—	—	96,689	97,927	104,024	105,405	105,320
MML Equity (a)	327,018	352,578	371,227	412,543	425,273	468,234	453,983	494,036	449,114	371,719
MML Equity Income (a)	5,479,942	6,476,615	7,053,671	8,414,561	10,021,249	11,469,576	12,061,168	12,867,602	13,153,239	12,928,621
MML Equity Index (a)	193,136	182,093	210,396	221,429	202,682	206,165	218,116	223,886	210,954	194,699
MML Focused Equity (f)	16,212	44,539	39,916	45,822	15,456	—	—	—	—	—
MML Foreign (a)	7,447,097	8,127,457	8,958,479	9,349,195	10,408,699	11,497,314	11,706,178	11,481,800	12,000,064	11,135,413
MML Fundamental Growth (f)	5,410	9,170	17,429	21,356	11,452	—	—	—	—	—
MML Fundamental Value (f)	23,408	57,000	23,832	15,190	—	—	—	—	—	—
MML Global (a)	97,063	114,885	127,995	128,115	133,880	133,001	134,945	139,655	172,259	113,655
MML Growth (e)	211,936	247,361	267,073	292,980	322,568	339,624	295,111	240,068	48,892	—
MML Growth & Income (a)	680,940	742,449	885,159	1,072,191	1,240,631	1,472,468	1,639,204	1,777,923	1,894,386	1,868,136
MML Growth Allocation (c)	23,201,242	25,133,067	27,453,932	28,568,310	29,463,976	30,662,948	31,483,985	31,267,109	30,186,013	—
MML High Yield (g)	82,276	141,881	143,134	199,639	192,347	81,136	21,168	—	—	—

Sub-Account	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
MML Income & Growth (a)	229,974	252,463	267,370	309,233	353,870	345,225	346,871	329,420	345,049	298,639
MML Inflation-Protected and Income (a)	8,495,201	9,787,336	11,224,733	13,171,251	12,208,825	12,139,571	14,888,778	14,687,583	13,751,545	17,068,156
MML International (e)	171,522	220,819	190,915	196,361	188,529	235,257	227,417	159,960	22,553	—
MML International Equity (h)	517	19,985	686	—	—	—	—	—	—	—
MML Large Cap Growth (a)	108,661	112,990	122,742	138,859	163,801	193,838	203,285	226,830	235,972	232,041
MML Managed Bond (a)	5,357,798	6,005,013	6,944,219	8,306,131	8,636,961	8,518,942	9,744,460	9,726,806	9,015,823	10,825,760
MML Managed Volatility (a)	5,436,787	5,990,541	7,096,958	8,235,642	9,041,384	10,003,061	10,390,091	10,847,405	11,332,429	10,419,193
MML Mid Cap Growth (i)	686,755	764,541	859,141	1,026,936	1,182,724	1,305,188	1,343,663	1,433,417	1,407,279	854,658
MML Mid Cap Value (a)	3,518,928	4,291,577	4,860,484	6,254,667	7,550,367	8,673,081	9,168,851	10,233,296	10,882,725	12,571,307
MML Moderate Allocation (c)	14,823,845	16,150,148	18,583,427	19,705,796	20,410,829	21,137,069	22,513,521	22,033,586	21,804,107	—
MML NASDAQ-100® (a)	—	—	—	—	—	91,320	83,161	78,489	71,643	56,178
MML Oppenheimer Small Company Opportunities (a), (j)	—	—	—	—	—	—	—	—	471,518	478,989
MML Short-Duration Bond (g)	228,484	235,261	248,762	237,161	210,188	150,075	75,582	—	—	—
MML Small Cap Equity (a)	277,644	312,788	361,582	434,031	492,579	531,717	579,281	646,222	257,713	199,251
MML Small Cap Growth Equity (a)	2,976,657	3,495,587	3,824,344	4,527,017	6,089,754	6,797,317	6,870,016	7,791,591	8,608,226	8,443,613
MML Small Cap Index (a)	—	—	—	—	—	291,855	299,753	332,177	356,042	302,138
MML Small Company Value (k)	33,916	33,170	41,440	52,886	52,633	27,575	17,069	6,092	—	—
MML Small/Mid Cap Value (a)	3,703,744	4,501,500	4,906,373	5,974,579	7,528,787	9,006,896	8,799,807	10,293,105	11,729,905	11,533,321
MML Strategic Emerging Markets (e)	97,719	104,706	104,775	117,704	123,822	143,276	152,942	104,222	3,357	—
MML T. Rowe Price Growth Equity (a), (l)	—	—	—	—	—	—	—	—	90,571	32,809
MML Total Return Bond (f)	74,394	137,250	107,220	154,871	96,335	—	—	—	—	—
MML U.S. Government Money Market (c), (m)	1,428,731	1,426,963	1,820,581	2,184,889	2,321,982	844,401	648,047	828,141	878,733	—
Oppenheimer Capital Appreciation (a)	5,934,115	6,363,919	7,568,217	9,672,992	11,697,710	12,934,696	13,814,413	14,195,172	16,527,736	14,065,061
Oppenheimer Conservative Balanced (a), (n)	103,614	118,935	139,335	169,147	222,326	303,218	337,578	451,753	603,294	558,655
Oppenheimer Discovery Mid Cap Growth (a)	3,821,733	4,346,203	5,298,243	6,276,861	7,845,448	8,603,116	9,593,132	11,330,921	12,107,991	9,908,399
Oppenheimer Global (a)	4,118,598	4,457,147	5,284,085	6,034,294	7,072,893	7,971,874	8,263,613	8,926,108	9,983,642	9,472,910
Oppenheimer Global Multi-Alternatives (h)	6,518	4,384	3,941	—	—	—	—	—	—	—
Oppenheimer Global Strategic Income (a)	7,720,012	8,859,056	10,081,857	11,628,915	11,590,069	12,165,887	13,735,209	14,473,427	14,564,970	15,895,531
Oppenheimer Government Money (a), (p), (r)	164,103	222,565	237,754	361,779	499,918	669,643	732,105	1,150,051	1,934,547	984,642
Oppenheimer High Income (a), (n), (o)	—	—	—	—	—	638,297	751,221	990,880	1,085,013	1,046,198
Oppenheimer International Growth (a)	618,561	708,345	826,707	883,695	961,214	1,150,118	1,235,236	1,297,161	1,383,911	1,046,869
Oppenheimer Main Street (a)	147,606	169,166	190,531	246,667	278,260	319,789	330,296	342,730	376,016	420,919
PIMCO CommodityRealReturn® Strategy (i)	399,495	435,601	476,374	524,236	518,826	565,726	603,889	625,411	715,689	156,830
VY® Clarion Global Real Estate (i)	205,401	238,123	253,340	297,993	285,449	321,004	340,882	356,596	343,037	307,989

Accumulation Unit Values 2008 Version (for contracts applied for on or after 9/8/2008, subject to state availability)

Sub-Account	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Value at Inception Date
Fidelity® VIP Contrafund®	$25.27	$23.73	$23.90	$21.66	$16.73	$14.57	$15.16	$13.12	$9.79	$14.04	(e)
Invesco V.I. Diversified Dividend	10.34	9.13	9.07	8.15	6.31	5.39	5.58	5.12	4.07	7.75	(e)
Invesco V.I. Global Health Care	22.23	25.46	25.03	21.21	15.31	12.84	12.52	12.06	9.58	12.64	(e)
Invesco V.I. Technology	21.26	21.72	20.62	18.82	15.26	13.90	14.85	12.41	7.99	11.95	(e)
Ivy VIP Asset Strategy	10.60	11.01	12.15	12.97	10.49	—	—	—	—	10.00	(b)
MML Aggressive Allocation	15.59	14.57	14.89	14.26	11.35	9.95	10.28	8.97	6.79	9.63	(e)
MML Asset Allocation	—	—	—	—	—	11.52	11.48	10.33	8.97	11.48	(e)
MML Balanced Allocation	14.18	13.56	13.80	13.28	11.76	10.61	10.57	9.51	7.81	9.77	(e)
MML Blend	20.71	19.19	19.45	17.77	14.98	13.48	13.05	11.76	9.89	12.03	(e)
MML Blue Chip Growth	24.90	25.02	22.85	21.23	15.23	13.06	13.07	11.41	8.13	12.10	(e)
MML China (d)	—	—	—	14.97	13.61	10.99	13.75	13.32	7.92	10.00	(e)
MML Concentrated Growth	—	—	—	—	—	9.65	9.86	8.76	6.24	11.09	(e)
MML Conservative Allocation	14.02	13.44	13.68	13.20	12.03	10.94	10.82	9.81	8.21	9.85	(e)
MML Core Allocation	14.98	13.90	14.22	13.31	11.38	10.31	10.45	9.68	7.86	10.00	(e)
MML Emerging Growth	—	—	—	—	—	11.32	12.28	9.94	8.99	13.06	(e)
MML Enhanced Index Core Equity	—	—	—	—	—	12.01	11.88	10.55	8.62	12.00	(e)
MML Equity	19.53	17.59	18.47	16.79	12.78	11.16	11.76	10.39	8.06	11.80	(e)
MML Equity Income	20.41	17.43	18.98	17.90	13.98	12.08	12.34	10.88	8.83	12.34	(e)
MML Equity Index	21.66	19.71	19.80	17.73	13.64	11.98	11.94	10.58	8.50	11.89	(e)
MML Focused Equity	16.26	13.97	15.55	14.05	10.33	—	—	—	—	10.00	(f)
MML Foreign	14.36	14.36	15.21	16.55	13.91	11.85	13.33	12.90	10.12	13.67	(e)
MML Fundamental Growth	14.81	14.47	13.82	12.61	9.67	—	—	—	—	10.00	(f)
MML Fundamental Value	15.50	13.87	14.49	13.21	10.24	—	—	—	—	10.00	(f)
MML Global	16.52	15.56	16.00	15.63	12.36	10.13	10.74	9.66	7.42	10.84	(e)
MML Growth	18.20	16.89	16.05	15.04	11.74	10.12	10.74	9.20	6.70	10.00	(e)
MML Growth & Income	17.76	16.56	16.72	15.25	11.67	9.89	10.22	9.30	7.39	10.45	(e)
MML Growth Allocation	15.07	14.22	14.52	13.92	11.51	10.19	10.38	9.16	7.17	9.68	(e)
MML High Yield	15.59	13.56	13.91	13.97	12.78	11.09	10.61	—	—	10.00	(g)
MML Income & Growth	18.78	16.36	16.61	15.42	12.56	11.37	10.91	9.90	8.52	11.46	(e)
MML Inflation-Protected and Income	12.89	12.43	12.79	12.54	13.93	13.21	11.81	11.24	10.25	11.20	(e)
MML International	11.67	11.47	12.20	12.74	10.64	9.17	10.83	10.26	7.27	10.00	(e)
MML International Equity	9.16	8.58	9.15	—	—	—	—	—	—	10.00	(h)

Sub-Account	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Value at Inception Date
MML Large Cap Growth	$19.14	$19.46	$18.79	$17.40	$13.21	$11.58	$12.18	$10.40	$8.00	$11.11	(e)
MML Managed Bond	14.46	14.27	14.58	13.89	14.32	13.73	12.97	12.30	11.32	11.40	(e)
MML Managed Volatility	15.68	15.33	15.09	14.66	12.62	11.31	11.93	10.77	8.36	12.12	(e)
MML Mid Cap Growth	22.44	21.41	20.32	18.20	13.50	12.03	12.36	9.78	6.83	10.13	(e)
MML Mid Cap Value	28.69	23.62	24.28	21.12	16.42	14.27	14.55	12.31	9.56	12.69	(e)
MML Moderate Allocation	14.64	13.90	14.18	13.61	11.73	10.52	10.56	9.44	7.61	9.75	(e)
MML NASDAQ-100®	—	—	—	—	—	15.75	15.49	13.13	8.65	12.62	(e)
MML Oppenheimer Small Company Opportunities (j)	—	—	—	—	—	—	—	—	8.38	12.68	(e)
MML Short-Duration Bond	10.64	10.49	10.54	10.55	10.59	10.42	10.21	—	—	10.00	(g)
MML Small Cap Equity	23.91	20.51	22.04	19.93	14.33	12.27	12.72	10.46	7.77	11.74	(e)
MML Small Cap Growth Equity	26.24	23.60	25.22	24.15	16.49	14.75	15.78	13.09	9.59	13.72	(e)
MML Small Cap Index	—	—	—	—	—	14.53	14.66	11.83	9.61	13.77	(e)
MML Small Company Value	26.68	20.42	21.89	22.09	17.01	14.97	15.38	12.90	—	10.00	(k)
MML Small/Mid Cap Value	23.75	19.24	20.65	19.14	14.05	11.96	13.11	10.49	7.46	11.45	(e)
MML Strategic Emerging Markets	9.49	9.04	10.68	11.45	12.42	10.84	14.14	12.25	6.91	10.00	(e)
MML T. Rowe Price Growth Equity (l)	—	—	—	—	—	—	—	—	6.67	10.01	(e)
MML Total Return Bond	10.43	10.32	10.44	10.11	10.42	—	—	—	—	10.00	(f)
MML U.S. Government Money Market (m)	9.21	9.30	9.41	9.52	9.63	9.74	9.86	9.97	10.08	10.00	(c)
Oppenheimer Capital Appreciation	18.07	18.74	18.35	16.13	12.60	11.20	11.49	10.65	7.47	11.60	(e)
Oppenheimer Conservative Balanced (q)	12.95	12.48	12.55	11.76	10.54	9.51	9.58	8.60	7.16	11.39	(e)
Oppenheimer Discovery Mid Cap Growth	20.05	19.87	18.90	18.11	13.51	11.77	11.80	9.39	7.18	11.93	(e)
Oppenheimer Global	21.99	22.28	21.74	21.55	17.16	14.35	15.87	13.88	10.07	14.13	(e)
Oppenheimer Global Multi-Alternatives	9.65	9.43	9.93	—	—	—	—	—	—	10.00	(h)
Oppenheimer Global Strategic Income	15.66	14.91	15.46	15.26	15.50	13.85	13.92	12.27	10.48	12.30	(e)
Oppenheimer High Income (o), (q)	—	—	—	—	—	3.28	3.40	3.01	2.41	10.08	(e)
Oppenheimer International Growth	21.62	22.48	22.06	24.03	19.34	16.08	17.60	15.53	11.30	16.06	(e)
Oppenheimer Main Street	21.78	19.80	19.42	17.80	13.70	11.88	12.06	10.53	8.32	11.62	(e)
PIMCO CommodityRealReturn® Strategy	5.88	5.18	7.05	8.76	10.39	10.00	10.94	8.91	6.36	10.00	(i)
VY® Clarion Global Real Estate	14.07	14.15	14.49	12.88	12.56	10.11	10.80	9.42	7.14	10.00	(i)

Accumulation Units Outstanding 2008 Version

(for contracts applied for on or after 9/8/2008, subject to state availability)

Sub-Account	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Fidelity® VIP Contrafund® (e)	2,943,283	3,045,552	2,708,997	2,388,676	2,086,153	1,839,022	1,491,105	1,081,581	438,839
Invesco V.I. Diversified Dividend (e)	1,021,938	794,008	840,950	620,245	281,599	204,136	175,052	124,951	39,877
Invesco V.I. Global Health Care (e)	441,872	507,887	300,395	216,792	110,563	90,633	74,519	52,435	21,147
Invesco V.I. Technology (e)	236,280	262,995	153,300	103,688	80,392	54,281	36,660	21,385	3,914
Ivy VIP Asset Strategy (b)	484,146	600,866	418,158	193,311	4,138	—	—	—	—
MML Aggressive Allocation (e)	3,572,449	3,734,698	3,369,070	2,826,413	2,383,072	2,147,276	1,694,824	1,364,001	441,201
MML Asset Allocation (e)	—	—	—	—	—	444,117	418,731	297,395	86,494
MML Balanced Allocation (e)	22,109,410	23,313,747	22,919,422	21,860,396	19,496,687	17,228,514	15,412,801	11,712,795	4,425,534
MML Blend (e)	1,449,469	1,400,421	1,063,029	832,093	723,702	460,781	405,255	282,938	106,769
MML Blue Chip Growth (e)	1,112,029	1,089,349	875,823	653,300	578,686	435,423	376,011	293,609	121,324
MML China (d), (e)	—	—	—	120,648	114,877	116,894	88,567	42,549	15,536
MML Concentrated Growth (e)	—	—	—	—	—	139,873	123,306	89,099	39,905
MML Conservative Allocation (e)	17,125,152	17,305,983	16,790,346	16,571,745	16,628,600	14,559,385	11,830,839	9,961,880	2,943,866
MML Core Allocation (e)	42,577,938	41,370,826	33,969,348	28,531,284	25,507,789	23,645,355	20,997,303	15,402,150	5,655,443
MML Emerging Growth (e)	—	—	—	—	—	71,767	57,148	34,259	6,230
MML Enhanced Index Core Equity (e)	—	—	—	—	—	33,995	21,436	14,919	7,482
MML Equity (e)	2,877,412	2,865,694	2,194,722	1,782,033	1,446,283	1,217,291	709,353	368,388	146,434
MML Equity Income (e)	2,673,308	2,790,829	2,481,795	2,189,077	1,991,589	1,830,845	1,469,278	1,007,398	416,059
MML Equity Index (e)	1,577,342	1,548,471	1,266,043	944,771	562,334	411,672	212,535	70,004	31,402
MML Focused Equity (f)	221,442	238,030	184,529	102,887	13,213	—	—	—	—
MML Foreign (e)	481,816	510,378	490,542	340,148	324,008	296,198	290,085	231,155	93,806
MML Fundamental Growth (f)	150,486	119,801	72,999	28,303	7,870	—	—	—	—
MML Fundamental Value (f)	234,006	236,762	130,980	61,902	11,161	—	—	—	—
MML Global (e)	479,501	473,179	400,038	282,825	197,521	148,850	93,548	40,515	9,623
MML Growth (e)	5,073,541	5,214,306	4,678,665	4,104,008	3,629,019	3,049,437	2,142,734	1,294,747	458,604
MML Growth & Income (e)	793,463	806,763	799,589	789,963	703,468	670,045	969,757	918,985	74,853
MML Growth Allocation (e)	54,035,053	58,152,892	58,714,770	58,846,846	58,183,594	58,796,968	58,313,004	47,295,597	18,060,077
MML High Yield (g)	743,808	718,707	610,568	457,582	299,845	149,195	47,481	—	—
MML Income & Growth (e)	632,598	659,041	642,296	635,603	576,115	510,346	217,565	157,425	47,215
MML Inflation-Protected and Income (e)	2,331,059	2,482,252	2,588,633	2,608,859	2,615,097	2,026,275	1,834,617	1,277,613	344,013
MML International (e)	2,940,865	3,128,787	2,730,008	2,362,901	2,217,937	2,051,569	1,676,677	1,076,252	402,216
MML International Equity (h)	35,833	53,332	13,339	—	—	—	—	—	—
MML Large Cap Growth (e)	95,005	95,843	79,591	69,594	72,907	66,554	39,461	36,600	8,429

Sub-Account	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
MML Managed Bond (e)	12,818,282	12,799,567	10,771,208	8,926,829	6,524,276	4,640,453	3,171,695	1,568,375	430,569
MML Managed Volatility (e)	1,450,674	1,482,035	1,481,842	1,340,902	1,230,290	1,117,089	918,966	607,214	302,024
MML Mid Cap Growth (e)	2,100,464	2,151,434	1,879,999	1,642,300	1,432,867	1,280,243	954,117	630,011	296,878
MML Mid Cap Value (e)	974,387	967,559	861,105	789,975	728,086	653,333	465,907	348,185	146,736
MML Moderate Allocation (e)	101,904,110	107,936,630	97,643,862	83,476,554	68,907,992	56,083,674	44,131,994	30,792,202	11,674,767
MML NASDAQ-100® (e)	—	—	—	—	—	89,737	57,621	37,641	20,366
MML Oppenheimer Small Company Opportunities (e), (j)	—	—	—	—	—	—	—	—	16,163
MML Short-Duration Bond (g)	823,082	596,611	508,324	391,639	361,608	188,063	92,178	—	—
MML Small Cap Equity (e)	346,986	357,582	282,778	227,954	187,544	133,931	115,043	93,679	16,112
MML Small Cap Growth Equity (e)	361,940	367,992	291,207	252,385	273,420	271,467	220,515	149,850	57,995
MML Small Cap Index (e)	—	—	—	—	—	234,657	206,616	158,829	73,134
MML Small Company Value (k)	300,420	305,217	271,131	236,223	193,999	136,527	86,626	27,177	—
MML Small/Mid Cap Value (e)	547,352	571,275	527,016	485,314	456,073	434,367	365,827	259,975	126,381
MML Strategic Emerging Markets (e)	520,699	480,449	443,757	384,426	303,117	258,608	196,092	82,806	38,549
MML T. Rowe Price Growth Equity (e), (l)	—	—	—	—	—	—	—	—	32,202
MML Total Return Bond (f)	753,165	676,306	514,232	353,523	133,002	—	—	—	—
MML U.S. Government Money Market (c), (m)	1,869,510	2,025,268	1,453,362	1,451,071	1,286,478	679,373	309,709	288,102	37,098
Oppenheimer Capital Appreciation (e)	447,257	417,168	334,759	300,167	271,756	230,472	218,078	142,814	64,267
Oppenheimer Conservative Balanced (e), (q)	4,340	6,793	7,899	7,950	8,268	12,384	16,065	36,386	50,734
Oppenheimer Discovery Mid Cap Growth (e)	245,833	273,892	250,973	238,247	215,050	156,242	109,303	59,505	26,194
Oppenheimer Global (e)	1,527,316	1,524,765	1,320,267	1,107,545	956,146	835,402	588,179	364,976	188,067
Oppenheimer Global Multi-Alternatives (h)	80,695	72,116	50,333	—	—	—	—	—	—
Oppenheimer Global Strategic Income (e)	2,940,801	3,173,899	3,176,203	2,995,492	2,567,098	2,430,929	2,239,213	1,581,137	621,171
Oppenheimer High Income (e), (o), (q)	—	—	—	—	—	3,551	3,565	106,883	71,787
Oppenheimer International Growth (e)	728,367	778,990	761,651	643,102	569,093	549,985	457,341	326,886	153,031
Oppenheimer Main Street (e)	296,498	249,550	188,119	152,425	126,535	79,022	57,089	36,459	10,549
PIMCO CommodityRealReturn® Strategy (i)	867,757	831,157	774,631	638,101	519,266	420,462	318,473	259,404	114,182
VY® Clarion Global Real Estate (i)	550,306	598,138	567,032	490,234	442,289	331,044	277,935	169,619	95,818

Notes to Condensed Financial Information

(a)	Commencement of public offering was August 9, 2004.
(b)	Commencement of public offering was October 31, 2012.
(c)	Commencement of public offering was January 19, 2008.
(d)	Effective April 28, 2014, MML China merged into MML Foreign.
(e)	Commencement of public offering was September 8, 2008.
(f)	Commencement of public offering was May 1, 2012.
(g)	Commencement of public offering was May 1, 2010.
(h)	Commencement of public offering was May 1, 2014.
(i)	Commencement of public offering was May 1, 2006.
(j)	Effective May 1, 2009, MML Oppenheimer Small Company Opportunities was merged into MML Oppenheimer Small Cap Equity.
(k)	Commencement of public offering was May 1, 2009.
(l)	Effective May 1, 2009, MML T. Rowe Price Growth Equity was merged into MML T. Rowe Price Blue Chip Growth.
(m)	This sub-account was formerly known as MML Money Market.
(n)	Unavailable in Pre-2008 Version contracts issued on or after May 1, 2009. For Pre-2008 Version contracts issued prior to May 1, 2009, you may not allocate any new money to this sub-account via purchase payments or transfers.
(o)	Effective October 26, 2012, Oppenheimer High Income was merged into Oppenheimer Global Strategic Income.
(p)	This sub-account is unavailable in contracts issued on or after January 19, 2008.
(q)	Unavailable in 2008 Version contracts issued on or after May 1, 2009. For 2008 Version contracts issued prior to May 1, 2009, you may not allocate any new money to this sub-account via purchase payments or transfers.
(r)	This sub-account was formerly known as Oppenheimer Money.

Appendix B

Long-Term Guarantee Fixed Account Interest Rate Factor Adjustment Calculation

The Long-Term Guarantee Fixed Account interest rate factor is determined by the following formula:

(1 + a)(n/12)

(1 + b)(n/12)

a =	The initial index rate. The initial index rate is the rate in the Treasury Constant Maturity Series determined for the week prior to the week in which we issue your contract or the most recent renewal of a Long-Term Guarantee Fixed Account falls, for a maturity equal to the length of the current guarantee period.

b =	The current index rate plus 0.25%. The current index rate is the interest rate in the Treasury Constant Maturity Series determined for the week prior to the week of the withdrawal, for a maturity equal to the number of whole months between the day of the withdrawal and the last day of the guarantee period.

n =	The number of whole months left in the current guarantee period.

An interest rate factor adjustment for a partial withdrawal is calculated as follows:

(a + b) × (c-1)

c

a =	the partial withdrawal payment from the Long-Term Guarantee Fixed Account

b =	the contingent deferred sales charge for the partial withdrawal applicable to the Long-Term Guarantee Fixed Account

c =	the interest rate factor

An interest rate factor adjustment for a full withdrawal is calculated as follows:

a × (b-1)

a =	the contract fund value on the business day we receive the request for a full surrender in good order at our Service Center

b =	the interest rate factor

The contract fund value is equal to your net purchase payment applicable to the Long-Term Guarantee Fixed Account on the day we issue your contract. On any day after we issue your contract, the contract fund value is equal to:

(a × b)-c

a =	the previous day’s contract fund value

b =	the sum of one plus the daily interest rate equivalent of the guaranteed interest rate

c =	any contract fund value reduction made on that day

A negative interest rate factor adjustment will never result in a payment upon withdrawal that is lower than if the guaranteed rate of interest credited had been equal to the minimum guaranteed interest rate allowed in your state of issue.

Appendix C – Additional Features

Guaranteed Minimum Income Benefit (GMIB)

We no longer sell contracts offering the GMIB. If you applied for your contract before April 1, 2009 and you elected a GMIB feature, see the chart below to identify which GMIB feature(s) were available to you when we issued your contract.

GMIB 5

The GMIB 5 is no longer available.

GMIB 5 was available if you applied for your contract from 9/1/2007 to 3/31/2009 (subject to state availability).

Certain aspects of the GMIB 5 vary depending on when we issued your contract. See “GMIB 5 and GMIB 6 – 2008 and Pre-2008 Version.”

GMIB 6

The GMIB 6 is no longer available.

GMIB 6 was available if you applied for your contract from 9/1/2007 to 12/2/2008 (subject to state availability).

Certain aspects of the GMIB 6 vary depending on when we issued your contract. See “GMIB 5 and GMIB 6 – 2008 and Pre-2008 Version.”

Basic GMIB

The Basic GMIB is no longer available.

The Basic GMIB was available if you applied for your contract prior to 9/1/2007 (subject to state availability) or after 9/1/2007 in a state where GMIB 5 and GMIB 6 were unavailable.

Important GMIB Considerations

•	Withdrawals reduce the value of the GMIB. To understand the impact of withdrawals on the GMIB value see the following sections in this appendix: “GMIB 5 and GMIB 6 – Adjustment for Withdrawals” or “Basic GMIB – How is the GMIB Value Calculated?”
•	This feature may not be appropriate for all contract owners. You should understand the GMIB completely before you elect this feature.
•	The GMIB does not in any way guarantee the performance of any of the investment choices available under this contract.
•	For the GMIB 5 and GMIB 6, any purchase payments made after the second contract year will not increase the GMIB value, unless the GMIB value is reset.
•	For the Basic GMIB any purchase payments made after the second contract year will not increase the GMIB value.
•	Because the charge for the GMIB 5 and GMIB 6 is a percentage of the GMIB value, an increase in the GMIB value will result in an increase in the cost of the feature.
•	Consult a tax adviser before considering the GMIB in conjunction with a tax-qualified contract because IRS minimum distribution requirements may negatively impact the benefit.
•	Please consult with a qualified financial professional when you are evaluating the GMIB and all other aspects of the contract.

GMIB 5 and GMIB 6

(MassMutual Guaranteed Income Plus 5 and MassMutual Guaranteed Income Plus 6)

See sub-section “Cost of GMIB 5 and GMIB 6” for detail about charges for this feature.

The GMIB 5 and GMIB 6 are no longer available. GMIB 5 was available if you applied for your contract from September 1, 2007 to March 31, 2009 (subject to state availability). GMIB 6 was available if you applied for your contract from September 1, 2007 to December 2, 2008 (subject to state availability). Certain aspects of the GMIB 5 and GMIB 6 vary depending on when we issued your contract. See “GMIB 5 and GMIB 6 – 2008 and Pre-2008 Version.”

What are GMIB 5 and GMIB 6?  GMIB 5 and GMIB 6 are features you may have elected when we issued your contract. Each sets a minimum floor for a future amount that you may apply to an annuity option. We call that amount the GMIB value.

Examples.  For examples of how the benefit may work see “Appendix F – MassMutual Guaranteed Income Plus 5 Examples – 2008 Version.”

2008 and Pre-2008 Versions.  This prospectus describes two versions of the Transitions Select contract: the 2008 Version (applied for on or after 9/8/2008, subject to state availability); and the Pre-2008 Version (applied for prior to 9/8/2008 or in states where the 2008 Version was unavailable). In this section we will note when there are differences between the 2008 Version of GMIB 5 and GMIB 6 and the Pre-2008 Version.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Benefit Waiting Period.  You are not eligible to apply your GMIB value to an annuity option until after your benefit waiting period. The benefit waiting period equals ten contract years, so you become eligible to apply your GMIB value to an annuity option:

•	on your tenth contract anniversary; or
•	if your GMIB value is reset, on the tenth contract anniversary following the most recent reset.

Your first contract anniversary is one year from the date we issued your contract.

For additional eligibility requirements see “GMIB 5 and GMIB 6 – Eligibility for the GMIB Value.”

How is the GMIB Value Calculated?  When we issue your contract, your GMIB value will equal your initial purchase payment increased by a compound annual interest rate of 5% for GMIB 5 or 6% for GMIB 6.

Additional purchase payments made within the first two contract years are added to the GMIB value, increased on a pro-rated basis from the date of receipt until the end of that contract year by an annual interest rate of 5% for GMIB 5 or 6% for GMIB 6. If you make a withdrawal, we reduce your GMIB value by an adjustment for withdrawals.

On each contract anniversary we will increase your GMIB value by an annual interest rate of 5% for GMIB 5 or 6% for GMIB 6 and continue to make any adjustment for withdrawals. If your GMIB value is reset, we recalculate your GMIB value as described in “GMIB 5 and GMIB 6 – What Happens On A Reset Date?” If your GMIB value is reset, then on that date we will use the new GMIB value when calculating the 5% or 6% increase. Contract anniversary values are that day’s values as of the close of the NYSE.

Discontinuation of Crediting of Annual Interest to the GMIB Value.  Crediting of the annual interest rate to the GMIB value for the GMIB 5 and GMIB 6 will only be discontinued:

•	on the contract anniversary following the annuitant attaining age 90 (for the 2008 Version) or 85 (for the pre-2008 Version);
•	if the contract value is fully annuitized;
•	if the GMIB value is fully annuitized;
•	if the GMIB 5 or GMIB 6 is terminated; or
•	if the contract is terminated.

(The term “fully annuitized” means “fully applied to an annuity option.”)

Adjustment for Withdrawals.  If you make a withdrawal, we recalculate the GMIB value by making an adjustment for withdrawals. There are two types of adjustments for withdrawals:

Dollar For Dollar Adjustment.  During each contract year, we will lower your GMIB value for each dollar that you withdraw up to and equal to the current contract year interest credited on your GMIB value.

Pro-Rata Adjustment.  During each contract year, for any amount you withdraw that exceeds the current contract year interest credited on your GMIB value, the GMIB value will be further reduced by a pro-rata adjustment. Such a withdrawal will negatively impact your GMIB value. We use the percentage of contract value withdrawn to lower the GMIB value by the same percentage. This may result in a larger reduction in the GMIB value than the actual dollar amount of the withdrawal.

The following is an example of a pro-rata adjustment to the GMIB value:

The values shown are based on the following assumptions:

•	the owner is age 60 when we issue the contract;
•	the annuitant and the owner are the same person;
•	the initial purchase payment is equal to $100,000; and
•	there is a hypothetical rate of return such that the contract value in contract year 5 prior to the withdrawal is equal to $127,322

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit
1	61	$100,000	$0	$104,916	$105,000	$0
2	62		0	110,074	110,250	0
3	63		0	115,485	115,763	0
4	64		0	121,161	121,551	0
5	65		12,000	115,322	115,613	0
6	66		0	120,791	121,394	0

The example shows the following:

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	Each contract year the GMIB value is increased by 5%.
•	A withdrawal of $12,000 is taken in contract year 5. Because this withdrawal is greater than the interest credited to the GMIB value during the current contract year, the GMIB value is:

1)	reduced dollar for dollar up to the interest credited during the current contract year; and
2)	reduced in direct proportion to the contract value reduction for the amount of the withdrawal greater than the GMIB interest credited during the current contract year.

•	The GMIB interest credited during contract year 5 is equal to $6,077.
•	The withdrawal amount is equal to $12,000.
•	The excess withdrawal amount is equal to $5,923 ($12,000 – $6,077).
•	The contract value prior to the excess withdrawal is equal to $121,245 ($127,322 – $6,077).
•	The contract value after the excess withdrawal is equal to $115,322 ($121,245 – $5,923).
•	The GMIB value prior to the withdrawal is equal to $127,628.
•	The GMIB value prior to the excess withdrawal is equal to $121,551 ($127,628 – $6,077).
•	The GMIB value after the excess withdrawal = the GMIB value prior to the excess withdrawal – ((excess withdrawal / contract value prior to the excess withdrawal) x (the GMIB value prior to the excess withdrawal)).
•	The GMIB value = $121,551 – (($5,923 / $121,245) x ($121,551))

                                                 = $121,551 – $5,938 = $115,613.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the GMIB value.

Withdrawals may be subject to a contingent deferred sales charge.

The Reset Date for the 2008 Version  (for contracts applied for on or after 9/8/2008, subject to state availability). For the 2008 Version a reset date will automatically occur on your first contract anniversary and each subsequent contract anniversary, unless you request otherwise in writing. Your written request must be received in good order at our Service Center prior to the close of the NYSE on the business day before your contract anniversary for the request to be effective on that anniversary. Once the annuitant is over age 80 the reset option is no longer available so there are no longer reset dates.

The Reset Date for the Pre-2008 Version  (for contracts applied for prior to 9/8/2008 or in states where the 2008 Version was unavailable). For the Pre-2008 Version we will not schedule an initial reset date until you request one. Once you request an initial reset date we will automatically schedule future reset dates for each subsequent contract anniversary unless you request otherwise in writing. Reset dates may occur on your second contract anniversary and any subsequent contract anniversary. To request a reset or to cancel a reset a written request must be received in good order at our Service Center prior to the close of the NYSE on the business day before your contract anniversary for the request to be effective on that anniversary. Once the annuitant is over age 75 the reset option is no longer available so there are no longer reset dates.

What Happens on a Reset Date?  As of the close of the NYSE on the business day prior to the reset date, we will compare your GMIB value to your contract value.

1)	If at the close of the NYSE on the business day just prior to the reset date your contract value exceeds the GMIB value, then we will reset your GMIB value by increasing it to equal that contract value. The increase will occur on the reset date. Additionally, the following will occur:

a)	On the reset date you will begin a new ten year benefit waiting period.
b)	On the reset date we will use the new GMIB value to calculate the 5% or 6% increase.

You may not apply the GMIB value to an annuity option until on or after the tenth contract anniversary following the most recent reset.

2)	If at the close of the NYSE on the business day just prior to the reset date your contract value is less than the GMIB value, the following will occur:

a)	Your GMIB value will not be reset.

b)	The current benefit waiting period will remain in place.

Reset Examples

Example 1

Assuming:

•	You elect GMIB 5.

•	A reset is scheduled for your contract anniversary.

•	On the close of the business day just prior to your contract anniversary your contract value is $120,000 and your GMIB value is $110,250.

Then:

•	Since your contract value is higher than your GMIB value we reset your GMIB value to equal $120,000.

•	Your benefit waiting period is extended to equal ten years from this contract anniversary.

•	On this contract anniversary $6,000 is the interest credited on your GMIB value for the contract year ($120,000 x 5% for GMIB 5 = $6,000).

•	During the contract year: a) you may withdraw up to $6,000 and we will make a dollar for dollar adjustment for withdrawals to your GMIB value; b) for any withdrawal amount that exceeds $6,000 during the contract year we will make a pro-rata adjustment for withdrawals to your GMIB value.

Example 2

Assuming:

•	You elect GMIB 5.

•	A reset is scheduled for your contract anniversary.

•	On the close of the business day just prior to your contract anniversary your contract value is $90,000 and your GMIB value is $110,250.

Then:

•	Since your contract value is less than your GMIB value we do not reset your GMIB value to equal your contract value. So your GMIB value remains at $110,250.

•	Your benefit waiting period is unchanged.

•	On this contract anniversary $5,513 is the interest credited on your GMIB value for the contract year ($110,250 x 5% for GMIB 5 = $5,513).

•	During the contract year: a) you may withdraw up to $5,513 and we will make a dollar for dollar adjustment for withdrawals to your GMIB value; b) for any withdrawal amount that exceeds $5,513 during the contract year we will make a pro-rata adjustment for withdrawals to your GMIB value.

For additional examples see “Appendix F – MassMutual Guaranteed Income Plus 5 Examples – 2008 Version.”

Eligibility for the GMIB Value.  You will be eligible to apply all of the GMIB value to an annuity option or a minimum of $10,000 of the GMIB value to an annuity option if:

1)	you elected GMIB 5 or GMIB 6 at time of contract issue and you do not cancel the feature;
2)	you participated in an approved Asset Allocation Program at the time of contract issue and until your contract enters the income phase (see “Transfers and Transfer Programs – Asset Allocation Programs”);

3)	your annuity start date is on the tenth or a subsequent contract anniversary or, if your GMIB value was reset, your annuity start date is on the tenth or a subsequent contract anniversary after the last reset (except as described under item 7);
4)	the annuitant is at least age 60 (except as described under item 7);
5)	the annuitant is not older than age 90 (for the 2008 Version) or not older than age 85 (for the Pre-2008 Version); and
6)	you elect an annuity option available for use with the GMIB value. Available options are as follows:

a)	For the 2008 Version you may elect fixed annuity payments. You may not elect a period certain only annuity option. You may apply all or a minimum of $10,000 of the GMIB value to a lifetime annuity option or a lifetime annuity option with period certain within the following guidelines: If your lifetime annuity option includes a period certain, the period certain cannot be greater than 20 years if the annuitant is age 80 or under; ten years if the annuitant is at or between age 81 and 90; and for contracts issued in New York: 15 years if the annuitant is age 65 or under; ten years if the annuitant is at or between age 66 and 75; and five years if the annuitant is at or between age 76 and 90.
b)	For the Pre-2008 Version, you may elect fixed and/or variable payments. You may apply all or a minimum of $10,000 of the GMIB value to any of our available annuity options, however, if you elect an annuity option with a period certain only, it must be for a period certain of 20 or more years.

Additionally:

7) a)	For the 2008 Version, if your contract value is equal to zero, you will be eligible to apply all of the GMIB value to an annuity option if you meet the requirements of items 1, 2 and 6(a) and the annuitant is age 90 or younger. In some cases, your contract value and your GMIB value may both equal zero. In this case, there is no value to apply to an annuity option.
b)	For the Pre-2008 Version, if your contract value is equal to zero, you will be eligible to apply all of the GMIB value to an annuity option if you meet the requirements of items 1, 2 and 6(b) and the annuitant is age 85 or younger. In some cases, your contract value and your GMIB value may both equal zero. In this case, there is no value to apply to an annuity option.

Fixed Annuity Payment Amounts and the GMIB.  When you enter the income phase, we calculate fixed annuity payments using the values which provide the most favorable annuity payment, either:

1)	the GMIB value and the fixed guaranteed payout rates in your contract;
2)	your contract value and the fixed guaranteed payout rates in your contract; or
3)	your contract value and our single premium immediate annuity rates available on the date we calculate your annuity payments.

Variable Annuity Payment Amounts and the GMIB.  For the Pre-2008 Version you may elect fixed and/or variable annuity payments. For the 2008 Version you may not elect variable payments. We calculate the initial variable annuity payment using the values which provide the most favorable annuity payment, either:

1)	the GMIB value and the fixed guaranteed payout rates in your contract; or
2)	your contract value and the variable guaranteed payout rates.

Future variable payments will depend on the performance of the funds you select. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuitant Age and Termination of GMIB 5 and GMIB 6.  For the 2008 Version, you may apply your GMIB value to an annuity option until the contract anniversary following the annuitant attaining age 90. After that date, you may no longer apply the GMIB value to an annuity option and the GMIB feature is terminated. If you have not applied your GMIB value to an annuity option as of the contract anniversary following the annuitant attaining age 90, we will increase your contract value to equal 60% of the GMIB value if your contract value is less than 60% of the GMIB value on that date. If your contract value is greater than 60% of the GMIB value, we will make no adjustment.

For the Pre-2008 Version, you may apply your GMIB value to an annuity option until the contract anniversary following the annuitant attaining age 85. After that date, you may no longer apply the GMIB value to an annuity option and the GMIB feature is terminated.

Allocation Restrictions.  If you elect GMIB 5 or GMIB 6, you must participate in an approved Asset Allocation Program. See “Transfers and Transfer Programs – Asset Allocation Programs.”

If you elect GMIB 5 or GMIB 6, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to the fixed accounts.

Additional Restrictions.  You may only elect one GMIB feature. If you elect GMIB 5 or GMIB 6, you may not elect a Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Withdrawal Benefit.

Cost of GMIB 5 and GMIB 6.  If you elect GMIB 5 or GMIB 6, we will deduct a charge from your contract value in the funds. The charge for the 2008 Version and Pre-2008 Version GMIB 5 is equal, on an annual basis, to 0.65% of the current GMIB value. The charge for the 2008 Version and Pre-2008 Version GMIB 6 is equal, on an annual basis, to 0.80% of the current GMIB value. We may increase the charge for these features at any time while you own the contract, but the charge for each feature will never exceed 1.50%. We will deduct the charge for GMIB 5 or GMIB 6 quarterly in arrears while the feature remains in effect, commencing on the first quarter of your first contract year. Should you apply your full contract value to an annuity option, cancel this feature or fully surrender your contract, the final charge for this feature will occur on the immediately preceding contract year quarter.

How to Elect GMIB 5 or GMIB 6.  To elect GMIB 5 or GMIB 6:

•	the annuitant must not be older than age 80 at time of contract issue (for the 2008 Version) or the annuitant must not be older than age 75 at time of contract issue (for the Pre-2008 Version);
•	you must elect the feature at the time we issue your contract;
•	you must allocate 100% of your purchase payment to an approved Asset Allocation Program (see “Transfers and Transfer Programs – Asset Allocation Programs”).

The GMIB 5 and GMIB 6 are not available in contracts we currently issue.

Canceling GMIB 5 or GMIB 6.  You can cancel GMIB 5 or GMIB 6. We will terminate your selection of GMIB 5 or GMIB 6 and the associated charge on the business day we receive our form in good order at our Service Center. Once the feature is terminated, it cannot be reinstated.

Withdrawal Benefit for Annuity Options for the Pre-2008 Version.  If you elect GMIB 5 or GMIB 6 and later apply all or a portion of your GMIB value to generate variable payments from an annuity option with a period certain, you may withdraw a portion or all of the commuted value of any remaining period certain payments. Partial withdrawals are limited to one per contract year and must be a minimum amount of $5,000. The remaining annuity payments after a partial withdrawal must be at least $100. Any request for a withdrawal will be taken proportionately from the funds that you are invested in as of the date of the withdrawal. Once a withdrawal is made, the remaining period certain annuity payments will be reduced proportionally. Withdrawals will not affect annuity payments that are to be made after the period certain is over, if any.

Basic GMIB

If you elected the Guaranteed Minimum Income Benefit and you applied for your contract prior to September 1, 2007 or in a state where GMIB 5 and GMIB 6 were not available when we issued your contract, then your Guaranteed Minimum Income Benefit feature is the Basic GMIB. We no longer sell contracts offering the Basic GMIB.

Current Charge:     0.60%

Maximum Charge: 1.25%

We may increase the current charge at any time while you own the contract, but it will never exceed the maximum charge.

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

What is the Basic GMIB?  The Basic GMIB is a feature you can elect when we issue your contract. It sets a minimum floor for a future amount that you may apply to an annuity option. We call that amount the GMIB value.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

How is the GMIB Value Calculated?  The GMIB value will equal:

a)	your total purchase payments to your contract as of the end of your 2nd contract year; where
b)	on a daily basis each purchase payment is increased by a compounded annual rate of 5% starting from the date each is credited to your contract value until the maximum GMIB value is reached or you begin the income phase;
c)	reduced by an adjustment for any withdrawals.

The adjustment for withdrawals is calculated as follows:

i)	the withdrawal amount, including any applicable charges;
ii)	divided by your contract value immediately prior to the withdrawal; with the result
iii)	multiplied by the most recently calculated GMIB value.

The GMIB value may be reduced by more than the actual dollar amount of the withdrawal.

The contract rider describing this Basic GMIB refers to the GMIB Value as the Guaranteed Annuitization Value or the Guaranteed Minimum Income Benefit.

The maximum GMIB value is 200% of the purchase payments made to your contract value in the first two contract years, adjusted for withdrawals. The GMIB value will never be greater than the maximum GMIB value. When the annuitant reaches age 80, the GMIB value will no longer increase.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the GMIB value.

Eligibility for the GMIB Value.  You will be eligible to apply all or a portion of the GMIB value to an annuity option if:

1)	you elected the Basic GMIB at time of contract issue and you do not cancel the feature;
2)	you participated in an approved Asset Allocation Program at the time of contract issue and until your contract enters the income phase (see “Transfers and Transfer Programs – Asset Allocation Programs”);
3)	your contract is beyond its 7th contract year (we measure a contract year from the anniversary of the day we issued your contract);
4)	the annuitant reaches age 60; and
5)	you elect to receive fixed annuity payments through a life contingent annuity option (currently Annuity Options A, B, C and D).

Allocation Restrictions.  If you elect the Basic GMIB, you must participate in an approved Asset Allocation Program. See “Transfers and Transfer Programs – Asset Allocation Programs.”

If you elect the Basic GMIB, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to the fixed accounts.

Additional Restrictions.  If you elect the Basic GMIB, you may not elect a Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Withdrawal Benefit.

Cost of the Basic GMIB.  If you elect the Basic GMIB, we will deduct an additional charge of 0.60% while the feature is in effect. We may increase this charge at any time while you own the contract, but the charge will never exceed 1.25%. We will no longer make this deduction once you apply your full contract value to an annuity option or cancel the Basic GMIB. If you elect to discontinue the Basic GMIB and its associated benefit, the charge will be discontinued when we receive your request in good order, and we will apply a proportionate credit of the remaining prepaid charge to your contract value.

How to Elect the Basic GMIB.  To elect the Basic GMIB:

•	the annuitant must be under age 80 at time of contract issue;
•	you must elect the feature at the time we issue your contract;
•	you must allocate 100% of your purchase payment to an approved Asset Allocation Program (see “Transfers and Transfer Programs – Asset Allocation Programs”).

The Basic GMIB is not available in contracts we currently issue.

Canceling the Basic GMIB.  We will terminate your selection of this feature on the business day we receive our form in good order at our Service Center. We will apply a proportionate credit of the remaining prepaid charge to your contract value. Once the Basic GMIB is terminated, it cannot be reinstated.

Annuity Payments and the GMIB.  When you enter the income phase, we calculate your annuity payments using the values which provide the most favorable annuity payment, either:

1)	the GMIB value and the guaranteed payout rates in your contract;
2)	your contract value and the guaranteed payout rates in your contract; or
3)	your contract value and our single premium immediate annuity rates available on the date we calculate your annuity payments.

Guaranteed Minimum Withdrawal Benefit (GMWB) MassMutual Lifetime Payment Plus

The GMWB is not available in contracts we currently issue.

See sub-section “Cost of MassMutual Lifetime Payment Plus” for detail about charges for this feature.

Changes to an owner (or an annuitant, if the owner is a non-natural person) may terminate MassMutual Lifetime Payment Plus. Changes to the beneficiary may reduce the value of the benefit.

What is MassMutual Lifetime Payment Plus?  MassMutual Lifetime Payment Plus is designed as a guaranteed minimum lifetime withdrawal benefit. If you elect MassMutual Lifetime Payment Plus, we will permit you to receive a specified withdrawal amount annually for life, even if your contract value is zero and subject to the terms and conditions described in this section. There are two versions of this feature: Single Life and Joint Life.

Examples.  For examples of how the benefit may work see “Appendix D – Guaranteed Minimum Withdrawal Benefit Examples.”

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

How to Elect MassMutual Lifetime Payment Plus.  To elect MassMutual Lifetime Payment Plus:

a)	elect MassMutual Lifetime Payment Plus at time of contract issue;*
b)	participate in an asset allocation program (see “Transfers and Transfer Programs – Asset Allocation Programs”); and
c)	designate the covered person(s).

The GMWB is not available in contracts we currently issue.

Canceling MassMutual Lifetime Payment Plus.  You can cancel MassMutual Lifetime Payment Plus. We will terminate your election of this feature on the business day we receive our form in good order at our Service Center. The final charge for this feature will occur on the contract year quarter immediately preceding termination. Once the feature is terminated, it cannot be reinstated.

Covered Person(s).  The covered person is generally you, the contract owner. You will designate the covered person(s) when you complete your application for the contract. You will designate one covered person if you elect the Single Life version of MassMutual Lifetime Payment Plus and two covered persons if you elect the Joint Life version. The younger covered person must be under age 81 at the time we issue your contract. Once we issue the contract, you cannot change the designated covered person(s).

The covered persons are significant because:

•	we offer a guaranteed lifetime withdrawal amount for the life of the covered persons, subject to the terms and conditions described in this section; and
•	on the later of your contract issue date or when the younger covered person attains age 60, the benefit base which we use to determine your guaranteed lifetime withdrawal amount will no longer be reduced by withdrawals unless you withdraw more than the guaranteed lifetime withdrawal amount during a contract year.

For purposes of determining benefits under this feature, we will always use the younger covered person’s age, even if the older covered person becomes the only surviving covered person.

You will designate the covered person based on the restrictions noted here:

MassMutual Lifetime Payment Plus – Single Life. If you elect single life, you will designate one covered person.

•	If an individually owned contract, the covered person must be the contract owner.
•	If the owner is a non-natural person, the covered person must be the annuitant.
•	If there are joint contract owners, the covered person is the contract owner you designate as the covered person when you complete your application for the contract.
•	If there are joint contract owners, they must be spouses and the only primary beneficiaries.

MassMutual Lifetime Payment Plus – Joint Life. If you elect joint life, you will designate two covered persons.

*	See “Payment of the Contract’s Death Benefit and MassMutual Lifetime Payment Plus” for rules regarding a spouse’s right to re-elect this feature upon death of the owner.

A joint life option can only be elected if your contract is a non-qualified contract or an Individual Retirement Annuity, including a traditional, SEP, Simple, or Roth, excluding Custodial IRAs.

•	If an individually owned contract, the covered person must be the contract owner. The second covered person must be the spouse of the contract owner and the sole primary beneficiary.
•	If the owner is a non-natural person, the covered person must be the annuitant. The second covered person must be the spouse of the annuitant and the sole primary beneficiary.
•	If there are joint contract owners, the covered persons must be spouses, joint contract owners and the only primary beneficiaries.

Some of the benefits of this feature may be unrealized if you elect joint life and there is a subsequent divorce between the covered persons.

The Benefit Base: What We Use to Determine the Guaranteed Withdrawal Amounts.  The MassMutual Lifetime Payment Plus benefit base is one of the variables we use when determining how much is available for you to withdraw each contract year. The initial benefit base is your contract value on the date we issue your contract.

The benefit base may increase as a result of:

1)	additional purchase payments;
2)	credits;
3)	an annual ratchet; or
4)	an enhancement to the benefit base.

The benefit base may decrease as a result of withdrawals. The benefit base cannot be withdrawn in a lump sum.

The Maximum Benefit Base.  The benefit base will never exceed the maximum benefit base we allow which is $5,000,000.

The Guaranteed Lifetime Withdrawal Date.  The Guaranteed Lifetime Withdrawal Date is the later of your contract issue date or the date the younger covered person attains age 60. This is the date on which we guarantee the benefit base for life.

On or After the Guaranteed Lifetime Withdrawal Date

The Guaranteed Lifetime Withdrawal Amount.  On or after the Guaranteed Lifetime Withdrawal Date, the Guaranteed Lifetime Withdrawal Amount is the annual amount, up to a maximum withdrawal equal to 5% of the benefit base, we guarantee is available for withdrawals each contract year during the life of the covered person(s). After the Guaranteed Lifetime Withdrawal Date, each time the benefit base is changed the Guaranteed Lifetime Withdrawal Amount will equal 5% of the new benefit base.

Impact of Withdrawals on the Benefit Base.  Beginning on the Guaranteed Lifetime Withdrawal Date, the benefit base will not reduce if total withdrawals during a contract year are less than or equal to the Guaranteed Lifetime Withdrawal Amount.

If a withdrawal causes total withdrawals during a contract year to exceed the Guaranteed Lifetime Withdrawal Amount, or if total withdrawals during a contract year already exceeded the Guaranteed Lifetime Withdrawal Amount, then the benefit base will equal the lesser of:

1)	your contract value immediately after the withdrawal; or
2)	the benefit base immediately prior to the withdrawal, minus the amount of the excess withdrawal.

The Guaranteed Lifetime Withdrawal Amount will then equal 5% of the new benefit base.

However, the benefit base will not be reduced if all withdrawals during the contract year are for required minimum distributions we calculate under an automatic distribution program, even if such distributions exceed the Guaranteed Lifetime Withdrawal Amount available in a contract year. We define required minimum distributions as any distribution that we must distribute to you or a plan participant pursuant to IRC Sections 401(a)(9), 403(b)(10), 408(b)(3) or 408A(c). Required minimum distributions are generally required to begin by April 1st of the year after a participant attains age 70 1⁄2, or for some qualified plans, the year of retirement, if later.

Before the Guaranteed Lifetime Withdrawal Date

The Guaranteed Withdrawal Amount.  The only time we issue a contract before the Guaranteed Lifetime Withdrawal Date is if we issue a contract before the youngest covered person has attained age 60. Prior to the Guaranteed Lifetime Withdrawal Date, the Guaranteed Withdrawal Amount is the annual amount up to a maximum percentage that we guarantee is available for withdrawals each contract year prior to the Guaranteed Lifetime Withdrawal Date. On the date we issue your contract, the Guaranteed Withdrawal Amount is equal to 5% of your initial purchase payment to the contract.

After your contract issue date and before the Guaranteed Lifetime Withdrawal Date, the Guaranteed Withdrawal Amount can increase if an annual ratchet, credit or purchase payment would result in a higher Guaranteed Withdrawal Amount than the current Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will decrease only if you make a withdrawal in excess of the Guaranteed Withdrawal Amount or the benefit base reduces to zero.

Impact of Withdrawals on the Benefit Base. Prior to the Guaranteed Lifetime Withdrawal Date, any withdrawal reduces the benefit base. If the withdrawal is less than or equal to the Guaranteed Withdrawal Amount, the withdrawal will reduce the benefit base on a dollar-for-dollar basis. If the withdrawal is greater than the Guaranteed Withdrawal Amount, the benefit base will equal the lesser of:

1)	your contract value immediately after the withdrawal; or
2)	the benefit base immediately prior to the withdrawal, minus the amount of the withdrawal.

Additional Purchase Payments and the Benefit Base.  Each time an additional purchase payment is received prior to the Guaranteed Lifetime Withdrawal Date, the benefit base will increase by the amount of that additional purchase payment.

After the Guaranteed Lifetime Withdrawal Date, an increase to the benefit base due to an additional purchase payment is determined as follows:

1)	If there have been no additional purchase payments or annual ratchets since the Guaranteed Lifetime Withdrawal Date, then all withdrawals since the Guaranteed Lifetime Withdrawal Date will be deducted from the additional purchase payment. Any additional purchase payment amount remaining after that deduction will be added to the benefit base.
2)	If, since the Guaranteed Lifetime Withdrawal Date, the benefit base has been adjusted due to additional purchase payments or annual ratchets, then the cumulative purchase payments since the last adjustment will be reduced by withdrawals. The withdrawals and additional purchase payments that have not adjusted the benefit base are determined beginning with the later of (a) an increase in benefit base by an additional purchase payment; or (b) an annual ratchet. Any amount of the current additional purchase payment remaining after the reduction will be added to the benefit base.

We reserve the right to limit additional purchase payments when you have an election of MassMutual Lifetime Payment Plus. We may waive any such additional purchase payment limit in a uniform and nondiscriminatory manner upon prior written notice.

Any purchase payments received on or after the younger covered person attains age 81 will not increase the benefit base.

Credits to the Benefit Base.  Each year during the first ten contract years, if no withdrawals are taken during a particular contract year, then the benefit base will increase on the following contract anniversary.

If the benefit base has never been recalculated due to an annual ratchet or withdrawal, we will increase the benefit base by an amount equal to 6% of the sum of: your original benefit base value plus any purchase payments applied to the benefit base after we issued your contract.

If the benefit base was previously recalculated due to an annual ratchet or a withdrawal, then the benefit base will increase each year a withdrawal has not been taken by an amount equal to 6% of the sum of: the benefit base as of the last benefit base recalculation plus any purchase payments applied to the benefit base after such recalculation.

See “Additional Purchase Payments and the Benefit Base” for how we calculate the increase by purchase payments and “Before the Guaranteed Lifetime Withdrawal Date – Impact of Withdrawals on the Benefit Base” for how we calculate the decrease for withdrawals.

Annual Ratchet and the Benefit Base.  Before the younger covered person attains age 91, on each contract anniversary we will compare your contract value to your benefit base. If your contract value is greater than your benefit base, we will automatically ratchet up the benefit base to equal your contract value. During your first ten contract years, we will apply any credit to the benefit base before we make this comparison (see “Credits to the Benefit Base”). You may opt out of any annual ratchet by submitting a written request in good order to our Service Center within 30 calendar days prior to your contract anniversary.

Enhanced Benefit Base and Enhanced Benefit Base Date.  The benefit base will be enhanced to equal the greater of the benefit base or the enhanced benefit base amount if no withdrawals are taken prior to the enhanced benefit base date, which is the later of:

•	ten years from your contract issue date; or
•	when the younger covered person reaches age 70.

The enhanced benefit base amount equals:

a)	2 multiplied by any purchase payments applied to the benefit base during the 1st contract year; plus
b)	any purchase payments applied to the benefit base during or after the 2nd contract year and prior to the enhanced benefit base date.

Charges for Withdrawals.  If your total withdrawals in each contract year are equal to or less than the applicable Guaranteed Withdrawal Amount or Guaranteed Lifetime Withdrawal Amount, the withdrawal amounts will not be subject to any contingent deferred sales charge. If your total withdrawals in any contract year are greater than the applicable Guaranteed Withdrawal Amount or Guaranteed Lifetime Withdrawal Amount and the contingent deferred sales charge schedule is in effect, then the amount withdrawn in excess will be subject to a contingent deferred sales charge. See “Expenses – Contingent Deferred Sales Charge.”

Impact of Withdrawals on Contract Value.  Withdrawals will reduce your contract value by the amount of the withdrawal and any applicable contingent deferred sales charge.

Impact of Withdrawals on the Death Benefit.  If you elect MassMutual Lifetime Payment Plus, when you make withdrawals we will reduce the value of the death benefit as described in each death benefit calculation. See “Death Benefit – Basic Death Benefit” and “Additional Features – Annual Ratchet Death Benefit.”

The Settlement Phase.  Your contract enters the settlement phase if the benefit base is greater than zero, but your contract value falls below the minimum contract value we allow after a partial withdrawal. See “Withdrawals.”

During the settlement phase, we will make settlement payments, but all other rights and benefits under the contract, including death benefits, will terminate and we will not accept additional purchase payments. Additionally, we will no longer deduct the charge for MassMutual Lifetime Payment Plus. For tax reporting purposes we report settlement payments as annuity payments.

We determine the settlement payment amounts as follows:

1)	If on or after the Guaranteed Lifetime Withdrawal Date, your contract value falls below the minimum contract value we allow after a partial withdrawal, then we will commence to pay settlement payments each contract year in an amount equal to the Guaranteed Lifetime Withdrawal Amount. Settlement payments will end when there is no longer a surviving covered person.
2)	If prior to the Guaranteed Lifetime Withdrawal Date, your contract value falls below the minimum contract value we allow after a partial withdrawal, then we will commence to pay settlement payments each contract year in an amount equal to 5% of the benefit base at the time the contract enters the settlement phase. Settlement payments will end when there is no longer a surviving covered person.

We will pay settlement payments no less frequently than annually.

Choices upon the Latest Permissible Annuity Start Date.  Upon the latest permissible annuity start date you must choose to terminate the contract or your contract must enter the Income Phase. The latest permissible annuity start date is discussed in “The Income Phase – Annuity Payment Start Date.”

If you enter the Income Phase upon the latest permissible annuity start date:

1)	you may elect one of the available annuity options described in “The Income Phase” and apply your contract value to that annuity option; or
2)	you may elect to receive annuity payments each contract year in an amount equal to the Guaranteed Lifetime Withdrawal Amount and we will pay such annuity payments until there is no longer a surviving covered person.

Once annuity payments begin all other rights and benefits under the contract, including death benefits, will terminate and we will no longer accept additional purchase payments. We will also no longer deduct the charge for MassMutual Lifetime Payment Plus. For more information about annuity options see “The Income Phase.”

Payment of the Contract’s Death Benefit and MassMutual Lifetime Payment Plus.  If you have an election of MassMutual Lifetime Payment Plus and a death benefit is paid from the contract:

•	if the beneficiary takes the death benefit in a lump sum under the terms of the contract, MassMutual Lifetime Payment Plus will no longer be in effect;
•	if the beneficiary does not take the death benefit in a lump sum, then:

1)	If the deceased owner (or the annuitant, if the owner is a non-natural person) is the last surviving covered person, MassMutual Lifetime Payment Plus will no longer be in effect. If the beneficiary is the covered person’s spouse, he or she may continue the contract and apply for a new Guaranteed Minimum Withdrawal Benefit subject to availability and our then current rules and fees.
2)	If the deceased owner (or the annuitant, if the owner is a non-natural person) is not the last surviving covered person, MassMutual Lifetime Payment Plus will continue provided the covered person continues the contract pursuant to IRC Section 72(s)(3) or 401(a)(9).

Allocation Restrictions.  If you elect MassMutual Lifetime Payment Plus, you must participate in an approved Asset Allocation Program. See “Transfers and Transfer Programs – Asset Allocation Programs.” If you elect MassMutual Lifetime Payment Plus, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to the fixed accounts.

Additional Restrictions.  If you elect MassMutual Lifetime Payment Plus, you may not elect a Guaranteed Minimum Accumulation Benefit or a Guaranteed Minimum Income Benefit.

Termination of MassMutual Lifetime Payment Plus.  The MassMutual Lifetime Payment Plus feature will terminate upon the earlier of:

1)	the date a death benefit is payable and the beneficiary takes the death benefit as a lump sum under the terms of the contract;
2)	the date the full contract value is applied to an annuity option;
3)	the date your contract value and the benefit base both equal zero;
4)	the date there is no longer a surviving covered person;
5)	the business day we receive in good order at our Service Center your request (submitted on our form) to terminate the feature; or
6)	the date the contract is terminated.

If the MassMutual Lifetime Payment Plus feature is terminated, it cannot be re-elected.

Cost of MassMutual Lifetime Payment Plus.  If you elect MassMutual Lifetime Payment Plus, we will deduct a charge from your contract value in the funds. The charge is equal, on an annual basis, to a percentage of the benefit base as of the date the charge is deducted. We may increase this charge at any time while you own the contract, but the charge will never exceed 1.50%. We will deduct the charge quarterly in arrears while the feature remains in effect, commencing on the first quarter of your first contract year. Should you enter the settlement phase, apply your full contract value to an annuity option, cancel this feature or fully surrender your contract, the final charge for this feature will occur on the immediately preceding contract year quarter. Currently, the charge is as follows: MassMutual Lifetime Payment Plus – Single Life 0.60%; MassMutual Lifetime Payment Plus – Joint Life 0.85%.

Important GMWB Considerations.  This feature may not be appropriate for all contract owners. You should understand the GMWB completely before you elect this feature.

The GMWB does not in any way guarantee the performance of any of the investment choices available under this contract.

Postponing withdrawals may positively impact the benefit base as described in “Guaranteed Minimum Withdrawal Benefit MassMutual Lifetime Payment Plus – Credits to the Benefit Base” earlier in this section. However, if you postpone the taking of withdrawals, you may limit the value of this feature because your remaining life expectancy shortens as you age.

Excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by this feature. Excess withdrawals are those in excess of the Guaranteed Lifetime Withdrawal Amount or, if taken prior to the youngest covered person reaching age 60, excess withdrawals are those in excess of the Guaranteed Withdrawal Amount.

Because the charge for the GMWB is a percentage of the benefit base, an increase in the benefit base will result in an increase in the cost of the feature.

Please consult with a qualified financial professional when you are evaluating the GMWB and all other aspects of the contract.

Equalizer Benefit

The Equalizer Benefit is not available in contracts we currently issue.

Current Charge:	0.50%
Maximum Charge:	0.60%

We may increase the current charge at any time while you own the contract, but it will never exceed the maximum charge.

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

For an additional charge, at time of contract issue you can elect the equalizer benefit. The equalizer benefit provides a credit at the end of the following benefit periods:

•	the tenth contract year; and
•	every five year contract period thereafter.

You may only elect this additional feature at the time you apply for a contract. You may cancel this feature at any time. The cancellation will be effective on the contract anniversary following your request.

We will pay the equalizer benefit only until you or the oldest joint owner (or an annuitant, if the owner is a non-natural person) reaches age 80. You may not elect the equalizer benefit if you or the oldest joint owner (or an annuitant, if the owner is a non-natural person) is age 70 or older when we issue your contract.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Cost of the Equalizer Benefit.  If you elect the equalizer benefit, we deduct an additional charge of 0.50% while the feature is in effect. We may increase this charge at any time while you own the contract, but the charge will never exceed 0.60%. We will assess this charge while the benefit is in effect.

How is the Credit Calculated?  We base the credit on 10% of net earnings for each benefit period. The credit will never be less than zero. For the initial benefit period, we define earnings as the difference between your contract value and your purchase payments (less withdrawals) made during the benefit period.

For subsequent benefit periods after the tenth contract year, we define earnings as:

•	your contract value at the end of the benefit period;
•	minus your contract value at the end of the immediately preceding benefit period;
•	minus your purchase payments during the just ended benefit period;
•	plus withdrawals made during the just ended benefit period;
•	minus the equalizer benefit from the immediately preceding benefit period.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the equalizer benefit. We will not count benefits that are paid as earnings when we determine the earnings amount for the subsequent benefit period. If you terminate this benefit during a benefit period, we will not pay you any benefit for that benefit period.

We will limit individual payments of the benefit to 40% of the amount of your total purchase payments less any withdrawals.

Appendix D

Guaranteed Minimum Withdrawal Benefit Examples

Example 1~ Single Life – Setting Initial Values

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	initial purchase payment = $100,000
•	Guaranteed Lifetime Withdrawal Amount immediately applies as the covered person is age 60 on the contract issue date

Contract Year (beginning of year)	Age	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA [1]	Benefit Base
1	60	$100,000	$0	$100,000	$0	$5,000	$100,000

On the contract issue date, the initial values are set as follows:

•	Benefit base = initial purchase payment = $100,000.
•	Guaranteed Lifetime Withdrawal Amount = 5% of benefit base = $5,000.

Example 2 ~ Single Life – Credit

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	initial purchase payment = $100,000
•	Guaranteed Lifetime Withdrawal Amount immediately applies as the covered person is age 60 on the contract issue date

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA [2]	Benefit Base
1	60	$100,000	$0	$105,001	$6,000	$5,300	$106,000

•	At the end of the first contract year, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	Benefit base = initial benefit base plus credit = $106,000.
•	Guaranteed Lifetime Withdrawal Amount for contract year two = 5% of benefit base = $5,300.

Example 3 ~ Single Life – Withdrawal of Guaranteed Lifetime Withdrawal Amount

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	initial purchase payment = $100,000
•	Guaranteed Lifetime Withdrawal Amount immediately applies as the covered person is age 60 on the contract issue date

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA [2]	Benefit Base
1	60	$100,000	$0	$105,001	$6,000	$5,300	$106,000
2	61		0	110,245	6,000	5,600	112,000
3	62		0	115,748	6,000	5,900	118,000
4	63		0	121,522	6,000	6,200	124,000
5	64		6,200	121,384	0	6,200	124,000

1	Guaranteed Lifetime Withdrawal Amount
2	Guaranteed Lifetime Withdrawal Amount reflects amount available to withdraw during the next contract year.

•	Since there were no withdrawals during contract years one through four, at the end of each of those contract years, a credit of 6% of the initial benefit case is applied = $6,000.
•	The benefit base at the end of contract year four = $124,000.
•	Guaranteed Lifetime Withdrawal Amount for contract year five = 5% of benefit base ($124,000) = $6,200.
•	A withdrawal of $6,200 is taken in contract year five. A credit is not applied.
•	The benefit base remains at $124,000 as the withdrawal was not greater than the Guaranteed Lifetime Withdrawal Amount.

Example 4 ~ Single Life – Withdrawal Exceeding the Guaranteed Lifetime Withdrawal Amount

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	initial purchase payment = $100,000
•	Guaranteed Lifetime Withdrawal Amount immediately applies as the covered person is age 60 on the contract issue date

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA [1]	Benefit Base
1	60	$100,000	$0	$105,001	$6,000	$5,300	$106,000
2	61		0	110,245	6,000	5,600	112,000
3	62		0	115,748	6,000	5,900	118,000
4	63		0	121,522	6,000	6,200	124,000
5	64		0	127,584	6,000	6,500	130,000
6	65		0	133,949	6,000	6,800	136,000
7	66		0	140,635	6,000	7,100	142,000
8	67		15,000	132,673	0	6,644	132,872
9	68		0	139,307	7,972	7,042	140,845
10	69		0	146,263	7,972	7,441	148,817

•	Since there were no withdrawals during contract years one through seven, at the end of each of those contract years, a credit of 6% of the initial benefit case is applied = $6,000.
•	The benefit base at the end of contract year seven = $142,000.
•	Guaranteed Lifetime Withdrawal Amount for contract year eight = 5% of benefit base ($142,000) = $7,100.
•	A withdrawal of $15,000 is taken in contract year eight. A credit is not applied.
•	The withdrawal is greater than the Guaranteed Lifetime Withdrawal Amount ($7,100). This results in an excess withdrawal of $7,900 ($15,000 – $7,100).
•	Contract value prior to the withdrawal = $147,872.
•	The benefit base is recalculated to equal to $132,872 which is the lesser of the:
a)	contract value after the excess withdrawal ($147,872 – $15,000) = $132,872; or
b)	benefit base prior to the withdrawal minus the excess withdrawal ($142,000 – $7,900) = $134,100.
•	The Guaranteed Lifetime Withdrawal Amount available for contract year nine = 5% of the new benefit base = $6,644.
•	The contract value is reduced by the amount of the withdrawal including any applicable contingent deferred sales charges.

1	Guaranteed Lifetime Withdrawal Amount reflects amount available to withdraw during the next contract year.

Example 5 ~ Single Life – Annual Ratchet

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	initial purchase payment = $100,000
•	Guaranteed Lifetime Withdrawal Amount immediately applies as the covered person is age 60 on the contract issue date

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA [1]	Benefit Base
1	60	$100,000	$0	$105,001	$6,000	$5,300	$106,000
2	61			110,245	6,000	5,600	112,000
3	62			117,899	6,000	5,900	118,000
4	63			126,095	6,000	6,305	126,095

•	At the end of contract years one through four, a credit of 6% of the initial benefit base is applied, as withdrawals were not taken during this time period.
•	The benefit base at the end of contract year four is set equal to the contract value of $126,095 as it is greater than the benefit base plus the credit ($118,000 + $6,000).
•	The Guaranteed Lifetime Withdrawal Amount available for contract year five = 5% of the new benefit base = $6,305.

Example 6 ~ Single Life – Withdrawals Not Exceeding the Guaranteed Withdrawal Amount and Transitioned to Guaranteed Lifetime Withdrawal Amount

The values shown are based on the following assumptions:

•	owner age at issue = 52
•	initial purchase payment = $100,000
•	Guaranteed Withdrawal Amount applies until the covered person is age 60

Contract Year (end of year)	Age of Covered Person	Purchase Payment	Withdrawal	Contract Value	Credit	Available GWA/ GLWA [2]	Benefit Base
1	53	$100,000	$0	$100,122	$6,000	$5,300	$106,000
2	54		0	100,209	6,000	5,600	112,000
3	55		0	100,260	6,000	5,900	118,000
4	56		0	100,276	6,000	6,200	124,000
5	57		6,200	94,065	0	6,200	117,800
6	58		0	93,997	5,628	6,200	123,428
7	59		6,200	87,704	0	6,200	117,228
8	60		6,200	81,403	0	5,551	111,028

•	At the end of contract years one through four, a credit of 6% of the initial benefit base is applied, as withdrawals were not taken during this time period.
•	Benefit base at the end of year four = $124,000.
•	The Guaranteed Withdrawal Amount for contract year five = 5% of benefit base = $6,200.
•	A withdrawal of $6,200 is taken at the end of contract year five, so a credit is not applied.
•	The benefit base is reduced by the amount of the withdrawal, as the withdrawal is taken prior to attainment of age 60 of the covered person.
•	The Guaranteed Withdrawal Amount remains at $6,200, as the withdrawal was not greater than the Guaranteed Withdrawal Amount.
•	The withdrawal in contract year eight is taken prior to attainment of age 60.
•	At the end of contract year eight, the benefit base of $111,028 locks in as the benefit base as the covered person is age 60. The Guaranteed Withdrawal Amount for contract year nine = 5% of benefit base = $5,551.

1	Guaranteed Lifetime Withdrawal Amount reflects amount available to withdraw during the next contract year.
2	Guaranteed Withdrawal Amount / Guaranteed Lifetime Withdrawal Amount reflects amount available to withdraw during the next contract year.

Example 7 ~ Single Life – Withdrawal Exceeding the Guaranteed Withdrawal Amount – Prior to Age 60

The values shown are based on the following assumptions:

•	owner age at issue = 54
•	initial purchase payment = $100,000
•	Guaranteed Withdrawal Amount applies until the covered person is age 60

Contract Year (end of year)	Age of Covered Person	Purchase Payment	Withdrawal	Contract Value	Credit	Available GWA/ GLWA [1]	Benefit Base
1	55	$100,000	$0	$100,122	$6,000	$5,300	$106,000
2	56		0	100,209	6,000	5,600	112,000
3	57		0	100,260	6,000	5,900	118,000
4	58		0	100,276	6,000	6,200	124,000
5	59		10,000	90,442	0	4,522	90,442

•	Since there were no withdrawals during contract years one through four, at the end of each of those contract years, a credit of 6% of the initial benefit case is applied = $6,000.
•	The benefit base at the end of contract year four = $124,000.
•	Guaranteed Withdrawal Amount for contract year five = 5% of benefit base ($124,000) = $6,200.
•	A withdrawal of $10,000 is taken in contract year five. A credit is not applied.
•	The contract value prior to the withdrawal = $100,442.
•	The withdrawal is greater than the Guaranteed Withdrawal Amount = $6,200. This results in an excess withdrawal of $3,800 = ($10,000 – $6,200).
•	The benefit base is recalculated to equal to $90,442 which is the lesser of the:

a) contract value after the excess withdrawal ($100,442 – $10,000) = $90,442; or

b) benefit base prior to the withdrawal minus the withdrawal ($124,000 – $10,000) = $114,000.

•	The Guaranteed Lifetime Withdrawal amount available for contract year six = 5% of the new benefit base = $4,522.
•	The contract value is reduced by the amount of the withdrawal.

Example 8 ~ Single Life – Enhanced Benefit Base

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	initial purchase payment = $100,000
•	Guaranteed Lifetime Withdrawal Amount immediately applies as the covered person is age 60 on the contract issue date
•	no withdrawals taken

Contract Year (end of year)	Age of Covered Person	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA [2]	Benefit Base
1	61	$100,000	$0	$105,001	$6,000	$5,300	$106,000
2	62			110,245	6,000	5,600	112,000
3	63			115,748	6,000	5,900	118,000
4	64			121,522	6,000	6,200	124,000
5	65			127,584	6,000	6,500	130,000
6	66			133,949	6,000	6,800	136,000
7	67			140,635	6,000	7,100	142,000
8	68			147,659	6,000	7,400	148,000
9	69			155,041	6,000	7,752	155,041
10	70			162,795	9,302	10,000	200,000

1	Guaranteed Withdrawal Amount / Guaranteed Lifetime Withdrawal Amount reflects amount available to withdraw during the next contract year.
2	Guaranteed Lifetime Withdrawal Amount reflects amount available to withdraw during the next contract year.

•	Since there were no withdrawals during contract years one through nine, at the end of each of those contract years, a credit of 6% of the initial benefit case is applied = $6,000.
•	At the end of contract year nine, an annual ratchet applies, as the contract value of $155,041 is greater than the benefit base of $154,000 ($148,000 + $6,000).
•	At the end of contract year ten, since there where no withdrawals, a credit of 6% of the last ratcheted benefit base applies (6% x $155,041) = $9,302.
•	At the end of contract year ten, the benefit base = ($155,041 + $9,302) = $164,343.
•	Since withdrawals were not taken during the first ten contract years, and the covered person has attained age 70, at the end of contract year ten, the benefit base is set equal to 200% of the initial purchase payment = $200,000 as it is greater than $164,343.
•	Guaranteed Lifetime Withdrawal Amount for contract year eleven = 5% of new benefit base ($200,000) = $10,000.

Example 9 ~ Single Life – Additional Purchase Payments

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	initial purchase payment = $100,000
•	Guaranteed Lifetime Withdrawal Amount immediately applies as the covered person is age 60 on the contract issue date
•	no withdrawals taken

Contract Year (end of year)	Age of Covered Person	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA [1]	Benefit Base
1	61	$100,000	$0	$105,001	$6,000	$5,300	$106,000
2	62	25,000		136,496	7,500	6,925	138,500
3	63	25,000		169,559	9,000	8,625	172,500
4	64	25,000		204,271	10,500	10,400	208,000
5	65	0		214,463	10,500	10,925	218,500
6	66	0		225,163	10,500	11,450	229,000
7	67	0		236,399	10,500	11,975	239,500
8	68	0		248,202	10,500	12,500	250,000
9	69	0		258,310	10,500	13,025	260,500
10	70	0		268,828	10,500	13,750	275,000

•	An additional purchase payment of $25,000 is made at the beginning of contract years two, three and four.
•	The benefit base is increased by the purchase payments.
•	The credit increases in contract years two, three and four due to the additional purchase payments.
•	At the end of contract year ten, since there were no withdrawals, a credit of 6% of the total purchase payment applies (6% x $175,000) = $10,500.
•	At the end of contract year ten, the benefit base = ($260,500 + $10,500) = $271,000.
•	Since withdrawals were not taken during the first ten contract years, and the covered person has attained age 70, at the end of contract year ten, the benefit base is set equal to 200% of purchase payments in the first contract year, as well as 100% of purchase payments made in contract years two through ten = ($100,000 x 200%) + ($75,000 x 100%) = $275,000.
•	The benefit base is set equal to $275,000 as it is greater than $271,000.
•	Guaranteed Lifetime Withdrawal Amount for contract year eleven = 5% of new benefit base of $275,000 = $13,750.

1	Guaranteed Lifetime Withdrawal Amount reflects amount available to withdraw during the next contract year.

Appendix E

Guaranteed Minimum Accumulation Benefit Examples

Example 1 ~ Setting of Initial Values

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	annuitant = same as owner
•	initial purchase payment = $100,000

Contract Year (beginning of year)	Purchase Payment	Withdrawal	Contract Value	GMAB Value
1	$100,000	$0	$100,000	$100,000

•	On the contract issue date, the GMAB value is equal to the initial purchase payment. The GMAB value will be increased by any purchase payments received in the first two contract years.

Example 2 ~ Annual Reset

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	annuitant = same as owner
•	initial purchase payment = $100,000
•	death benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMAB Value	Death Benefit
1	61	$100,000	$0	$107,085	$100,000	$107,085
2	62			114,672	114,672	114,672
3	63			122,796	122,796	122,796
4	64			131,496	131,496	131,496
5	65			140,813	140,813	140,813
6	66			150,789	140,813	150,789
7	67			161,473	140,813	161,473
8	68			172,913	140,813	172,913
9	69			185,164	140,813	185,164
10	70			198,282	140,813	198,282
11	71			212,330	140,813	212,330
12	72			227,374	140,813	227,374
13	73			243,483	140,813	243,483
14	74			260,864	140,813	260,864
15	75			279,486	140,813	279,486
16	76			300,791	0	300,791

•	On the contract issue date, the GMAB value is equal to the initial purchase payment of $100,000.
•	Beginning on the second contract anniversary, the owner resets the GMAB to the contract value. The owner requests this reset each contract year through year five.
•	At the end of the tenth contract year from the last reset, the contract value is greater than the GMAB value. The contract value remains as is, and the GMAB value is set to zero.

Example 3 ~ Impact of a Withdrawal

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	annuitant = same as owner
•	initial purchase payment = $100,000
•	death benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMAB Value	Death Benefit
1	61	$100,000	$0	$107,085	$100,000	$107,085
2	62		0	114,672	100,000	114,672
3	63		0	122,796	100,000	122,796
4	64		0	131,496	100,000	131,496
5	65		0	140,813	100,000	140,813
6	66		0	150,789	100,000	150,789
7	67		0	161,473	100,000	161,473
8	68		15,000	157,913	91,325	157,913
9	69		0	169,101	91,325	169,101
10	70		0	181,082	91,325	181,082
11	71		0	194,788	0	194,788

•	On the contract issue date, the GMAB value is equal to the initial purchase payment of $100,000.
•	The owner does not elect to reset the benefit.
•	A withdrawal of $15,000 is taken in contract year eight.
•	As a result of the withdrawal, the GMAB value is reduced in direct proportion to the contract value reduction for the withdrawal.
•	The contract value prior to withdrawal = $172,913.
•	The GMAB value after the withdrawal = GMAB value prior to the withdrawal – ((withdrawal / contract value prior to the withdrawal) x (GMAB value prior to the withdrawal)).

GMAB value = $100,000 – (($15,000 / $172,913) x ($100,000))

 = $100,000 – $8,675 = $91,325.

•	The contract value is reduced for the amount of the withdrawal. The return of premium portion of the death benefit is reduced proportionately for the withdrawal.
•	At the end of the tenth contract year, the contract value is greater than the GMAB value. The contract value remains as is, and the GMAB value is set to zero.

Example 4 ~ Additional Purchase Payments

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	annuitant = same as owner
•	initial purchase payment = $100,000
•	death benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMAB Value	Death Benefit
1	61	$100,000	$0	$107,085	$100,000	$107,085
2	62	25,000		141,443	125,000	141,443
3	63	25,000		178,235	125,000	178,235
4	64	25,000		217,635	125,000	217,635
5	65	0		233,054	125,000	233,054
6	66	0		249,566	125,000	249,566
7	67	0		267,381	125,000	267,381
8	68	0		286,468	125,000	286,468
9	69	0		306,917	125,000	306,917
10	70	0		328,826	125,000	328,826
11	71	0		353,892	0	353,892

•	On the contract issue date, the GMAB value is equal to the initial purchase payment of $100,000.
•	The owner does not elect to reset the benefit.
•	Additional purchase payments are made in the beginning of contract years two, three and four.
•	The GMAB value is increased for the purchase payment made in the second contract year.
•	The GMAB value is not increased for the purchase payments made in contract years three and four.
•	At the end of the tenth contract year, the contract value attributed to the purchase payments in contract years one and two is $234,876 = $328,826 x ($125,000 / $175,000). Since this is greater than the GMAB value of $125,000, the contract value remains as is, and the GMAB value is set to zero.

Appendix F

MassMutual Guaranteed Income Plus 5 Examples – 2008 Version

Example 1 ~ Setting of Initial Values

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	annuitant = same as owner
•	initial purchase payment = $100,000
•	no withdrawals are taken

Contract Year (beginning of year)	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit
1	$100,000	$0	$100,000	$105,000	$0

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.

Example 2 ~ No Withdrawals

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	annuitant = same as owner
•	initial purchase payment = $100,000
•	death benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	61	$100,000	$0	$104,916	$105,000	$0	$104,916
2	62			110,074	110,250	0	110,074
3	63			115,485	115,763	0	115,485
4	64			121,161	121,551	0	121,161
5	65			127,115	127,628	0	127,115
6	66			133,361	134,010	0	133,361
7	67			139,913	140,710	0	139,913
8	68			146,786	147,746	0	146,786
9	69			153,996	155,133	0	153,996
10	70			161,559	162,889	831	161,559

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	On the first day of each contract year, the GMIB value is increased by 5%.
•	At the end of the tenth contract year, the GMIB can be exercised and begin an income stream. The Monthly Income Benefit value of $831 is the monthly income amount that would be received by annuitizing the GMIB value of $162,889 for a male age 70 for a life income annuity option.

Example 3 ~ Withdrawals Reducing the GMIB Value Dollar for Dollar

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	annuitant = same as owner
•	initial purchase payment = $100,000
•	death benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	61	$100,000	$0	$104,916	$105,000	$0	$104,916
2	62		5,250	104,833	105,000	0	104,833
3	63		5,250	104,744	105,000	0	104,744
4	64		5,250	104,651	105,000	0	104,651
5	65		5,250	104,552	105,000	0	104,552
6	66		5,250	104,448	105,000	0	104,448
7	67		5,250	104,337	105,000	0	104,337
8	68		5,250	104,221	105,000	0	104,221
9	69		5,250	104,098	105,000	0	104,098
10	70		5,250	103,968	105,000	535	103,968

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	On the first day of each contract year, the GMIB value is increased by 5%.
•	Beginning in the second contract year, withdrawals of the GMIB interest are taken; the GMIB value is reduced dollar for dollar since the withdrawals are equal to the GMIB interest.
•	The contract value is reduced by the amount of the withdrawals. The return of premium aspect of the death benefit is reduced proportionately for the withdrawals.
•	At the end of the tenth contract year, the GMIB can be exercised and begin an income stream. The Monthly Income Benefit value of $535 is the monthly income amount that would be received by annuitizing the GMIB value of $105,000 for a male age 70 for a life income annuity option.

Example 4 ~ Annual Reset

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	annuitant = same as owner
•	initial purchase payment = $100,000
•	death benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
At Issue	60	$100,000	$0	$100,000	$105,000	$0	$100,000
1	61			106,867	106,867		106,867
2	62			114,206	114,206		114,206
3	63			122,050	122,050		122,050
4	64			130,431	130,431		130,431
5	65			139,388	139,388		139,388
6	66			148,961	148,961		148,961
7	67			159,191	159,191		159,191
8	68			170,123	170,123		170,123
9	69			181,806	181,806		181,806
10	70			194,291	194,291		194,291

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	On the first day of each contract year, the GMIB value is increased by 5%.
•	Each contract anniversary, prior to the annuitant attaining age 81, if your contract value is greater than your GMIB value, we will reset your GMIB value to equal your contract value (unless you instruct otherwise by written request). The GMIB value will then be increased by 5%.
•	At the end of the tenth contract year from the last reset, the GMIB can be exercised and begin an income stream.

Example 5 ~ Additional Purchase Payments

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	annuitant = same as owner
•	initial purchase payment = $100,000
•	death benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	61	$100,000	$0	$104,916	$105,000	$0	$104,916
2	62	25,000		136,303	136,500		136,303
3	63	25,000		169,407	169,407		169,407
4	64	25,000		204,139	204,139		204,139
5	65	0		214,175	214,346		214,175
6	66	0		224,704	225,063		224,704
7	67	0		235,749	236,316		235,749
8	68	0		247,336	248,132		247,336
9	69	0		259,620	260,538		259,620
10	70	0		272,514	273,565		272,514

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	On the first day of each contract year, the GMIB value is increased by 5%.
•	A purchase payment of $25,000 is made at the beginning of contract years two, three and four.
•	The GMIB value in contract year two is increased by the amount of the purchase payment.
•	The purchase payments in contract years three and four are not included in the GMIB value, although the GMIB value increases due to the automatic reset.
•	At the end of the tenth contract year from the last reset, the GMIB can be exercised and begin an income stream.

Example 6 ~ 60% GMIB Value at Age 90

The values shown are based on the following assumptions:

•	owner age at issue = 75
•	annuitant = same as owner
•	initial purchase payment = $125,000
•	rider effective date = contract issue date
•	death benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	76	$125,000	$6,250	$117,590	$125,000	$0	$118,702
2	77		6,250	110,199	125,000	0	112,342
3	78		6,250	102,827	125,000	0	105,917
4	79		6,250	95,473	125,000	0	99,422
5	80		6,250	88,098	125,000	0	92,853
6	81		6,250	80,742	125,000	0	86,200
7	82		6,250	73,405	125,000	0	79,457
8	83		6,250	66,086	125,000	0	72,615
9	84		6,250	58,786	125,000	0	65,663
10	85		6,250	51,504	125,000	1,142	58,587

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
11	86		$6,250	$44,241	$125,000	$1,199	$51,369
12	87		6,250	36,997	125,000	1,259	43,987
13	88		6,250	29,770	125,000	1,324	36,406
14	89		6,250	22,563	125,000	1,393	28,575
15	90		6,250	75,000	125,000	0	75,000

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	Each contract year the GMIB value is increased by 5%.
•	Withdrawals of the allowable GMIB amount are taken each contract year.
•	At the end of the fifteenth contract year, the owner elects not to annuitize the GMIB value. Because the contract value is below 60% of the GMIB value in this example, the contract value is increased to 60% of the GMIB value at age 90. The GMIB terminates.

Example 7 ~ Impact of Contingent Deferred Sales Charge (CDSC) When 5% Withdrawn is Greater than Free Withdrawal Allowance

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	annuitant = same as owner
•	initial purchase payment = $100,000
•	rider effective date = contract issue date
•	death benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Death Benefit
1	61	$100,000	$5,000	$82,352	$100,000	$94,288
2	62		5,000	66,820	100,000	87,740
3	63		5,000	53,150	100,000	80,219
4	64		5,000	41,119	100,000	71,555
5	65		5,000	30,484	100,000	61,442

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	On the first day of each contract year, the GMIB value is increased by 5%.
•	Withdrawals of the allowable GMIB amount are taken each contract year.
•	In the fifth contract year, the free withdrawal amount is $4,112. The amount withdrawn of $5,000 is greater than the 10% free withdrawal amount. The contract value is reduced by the withdrawal amount including any applicable CDSC. The CDSC is assessed on the value withdrawn in excess of the free withdrawal amount. The GMIB value remains at $100,000; it is not reduced by the CDSC, as the amount withdrawn is not greater than the allowed GMIB amount.
•	The return of premium aspect of the death benefit is reduced proportionately for the withdrawals.

Appendix G – Funds

2008 Version: Contracts Applied for on or after 9/8/2008, Subject to State Availability

The contract offers the following funds. We may add, remove, close or substitute funds.

Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Asset Allocation
	MML Aggressive Allocation Fund (Service) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML American Funds® Core Allocation Fund (Service Class I) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Balanced Allocation Fund (Service) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Conservative Allocation Fund (Service) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Growth Allocation Fund (Service) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Moderate Allocation Fund (Service) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
Money Market
	MML U.S. Government Money Market Fund (Initial Class) [2]	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Fixed Income
	MML High Yield Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	MML Inflation-Protected and Income Fund (Service)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	MML Managed Bond Fund (Service)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	MML Short-Duration Bond Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	MML Total Return Bond Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC
	Oppenheimer Global Strategic Income Fund/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Balanced
	MML Blend Fund (Service)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	Oppenheimer Conservative Balanced Fund/VA (Service) [3]	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.

Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Large Cap Value
	MML Equity Fund (Service)	Adviser: MML Investment Advisers, LLC Sub-Advisers: OppenheimerFunds, Inc. and Loomis, Sayles & Company, L.P.
	MML Equity Income Fund (Service)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Fundamental Value Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP
	MML Income & Growth Fund (Service)	Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC
Large Cap Blend
	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	Invesco V.I. Diversified Dividend Fund (Series II)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MML Equity Index Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.
	MML Focused Equity Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP
	MML Growth & Income Fund (Service)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
	Oppenheimer Main Street Fund®/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large Cap Growth
	MML American Funds® Growth Fund (Service Class I) [4]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Blue Chip Growth Fund (Service)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Fundamental Growth Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP
	MML Large Cap Growth Fund (Service)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.
	Oppenheimer Capital Appreciation Fund/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid Cap Value
	MML Mid Cap Value Fund (Service)	Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.
	MML Small Company Value Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Small/Mid Cap Value Fund (Service)	Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.

Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Small/Mid Cap Blend
	MML Small Cap Equity Fund (Service)	Adviser: MML Investment Advisers, LLC Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid Cap Growth
	MML Mid Cap Growth Fund (Service)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Small Cap Growth Equity Fund (Service)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP
	Oppenheimer Discovery Mid Cap Growth Fund/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
International/Global
	MML American Funds® International Fund (Service Class I) [4]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Foreign Fund (Service)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Templeton Investment Counsel, LLC
	MML Global Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
	MML International Equity Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Harris Associates L.P.
	MML Strategic Emerging Markets Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer Global Fund/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer International Growth Fund/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Specialty
	Invesco V.I. Global Health Care Fund (Series II)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Invesco V.I. Technology Fund (Series II)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Ivy VIP Asset Strategy (Class II)	Adviser: Ivy Investment Management Company Sub-Adviser: N/A
	MML Managed Volatility Fund (Service)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC
	Oppenheimer Global Multi-Alternatives Fund/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Advisers: OppenheimerFunds, Inc. / Barings LLC / OFI SteelPath, Inc.
	PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class)	Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A
	VY® Clarion Global Real Estate Portfolio (Class S)	Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC

1	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying fund in which it invests.

2	An investment in the MML U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the fund. The yield of this fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the sub-account that invests in this fund could be negative.

3	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this fund via purchase payments or transfers.

4	The fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A fund offered in a master-feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the fund prospectuses for more information about this “feeder” fund.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current fund prospectuses and/or current summary fund prospectuses to you. You may also contact our Service Center to request current fund prospectuses and summary fund prospectuses. Summary fund prospectuses for certain funds may be unavailable. You should read the information contained in the fund prospectuses carefully before investing.

Appendix H – Funds

Pre-2008 Version: Contracts Applied for Prior to 9/8/2008 or in States Where the 2008 Version Was Unavailable

The contract offers the following funds. We may add, remove, close or substitute funds.

Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Asset Allocation
	MML Aggressive Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML American Funds® Core Allocation Fund (Service Class I) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Balanced Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Conservative Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Growth Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Moderate Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
Money Market
	MML U.S. Government Money Market Fund (Initial Class) [2]	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	Oppenheimer Government Money Fund/VA (Non-Service) [3,4]	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Fixed Income
	MML High Yield Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	MML Managed Bond Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	MML Short-Duration Bond Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	MML Total Return Bond Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC
	Oppenheimer Global Strategic Income Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Balanced
	MML Blend Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	Oppenheimer Conservative Balanced Fund/VA (Non-Service) [5]	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.

Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Large Cap Value
	MML Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: OppenheimerFunds, Inc. and Loomis, Sayles & Company, L.P.
	MML Equity Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Fundamental Value Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP
	MML Income & Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC
Large Cap Blend
	Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	Invesco V.I. Diversified Dividend Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MML Equity Index Fund (Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.
	MML Focused Equity Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP
	MML Growth & Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
	Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large Cap Growth
	MML American Funds® Growth Fund (Service Class I) [6]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Blue Chip Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Fundamental Growth Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP
	MML Large Cap Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.
	Oppenheimer Capital Appreciation Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid Cap Value
	MML Mid Cap Value Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.
	MML Small Company Value Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Small/Mid Cap Value Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.

Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Small/Mid Cap Blend
	MML Small Cap Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid Cap Growth
	MML Mid Cap Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP
	Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
International/Global
	MML American Funds® International Fund (Service Class I) [6]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Foreign Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Templeton Investment Counsel, LLC
	MML Global Fund (Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
	MML International Equity Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Harris Associates L.P.
	MML Strategic Emerging Markets Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer Global Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer International Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Specialty
	Invesco V.I. Global Health Care Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Invesco V.I. Technology Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Ivy VIP Asset Strategy (Class II)	Adviser: Ivy Investment Management Company Sub-Adviser: N/A
	MML Managed Volatility Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC
	Oppenheimer Global Multi-Alternatives Fund/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Advisers: OppenheimerFunds, Inc. / Barings LLC / OFI SteelPath, Inc.
	PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class)	Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A
	VY® Clarion Global Real Estate Portfolio (Class S)	Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC

1	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying fund in which it invests.

2	An investment in the MML U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the fund. The yield of this fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the sub-account that invests in this fund could be negative.

3	An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The yield of this fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the sub-account that invests in this fund could be negative.

4	Unavailable in contracts issued on or after January 19, 2008.

5	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this fund via purchase payments or transfers.

6	The fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A fund offered in a master-feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the fund prospectuses for more information about this “feeder” fund.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current fund prospectuses and/or current summary fund prospectuses to you. You may also contact our Service Center to request current fund prospectuses and summary fund prospectuses. Summary fund prospectuses for certain funds may be unavailable. You should read the information contained in the fund prospectuses carefully before investing.

Appendix I

MassMutual Lifetime Income Protector Examples

All values reflected are end of year values, unless otherwise noted. Examples assume withdrawals occur at the end of the year.

Example 1 ~ Setting of Initial Values

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	covered person = same as owner
•	initial purchase payment = $100,000

Contract Year	Purchase Payment	Withdrawal	Contract Value	Income Base
1	$100,000	$0	$100,000	$100,000

On the contract issue date, the Income Base is equal to the initial purchase payment. The Income Base will be increased for additional purchase payments received prior to the end of the second contract year. The Income Base will not increase for purchase payments received in contract years three and later.

Example 2 ~ Single Life Option, Single Deposit, Income Percentage Increases After Income Begins

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	single life option is elected.
•	covered person = same as owner
•	initial purchase payment = $100,000
•	death benefit = Basic Death Benefit

Contract Year	Age (Beginning of Year)	Purchase Payment	Withdrawal	Contract Value	Income Base	Income Percentage	Guaranteed Income Floor	Annual Income Amount	Death Benefit
1	60	$100,000	$0	$104,622	$100,000	0	$0	$0	$104,622
2	61		0	109,502	100,000	0	0	0	109,502
3	62		0	114,655	100,000	0	0	0	114,655
4	63		0	120,097	100,000	0	0	0	120,097
5	64		0	125,843	100,000	0	0	0	125,843
6	65		0	131,909	100,000	4.50%	4,500	5,663	131,909
7	66		0	138,316	100,000	4.50%	4,500	5,936	138,316
8	67		0	145,080	100,000	4.50%	4,500	6,224	145,080
9	68		0	152,223	100,000	4.50%	4,500	6,529	152,223
10	69		0	159,765	100,000	4.50%	4,500	6,850	159,765
11	70		7,988	159,740	100,000	5.00%	5,000	7,988	159,740
12	71		7,987	159,715	100,000	5.00%	5,000	7,987	159,715
13	72		7,986	159,690	100,000	5.00%	5,000	7,986	159,690
14	73		7,985	159,666	100,000	5.00%	5,000	7,985	159,666
15	74		7,983	159,640	100,000	5.00%	5,000	7,983	159,640
16	75		8,780	158,817	100,000	5.50%	5,500	8,780	158,817
17	76		8,735	157,993	100,000	5.50%	5,500	8,735	157,993

•	The Income Base is established as the initial purchase payment.
•	The Annual Income Amount and the Guaranteed Income Floor are calculated on the Income Eligibility Date.

•	Withdrawals of the Annual Income Amount begin at age 70, triggering lifetime income.
•	The Income Percentage is established at 5% (age 70 is age of first withdrawal).
•	The Income Percentage increases due to market performance in contract year 16. This is the year the Covered Person moves into a new age range and the contract value is greater than the Income Base.

Example 3 ~ Joint Life Option, Single Deposit, Income Percentage Increases After Income Begins

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	beneficiary (spouse of owner) = 57
•	covered person = same as owner
•	2nd covered person = same as beneficiary
•	initial purchase payment = $100,000
•	death benefit = Basic Death Benefit

Contract Year	Owner Age (Beginning of Year)	Beneficiary Age (Beginning of Year)	Purchase Payment	Withdrawal	Contract Value	Income Base	Income Percentage	Guaranteed Income Floor	Annual Income Amount	Death Benefit
1	60	57	$100,000	$0	$104,622	$100,000	0	$0	$0	$104,622
2	61	58		0	109,502	100,000	0	0	0	109,502
3	62	59		0	114,655	100,000	0	0	0	114,655
4	63	60		0	120,097	100,000	0	0	0	120,097
5	64	61		0	125,843	100,000	0	0	0	125,843
6	65	62		4,404	127,505	100,000	3.50%	3,500	4,404	127,505
7	66	63		4,463	129,202	100,000	3.50%	3,500	4,463	129,202
8	67	64		4,522	130,935	100,000	3.50%	3,500	4,522	130,935
9	68	65		5,237	132,049	100,000	4.00%	4,000	5,237	132,049
10	69	66		5,282	133,181	100,000	4.00%	4,000	5,282	133,181
11	70	67		5,327	134,331	100,000	4.00%	4,000	5,327	134,331
12	71	68		5,373	135,499	100,000	4.00%	4,000	5,373	135,499
13	72	69		5,420	136,686	100,000	4.00%	4,000	5,420	136,686
14	73	70		6,151	137,209	100,000	4.50%	4,500	6,151	137,209
15	74	71		6,174	137,737	100,000	4.50%	4,500	6,174	137,737
16	75	72		6,198	138,271	100,000	4.50%	4,500	6,198	138,271
17	76	73		6,222	138,810	100,000	4.50%	4,500	6,222	138,810

•	The Income Base is established as the initial purchase payment.
•	The Annual Income Amount and the Guaranteed Income Floor are calculated on the Income Eligibility Date, based on the age of the younger covered person.
•	Withdrawals of the Annual Income Amount begin in year 6 (age 62 of the younger covered person), triggering lifetime income.
•	The Income Percentage is established at 3.50% (age 62 is age of first withdrawal).
•	The Income Percentage increases due to market performance in contract years 9 and 14. These are the years the younger Covered Person moves into a new age range and the contract value is greater than the Income Base.

Example 4 ~ Single Life Option, Single Deposit, Income Percentage Does Not Increase After Income Begins

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	single life option is elected.
•	covered person = same as owner
•	initial purchase payment = $100,000
•	death benefit = Basic Death Benefit

Contract Year	Age (Beginning of Year)	Purchase Payment	Withdrawal	Contract Value	Income Base	Income Percentage	Guaranteed Income Floor	Annual Income Amount	Death Benefit
1	60	$100,000	$0	$99,711	$100,000	0	$0	$0	$100,000
2	61		0	99,419	100,000	0	0	0	100,000
3	62		0	99,126	100,000	0	0	0	100,000
4	63		0	98,830	100,000	0	0	0	100,000
5	64		0	98,533	100,000	0	0	0	100,000
6	65		0	98,233	100,000	4.50%	4,500	4,500	100,000
7	66		0	97,931	100,000	4.50%	4,500	4,500	100,000
8	67		0	97,627	100,000	4.50%	4,500	4,500	100,000
9	68		0	97,321	100,000	4.50%	4,500	4,500	100,000
10	69		0	97,013	100,000	4.50%	4,500	4,500	100,000
11	70		5,000	91,702	100,000	5.00%	5,000	5,000	95,000
12	71		5,000	86,355	100,000	5.00%	5,000	5,000	90,000
13	72		5,000	80,969	100,000	5.00%	5,000	5,000	85,000
14	73		5,000	75,546	100,000	5.00%	5,000	5,000	80,000
15	74		5,000	70,085	100,000	5.00%	5,000	5,000	75,000
16	75		5,000	64,585	100,000	5.00%	5,000	5,000	70,000
17	76		5,000	59,047	100,000	5.00%	5,000	5,000	65,000

•	The Income Base is established as the initial purchase payment.
•	The Annual Income Amount and the Guaranteed Income Floor are calculated on the Income Eligibility Date.
•	Withdrawals of the Annual Income Amount begin at age 70, triggering lifetime income.
•	The Income Percentage is established at 5% (age 70 is age of first withdrawal).
•	The Income Percentage does not increase, as the contract value is not greater than the Income Base, when the Covered Person moves into a new age range (year 16 in this example.)

Example 5 ~ Single Life Option, Single Deposit, Excess Withdrawal

The values shown are based on the following assumptions:

•	owner age at issue = 60
•	covered person = same as owner
•	initial purchase payment = $100,000
•	death benefit = Basic Death Benefit

Contract Year	Age (Beginning of Year)	Purchase Payment	Withdrawal	Contract Value	Income Base	Income Percentage	Guaranteed Income Floor	Annual Income Amount	Death Benefit
1	60	$100,000	$0	$104,622	$100,000	0	$0	$0	$104,622
2	61		0	109,502	100,000	0	0	0	109,502
3	62		0	114,655	100,000	0	0	0	114,655
4	63		0	120,097	100,000	0	0	0	120,097
5	64		0	125,843	100,000	0	0	0	125,843
6	65		0	131,909	100,000	4.50%	4,500	5,663	131,909
7	66		0	138,316	100,000	4.50%	4,500	5,936	138,316
8	67		20,000	125,103	90,096	4.50%	4,500	6,224	125,103
9	68		5,630	125,595	90,096	4.50%	4,054	5,630	125,595
10	69		5,652	126,093	90,096	4.50%	4,054	5,652	126,093
11	70		6,305	125,965	90,096	5.00%	4,505	6,305	125,965
12	71		6,298	125,837	90,096	5.00%	4,505	6,298	125,837
13	72		6,292	125,707	90,096	5.00%	4,505	6,292	125,707
14	73		6,285	125,577	90,096	5.00%	4,505	6,285	125,577
15	74		6,279	125,447	90,096	5.00%	4,505	6,279	125,447
16	75		6,900	124,688	90,096	5.50%	4,955	6,900	124,688
17	76		6,858	123,929	90,096	5.50%	4,955	6,858	123,929

•	The Income Base is established as the initial purchase payment.
•	The Annual Income Amount and the Guaranteed Income Floor are calculated on the Income Eligibility Date.
•	A withdrawal of $20,000 is taken in year 8 at age 67. This withdrawal is after the Income Eligibility Date, triggering the income start date.
•	This withdrawal is an excess withdrawal as it is greater than the Annual Income Amount of 6,224.
•	The excess withdrawal reduces the Income Base in direct proportion to the contract value reduction for the amount of the excess withdrawal $13,776 (20,000 – 6,224 = 13,776). The contract value immediately prior to the $20,000 withdrawal is $145,319. The Income Base after the excess withdrawal is $90,096 (100,000 x (145,319 – 6,224 – 13,776) / (145,319 – 6,224)). The Guaranteed Income Floor is recalculated using the new Income Base.

Appendix J

Custom Allocation Choice Select

If you participate in Custom Allocation Choice Select, you must allocate your purchase payments within the minimum and maximum range listed for the sub-accounts below.

Range	Sub-Accounts
40% to 60%	MML Managed Bond
20% to 25% (total)	MML Equity MML Equity Income MML Managed Volatility
20% to 25% (total)	MML Equity Index MML Growth
0% to 10% (total)	MML Mid Cap Value MML Mid Cap Growth
0% to 10% (total)	MML International MML Global Oppenheimer Global

You may only elect Custom Allocation Choice Select if you are participating in MassMutual Lifetime Income Protector or the Guaranteed Minimum Accumulation Benefit (see “Transfers and Transfer Programs – Transfers During the Income Phase – Asset Allocation Programs”).

Appendix K

Custom Allocation Choice

For contracts applied for on or after May 1, 2009 and issued prior to May 1, 2010.

If you participate in Custom Allocation Choice you must allocate your purchase payments within the minimum and maximum range listed for the sub-accounts below.

No allocation greater than 25% is allowed in any one sub-account.

Range	Sub-Accounts
35% to 65% with GMAB [1] (total) 0% to 65% without GMAB [1] (total)	MML U.S. Government Money Market MML Inflation-Protected & Income MML Managed Bond Oppenheimer Global Strategic Income
15% to 25% (total)	MML Blend MML Equity MML Equity Income MML Income & Growth MML Managed Volatility
15% to 25% (total)	Fidelity® VIP Contrafund® MML Equity Index MML Growth & Income Oppenheimer Main Street MML Growth MML Blue Chip Growth MML Large Cap Growth Oppenheimer Capital Appreciation
0% to 10% (total)	MML Mid Cap Value MML Small/Mid Cap Value MML Small Company Value
0% to 10% (total)	MML Small Cap Equity MML Mid Cap Growth MML Small Cap Growth Equity Oppenheimer Discovery Mid Cap Growth
5% to 20% (total)	MML International MML Foreign MML Global Oppenheimer Global Oppenheimer International Growth
0% to 5% (total)	MML Strategic Emerging Markets Invesco V.I. Global Health Care Invesco V.I. Technology PIMCO CommodityRealReturn® Strategy
0% to 5% (total)	Invesco V.I. Diversified Dividend VY® Clarion Global Real Estate
1	Guaranteed Minimum Accumulation Benefit

If you applied for your contract before May 1, 2009, contact our Service Center or your registered representative for details about ranges, asset classes and investment choices.

Custom Allocation Choice is unavailable to contracts issued on or after May 1, 2010 (see “Transfers and Transfer Programs – Transfers During the Income Phase – Asset Allocation Programs”).

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

MASSMUTUAL TRANSITIONS SELECTSM

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2017

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2017, for the individual deferred variable annuity contract which is referred to herein.

For a copy of the prospectus call (800) 272-2216 or write: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067.

MassMutual Transitions SelectSM

Statement of Additional Information

1

ASSIGNMENT OF CONTRACT

In certain states, the contract cannot be assigned without MassMutual’s approval. MassMutual will refuse or accept any request to assign this contract on a non-discriminatory basis. Please refer to your contract.

MassMutual will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and MassMutual receives the original or a true copy thereof at its Service Center. MassMutual assumes no responsibility for the validity of any assignment.

For qualified contracts, the following exceptions and provisions should be noted:

1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the owner given during the annuitant’s lifetime and received in good order by MassMutual at its Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

2)  If an assignment of a contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which the assignee is entitled, and to pay any balance of such value in one sum to the owner, regardless of any payment options which the owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Internal Revenue Code of 1986, as amended (IRC), Section 401(a); and

4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the IRC must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

MassMutual Transitions SelectSM

Statement of Additional Information

2

DISTRIBUTION

The contracts are no longer for sale to the public. While the contracts were offered for sale, they were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements (Distribution Agreements) with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual and the separate account, MMLIS serves as principal underwriter of contracts sold by registered representatives of other broker-dealers with whom it had entered into Distribution Agreements. Effective April 1, 2014, MSD replaced MML Distributors in all such Distribution Agreements for these contracts.

MMLIS and MSD are located at 1295 State Street, Springfield, MA 01111-0001. MML Distributors is located at 100 Bright Meadow Boulevard, Enfield, CT 06082-1981. MMLIS, MML Distributors and MSD are registered with the SEC as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

During the last three years, MMLIS, MML Distributors (for contracts issued before April 1, 2014) and MSD were paid the compensation amounts shown below for their actions as principal underwriters for the contracts described in the prospectus.

Year	MMLIS	MML Distributors	MSD
2016	$734,184	N/A	$90,586
2015	$2,276,492	N/A	$137,849
2014	$2,691,232	$54,811	$85,761

Commissions for sales of the contracts by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the contracts by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.

During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS, MML Distributors (for contracts issued before April 1, 2014) and MSD as shown below.

Year	MMLIS	MML Distributors	MSD
2016	$7,947,138	N/A	$1,354,345
2015	$25,222,813	N/A	$1,462,732
2014	$24,671,522	$387,840	$1,307,756

We no longer offer this contract for sale to the public. However, contract owners may continue to make purchase payments to existing contracts subject to certain restrictions.

ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. MassMutual will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at the Service Center.

MassMutual Transitions SelectSM

Statement of Additional Information

3

The accumulation unit value for each sub-account was set on the date such sub-account became operative. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (business day) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the sub-account.

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day, minus the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the sub-account as of the immediately preceding business day.

C is the cumulative charge since the immediately preceding business day for the insurance charges. The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the participant in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the Transfers and Transfer Programs section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:

1)  a certified death certificate;

2)  a certified decree of a court of competent jurisdiction as to the finding of death; or

3)  any other proof satisfactory to MassMutual.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

MassMutual Transitions SelectSM

Statement of Additional Information

4

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1)  to the primary beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or

2)  if there is no primary beneficiary who survives the contract owner’s death and/or any annuitant’s death, as applicable, to the contingent beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or

3)  if there is no primary or contingent beneficiary who survives the contract owner’s death and/or any annuitant’s death, as applicable, to the contract owner or the contract owner’s estate.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which;

1) are not predetermined as to dollar amount; and

2) will vary in amount with the net investment results of the applicable sub-accounts of the Separate Account.

Annuity Payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized and may vary by gender of the annuitant and any joint annuitant. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

1)  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units will remain the same for the life of the contract unless you transfer among investment choices during the income phase or if you elected an annuity option with reduced payments to the survivor and the reduced payments to a survivor commence.

2)  For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3)  The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

1)  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

2)  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

MassMutual Transitions SelectSM

Statement of Additional Information

5

The value of any annuity unit for each sub-account of the separate account was set on the date such sub-account became operative. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1)  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

2)  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

EXPERTS

The financial statements of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2016 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2016 and 2015, and for each of the years in the three-year period ended December 31, 2016, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated February 22, 2017, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

MassMutual Transitions SelectSM

Statement of Additional Information

6

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and

Contract Owners of Massachusetts Mutual Variable Annuity Separate Account 4:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Annuity Separate Account 4 (comprised of the sub-accounts listed in Note 2) (collectively, “the Separate Account”) as of December 31, 2016, the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2016, and the results of its operations and changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Hartford, CT

March 3, 2017

LA2054	F-1

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

	BlackRock iShares® Alternative Strategies V.I. Sub-Account	BlackRock iShares® Dynamic Allocation V.I. Sub-Account	BlackRock iShares® Dynamic Fixed Income V.I. Sub-Account	BlackRock iShares® Equity Appreciation V.I. Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account

	(Class III)	(Class III)	(Class III)	(Class III)	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)
ASSETS
Investments
Number of shares	54,861	36,964	113,214	62,606	7,730,894	3,306,361	297,113	625,516	503,584	607,071	308,595	395,729

Identified cost	$563,490	$355,085	$1,130,638	$595,373	$196,803,773	$107,398,316	$6,148,556	$14,543,216	$12,920,642	$19,066,989	$5,452,511	$7,374,764

Value	$555,192	$363,359	$1,115,162	$612,291	$256,511,058	$118,297,763	$7,837,836	$16,407,281	$12,141,407	$14,005,128	$5,520,757	$6,782,793
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	555,192	363,359	1,115,162	612,291	256,511,058	118,297,763	7,837,836	16,407,281	12,141,407	14,005,128	5,520,757	6,782,793

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	5,761	-	-	-	-	-	30	-
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	296	9	196	5	144	5	162	26

Total liabilities	-	-	-	-	6,057	9	196	5	144	5	192	26

NET ASSETS	$555,192	$363,359	$1,115,162	$612,291	$256,505,001	$118,297,754	$7,837,640	$16,407,276	$12,141,263	$14,005,123	$5,520,565	$6,782,767

Net Assets:
Accumulation units - value	$555,192	$363,359	$1,115,162	$612,291	$249,818,228	$118,297,754	$7,314,900	$16,407,276	$11,784,777	$14,005,123	$5,396,265	$6,782,767
Contracts in payout (annuitization) period	-	-	-	-	6,686,773	-	522,740	-	356,486	-	124,300	-

Net assets	$555,192	$363,359	$1,115,162	$612,291	$256,505,001	$118,297,754	$7,837,640	$16,407,276	$12,141,263	$14,005,123	$5,520,565	$6,782,767

Outstanding units
Contract owners	54,350	35,649	111,228	59,162	10,065,234	5,476,326	736,362	1,687,179	550,239	665,130	477,318	347,245

UNIT VALUE
Panorama Premier	$-	$-	$-	$-	$34.15	$-	$11.92	$-	$21.59	$-	$4.70	$-
Panorama Passage®
Tier 1	-	-	-	-	25.64	-	11.74	-	21.27	-	4.63	-
Tier 2	-	-	-	-	25.09	-	11.48	-	20.81	-	4.53	-
Tier 3	-	-	-	-	26.77	-	12.24	-	22.18	-	4.83	-
Tier 4	-	-	-	-	25.84	-	11.81	-	21.40	-	4.66	-
MassMutual Artistry	-	-	-	-	22.98	-	10.75	-	19.31	-	4.59	-
MassMutual Transitions®
Custom Plan	-	-	-	-	28.89	-	11.40	-	23.69	-	17.86	-
Package Plan I	-	-	-	-	28.89	-	11.40	-	23.69	-	17.86	-
Package Plan II	-	-	-	-	27.45	-	10.83	-	22.51	-	16.97	-
Package Plan III	-	-	-	-	26.47	-	10.44	-	21.70	-	16.36	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2016

	BlackRock iShares® Alternative Strategies V.I. Sub-Account	BlackRock iShares® Dynamic Allocation V.I. Sub-Account	BlackRock iShares® Dynamic Fixed Income V.I. Sub-Account	BlackRock iShares® Equity Appreciation V.I. Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account

	(Class III)	(Class III)	(Class III)	(Class III)	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)
UNIT VALUE (Continued)
MassMutual EvolutionSM
Tier 1	-	-	-	-	23.00	-	9.15	-	19.56	-	16.51	-
Tier 2	-	-	-	-	21.84	-	8.69	-	18.58	-	15.69	-
Tier 3	-	-	-	-	21.16	-	8.42	-	18.00	-	15.19	-
Tier 4	-	-	-	-	21.81	-	8.68	-	18.55	-	15.66	-
Tier 5	-	-	-	-	20.72	-	8.24	-	17.62	-	14.88	-
Tier 6	-	-	-	-	20.07	-	7.98	-	17.07	-	14.41	-
Tier 7	-	-	-	-	21.62	-	8.60	-	18.39	-	15.53	-
Tier 8	-	-	-	-	20.51	-	8.16	-	17.44	-	14.73	-
Tier 9	-	-	-	-	-	20.83	-	8.30	-	17.72	-	14.95
Tier 10	-	-	-	-	-	22.15	-	8.83	-	18.84	-	15.90
Tier 11	-	-	-	-	-	19.75	-	7.88	-	16.80	-	14.18
Tier 12	-	-	-	-	-	21.43	-	8.54	-	18.23	-	15.38
Tier 13	-	-	-	-	-	19.17	-	7.64	-	16.31	-	13.76
Tier 14	-	-	-	-	-	20.21	-	8.06	-	17.19	-	14.51
MassMutual RetireEase SelectSM
Tier 1	-	-	-	-	15.28	-	7.25	-	16.15	-	14.43	-
Tier 2	-	-	-	-	16.03	-	7.61	-	16.95	-	15.14	-
MassMutual Transitions SelectSM
Tier 1	-	-	-	-	25.80	-	10.53	-	22.70	-	21.71	-
Tier 2	-	-	-	-	-	25.27	-	10.34	-	22.23	-	21.26
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-	-	-
MassMutual Transitions SelectSM II
Tier 1	-	-	-	-	-	10.56	-	-	-	-	-	-
Tier 2	-	-	-	-	-	10.51	-	-	-	-	-	-
Tier 3	-	-	-	-	-	10.56	-	-	-	-	-	-
MassMutual Capital VantageSM
Tier 1	10.17	10.15	9.99	10.31	-	10.55	-	-	-	-	-	-
Tier 2	10.22	10.20	10.03	10.36	-	10.60	-	-	-	-	-	-
Tier 3	10.12	10.10	9.94	10.26	-	10.50	-	-	-	-	-	-
Tier 4	10.17	10.15	9.99	10.31	-	10.55	-	-	-	-	-	-
Tier 5	10.16	10.14	9.98	10.30	-	10.54	-	-	-	-	-	-
Tier 6	10.22	10.20	10.03	10.36	-	10.60	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2016

	Ivy Funds Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Asset Momentum Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account

		(Initial Class)	(Service Class)	(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
ASSETS
Investments
Number of shares	1,368,888	3,657,613	7,116,158	80,171	11,360,757	43,510,094	2,998,745	2,368,707	3,402,967	3,049,735	9,462,519	36,519,783

Identified cost	$13,525,496	$35,819,236	$81,778,472	$780,752	$118,547,620	$474,174,448	$60,132,073	$59,432,544	$47,757,589	$52,670,496	$100,422,592	$397,217,721

Value	$11,011,332	$35,369,119	$73,642,967	$824,965	$110,199,342	$438,781,890	$64,602,172	$60,017,401	$47,573,478	$47,399,179	$91,124,061	$364,206,428
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	69

Total assets	11,011,332	35,369,119	73,642,967	824,965	110,199,342	438,781,890	64,602,172	60,017,401	47,573,478	47,399,179	91,124,061	364,206,497

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	-	-	592	-	1,587	-	-	-
Payable to Massachusetts Mutual Life Insurance Company	33	104	29	-	219	55	1,581	18	219	30	151	-

Total liabilities	33	104	29	-	219	55	2,173	18	1,806	30	151	-

NET ASSETS	$11,011,299	$35,369,015	$73,642,938	$824,965	$110,199,123	$438,781,835	$64,599,999	$60,017,383	$47,571,672	$47,399,149	$91,123,910	$364,206,497

Net Assets:
Accumulation units - value	$11,011,299	$35,369,015	$73,642,938	$824,965	$110,199,123	$438,781,835	$63,194,005	$60,017,383	$46,672,314	$47,399,149	$91,077,505	$364,206,497
Contracts in payout (annuitization) period	-	-	-	-	-	-	1,405,994	-	899,358	-	46,405	-

Net assets	$11,011,299	$35,369,015	$73,642,938	$824,965	$110,199,123	$438,781,835	$64,599,999	$60,017,383	$47,571,672	$47,399,149	$91,123,910	$364,206,497

Outstanding units
Contract owners	1,062,865	2,239,323	4,946,142	78,083	7,704,110	32,113,847	3,185,857	3,435,697	1,882,269	2,352,355	6,405,735	27,042,671

UNIT VALUE
Panorama Premier	$-	$15.57	$-	$-	$14.15	$-	$17.70	$-	$27.96	$-	$14.02	$-
Panorama Passage®
Tier 1	-	15.44	-	-	14.04	-	18.77	-	27.62	-	13.91	-
Tier 2	-	15.22	-	-	13.84	-	18.36	-	27.02	-	13.71	-
Tier 3	-	15.79	-	-	14.36	-	19.60	-	28.58	-	14.22	-
Tier 4	-	15.43	-	-	14.03	-	18.91	-	27.58	-	13.89	-
MassMutual Artistry	-	15.88	-	-	14.43	-	19.38	-	28.81	-	14.30	-
MassMutual Transitions®
Custom Plan	-	16.21	-	-	14.73	-	22.79	-	26.17	-	14.59	-
Package Plan I	-	16.21	-	-	14.73	-	22.79	-	26.17	-	14.59	-
Package Plan II	-	15.71	-	-	14.28	-	21.65	-	24.87	-	14.15	-
Package Plan III	-	15.36	-	-	13.96	-	20.88	-	23.98	-	13.83	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2016

	Ivy Funds Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Asset Momentum Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account

		(Initial Class)	(Service Class)	(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
UNIT VALUE (Continued)
MassMutual EvolutionSM
Tier 1	10.43	15.36	-	-	13.96	-	19.26	-	22.02	-	13.83	-
Tier 2	10.25	14.82	-	-	13.47	-	18.30	-	20.92	-	13.35	-
Tier 3	10.15	14.49	-	-	13.18	-	17.72	-	20.26	-	13.05	-
Tier 4	10.25	14.82	-	-	13.47	-	18.27	-	20.89	-	13.35	-
Tier 5	10.08	14.30	-	-	13.00	-	17.36	-	19.84	-	12.88	-
Tier 6	9.98	13.98	-	-	12.71	-	16.81	-	19.22	-	12.59	-
Tier 7	10.21	14.69	-	-	13.35	-	18.11	-	20.70	-	13.23	-
Tier 8	10.04	14.17	-	-	12.89	-	17.18	-	19.64	-	12.76	-
Tier 9	10.13	-	14.15	-	-	12.87	-	17.45	-	19.93	-	12.72
Tier 10	10.34	-	14.80	-	-	13.46	-	18.56	-	21.20	-	13.30
Tier 11	9.96	-	13.65	-	-	12.42	-	16.55	-	18.90	-	12.27
Tier 12	10.17	-	14.31	-	-	13.02	-	17.95	-	20.51	-	12.87
Tier 13	9.77	-	13.25	-	-	12.05	-	16.06	-	18.35	-	11.91
Tier 14	9.94	-	13.73	-	-	12.49	-	16.93	-	19.34	-	12.34
MassMutual RetireEase SelectSM
Tier 1	-	-	-	-	-	-	15.37	-	17.24	-	-	-
Tier 2	-	-	-	-	-	-	16.12	-	18.08	-	-	-
MassMutual Transitions SelectSM
Tier 1	10.60	15.92	-	-	14.47	-	21.14	-	25.44	-	14.34	-
Tier 2	10.60	-	15.59	-	-	14.18	-	20.71	-	24.90	-	14.02
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-	-	-
MassMutual Transitions SelectSM II
Tier 1	9.25	-	10.45	-	-	10.25	-	10.63	-	10.01	-	10.21
Tier 2	9.22	-	10.41	-	-	10.20	-	10.59	-	9.97	-	10.17
Tier 3	9.25	-	10.45	-	-	10.25	-	10.63	-	10.01	-	10.21
MassMutual Capital VantageSM
Tier 1	9.25	-	10.45	10.53	-	10.24	-	10.63	-	10.00	-	10.20
Tier 2	9.29	-	10.49	10.58	-	10.28	-	10.67	-	10.04	-	10.25
Tier 3	9.20	-	10.39	10.48	-	10.19	-	10.57	-	9.95	-	10.15
Tier 4	9.25	-	10.45	10.53	-	10.24	-	10.63	-	10.00	-	10.20
Tier 5	9.24	-	10.44	10.52	-	10.23	-	10.61	-	9.99	-	10.19
Tier 6	9.29	-	10.49	10.58	-	10.28	-	10.67	-	10.04	-	10.25

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2016

	MML Core Allocation Sub-Account	MML Dynamic Bond Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Equity Rotation Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account

		(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)	(Service Class I)		(Initial Class)	(Service Class)
ASSETS
Investments
Number of shares	74,087,082	283,769	965,992	2,721,530	16,549,355	6,263,134	1,757,415	1,632,088	28,098	450,679	16,541,806	1,059,920

Identified cost	$869,200,366	$2,836,295	$21,848,023	$74,604,739	$162,309,284	$74,217,175	$33,318,231	$37,309,285	$282,213	$6,358,251	$150,831,701	$11,068,311

Value	$932,979,620	$2,803,633	$27,123,409	$82,044,653	$194,951,398	$77,668,663	$46,624,208	$42,156,838	$316,663	$6,163,427	$156,154,648	$10,230,606
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	47	-	-	-	-	-	-	-	-	-	-	-

Total assets	932,979,667	2,803,633	27,123,409	82,044,653	194,951,398	77,668,663	46,624,208	42,156,838	316,663	6,163,427	156,154,648	10,230,606

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	380	-	2,123	-	-	-	-	-	1,301	-
Payable to Massachusetts Mutual Life Insurance Company	-	-	202	24	197	36	157	9	-	98	236	13

Total liabilities	-	-	582	24	2,320	36	157	9	-	98	1,537	13

NET ASSETS	$932,979,667	$2,803,633	$27,122,827	$82,044,629	$194,949,078	$77,668,627	$46,624,051	$42,156,829	$316,663	$6,163,329	$156,153,111	$10,230,593

Net Assets:
Accumulation units - value	$932,732,613	$2,803,633	$26,388,035	$82,044,629	$191,039,956	$77,668,627	$45,002,496	$42,156,829	$316,663	$6,163,329	$152,559,181	$10,230,593
Contracts in payout (annuitization) period	247,054	-	734,792	-	3,909,122	-	1,621,555	-	-	-	3,593,930	-

Net assets	$932,979,667	$2,803,633	$27,122,827	$82,044,629	$194,949,078	$77,668,627	$46,624,051	$42,156,829	$316,663	$6,163,329	$156,153,111	$10,230,593

Outstanding units
Contract owners	64,956,863	275,395	1,478,690	4,623,570	9,518,731	4,106,682	2,503,591	2,014,920	27,425	389,111	11,158,817	751,624

UNIT VALUE
Panorama Premier	$-	$-	$14.56	$-	$24.71	$-	$16.79	$-	$-	$16.07	$13.11	$-
Panorama Passage®
Tier 1	-	-	16.21	-	24.40	-	17.48	-	-	16.00	13.24	-
Tier 2	-	-	15.86	-	23.88	-	17.10	-	-	15.88	12.96	-
Tier 3	-	-	16.92	-	25.25	-	18.25	-	-	16.19	13.83	-
Tier 4	-	-	16.33	-	24.37	-	17.61	-	-	15.99	13.34	-
MassMutual Artistry	18.78	-	17.27	-	25.46	-	15.84	-	-	16.23	12.30	-
MassMutual Transitions®
Custom Plan	-	-	21.57	-	22.46	-	23.03	-	-	16.41	15.29	-
Package Plan I	-	-	21.57	-	22.46	-	23.03	-	-	16.41	15.29	-
Package Plan II	-	-	20.50	-	21.34	-	21.89	-	-	16.14	14.53	-
Package Plan III	-	-	19.76	-	20.57	-	21.10	-	-	15.96	14.01	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2016

	MML Core Allocation Sub-Account	MML Dynamic Bond Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Equity Rotation Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account

		(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)	(Service Class I)		(Initial Class)	(Service Class)
UNIT VALUE (Continued)
MassMutual EvolutionSM
Tier 1	14.49	-	18.19	-	18.98	-	19.64	-	-	15.96	13.18	-
Tier 2	14.01	-	17.28	-	18.03	-	18.66	-	-	15.66	12.52	-
Tier 3	13.72	-	16.74	-	17.46	-	18.07	-	-	15.48	12.12	-
Tier 4	14.01	-	17.26	-	18.00	-	18.63	-	-	15.66	12.50	-
Tier 5	13.55	-	16.39	-	17.10	-	17.70	-	-	15.37	11.87	-
Tier 6	13.28	-	15.88	-	16.56	-	17.14	-	-	15.19	11.50	-
Tier 7	13.90	-	17.11	-	17.84	-	18.47	-	-	15.59	12.39	-
Tier 8	13.44	-	16.23	-	16.92	-	17.51	-	-	15.30	11.75	-
Tier 9	13.67	-	-	16.48	-	17.20	-	17.78	-	15.44	-	11.94
Tier 10	14.25	-	-	17.53	-	18.30	-	18.91	-	15.81	-	12.70
Tier 11	13.22	-	-	15.63	-	16.32	-	16.87	-	15.16	-	11.32
Tier 12	13.78	-	-	16.96	-	17.70	-	18.29	-	15.52	-	12.28
Tier 13	12.83	-	-	15.17	-	15.83	-	16.37	-	14.84	-	10.99
Tier 14	13.26	-	-	16.00	-	16.69	-	17.26	-	15.12	-	11.59
MassMutual RetireEase SelectSM
Tier 1	-	-	12.44	-	13.30	-	14.76	-	-	-	8.08	-
Tier 2	-	-	13.05	-	13.95	-	15.49	-	-	-	8.48	-
MassMutual Transitions SelectSM
Tier 1	14.98	-	19.94	-	20.82	-	22.13	-	-	16.26	14.66	-
Tier 2	14.98	-	-	19.53	-	20.41	-	21.66	-	16.26	-	14.36
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	17.22	-	-	-	-	-
Tier 2	-	-	-	-	-	-	17.40	-	-	-	-	-
Tier 3	-	-	-	-	-	-	17.87	-	-	-	-	-
Tier 4	-	-	-	-	-	-	17.87	-	-	-	-	-
MassMutual Transitions SelectSM II
Tier 1	10.51	10.16	-	10.83	-	11.41	-	-	-	11.18	-	9.40
Tier 2	10.47	10.12	-	10.79	-	11.36	-	-	-	11.13	-	9.36
Tier 3	10.51	10.16	-	10.83	-	11.41	-	-	-	11.18	-	9.40
MassMutual Capital VantageSM
Tier 1	10.51	10.15	-	10.83	-	11.40	-	-	11.50	11.17	-	9.39
Tier 2	10.55	10.20	-	10.87	-	11.45	-	-	11.55	11.22	-	9.43
Tier 3	10.45	10.10	-	10.77	-	11.34	-	-	11.44	11.11	-	9.34
Tier 4	10.51	10.15	-	10.83	-	11.40	-	-	11.50	11.17	-	9.39
Tier 5	10.49	10.14	-	10.81	-	11.39	-	-	11.49	11.16	-	9.38
Tier 6	10.55	10.20	-	10.87	-	11.45	-	-	11.55	11.22	-	9.43

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2016

	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account

			(Class I)	(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)
ASSETS
Investments
Number of shares	284,520	460,400	509,232	960,727	272,517	10,360,684	5,143,529	1,328,813	60,804,139	108,568,106	2,460,361	2,240,990

Identified cost	$4,529,417	$8,378,661	$5,167,899	$12,285,121	$2,838,139	$138,171,411	$46,944,604	$17,900,695	$575,030,257	$1,007,119,463	$27,927,576	$21,604,226

Value	$4,030,210	$8,339,154	$5,876,534	$12,126,688	$3,199,344	$136,717,239	$72,986,676	$23,199,586	$556,965,911	$1,001,300,686	$26,901,505	$26,578,147
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	4	87	-	-

Total assets	4,030,210	8,339,154	5,876,534	12,126,688	3,199,344	136,717,239	72,986,676	23,199,586	556,965,915	1,001,300,773	26,901,505	26,578,147

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	-	-	5,085	-	-	-	130	193
Payable to Massachusetts Mutual Life Insurance Company	99	106	138	35	49	139	310	27	-	-	104	184

Total liabilities	99	106	138	35	49	139	5,395	27	-	-	234	377

NET ASSETS	$4,030,111	$8,339,048	$5,876,396	$12,126,653	$3,199,295	$136,717,100	$72,981,281	$23,199,559	$556,965,915	$1,001,300,773	$26,901,271	$26,577,770

Net Assets:
Accumulation units - value	$4,022,016	$8,339,048	$5,476,600	$12,126,653	$3,199,295	$136,717,100	$72,622,542	$23,199,559	$556,965,915	$1,001,300,773	$26,896,929	$25,642,950
Contracts in payout (annuitization) period	8,095	-	399,796	-	-	-	358,739	-	-	-	4,342	934,820

Net assets	$4,030,111	$8,339,048	$5,876,396	$12,126,653	$3,199,295	$136,717,100	$72,981,281	$23,199,559	$556,965,915	$1,001,300,773	$26,901,271	$26,577,770

Outstanding units
Contract owners	298,369	586,038	386,442	824,746	279,376	7,943,777	3,454,803	1,516,385	36,689,881	67,568,784	1,814,841	1,362,608

UNIT VALUE
Panorama Premier	$14.64	$15.32	$-	$-	$12.56	$-	$21.56	$-	$15.05	$-	$15.33	$21.53
Panorama Passage®
Tier 1	14.58	15.26	-	-	12.20	-	21.29	-	14.92	-	15.24	16.63
Tier 2	14.47	15.15	-	-	11.94	-	20.83	-	14.71	-	15.08	16.27
Tier 3	14.75	15.44	-	-	12.74	-	22.03	-	15.26	-	15.49	17.36
Tier 4	14.57	15.25	-	-	12.30	-	21.27	-	14.91	-	15.23	16.76
MassMutual Artistry	14.79	15.48	-	-	8.95	25.45	22.22	-	15.34	-	15.56	15.61
MassMutual Transitions®
Custom Plan	14.95	15.65	15.40	-	-	-	22.93	-	15.66	-	15.80	20.76
Package Plan I	14.95	15.65	15.40	-	-	-	22.93	-	15.66	-	15.80	20.76
Package Plan II	14.71	15.39	14.63	-	-	-	21.85	-	15.18	-	15.43	19.73
Package Plan III	14.54	15.22	14.11	-	-	-	21.12	-	14.84	-	15.18	19.02

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2016

	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account

			(Class I)	(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)
UNIT VALUE (Continued)
MassMutual EvolutionSM
Tier 1	14.54	15.22	14.01	-	-	17.60	16.13	-	14.84	-	15.18	17.22
Tier 2	14.27	14.94	13.31	-	-	17.03	15.32	-	14.32	-	14.78	16.36
Tier 3	14.10	14.76	12.89	-	-	16.68	14.84	-	14.01	-	14.53	15.84
Tier 4	14.27	14.94	13.29	-	-	17.03	15.30	-	14.32	-	14.78	16.33
Tier 5	14.00	14.66	12.62	-	-	16.47	14.53	-	13.82	-	14.39	15.51
Tier 6	13.84	14.49	12.22	-	-	16.13	14.08	-	13.52	-	14.15	15.02
Tier 7	14.20	14.87	13.17	-	-	16.89	15.17	-	14.20	-	14.68	16.19
Tier 8	13.94	14.59	12.49	-	-	16.33	14.39	-	13.70	-	14.29	15.35
Tier 9	14.07	14.73	-	12.74	-	16.61	-	14.60	-	13.68	14.49	-
Tier 10	14.40	15.07	-	13.55	-	17.31	-	15.53	-	14.30	14.98	-
Tier 11	13.81	14.46	-	12.09	-	16.07	-	13.85	-	13.20	14.11	-
Tier 12	14.13	14.80	-	13.11	-	16.75	-	15.02	-	13.83	14.58	-
Tier 13	13.52	14.16	-	11.73	-	15.59	-	13.44	-	12.81	13.69	-
Tier 14	13.78	14.42	-	12.37	-	16.12	-	14.17	-	13.27	14.06	-
MassMutual RetireEase SelectSM
Tier 1	-	-	11.31	-	-	-	12.73	-	-	-	-	12.35
Tier 2	-	-	11.86	-	-	-	13.36	-	-	-	-	12.96
MassMutual Transitions SelectSM
Tier 1	14.81	15.50	16.79	-	-	18.20	18.15	-	15.39	-	15.59	19.17
Tier 2	14.81	15.50	-	16.52	-	18.20	-	17.76	-	15.07	15.59	-
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-	-	-
MassMutual Transitions SelectSM II
Tier 1	10.16	10.89	-	10.26	-	10.72	-	10.56	-	10.37	10.99	-
Tier 2	10.12	10.84	-	10.22	-	10.68	-	10.52	-	10.32	10.94	-
Tier 3	10.16	10.89	-	10.26	-	10.72	-	10.56	-	10.37	10.99	-
MassMutual Capital VantageSM
Tier 1	10.16	10.88	-	10.26	-	10.71	-	10.56	-	10.36	10.98	-
Tier 2	10.20	10.92	-	10.30	-	10.76	-	10.60	-	10.40	11.03	-
Tier 3	10.10	10.82	-	10.20	-	10.66	-	10.50	-	10.30	10.92	-
Tier 4	10.16	10.88	-	10.26	-	10.71	-	10.56	-	10.36	10.98	-
Tier 5	10.15	10.87	-	10.24	-	10.70	-	10.55	-	10.35	10.97	-
Tier 6	10.20	10.92	-	10.30	-	10.76	-	10.60	-	10.40	11.03	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2016

	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account

	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)
ASSETS
Investments
Number of shares	1,534,943	16,554,061	4,491,911	5,594,649	66,274	1,413,684	272,455	12,016,486	19,509,343	10,687,352	2,681,814	5,517,896

Identified cost	$18,778,488	$180,393,589	$51,036,975	$56,617,487	$917,690	$15,528,562	$4,164,025	$153,482,796	$266,529,806	$122,022,760	$35,443,299	$72,652,181

Value	$20,617,180	$168,520,346	$47,031,905	$52,316,832	$931,519	$15,027,460	$3,605,093	$147,107,574	$255,334,052	$125,436,936	$32,568,848	$79,181,803
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	20,617,180	168,520,346	47,031,905	52,316,832	931,519	15,027,460	3,605,093	147,107,574	255,334,052	125,436,936	32,568,848	79,181,803

LIABILITIES
Annuitant mortality fluctuation reserve	-	2,486	-	-	-	171	-	3,777	-	1,363	-	304
Payable to Massachusetts Mutual Life Insurance Company	35	325	11	123	87	200	19	305	9	253	41	183

Total liabilities	35	2,811	11	123	87	371	19	4,082	9	1,616	41	487

NET ASSETS	$20,617,145	$168,517,535	$47,031,894	$52,316,709	$931,432	$15,027,089	$3,605,074	$147,103,492	$255,334,043	$125,435,320	$32,568,807	$79,181,316

Net Assets:
Accumulation units - value	$20,617,145	$164,810,697	$47,031,894	$52,316,709	$931,432	$14,946,104	$3,605,074	$143,830,215	$255,334,043	$122,863,544	$32,568,807	$77,657,413
Contracts in payout (annuitization) period	-	3,706,838	-	-	-	80,985	-	3,273,277	-	2,571,776	-	1,523,903

Net assets	$20,617,145	$168,517,535	$47,031,894	$52,316,709	$931,432	$15,027,089	$3,605,074	$147,103,492	$255,334,043	$125,435,320	$32,568,807	$79,181,316

Outstanding units
Contract owners	1,231,768	12,945,199	3,768,338	4,560,968	98,906	891,625	239,844	9,792,140	18,648,805	8,129,791	2,218,201	2,524,036

UNIT VALUE
Panorama Premier	$-	$13.63	$-	$-	$-	$13.12	$-	$-	$12.37	$14.03	$-	$54.32
Panorama Passage®
Tier 1	-	13.46	-	-	-	13.27	-	18.57	-	13.82	-	40.37
Tier 2	-	13.17	-	-	-	12.98	-	18.17	-	13.52	-	39.50
Tier 3	-	13.93	-	-	-	13.86	-	19.39	-	14.41	-	42.15
Tier 4	-	13.44	-	-	-	13.37	-	18.71	-	13.91	-	40.68
MassMutual Artistry	-	14.04	-	15.43	9.16	10.72	-	18.60	-	14.43	-	32.25
MassMutual Transitions®
Custom Plan	-	14.49	-	-	9.21	18.43	-	17.00	-	17.95	-	36.17
Package Plan I	-	14.49	-	-	9.21	18.43	-	17.00	-	17.95	-	36.17
Package Plan II	-	13.82	-	-	9.13	17.51	-	16.16	-	17.05	-	34.37
Package Plan III	-	13.35	-	-	9.07	16.89	-	15.58	-	16.44	-	33.14

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2016

	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account

	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)
UNIT VALUE (Continued)
MassMutual EvolutionSM
Tier 1	-	12.52	-	11.29	9.07	15.99	-	13.99	-	14.29	-	21.95
Tier 2	-	11.89	-	10.92	8.97	15.19	-	13.29	-	13.57	-	21.03
Tier 3	-	11.52	-	10.70	8.91	14.71	-	12.87	-	13.15	-	20.48
Tier 4	-	11.87	-	10.92	8.97	15.16	-	13.27	-	13.55	-	21.03
Tier 5	-	11.28	-	10.56	8.87	14.40	-	12.60	-	12.87	-	20.15
Tier 6	-	10.92	-	10.35	8.81	13.95	-	12.21	-	12.47	-	19.62
Tier 7	-	11.77	-	10.83	8.95	15.03	-	13.15	-	13.43	-	20.81
Tier 8	-	11.16	-	10.48	8.85	14.26	-	12.47	-	12.74	-	19.94
Tier 9	15.60	-	11.33	10.65	8.90	-	14.47	-	12.67	-	12.94	-
Tier 10	16.59	-	12.05	11.10	9.02	-	15.39	-	13.48	-	13.77	-
Tier 11	14.79	-	10.75	10.30	8.80	-	13.73	-	12.02	-	12.28	-
Tier 12	16.05	-	11.66	10.74	8.92	-	14.89	-	13.04	-	13.32	-
Tier 13	14.36	-	10.43	10.00	8.70	-	13.32	-	11.66	-	11.91	-
Tier 14	15.14	-	11.00	10.34	8.79	-	14.05	-	12.30	-	12.56	-
MassMutual RetireEase SelectSM
Tier 1	-	12.15	-	-	-	14.11	-	13.08	-	10.49	-	19.09
Tier 2	-	12.75	-	-	-	14.81	-	13.73	-	11.00	-	20.02
MassMutual Transitions SelectSM
Tier 1	-	13.17	-	11.67	9.16	19.55	-	14.76	-	16.00	-	22.90
Tier 2	18.78	-	12.89	11.67	9.16	-	19.14	-	14.46	-	15.68	-
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-	-	-
MassMutual Transitions SelectSM II
Tier 1	11.39	-	10.20	9.65	10.02	-	9.80	-	9.91	-	10.21	-
Tier 2	11.35	-	10.15	9.61	9.97	-	9.76	-	9.87	-	10.17	-
Tier 3	11.39	-	10.20	9.65	10.02	-	9.80	-	9.91	-	10.21	-
MassMutual Capital VantageSM
Tier 1	11.39	-	10.19	9.64	10.01	-	9.79	-	9.90	-	10.21	-
Tier 2	11.43	-	10.23	9.68	10.05	-	9.83	-	9.94	-	10.25	-
Tier 3	11.33	-	10.14	9.59	9.96	-	9.74	-	9.85	-	10.15	-
Tier 4	11.39	-	10.19	9.64	10.01	-	9.79	-	9.90	-	10.21	-
Tier 5	11.37	-	10.18	9.63	10.00	-	9.78	-	9.89	-	10.19	-
Tier 6	11.43	-	10.23	9.68	10.05	-	9.83	-	9.94	-	10.25	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2016

	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account

	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)
ASSETS
Investments
Number of shares	4,717,744	15,658,877	3,463,308	33,846,134	183,694,742	2,341,450	3,266,338	1,319,639	9,010,752	1,003,729	753,140	10,443,374

Identified cost	$74,711,668	$167,299,160	$43,789,918	$343,104,791	$2,024,565,925	$27,373,633	$28,487,540	$13,514,204	$137,018,959	$16,053,052	$14,508,387	$98,748,277

Value	$71,215,205	$184,618,165	$44,150,447	$351,322,870	$1,969,560,490	$27,104,243	$30,878,718	$13,279,487	$114,362,551	$12,968,535	$14,305,512	$138,165,833
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	71,215,205	184,618,165	44,150,447	351,322,870	1,969,560,490	27,104,243	30,878,718	13,279,487	114,362,551	12,968,535	14,305,512	138,165,833

LIABILITIES
Annuitant mortality fluctuation reserve	-	2,639	-	-	-	122	211	-	1,868	-	-	1,844
Payable to Massachusetts Mutual Life Insurance Company	21	283	39	226	125	78	221	15	228	21	136	265

Total liabilities	21	2,922	39	226	125	200	432	15	2,096	21	136	2,109

NET ASSETS	$71,215,184	$184,615,243	$44,150,408	$351,322,644	$1,969,560,365	$27,104,043	$30,878,286	$13,279,472	$114,360,455	$12,968,514	$14,305,376	$138,163,724

Net Assets:
Accumulation units - value	$71,215,184	$180,766,548	$44,150,408	$351,322,644	$1,969,560,365	$27,099,991	$30,654,896	$13,279,472	$111,857,518	$12,968,514	$14,305,376	$135,148,041
Contracts in payout (annuitization) period	-	3,848,695	-	-	-	4,052	223,390	-	2,502,937	-	-	3,015,683

Net assets	$71,215,184	$184,615,243	$44,150,408	$351,322,644	$1,969,560,365	$27,104,043	$30,878,286	$13,279,472	$114,360,455	$12,968,514	$14,305,376	$138,163,724

Outstanding units
Contract owners	3,514,218	6,226,253	1,782,027	23,743,681	139,446,724	2,606,803	1,204,534	631,631	4,504,045	559,854	612,066	5,653,797

UNIT VALUE
Panorama Premier	$-	$37.50	$-	$14.61	$-	$10.46	$31.47	$-	$30.42	$-	$-	$31.89
Panorama Passage®
Tier 1	-	39.85	-	14.50	-	10.40	28.43	-	26.95	-	-	31.50
Tier 2	-	38.99	-	14.29	-	10.29	27.81	-	26.37	-	-	30.82
Tier 3	-	41.60	-	14.82	-	10.57	29.68	-	28.14	-	-	32.60
Tier 4	-	40.15	-	14.48	-	10.39	28.64	-	27.15	-	-	31.46
MassMutual Artistry	-	42.13	-	14.90	-	10.62	27.18	-	19.07	-	26.62	32.86
MassMutual Transitions®
Custom Plan	-	33.73	-	15.21	-	10.78	26.16	-	29.37	-	-	33.91
Package Plan I	-	33.73	-	15.21	-	10.78	26.16	-	29.37	-	-	33.91
Package Plan II	-	32.05	-	14.75	-	10.53	24.86	-	27.91	-	-	32.33
Package Plan III	-	30.90	-	14.42	-	10.36	23.97	-	26.91	-	-	31.24

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2016

	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account

	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)
UNIT VALUE (Continued)
MassMutual EvolutionSM
Tier 1	-	27.02	-	14.42	-	10.36	21.10	-	22.26	-	25.87	22.43
Tier 2	-	25.67	-	13.91	-	10.09	20.05	-	21.14	-	25.09	21.31
Tier 3	-	24.86	-	13.61	-	9.92	19.41	-	20.47	-	24.62	20.64
Tier 4	-	25.63	-	13.91	-	10.09	20.01	-	21.11	-	25.09	21.28
Tier 5	-	24.35	-	13.42	-	9.82	19.01	-	20.05	-	24.34	20.21
Tier 6	-	23.58	-	13.13	-	9.66	18.41	-	19.42	-	23.87	19.57
Tier 7	-	25.41	-	13.79	-	10.02	19.84	-	20.92	-	24.90	21.09
Tier 8	-	24.10	-	13.31	-	9.75	18.82	-	19.85	-	24.15	20.00
Tier 9	20.06	-	24.48	-	13.29	9.89	-	19.08	-	20.15	24.52	-
Tier 10	21.15	-	26.04	-	13.90	10.22	-	20.29	-	21.44	25.48	-
Tier 11	19.22	-	23.22	-	12.82	9.63	-	18.09	-	19.11	23.78	-
Tier 12	20.46	-	25.19	-	13.44	9.95	-	19.63	-	20.73	24.71	-
Tier 13	18.65	-	22.53	-	12.44	9.34	-	17.56	-	18.55	23.08	-
Tier 14	19.46	-	23.76	-	12.90	9.59	-	18.51	-	19.56	23.80	-
MassMutual RetireEase SelectSM
Tier 1	-	18.91	-	-	-	-	16.05	-	15.78	-	-	14.87
Tier 2	-	19.84	-	-	-	-	16.84	-	16.55	-	-	15.61
MassMutual Transitions SelectSM
Tier 1	-	29.29	-	14.94	-	10.64	24.45	-	26.79	-	26.68	24.23
Tier 2	22.44	-	28.69	-	14.64	10.64	-	23.91	-	26.24	26.68	-
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-	-	-
MassMutual Transitions SelectSM II
Tier 1	10.48	-	11.90	-	10.31	9.98	-	11.57	-	10.82	12.46	-
Tier 2	10.43	-	11.85	-	10.27	9.94	-	11.52	-	10.78	12.41	-
Tier 3	10.48	-	11.90	-	10.31	9.98	-	11.57	-	10.82	12.46	-
MassMutual Capital VantageSM
Tier 1	10.47	-	11.89	-	10.31	9.97	-	11.56	-	10.81	12.45	-
Tier 2	10.51	-	11.94	-	10.35	10.02	-	11.61	-	10.86	12.50	-
Tier 3	10.41	-	11.83	-	10.25	9.92	-	11.50	-	10.76	12.39	-
Tier 4	10.47	-	11.89	-	10.31	9.97	-	11.56	-	10.81	12.45	-
Tier 5	10.46	-	11.88	-	10.29	9.96	-	11.55	-	10.80	12.44	-
Tier 6	10.51	-	11.94	-	10.35	10.02	-	11.61	-	10.86	12.50	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2016

	MML Small/Mid Cap Value Sub-Account	MML Special Situations Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account	MML U.S. Government Money Market Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account

	(Service Class)	(Service Class I)				(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)
ASSETS
Investments
Number of shares	1,422,082	26,964	939,077	1,523,585	69,669,968	241,086	3,761,105	5,781	597,431	344,464	99,796	1,641,176

Identified cost	$17,710,214	$232,795	$9,768,972	$17,852,588	$72,609,290	$12,901,349	$161,023,843	$62,008	$7,173,782	$2,992,784	$7,292,541	$78,975,947

Value	$19,564,415	$261,283	$8,983,545	$17,462,240	$72,662,398	$11,507,050	$181,887,014	$84,809	$8,877,828	$2,642,040	$7,455,047	$119,231,461
Dividends receivable	-	-	-	-	2	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	19,564,415	261,283	8,983,545	17,462,240	72,662,400	11,507,050	181,887,014	84,809	8,877,828	2,642,040	7,455,047	119,231,461

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	2,420	-	3,140	-	1,180	-	-	1,689
Payable to Massachusetts Mutual Life Insurance Company	34	-	124	103	305	16	278	22	198	-	18	242

Total liabilities	34	-	124	103	2,725	16	3,418	22	1,378	-	18	1,931

NET ASSETS	$19,564,381	$261,283	$8,983,421	$17,462,137	$72,659,675	$11,507,034	$181,883,596	$84,787	$8,876,450	$2,642,040	$7,455,029	$119,229,530

Net Assets:
Accumulation units - value	$19,564,381	$261,283	$8,983,421	$17,462,137	$71,639,592	$11,507,034	$178,452,888	$84,787	$8,837,108	$2,642,040	$7,455,029	$116,738,779
Contracts in payout (annuitization) period	-	-	-	-	1,020,083	-	3,430,708	-	39,342	-	-	2,490,751

Net assets	$19,564,381	$261,283	$8,983,421	$17,462,137	$72,659,675	$11,507,034	$181,883,596	$84,787	$8,876,450	$2,642,040	$7,455,029	$119,229,530

Outstanding units
Contract owners	886,931	23,898	947,781	1,691,159	7,886,513	669,136	10,289,099	6,910	630,503	187,107	413,368	6,350,802

UNIT VALUE
Panorama Premier	$-	$-	$-	$10.31	$9.01	$-	$16.97	$-	$13.75	$14.12	$-	$14.78
Panorama Passage®
Tier 1	-	-	-	10.27	8.93	-	17.01	-	13.54	-	-	14.60
Tier 2	-	-	-	10.19	8.81	-	16.64	-	13.25	-	-	14.29
Tier 3	-	-	-	10.39	9.13	-	17.76	-	14.12	-	-	15.25
Tier 4	-	-	-	10.27	8.93	-	17.14	-	13.63	-	-	14.72
MassMutual Artistry	-	-	11.60	10.42	9.18	-	12.39	-	13.81	-	-	8.14
MassMutual Transitions®
Custom Plan	-	-	-	10.53	9.37	-	18.78	-	14.99	-	-	20.55
Package Plan I	-	-	-	10.53	9.37	-	18.78	-	14.99	-	-	20.55
Package Plan II	-	-	-	10.36	9.09	-	17.84	-	14.24	-	-	19.53
Package Plan III	-	-	-	10.24	8.89	-	17.20	-	13.73	-	-	18.83

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2016

	MML Small/Mid Cap Value Sub-Account	MML Special Situations Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account	MML U.S. Government Money Market Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account

	(Service Class)	(Service Class I)				(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)
UNIT VALUE (Continued)
MassMutual EvolutionSM
Tier 1	-	-	9.18	10.24	8.89	-	16.16	-	11.94	-	-	18.09
Tier 2	-	-	8.88	10.05	8.57	-	15.35	-	11.34	-	-	17.19
Tier 3	-	-	8.69	9.94	8.38	-	14.86	-	10.98	-	-	16.65
Tier 4	-	-	8.88	10.05	8.57	-	15.33	-	11.32	-	-	17.16
Tier 5	-	-	8.59	9.87	8.27	-	14.56	-	10.76	-	-	16.30
Tier 6	-	-	8.41	9.75	8.09	-	14.10	-	10.42	-	-	15.79
Tier 7	-	-	8.80	10.01	8.50	-	15.19	-	11.22	-	-	17.01
Tier 8	-	-	8.51	9.82	8.20	-	14.41	-	10.64	-	-	16.13
Tier 9	20.33	-	8.66	9.91	8.36	14.63	-	10.81	-	-	16.38	-
Tier 10	21.62	-	9.02	10.15	8.74	15.56	-	11.50	-	-	17.43	-
Tier 11	19.28	-	8.37	9.73	8.06	13.88	-	10.25	-	-	15.54	-
Tier 12	20.92	-	8.73	9.96	8.45	15.06	-	11.12	-	-	16.86	-
Tier 13	18.71	-	8.13	9.53	7.83	13.47	-	-	-	-	15.08	-
Tier 14	19.73	-	8.40	9.71	8.11	14.20	-	-	-	-	15.90	-
MassMutual RetireEase SelectSM
Tier 1	-	-	-	-	9.22	-	13.14	-	9.46	-	-	13.31
Tier 2	-	-	-	-	9.32	-	13.79	-	9.92	-	-	13.97
MassMutual Transitions SelectSM
Tier 1	-	-	9.49	10.43	9.21	-	18.45	-	13.22	-	-	20.47
Tier 2	23.75	-	9.49	10.43	9.21	18.07	-	12.95	-	-	20.05	-
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	9.08	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	9.27	-	-	-	-	-	-	-
MassMutual Transitions SelectSM II
Tier 1	11.89	-	9.95	9.99	9.86	-	-	-	-	-	10.07	-
Tier 2	11.84	-	9.91	9.95	9.82	-	-	-	-	-	10.02	-
Tier 3	11.89	-	9.95	9.99	9.86	-	-	-	-	-	10.07	-
MassMutual Capital VantageSM
Tier 1	11.88	10.89	9.94	9.99	9.85	-	-	-	-	-	10.06	-
Tier 2	11.93	10.94	9.99	10.03	9.89	-	-	-	-	-	10.10	-
Tier 3	11.82	10.83	9.89	9.94	9.80	-	-	-	-	-	10.01	-
Tier 4	11.88	10.89	9.94	9.99	9.85	-	-	-	-	-	10.06	-
Tier 5	11.87	10.88	9.93	9.98	9.84	-	-	-	-	-	10.05	-
Tier 6	11.93	10.94	9.99	10.03	9.89	-	-	-	-	-	10.10	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2016

	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Multi- Alternatives Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Government Money Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	PIMCO Commodity RealReturn® Strategy Sub-Account	VY® Clarion Global Real Estate Sub-Account

	(Service)	(Non-Service)		(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)
ASSETS
Investments
Number of shares	1,311,430	5,454,363	129,813	13,235,392	44,271,688	8,061,927	9,668,727	17,246,926	317,603	1,190,272	1,568,764	1,566,983

Identified cost	$48,596,599	$160,827,091	$1,766,332	$73,686,736	$234,810,765	$8,061,927	$23,290,796	$32,430,783	$10,423,527	$27,603,185	$16,629,601	$18,100,653

Value	$47,830,613	$191,011,789	$1,736,353	$68,620,195	$218,702,137	$8,061,927	$22,105,243	$35,873,607	$10,570,862	$33,815,623	$12,471,673	$18,271,024
Dividends receivable	-	-	-	-	-	30	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	180	-	-	-	131	-	-

Total assets	47,830,613	191,011,789	1,736,353	68,620,195	218,702,137	8,062,137	22,105,243	35,873,607	10,570,862	33,815,754	12,471,673	18,271,024

LIABILITIES
Annuitant mortality fluctuation reserve	-	4,424	-	-	6,543	4,243	-	518	-	1,317	119	98
Payable to Massachusetts Mutual Life Insurance Company	47	267	63	14	361	-	18	188	34	-	238	226

Total liabilities	47	4,691	63	14	6,904	4,243	18	706	34	1,317	357	324

NET ASSETS	$47,830,566	$191,007,098	$1,736,290	$68,620,181	$218,695,233	$8,057,894	$22,105,225	$35,872,901	$10,570,828	$33,814,437	$12,471,316	$18,270,700

Net Assets:
Accumulation units - value	$47,830,566	$187,611,227	$1,736,290	$68,620,181	$214,904,320	$7,898,152	$22,105,225	$34,911,696	$10,570,828	$33,572,079	$12,168,147	$17,410,485
Contracts in payout (annuitization) period	-	3,395,871	-	-	3,790,913	159,742	-	961,205	-	242,358	303,169	860,215

Net assets	$47,830,566	$191,007,098	$1,736,290	$68,620,181	$218,695,233	$8,057,894	$22,105,225	$35,872,901	$10,570,828	$33,814,437	$12,471,316	$18,270,700

Outstanding units
Contract owners	2,429,442	8,685,167	179,042	4,528,125	13,230,514	769,084	1,142,092	1,727,776	578,264	1,636,217	2,151,246	1,330,784

UNIT VALUE
Panorama Premier	$-	$27.42	$-	$-	$20.89	$12.09	$-	$29.23	$-	$17.94	$5.73	$13.71
Panorama Passage®
Tier 1	-	27.09	-	-	20.47	10.41	-	18.85	-	18.29	5.67	13.58
Tier 2	-	26.51	-	-	20.02	10.19	-	18.45	-	17.89	5.58	13.35
Tier 3	-	28.29	-	-	21.37	10.87	-	19.68	-	19.10	5.83	13.94
Tier 4	-	27.30	-	-	20.62	10.49	-	19.00	-	18.43	5.67	13.56
MassMutual Artistry	-	18.88	9.64	-	20.66	10.55	-	13.91	-	16.60	5.86	14.03
MassMutual Transitions®
Custom Plan	-	24.33	9.70	-	20.20	10.43	-	22.39	-	22.82	6.01	14.38
Package Plan I	-	24.33	9.70	-	20.20	10.43	-	22.39	-	22.82	6.01	14.38
Package Plan II	-	23.12	9.61	-	19.20	9.91	-	21.27	-	21.69	5.79	13.86
Package Plan III	-	22.29	9.55	-	18.51	9.55	-	20.51	-	20.91	5.64	13.49

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2016

	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Multi- Alternatives Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Government Money Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	PIMCO Commodity RealReturn® Strategy Sub-Account	VY® Clarion Global Real Estate Sub-Account

	(Service)	(Non-Service)		(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)
UNIT VALUE (Continued)
MassMutual EvolutionSM
Tier 1	-	19.20	9.55	-	15.28	9.62	-	18.89	-	19.64	5.64	13.49
Tier 2	-	18.24	9.45	-	14.52	9.14	-	17.95	-	18.65	5.40	12.92
Tier 3	-	17.66	9.38	-	14.06	8.85	-	17.38	-	18.06	5.26	12.58
Tier 4	-	18.21	9.45	-	14.50	9.13	-	17.92	-	18.62	5.40	12.92
Tier 5	-	17.30	9.35	-	13.77	8.67	-	17.02	-	17.69	5.17	12.38
Tier 6	-	16.75	9.28	-	13.34	8.40	-	16.48	-	17.13	5.04	12.06
Tier 7	-	18.05	9.42	-	14.37	9.05	-	17.76	-	18.46	5.34	12.79
Tier 8	-	17.12	9.32	-	13.63	8.58	-	16.85	-	17.51	5.12	12.26
Tier 9	17.39	-	9.37	13.81	-	-	17.06	-	17.78	-	5.26	12.58
Tier 10	18.49	-	9.50	14.69	-	-	18.15	-	18.91	-	5.54	13.26
Tier 11	16.49	-	9.27	13.10	-	-	16.18	-	16.86	-	5.04	12.05
Tier 12	17.89	-	9.40	14.21	-	-	17.55	-	18.29	-	5.36	12.83
Tier 13	16.00	-	9.16	12.72	-	-	15.70	-	16.37	-	4.89	11.70
Tier 14	16.87	-	9.26	13.41	-	-	16.56	-	17.26	-	5.10	12.21
MassMutual RetireEase SelectSM
Tier 1	-	12.10	-	-	12.71	-	-	10.45	-	14.72	5.74	10.97
Tier 2	-	12.69	-	-	13.33	-	-	10.96	-	15.44	6.02	11.51
MassMutual Transitions SelectSM
Tier 1	-	22.45	9.65	-	16.02	10.16	-	22.14	-	22.24	5.88	14.07
Tier 2	21.99	-	9.65	15.66	-	-	21.62	-	21.78	-	5.88	14.07
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-	-	-
MassMutual Transitions SelectSM II
Tier 1	9.58	-	9.98	10.20	-	-	9.42	-	10.89	-	-	-
Tier 2	9.54	-	9.94	10.16	-	-	9.38	-	10.85	-	-	-
Tier 3	9.58	-	9.98	10.20	-	-	9.42	-	10.89	-	-	-
MassMutual Capital VantageSM
Tier 1	9.57	-	9.98	10.19	-	-	9.41	-	10.89	-	-	-
Tier 2	9.61	-	10.02	10.24	-	-	9.45	-	10.93	-	-	-
Tier 3	9.52	-	9.93	10.14	-	-	9.36	-	10.83	-	-	-
Tier 4	9.57	-	9.98	10.19	-	-	9.41	-	10.89	-	-	-
Tier 5	9.56	-	9.97	10.18	-	-	9.40	-	10.87	-	-	-
Tier 6	9.61	-	10.02	10.24	-	-	9.45	-	10.93	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2016

	BlackRock iShares® Alternative Strategies V.I. Sub-Account	BlackRock iShares® Dynamic Allocation V.I. Sub-Account	BlackRock iShares® Dynamic Fixed Income V.I. Sub-Account	BlackRock iShares® Equity Appreciation V.I. Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account
	(Class III)	(Class III)	(Class III)	(Class III)	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)

Investment income
Dividends	$14,338	$6,943	$19,162	$8,867	$2,023,797	$713,299	$99,365	$185,329	$-	$-	$-	$-

Expenses
Mortality and expense risk fee and administrative charges	3,347	2,623	8,076	2,762	3,119,013	1,433,535	81,361	204,734	152,621	229,389	61,705	94,986

Net investment income (loss)	10,991	4,320	11,086	6,105	(1,095,216)	(720,236)	18,004	(19,405)	(152,621)	(229,389)	(61,705)	(94,986)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,026	(1)	1,091	5,468	5,963,373	4,414,463	483,557	747,554	1,115,266	(63,079)	164,956	(78,617)
Realized gain distribution	-	-	-	-	20,583,482	8,437,982	-	-	1,994,574	2,483,576	250,803	342,683

Realized gain (loss)	1,026	(1)	1,091	5,468	26,546,855	12,852,445	483,557	747,554	3,109,840	2,420,497	415,759	264,066

Change in net unrealized appreciation/depreciation of investments	(5,481)	10,667	(8,963)	17,813	(9,171,343)	(5,287,617)	405,181	1,022,793	(4,852,214)	(4,791,562)	(515,023)	(376,222)

Net gain (loss) on investments	(4,455)	10,666	(7,872)	23,281	17,375,512	7,564,828	888,738	1,770,347	(1,742,374)	(2,371,065)	(99,264)	(112,156)

Net increase (decrease) in net assets resulting from operations	6,536	14,986	3,214	29,386	16,280,296	6,844,592	906,742	1,750,942	(1,894,995)	(2,600,454)	(160,969)	(207,142)

Capital transactions:
Transfer of net premiums	409,658	228,422	738,605	520,880	4,188,487	12,608,325	483,751	951,298	355,274	449,699	165,744	258,915
Transfers due to death benefits	-	-	-	-	(1,874,019)	(443,390)	(49,065)	(127,505)	(213,073)	(26,060)	(75,073)	(8,266)
Transfers due to annuity benefit payments	-	-	-	-	(523,031)	-	(24,525)	-	(31,402)	-	(11,572)	-
Transfers due to withdrawal of funds	(6,373)	173	(62,795)	(1,980)	(24,021,926)	(7,748,569)	(705,762)	(964,614)	(1,362,605)	(1,523,384)	(595,173)	(679,497)
Transfers due to loans, net of repayments	-	-	-	-	16,610	-	(6,497)	-	(2,535)	-	97	-
Transfers due to cost of insurance	-	-	-	-	(747,625)	(165,037)	(6,882)	(6,423)	(16,938)	(8,290)	(8,590)	(1,951)
Transfers due to contingent deferred sales charges	-	-	-	-	(1,204)	-	(18)	-	(176)	-	(74)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	-	(63,690)	-	683	-	(1,602)	-	3,189	-
Transfers between Sub-Accounts and to/from Fixed Account	57,425	333	48,966	(950)	(3,501,519)	1,122,773	810,486	2,569,855	(389,932)	(3,116,073)	(253,012)	(604,754)

Net increase (decrease) in net assets resulting from capital transactions	460,710	228,928	724,776	517,950	(26,527,917)	5,374,102	502,171	2,422,611	(1,662,989)	(4,224,108)	(774,464)	(1,035,553)

Total increase (decrease)	467,246	243,914	727,990	547,336	(10,247,621)	12,218,694	1,408,913	4,173,553	(3,557,984)	(6,824,562)	(935,433)	(1,242,695)

NET ASSETS, at beginning of the year	87,946	119,445	387,172	64,955	266,752,622	106,079,060	6,428,727	12,233,723	15,699,247	20,829,685	6,455,998	8,025,462

NET ASSETS, at end of the year	$555,192	$363,359	$1,115,162	$612,291	$256,505,001	$118,297,754	$7,837,640	$16,407,276	$12,141,263	$14,005,123	$5,520,565	$6,782,767

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	Ivy Funds Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Asset Momentum Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account
		(Initial Class)	(Service Class)	(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)

Investment income
Dividends	$70,726	$540,340	$924,943	$4,308	$2,615,518	$9,076,660	$1,360,719	$1,001,145	$-	$-	$2,196,517	$7,810,262

Expenses
Mortality and expense risk fee and administrative charges	173,853	436,843	868,665	5,546	1,445,829	5,916,260	752,926	714,506	540,703	568,966	1,164,870	5,121,546

Net investment income (loss)	(103,127)	103,497	56,278	(1,238)	1,169,689	3,160,400	607,793	286,639	(540,703)	(568,966)	1,031,647	2,688,716

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,786,975)	427,360	907,112	7,204	3,872,192	5,659,590	1,927,344	645,921	2,991,327	935,861	(1,703,155)	(6,993,901)
Realized gain distribution	-	3,694,323	7,461,135	-	7,728,571	30,031,130	6,052,098	4,650,473	5,840,456	5,513,029	4,886,693	19,296,742

Realized gain (loss)	(1,786,975)	4,121,683	8,368,247	7,204	11,600,763	35,690,720	7,979,442	5,296,394	8,831,783	6,448,890	3,183,538	12,302,841

Change in net unrealized appreciation/depreciation of investments	1,398,681	(1,769,443)	(3,664,901)	45,471	(7,426,521)	(20,464,663)	(3,570,461)	(1,663,148)	(8,588,509)	(6,110,873)	(39,746)	(419,944)

Net gain (loss) on investments	(388,294)	2,352,240	4,703,346	52,675	4,174,242	15,226,057	4,408,981	3,633,246	243,274	338,017	3,143,792	11,882,897

Net increase (decrease) in net assets resulting from operations	(491,421)	2,455,737	4,759,624	51,437	5,343,931	18,386,457	5,016,774	3,919,885	(297,429)	(230,949)	4,175,439	14,571,613

Capital transactions:
Transfer of net premiums	1,279,909	2,204,983	6,538,977	712,800	1,375,277	28,889,325	1,464,806	10,085,775	1,421,686	6,757,619	2,523,891	24,686,060
Transfers due to death benefits	(242,287)	(46,062)	(62,425)	-	(1,390,442)	(2,878,133)	(697,396)	(146,568)	(529,237)	(120,370)	(2,124,348)	(1,971,179)
Transfers due to annuity benefit payments	-	-	-	-	-	-	(129,879)	-	(74,071)	-	(302)	-
Transfers due to withdrawal of funds	(558,287)	(3,177,894)	(4,667,355)	(111,051)	(14,854,276)	(29,348,404)	(5,967,465)	(2,416,032)	(4,795,226)	(3,314,654)	(12,856,038)	(44,016,879)
Transfers due to loans, net of repayments	-	4,296	-	-	(1,700)	-	14,384	-	(10,127)	-	(2,121)	-
Transfers due to cost of insurance	906	(105,514)	(76,280)	-	(753,352)	(2,278,784)	(102,360)	(58,394)	(88,544)	(46,849)	(585,271)	(1,787,234)
Transfers due to contingent deferred sales charges	-	(427)	-	-	-	-	(1,113)	-	(466)	-	(134)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	-	-	-	17,527	-	12,396	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(1,878,390)	(1,640,526)	(851,768)	34,099	(695,124)	(1,852,114)	754,736	1,079,234	565,535	1,880,470	3,625,161	34,063,332

Net increase (decrease) in net assets resulting from capital transactions	(1,398,149)	(2,761,144)	881,149	635,848	(16,319,617)	(7,468,110)	(4,646,760)	8,544,015	(3,498,054)	5,156,216	(9,419,162)	10,974,100

Total increase (decrease)	(1,889,570)	(305,407)	5,640,773	687,285	(10,975,686)	10,918,347	370,014	12,463,900	(3,795,483)	4,925,267	(5,243,723)	25,545,713

NET ASSETS, at beginning of the year	12,900,869	35,674,422	68,002,165	137,680	121,174,809	427,863,488	64,229,985	47,553,483	51,367,155	42,473,882	96,367,633	338,660,784

NET ASSETS, at end of the year	$11,011,299	$35,369,015	$73,642,938	$824,965	$110,199,123	$438,781,835	$64,599,999	$60,017,383	$47,571,672	$47,399,149	$91,123,910	$364,206,497

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	MML Core Allocation Sub-Account	MML Dynamic Bond Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Equity Rotation Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account
		(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)	(Service Class I)		(Initial Class)	(Service Class)

Investment income
Dividends	$15,943,776	$58,375	$437,921	$1,123,086	$3,759,575	$1,211,150	$820,171	$617,842	$3,129	$67,699	$3,218,790	$193,084

Expenses
Mortality and expense risk fee and administrative charges	11,974,099	19,381	310,930	998,892	2,328,439	878,061	687,381	523,778	1,825	74,903	2,042,085	148,765

Net investment income (loss)	3,969,677	38,994	126,991	124,194	1,431,136	333,089	132,790	94,064	1,304	(7,204)	1,176,705	44,319

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	17,743,784	17,379	830,409	1,763,760	3,944,736	1,406,456	8,088,078	1,506,262	1,112	(491,640)	3,738,798	(48,558)
Realized gain distribution	65,831,830	-	1,601,157	4,678,832	19,034,949	6,930,496	1,168,462	962,234	-	363,461	-	-

Realized gain (loss)	83,575,614	17,379	2,431,566	6,442,592	22,979,685	8,336,952	9,256,540	2,468,496	1,112	(128,179)	3,738,798	(48,558)

Change in net unrealized appreciation/depreciation of investments	(26,662,730)	(30,938)	158,052	1,247,045	5,418,733	1,955,871	(4,630,879)	1,091,337	34,559	962,576	(4,789,204)	(50,923)

Net gain (loss) on investments	56,912,884	(13,559)	2,589,618	7,689,637	28,398,418	10,292,823	4,625,661	3,559,833	35,671	834,397	(1,050,406)	(99,481)

Net increase (decrease) in net assets resulting from operations	60,882,561	25,435	2,716,609	7,813,831	29,829,554	10,625,912	4,758,451	3,653,897	36,975	827,193	126,299	(55,162)

Capital transactions:
Transfer of net premiums	81,224,142	2,602,426	571,537	8,213,528	2,244,942	5,368,834	559,456	2,258,599	248,903	384,326	2,022,027	343,450
Transfers due to death benefits	(1,578,218)	-	(335,269)	(281,264)	(1,601,012)	(141,117)	(735,174)	(65,812)	-	(22,559)	(1,347,803)	(100,165)
Transfers due to annuity benefit payments	(18,615)	-	(46,884)	-	(285,418)	-	(212,374)	-	-	-	(250,378)	-
Transfers due to withdrawal of funds	(43,996,384)	(66,593)	(2,039,531)	(3,375,072)	(19,457,967)	(3,672,650)	(6,111,317)	(1,542,308)	(1,173)	(858,026)	(16,620,224)	(619,068)
Transfers due to loans, net of repayments	(6,479)	-	(12,430)	-	5,333	-	2,174	-	-	(4,198)	1,995	-
Transfers due to cost of insurance	(5,586,192)	-	(63,852)	(361,846)	(653,151)	(367,054)	(20,738)	(168,729)	-	1,058	(634,923)	(26,592)
Transfers due to contingent deferred sales charges	-	-	(187)	-	(267)	-	(162)	-	-	-	(100)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	2,032	-	(24,060)	-	(38,191)	-	25,865	-	-	-	(78,508)	-
Transfers between Sub-Accounts and to/from Fixed Account	34,973,576	(41,178)	(67,077)	936,314	(7,275,952)	2,579,721	(6,769,161)	(663,552)	2,383	(503,813)	3,000,654	(710,242)

Net increase (decrease) in net assets resulting from capital transactions	65,013,862	2,494,655	(2,017,753)	5,131,660	(27,061,683)	3,767,734	(13,261,431)	(181,802)	250,113	(1,003,212)	(13,907,260)	(1,112,617)

Total increase (decrease)	125,896,423	2,520,090	698,856	12,945,491	2,767,871	14,393,646	(8,502,980)	3,472,095	287,088	(176,019)	(13,780,961)	(1,167,779)

NET ASSETS, at beginning of the year	807,083,244	283,543	26,423,971	69,099,138	192,181,207	63,274,981	55,127,031	38,684,734	29,575	6,339,348	169,934,072	11,398,372

NET ASSETS, at end of the year	$932,979,667	$2,803,633	$27,122,827	$82,044,629	$194,949,078	$77,668,627	$46,624,051	$42,156,829	$316,663	$6,163,329	$156,153,111	$10,230,593

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account
			(Class I)	(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)

Investment income
Dividends	$17,511	$87,695	$74,537	$116,936	$35,482	$261,531	$764,006	$171,221	$10,451,081	$16,338,690	$1,709,818	$449,221

Expenses
Mortality and expense risk fee and administrative charges	39,865	94,401	73,505	163,137	40,151	1,716,905	767,861	263,911	7,098,755	12,293,817	316,494	288,621

Net investment income (loss)	(22,354)	(6,706)	1,032	(46,201)	(4,669)	(1,455,374)	(3,855)	(92,690)	3,352,326	4,044,873	1,393,324	160,600

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(65,223)	(89,636)	353,205	196,302	108,507	5,329,724	2,313,732	888,921	2,192,941	29,109,290	(699,173)	562,593
Realized gain distribution	387,432	517,301	512,626	941,843	238,926	28,439,173	-	-	57,496,131	104,164,196	-	2,207,410

Realized gain (loss)	322,209	427,665	865,831	1,138,145	347,433	33,768,897	2,313,732	888,921	59,689,072	133,273,486	(699,173)	2,770,003

Change in net unrealized appreciation/depreciation of investments	(214,584)	407,086	(497,775)	(481,064)	(161,316)	(23,003,384)	3,017,415	677,725	(30,096,856)	(81,075,025)	2,563,167	647,222

Net gain (loss) on investments	107,625	834,751	368,056	657,081	186,117	10,765,513	5,331,147	1,566,646	29,592,216	52,198,461	1,863,994	3,417,225

Net increase (decrease) in net assets resulting from operations	85,271	828,045	369,088	610,880	181,448	9,310,139	5,327,292	1,473,956	32,944,542	56,243,334	3,257,318	3,577,825

Capital transactions:
Transfer of net premiums	863,415	1,450,913	96,734	1,378,580	287,513	12,067,146	866,245	4,053,941	10,740,078	27,331,686	3,008,779	537,943
Transfers due to death benefits	(14,845)	(32,363)	(22,897)	(40,253)	(63,530)	(802,101)	(583,559)	(165,848)	(1,612,148)	(4,120,571)	(229,600)	(382,537)
Transfers due to annuity benefit payments	(1,085)	-	(28,214)	-	-	-	(35,958)	-	-	-	(557)	(69,052)
Transfers due to withdrawal of funds	(208,963)	(1,491,028)	(698,278)	(514,559)	(278,732)	(7,154,700)	(6,370,251)	(940,898)	(36,437,909)	(59,998,925)	(2,956,994)	(2,083,143)
Transfers due to loans, net of repayments	(174)	(218)	-	-	(5,431)	(192)	6,721	-	(13,292)	-	(4,571)	1,862
Transfers due to cost of insurance	(118)	1,429	(17,608)	(39,740)	-	(566,737)	(112,594)	(40,935)	(4,400,667)	(5,873,942)	1,374	(35,921)
Transfers due to contingent deferred sales charges	-	-	-	-	(263)	-	(239)	-	(154)	-	-	(675)
Transfers due to net charge (credit) to annuitant mortality fluctuation	401	-	6,223	-	-	-	8,984	-	-	-	187	(7,357)
Transfers between Sub-Accounts and to/from Fixed Account	508,442	508,999	(238,878)	90,861	35,785	(1,186,505)	(1,330,534)	22,181	(4,786,577)	(15,660,050)	966,809	(564,455)

Net increase (decrease) in net assets resulting from capital transactions	1,147,073	437,732	(902,918)	874,889	(24,658)	2,356,911	(7,551,185)	2,928,441	(36,510,669)	(58,321,802)	785,427	(2,603,335)

Total increase (decrease)	1,232,344	1,265,777	(533,830)	1,485,769	156,790	11,667,050	(2,223,893)	4,402,397	(3,566,127)	(2,078,468)	4,042,745	974,490

NET ASSETS, at beginning of the year	2,797,767	7,073,271	6,410,226	10,640,884	3,042,505	125,050,050	75,205,174	18,797,162	560,532,042	1,003,379,241	22,858,526	25,603,280

NET ASSETS, at end of the year	$4,030,111	$8,339,048	$5,876,396	$12,126,653	$3,199,295	$136,717,100	$72,981,281	$23,199,559	$556,965,915	$1,001,300,773	$26,901,271	$26,577,770

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account
	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)

Investment income
Dividends	$277,905	$4,213,244	$1,014,617	$615,263	$17,637	$20,029	$-	$4,418,045	$6,511,318	$2,221,255	$494,437	$-

Expenses
Mortality and expense risk fees and administrative charges	240,419	2,300,066	662,656	714,710	13,446	165,471	45,763	1,940,014	3,443,879	1,626,282	449,124	906,746

Net investment income (loss)	37,486	1,913,178	351,961	(99,447)	4,191	(145,442)	(45,763)	2,478,031	3,067,439	594,973	45,313	(906,746)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	738,998	(1,593,481)	(898,701)	(108,692)	(102,785)	223,644	(114,043)	(507,120)	(736,884)	542,364	742,005	3,957,413
Realized gain distribution	1,563,913	-	-	3,844,754	2,189	1,391,311	316,826	699,901	1,072,185	23,898,714	6,196,954	10,495,189

Realized gain (loss)	2,302,911	(1,593,481)	(898,701)	3,736,062	(100,596)	1,614,955	202,783	192,781	335,301	24,441,078	6,938,959	14,452,602

Change in net unrealized appreciation/depreciation of investments	201,463	6,864,745	2,226,642	(2,819,440)	134,077	(1,723,247)	(240,430)	(118,571)	(999,599)	(22,216,824)	(6,347,447)	(9,739,952)

Net gain (loss) on investments	2,504,374	5,271,264	1,327,941	916,622	33,481	(108,292)	(37,647)	74,210	(664,298)	2,224,254	591,512	4,712,650

Net increase (decrease) in net assets resulting from operations	2,541,860	7,184,442	1,679,902	817,175	37,672	(253,734)	(83,410)	2,552,241	2,403,141	2,819,227	636,825	3,805,904

Capital transactions:
Transfer of net premiums	2,565,257	2,072,849	2,978,792	2,531,264	203,227	134,658	621,531	2,186,523	25,110,327	1,608,952	1,571,204	1,799,198
Transfers due to death benefits	(89,694)	(1,983,340)	(791,126)	(233,918)	(3,742)	(68,474)	(32,807)	(2,052,375)	(1,147,829)	(1,019,826)	(115,268)	(773,629)
Transfers due to annuity benefit payments	-	(324,171)	-	-	-	(9,679)	-	(269,038)	-	(194,035)	-	(120,271)
Transfers due to withdrawal of funds	(1,600,206)	(20,583,057)	(5,193,174)	(3,247,002)	(257,212)	(1,140,018)	(239,970)	(18,813,732)	(14,184,535)	(13,415,169)	(2,082,946)	(7,580,220)
Transfers due to loans, net of repayments	-	2,283	-	1,489	-	912	-	6,193	-	1,823	-	(5,271)
Transfers due to cost of insurance	(30,728)	(664,483)	(138,950)	(245,763)	(27)	(20,788)	(3,306)	(471,525)	(1,345,824)	(517,363)	(166,662)	(112,344)
Transfers due to contingent deferred sales charges	-	(59)	-	-	-	(144)	-	(281)	(66)	(364)	-	(1,489)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(23,464)	-	-	-	(3,723)	-	(32,676)	-	(43,100)	-	(42,608)
Transfers between Sub-Accounts and to/from Fixed Account	330,933	(2,993,999)	681,818	(1,477,468)	(443,779)	(286,709)	(157,339)	1,531,589	4,492,414	1,481,944	(456,966)	(1,027,723)

Net increase (decrease) in net assets resulting from capital transactions	1,175,562	(24,497,441)	(2,462,640)	(2,671,398)	(501,533)	(1,393,965)	188,109	(17,915,322)	12,924,487	(12,097,138)	(1,250,638)	(7,864,357)

Total increase (decrease)	3,717,422	(17,312,999)	(782,738)	(1,854,223)	(463,861)	(1,647,699)	104,699	(15,363,081)	15,327,628	(9,277,911)	(613,813)	(4,058,453)

NET ASSETS, at beginning of the year	16,899,723	185,830,534	47,814,632	54,170,932	1,395,293	16,674,788	3,500,375	162,466,573	240,006,415	134,713,231	33,182,620	83,239,769

NET ASSETS, at end of the year	$20,617,145	$168,517,535	$47,031,894	$52,316,709	$931,432	$15,027,089	$3,605,074	$147,103,492	$255,334,043	$125,435,320	$32,568,807	$79,181,316

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)

Investment income
Dividends	$-	$2,801,082	$550,572	$7,326,637	$36,427,389	$474,227	$301,080	$97,330	$-	$-	$45,589	$719,005

Expenses
Mortality and expense risk fees and administrative charges	912,872	2,203,085	513,817	4,421,719	26,543,325	324,206	320,947	155,549	1,439,816	151,305	145,721	1,630,970

Net investment income (loss)	(912,872)	597,997	36,755	2,904,918	9,884,064	150,021	(19,867)	(58,219)	(1,439,816)	(151,305)	(100,132)	(911,965)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,950,609	7,776,949	388,383	5,128,138	47,445,531	(187,730)	751,163	(28,359)	(1,699,480)	(594,615)	(249,724)	13,216,575
Realized gain distribution	9,296,846	16,878,654	3,795,883	24,489,243	137,512,376	-	648,527	268,264	19,640,484	2,198,947	1,436,763	8,330,280

Realized gain (loss)	11,247,455	24,655,603	4,184,266	29,617,381	184,957,907	(187,730)	1,399,690	239,905	17,941,004	1,604,332	1,187,039	21,546,855

Change in net unrealized appreciation/depreciation of investments	(7,343,933)	10,005,324	3,059,828	(13,566,751)	(96,850,678)	269,099	3,170,953	1,643,571	(4,471,397)	(120,028)	2,076,585	7,197,453

Net gain (loss) on investments	3,903,522	34,660,927	7,244,094	16,050,630	88,107,229	81,369	4,570,643	1,883,476	13,469,607	1,484,304	3,263,624	28,744,308

Net increase (decrease) in net assets resulting from operations	2,990,650	35,258,924	7,280,849	18,955,548	97,991,293	231,390	4,550,776	1,825,257	12,029,791	1,332,999	3,163,492	27,832,343

Capital transactions:
Transfer of net premiums	7,232,073	2,902,610	4,518,917	4,055,643	117,043,536	5,849,425	397,647	1,104,762	1,454,194	807,601	1,856,027	1,947,526
Transfers due to death benefits	(177,965)	(1,450,757)	(143,537)	(1,903,277)	(8,577,290)	(206,976)	(248,249)	(9,420)	(889,065)	(11,579)	(47,859)	(833,938)
Transfers due to annuity benefit payments	-	(265,123)	-	-	-	(560)	(17,094)	-	(168,300)	-	-	(205,913)
Transfers due to withdrawal of funds	(4,533,060)	(19,369,676)	(1,899,713)	(29,659,290)	(111,605,356)	(4,395,546)	(2,369,474)	(566,821)	(12,799,270)	(678,507)	(819,475)	(13,598,480)
Transfers due to loans, net of repayments	-	342	-	5,522	-	(102)	7,693	-	1,022	-	(1,886)	7,618
Transfers due to cost of insurance	(192,313)	(568,420)	(127,699)	(2,570,198)	(12,117,402)	826	(37,451)	(9,941)	(437,196)	(25,518)	(12,915)	(472,281)
Transfers due to contingent deferred sales charges	-	(1,419)	-	(6)	-	-	(295)	-	(188)	-	-	(38)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(102,587)	-	-	-	205	4,777	-	(64,192)	-	-	(55,329)
Transfers between Sub-Accounts and to/from Fixed Account	(1,037,891)	(12,679,932)	1,557,636	2,096,349	(36,202,437)	5,146,166	(778,594)	(219,505)	(5,323,946)	168,671	133,169	(9,651,784)

Net increase (decrease) in net assets resulting from capital transactions	1,290,844	(31,534,962)	3,905,604	(27,975,257)	(51,458,949)	6,393,438	(3,041,040)	299,075	(18,226,941)	260,668	1,107,061	(22,862,619)

Total increase (decrease)	4,281,494	3,723,962	11,186,453	(9,019,709)	46,532,344	6,624,828	1,509,736	2,124,332	(6,197,150)	1,593,667	4,270,553	4,969,724

NET ASSETS, at beginning of the year	66,933,690	180,891,281	32,963,955	360,342,353	1,923,028,021	20,479,215	29,368,550	11,155,140	120,557,605	11,374,847	10,034,823	133,194,000

NET ASSETS, at end of the year	$71,215,184	$184,615,243	$44,150,408	$351,322,644	$1,969,560,365	$27,104,043	$30,878,286	$13,279,472	$114,360,455	$12,968,514	$14,305,376	$138,163,724

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	MML Small/Mid Cap Value Sub-Account	MML Special Situations Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account	MML U.S. Government Money Market Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account
	(Service Class)	(Service Class I)				(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)

Investment income
Dividends	$53,617	$1,018	$20,711	$307,133	$97	$13,439	$782,028	$2,144	$220,601	$104,926	$-	$-

Expenses
Mortality and expense risk fees and administrative charges	221,792	1,942	108,919	236,953	865,036	163,312	2,346,562	1,386	103,634	37,153	100,185	1,581,490

Net investment income (loss)	(168,175)	(924)	(88,208)	70,180	(864,939)	(149,873)	(1,564,534)	758	116,967	67,773	(100,185)	(1,581,490)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	669,619	382	(230,691)	(109,533)	22,941	289,526	10,591,630	9,984	92,549	(145,923)	422,216	11,389,706
Realized gain distribution	1,081,940	-	-	-	-	1,228,294	19,814,418	-	-	-	614,235	9,851,301

Realized gain (loss)	1,751,559	382	(230,691)	(109,533)	22,941	1,517,820	30,406,048	9,984	92,549	(145,923)	1,036,451	21,241,007

Change in net unrealized appreciation/depreciation of investments	2,030,523	29,098	733,814	168,790	57,374	(1,870,380)	(35,808,995)	(7,032)	164,898	136,333	(881,219)	(18,418,751)

Net gain (loss) on investments	3,782,082	29,480	503,123	59,257	80,315	(352,560)	(5,402,947)	2,952	257,447	(9,590)	155,232	2,822,256

Net increase (decrease) in net assets resulting from operations	3,613,907	28,556	414,915	129,437	(784,624)	(502,433)	(6,967,481)	3,710	374,414	58,183	55,047	1,240,766

Capital transactions:
Transfer of net premiums	1,516,746	131,810	893,611	2,805,521	7,557,192	486,068	2,204,939	-	10,166	-	597,604	1,659,931
Transfers due to death benefits	(64,049)	-	(23,566)	(77,104)	(737,196)	(3,076)	(1,715,522)	-	(155,372)	(28,756)	(12,234)	(876,035)
Transfers due to annuity benefit payments	-	-	-	-	(102,574)	-	(258,961)	-	(5,360)	-	-	(178,286)
Transfers due to withdrawal of funds	(1,149,329)	(1,820)	(723,322)	(2,599,196)	(17,412,032)	(667,750)	(20,596,448)	(31,294)	(720,845)	(277,072)	(643,013)	(13,064,173)
Transfers due to loans, net of repayments	-	-	(545)	(915)	32,595	-	2,181	-	2,956	-	-	2,020
Transfers due to cost of insurance	(40,480)	-	(15,751)	(354)	(106,483)	(18,764)	(650,583)	(207)	(7,983)	-	(5,792)	(452,599)
Transfers due to contingent deferred sales charges	-	-	-	-	(1,446)	-	(299)	-	(116)	(56)	-	(279)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	-	19,063	-	(55,312)	-	1,850	-	-	(59,091)
Transfers between Sub-Accounts and to/from Fixed Account	(236,011)	3,817	846,288	1,472,621	9,676,036	(481,146)	5,760,050	-	(158,482)	(41,309)	(375,545)	(1,476,993)

Net increase (decrease) in net assets resulting from capital transactions	26,877	133,807	976,715	1,600,573	(1,074,845)	(684,668)	(15,309,955)	(31,501)	(1,033,186)	(347,193)	(438,980)	(14,445,505)

Total increase (decrease)	3,640,784	162,363	1,391,630	1,730,010	(1,859,469)	(1,187,101)	(22,277,436)	(27,791)	(658,772)	(289,010)	(383,933)	(13,204,739)

NET ASSETS, at beginning of the year	15,923,597	98,920	7,591,791	15,732,127	74,519,144	12,694,135	204,161,032	112,578	9,535,222	2,931,050	7,838,962	132,434,269

NET ASSETS, at end of the year	$19,564,381	$261,283	$8,983,421	$17,462,137	$72,659,675	$11,507,034	$181,883,596	$84,787	$8,876,450	$2,642,040	$7,455,029	$119,229,530

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Multi- Alternatives Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Government Money Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	PIMCO Commodity RealReturn® Strategy Sub-Account	VY® Clarion Global Real Estate Sub-Account
	(Service)	(Non-Service)		(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)

Investment income
Dividends	$352,851	$2,086,724	$20,255	$3,134,730	$11,423,098	$942	$186,732	$427,324	$65,781	$365,297	$116,897	$211,726

Expenses
Mortality and expense risk fees and administrative charges	616,279	2,364,515	20,401	912,472	2,837,688	99,406	295,797	455,386	105,970	362,568	149,046	252,053

Net investment income (loss)	(263,428)	(277,791)	(146)	2,222,258	8,585,410	(98,464)	(109,065)	(28,062)	(40,189)	2,729	(32,149)	(40,327)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,196,142	4,058,928	(5,152)	(587,392)	(1,164,052)	-	716,102	997,499	133,183	940,782	(2,101,961)	647,647
Realized gain distribution	3,128,499	13,226,928	-	-	-	-	514,519	909,041	917,534	3,882,847	-	-

Realized gain (loss)	4,324,641	17,285,856	(5,152)	(587,392)	(1,164,052)	-	1,230,621	1,906,540	1,050,717	4,823,629	(2,101,961)	647,647

Change in net unrealized appreciation/depreciation of investments	(4,693,248)	(19,632,249)	39,460	1,609,223	4,337,504	-	(2,033,981)	(3,164,567)	(180,434)	(1,593,765)	3,602,086	(766,108)

Net gain (loss) on investments	(368,607)	(2,346,393)	34,308	1,021,831	3,173,452	-	(803,360)	(1,258,027)	870,283	3,229,864	1,500,125	(118,461)

Net increase (decrease) in net assets resulting from operations	(632,035)	(2,624,184)	34,162	3,244,089	11,758,862	(98,464)	(912,425)	(1,286,089)	830,094	3,232,593	1,467,976	(158,788)

Capital transactions:
Transfer of net premiums	3,696,785	3,320,875	331,860	2,885,069	2,380,554	476,925	1,481,699	743,398	2,088,300	338,217	410,855	879,385
Transfers due to death benefits	(50,560)	(1,662,245)	(215)	(270,273)	(2,329,268)	(158,844)	(64,008)	(480,105)	(56,469)	(396,342)	(64,477)	(173,688)
Transfers due to annuity benefit payments	-	(255,370)	-	-	(328,002)	(11,772)	-	(76,472)	-	(12,944)	(21,497)	(57,646)
Transfers due to withdrawal of funds	(2,508,577)	(19,603,470)	(27,497)	(5,095,376)	(25,215,871)	(2,393,331)	(1,867,788)	(4,136,382)	(447,751)	(2,576,714)	(957,187)	(1,680,553)
Transfers due to loans, net of repayments	-	(160)	(128)	-	5,641	66	-	3,987	-	4,075	153	1,720
Transfers due to cost of insurance	(154,840)	(540,183)	363	(263,681)	(810,872)	21,362	(59,839)	(123,737)	(5,140)	(35,634)	(42,427)	(46,645)
Transfers due to contingent deferred sales charges	-	(701)	-	-	(837)	(104)	-	(242)	-	(392)	(7)	(20)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(107,861)	-	-	(6,623)	2,779	-	(2,272)	-	3,202	(3,543)	(39,716)
Transfers between Sub-Accounts and to/from Fixed Account	(589,173)	1,021,947	57,058	(994,255)	(4,578,633)	(116,752)	(155,359)	(1,102,800)	1,590,215	(86,282)	595,228	(589,028)

Net increase (decrease) in net assets resulting from capital transactions	393,635	(17,827,168)	361,441	(3,738,516)	(30,883,911)	(2,179,671)	(665,295)	(5,174,625)	3,169,155	(2,762,814)	(82,902)	(1,706,191)

Total increase (decrease)	(238,400)	(20,451,352)	395,603	(494,427)	(19,125,049)	(2,278,135)	(1,577,720)	(6,460,714)	3,999,249	469,779	1,385,074	(1,864,979)

NET ASSETS, at beginning of the year	48,068,966	211,458,450	1,340,687	69,114,608	237,820,282	10,336,029	23,682,945	42,333,615	6,571,579	33,344,658	11,086,242	20,135,679

NET ASSETS, at end of the year	$47,830,566	$191,007,098	$1,736,290	$68,620,181	$218,695,233	$8,057,894	$22,105,225	$35,872,901	$10,570,828	$33,814,437	$12,471,316	$18,270,700

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2015

	BlackRock iShares® Alternative Strategies V.I. Sub-Account	BlackRock iShares® Dynamic Allocation V.I. Sub-Account	BlackRock iShares® Dynamic Fixed Income V.I. Sub-Account	BlackRock iShares® Equity Appreciation V.I. Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account
	(Class III)	(Class III)	(Class III)	(Class III)	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)

Investment income
Dividends	$2,432	$1,142	$6,887	$1,104	$2,911,350	$870,903	$111,617	$182,451	$-	$-	$-	$-

Expenses
Mortality and expense risk fees and administrative charges	62	61	157	34	3,548,665	1,362,518	71,727	162,822	183,816	257,767	72,255	91,073

Net investment income (loss)	2,370	1,081	6,730	1,070	(637,315)	(491,615)	39,890	19,629	(183,816)	(257,767)	(72,255)	(91,073)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(295)	123	(154)	(233)	9,602,110	3,721,548	582,662	885,726	1,525,230	938,229	483,312	101,938
Realized gain distribution	-	-	-	-	26,293,424	8,716,537	-	-	1,422,869	1,850,567	653,053	801,705

Realized gain (loss)	(295)	123	(154)	(233)	35,895,534	12,438,085	582,662	885,726	2,948,099	2,788,796	1,136,365	903,643

Change in net unrealized appreciation/depreciation of investments	(2,817)	(2,393)	(6,513)	(895)	(36,187,847)	(13,042,208)	(566,812)	(880,389)	(2,501,901)	(2,829,556)	(671,171)	(521,681)

Net gain (loss) on investments	(3,112)	(2,270)	(6,667)	(1,128)	(292,313)	(604,123)	15,850	5,337	446,198	(40,760)	465,194	381,962

Net increase (decrease) in net assets resulting from operations	(742)	(1,189)	63	(58)	(929,628)	(1,095,738)	55,740	24,966	262,382	(298,527)	392,939	290,889

Capital transactions:
Transfer of net premiums	88,467	120,633	387,127	65,104	6,396,474	16,347,567	158,966	1,783,212	486,261	4,899,096	262,957	1,490,142
Transfers due to death benefits	-	-	-	-	(2,230,202)	(337,768)	(31,363)	(119,935)	(99,559)	(132,922)	(20,358)	(10,771)
Transfers due to annuity benefit payments	-	-	-	-	(425,443)	-	(10,779)	-	(34,213)	-	(6,664)	-
Transfers due to withdrawal of funds	221	1	(18)	(91)	(31,784,876)	(5,569,129)	(785,430)	(1,047,184)	(1,671,352)	(1,080,210)	(721,991)	(371,506)
Transfers due to loans, net of repayments	-	-	-	-	14,335	-	(52)	-	(214)	-	(4,037)	-
Transfers due to cost of insurance	-	-	-	-	(824,224)	(176,683)	(5,900)	(9,707)	(18,428)	(10,321)	(10,240)	(2,937)
Transfers due to contingent deferred sales charges	-	-	-	-	(1,547)	-	(18)	-	(217)	-	(78)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	-	(200,030)	-	(7,980)	-	(4,829)	-	(11,324)	-
Transfers between Sub-Accounts and to/from Fixed Account	-	-	-	-	(5,684,144)	1,826,658	775,820	(102,878)	1,690,423	4,225,236	(253,955)	1,874,967

Net increase (decrease) in net assets resulting from capital transactions	88,688	120,634	387,109	65,013	(34,739,657)	12,090,645	93,264	503,508	347,872	7,900,879	(765,690)	2,979,895

Total increase (decrease)	87,946	119,445	387,172	64,955	(35,669,285)	10,994,907	149,004	528,474	610,254	7,602,352	(372,751)	3,270,784

NET ASSETS, at beginning of the year	-	-	-	-	302,421,907	95,084,153	6,279,723	11,705,249	15,088,993	13,227,333	6,828,749	4,754,678

NET ASSETS, at end of the year	$87,946	$119,445	$387,172	$64,955	$266,752,622	$106,079,060	$6,428,727	$12,233,723	$15,699,247	$20,829,685	$6,455,998	$8,025,462

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	Ivy Funds Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Asset Momentum Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account
		(Initial Class)	(Service Class)	(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)

Investment income
Dividends	$43,706	$765,469	$1,250,187	$-	$3,576,705	$11,062,307	$1,452,299	$858,931	$-	$-	$2,915,259	$9,257,469

Expenses
Mortality and expense risk fees and administrative charges	188,525	482,397	843,914	46	1,676,180	6,049,637	806,278	627,451	588,972	499,180	1,273,638	4,927,206

Net investment income (loss)	(144,819)	283,072	406,273	(46)	1,900,525	5,012,670	646,021	231,480	(588,972)	(499,180)	1,641,621	4,330,263

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(613,005)	1,107,894	1,652,570	(1)	3,472,202	9,702,910	2,488,006	1,159,972	4,396,000	1,220,480	303,204	549,111
Realized gain distribution	2,098,700	4,385,203	7,984,963	-	9,394,613	31,751,367	5,158,865	3,152,201	8,225,754	6,171,320	6,969,257	24,137,599

Realized gain (loss)	1,485,695	5,493,097	9,637,533	(1)	12,866,815	41,454,277	7,646,871	4,312,173	12,621,754	7,391,800	7,272,461	24,686,710

Change in net unrealized appreciation/depreciation of investments	(2,740,984)	(6,542,218)	(11,780,241)	(1,258)	(16,600,223)	(55,289,547)	(9,011,302)	(5,263,450)	(7,179,036)	(3,786,725)	(10,325,899)	(36,120,115)

Net gain (loss) on investments	(1,255,289)	(1,049,121)	(2,142,708)	(1,259)	(3,733,408)	(13,835,270)	(1,364,431)	(951,277)	5,442,718	3,605,075	(3,053,438)	(11,433,405)

Net increase (decrease) in net assets resulting from operations	(1,400,108)	(766,049)	(1,736,435)	(1,305)	(1,832,883)	(8,822,600)	(718,410)	(719,797)	4,853,746	3,105,895	(1,411,817)	(7,103,142)

Capital transactions:
Transfer of net premiums	3,057,718	1,389,520	9,930,463	138,985	2,446,456	43,117,719	1,476,011	9,134,365	1,311,053	7,150,400	1,924,694	29,044,062
Transfers due to death benefits	(18,708)	-	(57,872)	-	(2,556,354)	(2,968,769)	(631,146)	(208,907)	(339,227)	(212,287)	(393,557)	(1,391,639)
Transfers due to annuity benefit payments	-	-	-	-	-	-	(113,472)	-	(60,403)	-	-	-
Transfers due to withdrawal of funds	(849,207)	(4,445,153)	(3,235,175)	-	(15,924,931)	(25,923,094)	(7,015,739)	(1,964,993)	(6,070,121)	(2,926,132)	(18,390,981)	(25,868,042)
Transfers due to loans, net of repayments	-	(18,820)	-	-	(21,026)	-	(2,345)	-	(4,139)	-	(3,600)	-
Transfers due to cost of insurance	(2,122)	(116,172)	(92,855)	-	(815,488)	(2,319,306)	(102,483)	(62,853)	(94,094)	(54,632)	(602,681)	(1,760,974)
Transfers due to contingent deferred sales charges	-	(271)	-	-	(58)	-	(1,409)	-	(688)	-	(237)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	-	-	-	53,960	-	31,362	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(108,847)	402,214	475,447	-	(3,764,488)	(6,201,030)	876,355	1,042,763	1,095,850	3,683,052	6,094,010	3,633,625

Net increase (decrease) in net assets resulting from capital transactions	2,078,834	(2,788,682)	7,020,008	138,985	(20,635,889)	5,705,520	(5,460,268)	7,940,375	(4,130,407)	7,640,401	(11,372,352)	3,657,032

Total increase (decrease)	678,726	(3,554,731)	5,283,573	137,680	(22,468,772)	(3,117,080)	(6,178,678)	7,220,578	723,339	10,746,296	(12,784,169)	(3,446,110)

NET ASSETS, at beginning of the year	12,222,143	39,229,153	62,718,592	-	143,643,581	430,980,568	70,408,663	40,332,905	50,643,816	31,727,586	109,151,802	342,106,894

NET ASSETS, at end of the year	$12,900,869	$35,674,422	$68,002,165	$137,680	$121,174,809	$427,863,488	$64,229,985	$47,553,483	$51,367,155	$42,473,882	$96,367,633	$338,660,784

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	MML Core Allocation Sub-Account	MML Dynamic Bond Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Equity Rotation Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account
		(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)	(Service Class I)		(Initial Class)	(Service Class)

Investment income
Dividends	$10,376,760	$744	$572,608	$1,232,199	$3,937,533	$1,072,744	$854,678	$555,456	$26	$98,757	$5,188,915	$322,750

Expenses
Mortality and expense risk fees and administrative charges	10,834,578	138	334,847	889,705	2,633,329	847,383	811,586	492,069	13	87,434	2,406,064	160,741

Net investment income (loss)	(457,818)	606	237,761	342,494	1,304,204	225,361	43,092	63,387	13	11,323	2,782,851	162,009

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	8,632,886	(1)	1,130,879	1,332,891	4,789,579	2,457,010	4,616,483	832,830	11	111,386	(632,152)	210,612
Realized gain distribution	19,260,022	-	1,250,670	2,957,887	20,778,414	6,436,103	1,277,210	843,155	-	803,299	-	-

Realized gain (loss)	27,892,908	(1)	2,381,549	4,290,778	25,567,993	8,893,113	5,893,693	1,675,985	11	914,685	(632,152)	210,612

Change in net unrealized appreciation/depreciation of investments	(48,202,644)	(1,724)	(3,869,636)	(7,848,050)	(44,052,824)	(14,496,005)	(6,079,250)	(1,964,007)	(110)	(1,604,401)	(10,537,952)	(1,111,789)

Net gain (loss) on investments	(20,309,736)	(1,725)	(1,488,087)	(3,557,272)	(18,484,831)	(5,602,892)	(185,557)	(288,022)	(99)	(689,716)	(11,170,104)	(901,177)

Net increase (decrease) in net assets resulting from operations	(20,767,554)	(1,119)	(1,250,326)	(3,214,778)	(17,180,627)	(5,377,531)	(142,465)	(224,635)	(86)	(678,393)	(8,387,253)	(739,168)

Capital transactions:
Transfer of net premiums	158,648,398	284,686	818,055	15,763,073	3,831,317	8,158,977	487,167	7,970,325	29,679	1,271,330	3,559,563	1,289,103
Transfers due to death benefits	(1,650,342)	-	(89,388)	(317,936)	(1,797,178)	(160,417)	(238,233)	(103,846)	-	(17,957)	(1,354,774)	(2,940)
Transfers due to annuity benefit payments	(19,239)	-	(30,373)	-	(216,018)	-	(205,644)	-	-	-	(189,101)	-
Transfers due to withdrawal of funds	(29,500,358)	(24)	(2,115,492)	(2,418,366)	(23,392,698)	(3,508,106)	(7,643,341)	(1,614,262)	(18)	(401,222)	(20,642,907)	(781,756)
Transfers due to loans, net of repayments	(3,008)	-	(6,977)	-	9,588	-	(85)	-	-	-	7,287	-
Transfers due to cost of insurance	(5,216,938)	-	(59,045)	(339,916)	(710,997)	(351,486)	(20,635)	(172,669)	-	1,302	(727,407)	(30,400)
Transfers due to contingent deferred sales charges	-	-	(236)	-	(294)	-	(224)	-	-	-	(192)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	2,037	-	(48,184)	-	(189,272)	-	(9,895)	-	-	-	(226,858)	-
Transfers between Sub-Accounts and to/from Fixed Account	15,004,857	-	781,094	2,941,338	5,331,285	754,439	(493,638)	752,217	-	(350,102)	2,596,404	570,991

Net increase (decrease) in net assets resulting from capital transactions	137,265,407	284,662	(750,546)	15,628,193	(17,134,267)	4,893,407	(8,124,528)	6,831,765	29,661	503,351	(16,977,985)	1,044,998

Total increase (decrease)	116,497,853	283,543	(2,000,872)	12,413,415	(34,314,894)	(484,124)	(8,266,993)	6,607,130	29,575	(175,042)	(25,365,238)	305,830

NET ASSETS, at beginning of the year	690,585,391	-	28,424,843	56,685,723	226,496,101	63,759,105	63,394,024	32,077,604	-	6,514,390	195,299,310	11,092,542

NET ASSETS, at end of the year	$807,083,244	$283,543	$26,423,971	$69,099,138	$192,181,207	$63,274,981	$55,127,031	$38,684,734	$29,575	$6,339,348	$169,934,072	$11,398,372

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account
			(Class I)	(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)

Investment income
Dividends	$19,200	$66,739	$75,592	$95,569	$36,980	$828,250	$935,095	$190,746	$14,349,714	$22,654,401	$1,457,457	$505,707

Expenses
Mortality and expense risk fees and administrative charges	31,667	77,133	73,500	142,165	42,881	1,669,791	859,706	254,609	7,779,662	13,009,162	305,819	307,908

Net investment income (loss)	(12,467)	(10,394)	2,092	(46,596)	(5,901)	(841,541)	75,389	(63,863)	6,570,052	9,645,239	1,151,638	197,799

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	27,810	68,716	293,060	451,069	108,746	4,019,035	3,264,882	1,307,453	7,986,180	21,883,610	(253,372)	836,576
Realized gain distribution	516,126	420,069	289,693	431,717	134,331	7,214,028	-	-	63,862,675	112,068,754	122,338	1,651,060

Realized gain (loss)	543,936	488,785	582,753	882,786	243,077	11,233,063	3,264,882	1,307,453	71,848,855	133,952,364	(131,034)	2,487,636

Change in net unrealized appreciation/depreciation of investments	(429,169)	(738,942)	(762,137)	(1,155,792)	(315,843)	(4,767,419)	(3,648,259)	(1,474,494)	(89,426,634)	(166,089,001)	(1,696,090)	(3,019,469)

Net gain (loss) on investments	114,767	(250,157)	(179,384)	(273,006)	(72,766)	6,465,644	(383,377)	(167,041)	(17,577,779)	(32,136,637)	(1,827,124)	(531,833)

Net increase (decrease) in net assets resulting from operations	102,300	(260,551)	(177,292)	(319,602)	(78,667)	5,624,103	(307,988)	(230,904)	(11,007,727)	(22,491,398)	(675,486)	(334,034)

Capital transactions:
Transfer of net premiums	568,333	1,062,472	223,457	1,774,132	104,752	20,131,129	875,635	2,099,880	9,691,526	42,808,847	2,838,112	877,301
Transfers due to death benefits	(18,268)	(40,803)	(17,088)	(4,060)	(11,862)	(757,638)	(517,385)	(146,441)	(2,118,705)	(1,740,030)	(39,514)	(235,040)
Transfers due to annuity benefit payments	(1,121)	-	(15,020)	-	-	-	(36,665)	-	-	-	(570)	(42,077)
Transfers due to withdrawal of funds	(170,042)	(211,608)	(880,062)	(630,368)	(266,395)	(5,365,011)	(9,140,060)	(1,060,214)	(45,968,037)	(45,131,399)	(1,837,943)	(3,148,784)
Transfers due to loans, net of repayments	-	-	-	-	(1,093)	(1,337)	(15,595)	-	(23,475)	-	-	(6,567)
Transfers due to cost of insurance	(81)	453	(16,516)	(38,420)	-	(565,921)	(123,442)	(35,609)	(4,423,057)	(5,897,649)	(460)	(36,200)
Transfers due to contingent deferred sales charges	(64)	(62)	-	-	(288)	-	(291)	-	(153)	-	(56)	(887)
Transfers due to net charge (credit) to annuitant mortality fluctuation	400	-	(18,404)	-	-	-	(7,582)	-	-	-	184	(31,191)
Transfers between Sub-Accounts and to/from Fixed Account	186,306	1,437,277	764,227	641,808	(45,966)	(3,485,915)	(2,386,668)	(762,620)	(4,775,311)	934,449	1,096,035	(282,519)

Net increase (decrease) in net assets resulting from capital transactions	565,463	2,247,729	40,594	1,743,092	(220,852)	9,955,307	(11,352,053)	94,996	(47,617,212)	(9,025,782)	2,055,788	(2,905,964)

Total increase (decrease)	667,763	1,987,178	(136,698)	1,423,490	(299,519)	15,579,410	(11,660,041)	(135,908)	(58,624,939)	(31,517,180)	1,380,302	(3,239,998)

NET ASSETS, at beginning of the year	2,130,004	5,086,093	6,546,924	9,217,394	3,342,024	109,470,640	86,865,215	18,933,070	619,156,981	1,034,896,421	21,478,224	28,843,278

NET ASSETS, at end of the year	$2,797,767	$7,073,271	$6,410,226	$10,640,884	$3,042,505	$125,050,050	$75,205,174	$18,797,162	$560,532,042	$1,003,379,241	$22,858,526	$25,603,280

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account
	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)

Investment income
Dividends	$279,311	$2,223,695	$512,261	$493,809	$2,069	$-	$-	$4,936,921	$6,020,124	$2,591,811	$511,045	$-

Expenses
Mortality and expense risk fees and administrative charges	219,897	2,610,669	696,492	734,231	11,166	192,887	44,511	2,176,136	3,183,747	1,876,676	458,226	995,027

Net investment income (loss)	59,414	(386,974)	(184,231)	(240,422)	(9,097)	(192,887)	(44,511)	2,760,785	2,836,377	715,135	52,819	(995,027)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	555,283	(1,108,521)	(678,713)	821,062	(1,683)	1,052,937	19,271	617,513	(147,987)	1,922,253	1,138,765	5,366,125
Realized gain distribution	1,036,220	-	-	1,236,603	-	3,475,700	653,118	743,422	897,257	-	-	9,540,776

Realized gain (loss)	1,591,503	(1,108,521)	(678,713)	2,057,665	(1,683)	4,528,637	672,389	1,360,935	749,270	1,922,253	1,138,765	14,906,901

Change in net unrealized appreciation/depreciation of investments	(1,929,486)	(3,866,007)	(643,060)	(5,433,309)	(113,047)	(3,588,688)	(549,461)	(7,380,033)	(9,339,931)	(198,496)	(771,472)	(9,071,841)

Net gain (loss) on investments	(337,983)	(4,974,528)	(1,321,773)	(3,375,644)	(114,730)	939,949	122,928	(6,019,098)	(8,590,661)	1,723,757	367,293	5,835,060

Net increase (decrease) in net assets resulting from operations	(278,569)	(5,361,502)	(1,506,004)	(3,616,066)	(123,827)	747,062	78,417	(3,258,313)	(5,754,284)	2,438,892	420,112	4,840,033

Capital transactions:
Transfer of net premiums	1,169,143	3,660,519	2,809,942	7,086,824	339,734	280,413	640,403	3,694,271	44,738,487	2,491,441	3,440,271	1,691,913
Transfers due to death benefits	(21,626)	(2,153,274)	(179,917)	(244,988)	-	(100,076)	(6,071)	(1,591,685)	(1,428,793)	(1,139,687)	(156,054)	(677,127)
Transfers due to annuity benefit payments	-	(264,684)	-	-	-	(6,151)	-	(225,593)	-	(157,514)	-	(82,866)
Transfers due to withdrawal of funds	(861,643)	(25,543,523)	(3,744,032)	(2,337,947)	(5,348)	(2,097,937)	(148,887)	(23,235,581)	(10,779,147)	(16,613,167)	(1,641,688)	(7,750,471)
Transfers due to loans, net of repayments	-	(6,894)	-	(3,534)	-	(66)	-	959	-	(818)	-	(470)
Transfers due to cost of insurance	(27,722)	(725,530)	(142,523)	(256,471)	(124)	(24,216)	(3,670)	(511,921)	(1,296,975)	(577,203)	(174,554)	(119,716)
Transfers due to contingent deferred sales charges	-	(62)	-	-	-	(155)	-	(327)	(65)	(383)	-	(1,845)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(158,976)	-	-	-	(14,770)	-	(96,458)	-	(132,353)	-	(49,761)
Transfers between Sub-Accounts and to/from Fixed Account	790,173	(196,830)	(1,406,170)	3,538,955	993,881	(815,067)	214,139	1,159,995	3,312,548	(6,842,345)	(517,283)	(1,066,133)

Net increase (decrease) in net assets resulting from capital transactions	1,048,325	(25,389,254)	(2,662,700)	7,782,839	1,328,143	(2,778,025)	695,914	(20,806,340)	34,546,055	(22,972,029)	950,692	(8,056,476)

Total increase (decrease)	769,756	(30,750,756)	(4,168,704)	4,166,773	1,204,316	(2,030,963)	774,331	(24,064,653)	28,791,771	(20,533,137)	1,370,804	(3,216,443)

NET ASSETS, at beginning of the year	16,129,967	216,581,290	51,983,336	50,004,159	190,977	18,705,751	2,726,044	186,531,226	211,214,644	155,246,368	31,811,816	86,456,212

NET ASSETS, at end of the year	$16,899,723	$185,830,534	$47,814,632	$54,170,932	$1,395,293	$16,674,788	$3,500,375	$162,466,573	$240,006,415	$134,713,231	$33,182,620	$83,239,769

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)

Investment income
Dividends	$-	$3,711,152	$553,849	$9,183,814	$41,343,113	$434,077	$275,660	$74,514	$-	$-	$14,391	$1,033,387

Expenses
Mortality and expense risk fees and administrative charges	865,706	2,441,828	440,054	4,996,549	26,116,520	288,372	370,582	149,958	1,675,848	140,095	134,355	1,834,161

Net investment income (loss)	(865,706)	1,269,324	113,795	4,187,265	15,226,593	145,705	(94,922)	(75,444)	(1,675,848)	(140,095)	(119,964)	(800,774)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,122,393	6,895,668	702,706	11,472,701	13,074,183	(102,800)	1,942,019	216,614	3,048,512	27,941	(94,416)	11,185,040
Realized gain distribution	7,241,068	27,528,878	4,598,846	26,416,123	130,628,347	-	5,005,679	1,752,680	24,665,459	2,122,311	1,032,502	23,606,979

Realized gain (loss)	9,363,461	34,424,546	5,301,552	37,888,824	143,702,530	(102,800)	6,947,698	1,969,294	27,713,971	2,150,252	938,086	34,792,019

Change in net unrealized appreciation/depreciation of investments	(5,618,175)	(40,887,348)	(6,378,865)	(48,895,006)	(203,754,472)	(193,484)	(8,981,529)	(2,722,988)	(33,064,390)	(2,766,421)	(1,554,913)	(43,442,875)

Net gain (loss) on investments	3,745,286	(6,462,802)	(1,077,313)	(11,006,182)	(60,051,942)	(296,284)	(2,033,831)	(753,694)	(5,350,419)	(616,169)	(616,827)	(8,650,856)

Net increase (decrease) in net assets resulting from operations	2,879,580	(5,193,478)	(963,518)	(6,818,917)	(44,825,349)	(150,579)	(2,128,753)	(829,138)	(7,026,267)	(756,264)	(736,791)	(9,451,630)

Capital transactions:
Transfer of net premiums	10,603,488	3,584,379	5,035,806	8,166,988	282,797,580	1,573,769	502,546	1,949,213	2,337,422	1,272,026	1,510,153	2,768,134
Transfers due to death benefits	(313,427)	(1,498,018)	(111,706)	(2,178,662)	(6,321,414)	(240,980)	(347,472)	(52,754)	(948,236)	(18,829)	(32,760)	(1,136,389)
Transfers due to annuity benefit payments	-	(186,845)	-	-	-	(584)	(14,765)	-	(130,158)	-	-	(145,251)
Transfers due to withdrawal of funds	(3,337,698)	(21,029,356)	(1,517,070)	(44,300,639)	(78,081,402)	(3,649,544)	(3,306,986)	(470,979)	(14,292,816)	(418,504)	(669,864)	(16,002,514)
Transfers due to loans, net of repayments	-	(4,658)	-	(44,796)	-	-	(7,559)	-	(841)	-	(1,693)	11,434
Transfers due to cost of insurance	(199,976)	(624,132)	(122,179)	(2,686,740)	(12,317,021)	(3,106)	(39,554)	(10,621)	(490,266)	(26,321)	(12,523)	(517,417)
Transfers due to contingent deferred sales charges	-	(1,556)	-	(65)	-	-	(440)	-	(274)	-	-	(111)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(160,529)	-	-	-	1,225	279	-	(173,050)	-	-	(156,745)
Transfers between Sub-Accounts and to/from Fixed Account	860,299	(545,773)	628,986	(2,620,343)	(9,021,943)	2,066,281	(714,816)	653,808	2,448,124	1,346,042	78,277	3,198,935

Net increase (decrease) in net assets resulting from capital transactions	7,612,686	(20,466,488)	3,913,837	(43,664,257)	177,055,800	(252,939)	(3,928,767)	2,068,667	(11,250,095)	2,154,414	871,590	(11,979,924)

Total increase (decrease)	10,492,266	(25,659,966)	2,950,319	(50,483,174)	132,230,451	(403,518)	(6,057,520)	1,239,529	(18,276,362)	1,398,150	134,799	(21,431,554)

NET ASSETS, at beginning of the year	56,441,424	206,551,247	30,013,636	410,825,527	1,790,797,570	20,882,733	35,426,070	9,915,611	138,833,967	9,976,697	9,900,024	154,625,554

NET ASSETS, at end of the year	$66,933,690	$180,891,281	$32,963,955	$360,342,353	$1,923,028,021	$20,479,215	$29,368,550	$11,155,140	$120,557,605	$11,374,847	$10,034,823	$133,194,000

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	MML Small/Mid Cap Value Sub-Account	MML Special Situations Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account	MML Money Market Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account
	(Service Class)	(Service Class I)				(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)

Investment income
Dividends	$82,016	$-	$70,368	$456,209	$3,991	$-	$207,109	$2,575	$234,862	$128,326	$-	$-

Expenses
Mortality and expense risk fees and administrative charges	213,295	55	105,546	182,283	887,944	165,944	2,791,829	1,670	116,919	41,670	99,451	1,846,510

Net investment income (loss)	(131,279)	(55)	(35,178)	273,926	(883,953)	(165,944)	(2,584,720)	905	117,943	86,656	(99,451)	(1,846,510)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	645,918	(2)	(436,667)	(48,835)	(1,632)	457,857	11,671,489	4,620	(32,424)	(209,791)	300,101	14,251,369
Realized gain distribution	2,694,866	-	-	157,554	77	2,151,740	39,645,040	-	-	-	678,832	12,830,359

Realized gain (loss)	3,340,784	(2)	(436,667)	108,719	(1,555)	2,609,597	51,316,529	4,620	(32,424)	(209,791)	978,933	27,081,728

Change in net unrealized appreciation/depreciation of investments	(4,376,261)	(611)	(857,332)	(582,161)	(1,502)	(2,314,750)	(43,223,546)	(6,388)	(89,821)	117,577	(573,946)	(17,036,625)

Net gain (loss) on investments	(1,035,477)	(613)	(1,293,999)	(473,442)	(3,057)	294,847	8,092,983	(1,768)	(122,245)	(92,214)	404,987	10,045,103

Net increase (decrease) in net assets resulting from operations	(1,166,756)	(668)	(1,329,177)	(199,516)	(887,010)	128,903	5,508,263	(863)	(4,302)	(5,558)	305,536	8,198,593

Capital transactions:
Transfer of net premiums	2,087,775	99,597	1,135,400	2,001,314	9,612,460	1,749,638	3,724,077	-	9,633	-	1,084,838	2,519,881
Transfers due to death benefits	(64,543)	-	(11,150)	(56,800)	(554,708)	(71,665)	(1,672,589)	-	(252,980)	(73,759)	(386)	(969,573)
Transfers due to annuity benefit payments	-	-	-	-	(108,813)	-	(215,721)	-	(5,520)	-	-	(142,599)
Transfers due to withdrawal of funds	(708,709)	(9)	(553,228)	(703,741)	(22,231,941)	(556,877)	(25,269,789)	(13,613)	(1,258,824)	(385,283)	(385,573)	(15,374,337)
Transfers due to loans, net of repayments	-	-	(302)	(238)	(7,549)	-	1,475	-	(6,672)	-	-	(558)
Transfers due to cost of insurance	(40,247)	-	(15,932)	(1,519)	(115,639)	(20,320)	(754,813)	(342)	(9,326)	-	(7,344)	(521,170)
Transfers due to contingent deferred sales charges	-	-	-	(56)	(622)	-	(407)	-	(140)	(144)	-	(312)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	-	19,031	-	(191,226)	-	1,400	-	-	(134,525)
Transfers between Sub-Accounts and to/from Fixed Account	334,538	-	116,246	1,774,799	5,339,736	1,742,722	(9,950,446)	-	(366,078)	(74,811)	280,529	(10,573,315)

Net increase (decrease) in net assets resulting from capital transactions	1,608,814	99,588	671,034	3,013,759	(8,048,045)	2,843,498	(34,329,439)	(13,955)	(1,888,507)	(533,997)	972,064	(25,196,508)

Total increase (decrease)	442,058	98,920	(658,143)	2,814,243	(8,935,055)	2,972,401	(28,821,176)	(14,818)	(1,892,809)	(539,555)	1,277,600	(16,997,915)

NET ASSETS, at beginning of the year	15,481,539	-	8,249,934	12,917,884	83,454,199	9,721,734	232,982,208	127,396	11,428,031	3,470,605	6,561,362	149,432,184

NET ASSETS, at end of the year	$15,923,597	$98,920	$7,591,791	$15,732,127	$74,519,144	$12,694,135	$204,161,032	$112,578	$9,535,222	$2,931,050	$7,838,962	$132,434,269

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Multi- Alternatives Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	PIMCO Commodity RealReturn® Strategy Sub-Account	VY Clarion Global Real Estate Sub-Account
	(Service)	(Non-Service)		(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)

Investment income
Dividends	$488,276	$3,020,045	$1,415	$3,895,027	$15,306,024	$1,182	$219,604	$536,701	$36,279	$327,481	$588,159	$642,141

Expenses
Mortality and expense risk fees and administrative charges	632,859	2,824,192	17,199	957,092	3,229,263	125,307	317,740	537,946	76,129	388,382	169,826	272,728

Net investment income (loss)	(144,583)	195,853	(15,784)	2,937,935	12,076,761	(124,125)	(98,136)	(1,245)	(39,850)	(60,901)	418,333	369,413

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,228,051	5,734,537	(31,292)	232,037	(1,514,318)	-	1,033,180	1,149,578	104,768	1,335,467	(3,074,210)	937,711
Realized gain distribution	3,007,959	15,056,120	-	-	-	-	1,658,489	3,275,784	848,663	5,347,187	-	-

Realized gain (loss)	4,236,010	20,790,657	(31,292)	232,037	(1,514,318)	-	2,691,669	4,425,362	953,431	6,682,654	(3,074,210)	937,711

Change in net unrealized appreciation/depreciation of investments	(3,279,993)	(13,253,913)	(13,975)	(5,907,575)	(18,950,885)	-	(2,185,328)	(3,271,356)	(824,853)	(5,844,230)	(1,104,340)	(1,990,251)

Net gain (loss) on investments	956,017	7,536,744	(45,267)	(5,675,538)	(20,465,203)	-	506,341	1,154,006	128,578	838,424	(4,178,550)	(1,052,540)

Net increase (decrease) in net assets resulting from operations	811,434	7,732,597	(61,051)	(2,737,603)	(8,388,442)	(124,125)	408,205	1,152,761	88,728	777,523	(3,760,217)	(683,127)

Capital transactions:
Transfer of net premiums	7,145,279	4,059,809	688,090	5,386,939	4,218,900	444,101	1,622,575	918,198	1,319,226	520,820	1,081,743	2,066,286
Transfers due to death benefits	(124,265)	(1,851,809)	(13,804)	(203,585)	(2,686,789)	(466,246)	(41,713)	(371,323)	(48,053)	(339,086)	(74,353)	(100,498)
Transfers due to annuity benefit payments	-	(208,687)	-	-	(288,871)	(12,390)	-	(69,254)	-	(12,483)	(20,754)	(38,026)
Transfers due to withdrawal of funds	(2,341,095)	(23,760,596)	(31,878)	(4,910,184)	(30,301,154)	(2,108,609)	(1,652,651)	(4,621,674)	(172,975)	(3,145,685)	(1,409,905)	(1,729,355)
Transfers due to loans, net of repayments	-	2,126	-	-	(2,565)	65	-	1,742	-	(7,320)	(377)	1,028
Transfers due to cost of insurance	(157,048)	(615,919)	3	(271,175)	(870,313)	22,279	(67,609)	(132,511)	(3,836)	(38,450)	(42,518)	(48,959)
Transfers due to contingent deferred sales charges	-	(964)	-	-	(1,009)	(131)	-	(287)	-	(490)	(48)	(87)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(186,539)	-	-	(137,655)	5,763	-	6,720	-	(18,957)	(8,996)	(6,374)
Transfers between Sub-Accounts and to/from Fixed Account	1,109,483	(9,898,962)	(328,509)	113,747	(310,430)	(122,237)	259,149	(1,033,974)	375,181	(464,266)	539,815	441,118

Net increase (decrease) in net assets resulting from capital transactions	5,632,354	(32,461,541)	313,902	115,742	(30,379,886)	(2,237,405)	119,751	(5,302,363)	1,469,543	(3,505,917)	64,607	585,133

Total increase (decrease)	6,443,788	(24,728,944)	252,851	(2,621,861)	(38,768,328)	(2,361,530)	527,956	(4,149,602)	1,558,271	(2,728,394)	(3,695,610)	(97,994)

NET ASSETS, at beginning of the year	41,625,178	236,187,394	1,087,836	71,736,469	276,588,610	12,697,559	23,154,989	46,483,217	5,013,308	36,073,052	14,781,852	20,233,673

NET ASSETS, at end of the year	$48,068,966	$211,458,450	$1,340,687	$69,114,608	$237,820,282	$10,336,029	$23,682,945	$42,333,615	$6,571,579	$33,344,658	$11,086,242	$20,135,679

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 4 (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 9, 1998. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains ten segments within the Separate Account, they are: Panorama Premier, Panorama Passage®, MassMutual Artistry, MassMutual Transitions®, MassMutual EvolutionSM, MassMutual RetireEase SelectSM, MassMutual Transitions SelectSM, MassMutual Equity EdgeSM, MassMutual Transitions SelectSM II and MassMutual Capital Vantage®. Seven of the ten segments within the Separate Account: Panorama Passage®, MassMutual EvolutionSM, MassMutual RetireEase SelectSM, MassMutual Transitions SelectSM, MassMutual EquityEdgeSM, MassMutual Transitions SelectSM II and MassMutual Capital Vantage® have multiple tiers. The unit values of these tiers differ based on the associated expense ratios.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2016, the Separate Account consists of ninety-six sub-accounts which invest in the following mutual funds. All of the funds may not be available to all of the ten segments of the Separate Account:

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

BlackRock iShares® Alternatives Strategies V.I. Sub-Account (Class III)	BlackRock iShares® Alternatives Strategies V.I. Fund (Class III) [9]

BlackRock iShares® Dynamic Allocation V.I. Sub-Account (Class III)	BlackRock iShares® Dynamic Allocation V.I. Fund (Class III) [9]

BlackRock iShares® Dynamic Fixed Income V.I. Sub-Account (Class III)	BlackRock iShares® Dynamic Fixed Income V.I. Fund (Class III) [9]

BlackRock iShares® Equity Appreciation V.I. Sub-Account (Class III)	BlackRock iShares® Equity Appreciation V.I. Fund (Class III) [9]

Fidelity® VIP Contrafund® Sub-Account (Initial Class)	Fidelity® VIP Contrafund® Portfolio (Initial Class) [1]

Fidelity® VIP Contrafund® Sub-Account (Service Class 2)	Fidelity® VIP Contrafund® Portfolio (Service Class 2) [1]

Invesco V.I. Diversified Dividend Sub-Account (Series I)	Invesco V.I. Diversified Dividend Fund (Series I) [3]

Invesco V.I. Diversified Dividend Sub-Account (Series II)	Invesco V.I. Diversified Dividend Fund (Series II) [3]

Invesco V.I. Global Health Care Sub-Account (Series I)	Invesco V.I. Global Health Care Fund (Series I) [3]

Invesco V.I. Global Health Care Sub-Account (Series II)	Invesco V.I. Global Health Care Fund (Series II) [3]

Invesco V.I. Technology Sub-Account (Series I)	Invesco V.I. Technology Fund (Series I) [3]

Invesco V.I. Technology Sub-Account (Series II)	Invesco V.I. Technology Fund (Series II) [3]

Ivy Funds Asset Strategy Sub-Account	Ivy VIP Asset Strategy Portfolio [8,13]

MML Aggressive Allocation Sub-Account (Initial Class)	MML Aggressive Allocation Fund (Initial Class) [4]

MML Aggressive Allocation Sub-Account (Service Class)	MML Aggressive Allocation Fund (Service Class) [4]

MML Asset Momentum Sub-Account (Service Class I)	MML Asset Momentum Fund (Service Class I) [5]

MML Balanced Allocation Sub-Account (Initial Class)	MML Balanced Allocation Fund (Initial Class) [4]

MML Balanced Allocation Sub-Account (Service Class)	MML Balanced Allocation Fund (Service Class) [4]

Notes To Financial Statements (Continued)

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

MML Blend Sub-Account (Initial Class)	MML Blend Fund (Initial Class) [5]

MML Blend Sub-Account (Service Class)	MML Blend Fund (Service Class) [5]

MML Blue Chip Growth Sub-Account (Initial Class)	MML Blue Chip Growth Fund (Initial Class) [4]

MML Blue Chip Growth Sub-Account (Service Class)	MML Blue Chip Growth Fund (Service Class) [4]

MML Conservative Allocation Sub-Account (Initial Class)	MML Conservative Allocation Fund (Initial Class) [4]

MML Conservative Allocation Sub-Account (Service Class)	MML Conservative Allocation Fund (Service Class) [4]

MML Core Allocation Sub-Account	MML American Funds® Core Allocation Fund [4]

MML Dynamic Bond Sub-Account (Service Class I)	MML Dynamic Bond Fund (Service Class I) [5]

MML Equity Sub-Account (Initial Class)	MML Equity Fund (Initial Class) [5]

MML Equity Sub-Account (Service Class)	MML Equity Fund (Service Class) [5]

MML Equity Income Sub-Account (Initial Class)	MML Equity Income Fund (Initial Class) [4]

MML Equity Income Sub-Account (Service Class)	MML Equity Income Fund (Service Class) [4]

MML Equity Index Sub-Account (Class I)	MML Equity Index Fund (Class I) [4]

MML Equity Index Sub-Account (Service Class I)	MML Equity Index Fund (Service Class I) [4]

MML Equity Rotation Sub-Account (Service Class I)	MML Equity Rotation Fund (Service Class I) [5]

MML Focused Equity Sub-Account	MML Focused Equity Fund (Initial Class) [4]

MML Foreign Sub-Account (Initial Class)	MML Foreign Fund (Initial Class) [4]

MML Foreign Sub-Account (Service Class)	MML Foreign Fund (Service Class) [4]

MML Fundamental Growth Sub-Account	MML Fundamental Growth Fund (Initial Class) [4]

MML Fundamental Value Sub-Account	MML Fundamental Value Fund (Initial Class) [4]

MML Global Sub-Account (Class I)	MML Global Fund (Class I) [4]

MML Global Sub-Account (Service Class I)	MML Global Fund (Service Class I) [4]

MML Global Sub-Account (Class II)	MML Global Fund (Class II) [4]

MML Growth Sub-Account	MML American Funds® Growth Fund [4]

MML Growth & Income Sub-Account (Initial Class)	MML Growth & Income Fund (Initial Class) [4]

MML Growth & Income Sub-Account (Service Class)	MML Growth & Income Fund (Service Class) [4]

MML Growth Allocation Sub-Account (Initial Class)	MML Growth Allocation Fund (Initial Class) [4]

MML Growth Allocation Sub-Account (Service Class)	MML Growth Allocation Fund (Service Class) [4]

MML High Yield Sub-Account	MML High Yield Fund [5]

MML Income & Growth Sub-Account (Initial Class)	MML Income & Growth Fund (Initial Class) [4]

MML Income & Growth Sub-Account (Service Class)	MML Income & Growth Fund (Service Class) [4]

MML Inflation-Protected and Income Sub-Account (Initial Class)	MML Inflation-Protected and Income Fund (Initial Class) [5]

MML Inflation-Protected and Income Sub-Account (Service Class)	MML Inflation-Protected and Income Fund (Service Class) [5]

MML International Sub-Account	MML American Funds® International Fund [4]

MML International Equity Sub-Account	MML International Equity Fund [4]

MML Large Cap Growth Sub-Account (Initial Class)	MML Large Cap Growth Fund (Initial Class) [4]

MML Large Cap Growth Sub-Account (Service Class)	MML Large Cap Growth Fund (Service Class) [4]

MML Managed Bond Sub-Account (Initial Class)	MML Managed Bond Fund (Initial Class) [5]

Notes To Financial Statements (Continued)

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

MML Managed Bond Sub-Account (Service Class)	MML Managed Bond Fund (Service Class) [5]

MML Managed Volatility Sub-Account (Initial Class)	MML Managed Volatility Sub-Account (Initial Class) [4]

MML Managed Volatility Sub-Account (Service Class)	MML Managed Volatility Fund (Service Class) [4]

MML Mid Cap Growth Sub-Account (Initial Class)	MML Mid Cap Growth Fund (Initial Class) [4]

MML Mid Cap Growth Sub-Account (Service Class)	MML Mid Cap Growth Fund (Service Class) [4]

MML Mid Cap Value Sub-Account (Initial Class)	MML Mid Cap Value Fund (Initial Class) [4]

MML Mid Cap Value Sub-Account (Service Class)	MML Mid Cap Value Fund (Service Class) [4]

MML Moderate Allocation Sub-Account (Initial Class)	MML Moderate Allocation Fund (Initial Class) [4]

MML Moderate Allocation Sub-Account (Service Class)	MML Moderate Allocation Fund (Service Class) [4]

MML Short-Duration Bond Sub-Account	MML Short-Duration Bond Fund [5]

MML Small Cap Equity Sub-Account (Initial Class)	MML Small Cap Equity Fund (Initial Class) [5]

MML Small Cap Equity Sub-Account (Service Class)	MML Small Cap Equity Fund (Service Class) [5]

MML Small Cap Growth Equity Sub-Account (Initial Class)	MML Small Cap Growth Equity Fund (Initial Class) [4]

MML Small Cap Growth Equity Sub-Account (Service Class)	MML Small Cap Growth Equity Fund (Service Class) [4]

MML Small Company Value Sub-Account	MML Small Company Value Fund [4]

MML Small/Mid Cap Value Sub-Account (Initial Class)	MML Small/Mid Cap Value Fund (Initial Class) [4]

MML Small/Mid Cap Value Sub-Account (Service Class)	MML Small/Mid Cap Value Fund (Service Class) [4]

MML Special Situations Sub-Account (Service Class I)	MML Special Situations Fund (Service Class I) [5]

MML Strategic Emerging Markets Sub-Account	MML Strategic Emerging Markets Fund [5]

MML Total Return Bond Sub-Account	MML Total Return Bond Fund [4]

MML U.S. Government Money Market Sub-Account[10]	MML U.S. Government Money Market Fund [5]

Oppenheimer Capital Appreciation Sub-Account (Service)	Oppenheimer Capital Appreciation Fund/VA (Service) [6]

Oppenheimer Capital Appreciation Sub-Account (Non-Service)	Oppenheimer Capital Appreciation Fund/VA (Non-Service) [6]

Oppenheimer Conservative Balanced Sub-Account (Service)	Oppenheimer Conservative Balanced Fund/VA (Service) [6]

Oppenheimer Conservative Balanced Sub-Account (Non-Service)	Oppenheimer Conservative Balanced Fund/VA (Non-Service) [6]

Oppenheimer Core Bond Sub-Account	Oppenheimer Core Bond Fund/VA 6

Oppenheimer Discovery Mid Cap Growth Sub-Account (Service)	Oppenheimer Discovery Mid Cap Growth Fund/VA (Service) [6]

Oppenheimer Discovery Mid Cap Growth Sub-Account (Non-Service)	Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service) [6]

Oppenheimer Global Sub-Account (Service)	Oppenheimer Global Fund/VA (Service) [6]

Oppenheimer Global Sub-Account (Non-Service)	Oppenheimer Global Fund/VA (Non-Service) [6]

Oppenheimer Global Multi-Alternatives Sub-Account	Oppenheimer Global Multi-Alternatives Fund/VA 6

Oppenheimer Global Strategic Income Sub-Account (Service)	Oppenheimer Global Strategic Income Fund/VA (Service) [6]

Oppenheimer Global Strategic Income Sub-Account (Non-Service)	Oppenheimer Global Strategic Income Fund/VA (Non-Service) [6]

Oppenheimer Government Money Sub-Account [11]	Oppenheimer Government Money Fund/VA 6

Oppenheimer International Growth Sub-Account (Service)	Oppenheimer International Growth Fund/VA (Service) [6]

Notes To Financial Statements (Continued)

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

Oppenheimer International Growth Sub-Account (Non-Service)	Oppenheimer International Growth Fund/VA (Non-Service) [6]

Oppenheimer Main Street Sub-Account (Service)	Oppenheimer Main Street Fund®/VA (Service) [6]

Oppenheimer Main Street Sub-Account (Non-Service)	Oppenheimer Main Street Fund®/VA (Non-Service) [6]

PIMCO CommodityRealReturn® Strategy Sub-Account	PIMCO CommodityRealReturn® Strategy Portfolio [7]

VY® Clarion Global Real Estate Sub-Account [12]	VY® Clarion Global Real Estate Portfolio [2]

In addition to the ninety-six sub-accounts, some contract owners may also allocate funds to the Fixed Interest Account (“FIA”), which is part of MassMutual’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the FIA are not registered under the Securities Act of 1933, and the General Account and the FIA are not registered as an investment company under the 1940 Act.

[1]	Fidelity® Management & Research Company is the investment adviser to this Portfolio.
[2]	Voya Investments, LLC is the investment adviser to this Portfolio.
[3]	Invesco Advisers, Inc. is the investment adviser to the listed Funds.
[4]	MML Investment Advisers, LLC is the investment adviser to the listed MML Trust Funds pursuant to an investment management agreement.
[5]	MML Investment Advisers, LLC is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.
[6]	OFI Global Asset Management, Inc. serves as the investment adviser to the listed Funds/Portfolios.
[7]	Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[8]	Effective September 30, 2016, Ivy Investment Management Company replaced Waddell & Reed as Investment Adviser to this Portfolio.
[9]	BlackRock Advisors, LLC is the investment advisor for this Fund.
[10]	MML U.S. Government Money Market Sub-Account was formerly known as MML Money Market Sub-Account.
[11]	Oppenheimer Government Money Sub-Account was formerly known as Oppenheimer Money Sub-Account.
[12]	VY® Clarion Global Real Estate Sub-Account was formerly known as VY Clarion Global Real Estate Sub-Account.
[13]	Ivy VIP Asset Strategy Portfolio was formerly known as Ivy Funds VIP Asset Strategy Fund.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account Massachusetts Mutual Variable Annuity Separate Account 4 follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the investment sub-accounts are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and they are generally reinvested in the underlying investment sub-accounts.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts

Notes To Financial Statements (Continued)

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the participants may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Separate Account by an equal amount. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust the Separate Account. Net transfers from MassMutual to the Separate Account totaled $751,114 for the year ended December 31, 2016. Net transfers from MassMutual to the Separate Account totaled $2,267,674 for the year ended December 31, 2015. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1994 MGDB table, except for the MassMutual RetireEase Select SM Segment which uses the Annuity 2000 table.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2016. There have been no transfers between levels for the year ended December 31, 2016.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The contracts currently being offered are sold by both registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (“MSD”), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual and the Separate Account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives and MSD serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

Notes To Financial Statements (Continued)

Both MMLIS and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the contracts.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales investments for the year ended December 31, 2016 were as follows:

	BlackRock iShares® Alternative Strategies V.I. Sub-Account	BlackRock iShares® Dynamic Allocation V.I. Sub-Account	BlackRock iShares® Dynamic Fixed Income V.I. Sub-Account	BlackRock iShares® Equity Appreciation V.I. Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account
	(Class III)	(Class III)	(Class III)	(Class III)	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)

Cost of purchases	$489,237	$237,443	$806,249	$590,472	$27,869,548	$24,744,856	$2,308,940	$5,896,380	$3,237,641	$3,987,622	$616,816	$878,779
Proceeds from sales	(17,536)	(4,195)	(70,387)	(66,418)	(39,339,750)	(12,176,129)	(1,793,230)	(3,502,865)	(3,058,104)	(5,961,851)	(1,230,209)	(1,672,883)

	Ivy Funds Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Asset Momentum Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account
		(Initial Class)	(Service Class)	(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Cost of purchases	$2,044,329	$7,061,809	$16,114,006	$774,225	$15,739,589	$71,097,119	$10,728,318	$17,666,776	$9,711,147	$17,427,965	$17,975,697	$98,506,342
Proceeds from sales	(3,545,942)	(6,022,056)	(7,722,132)	(139,616)	(23,169,557)	(45,353,801)	(8,770,892)	(4,251,480)	(8,431,901)	(7,869,480)	(21,553,024)	(65,632,599)

	MML Core Allocation Sub-Account	MML Dynamic Bond Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Equity Rotation Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account
		(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)	(Service Class I)		(Initial Class)	(Service Class)
Cost of purchases	$191,591,412	$3,119,026	$4,166,463	$16,030,730	$27,015,891	$18,091,935	$6,430,070	$5,822,177	$264,976	$1,342,288	$16,251,521	$1,348,484
Proceeds from sales	(56,702,317)	(585,376)	(4,407,188)	(5,811,502)	(36,295,534)	(6,491,158)	(18,120,873)	(5,517,607)	(13,560)	(1,996,084)	(26,832,868)	(2,300,078)

	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account
			(Class I)	(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)
Cost of purchases	$1,908,511	$2,781,357	$1,458,399	$4,448,848	$663,478	$43,217,149	$1,324,008	$4,634,821	$78,014,514	$144,908,575	$6,789,253	$3,795,955
Proceeds from sales	(374,271)	(1,853,897)	(1,847,627)	(2,662,080)	(457,173)	(17,263,515)	(9,002,311)	(1,863,165)	(53,897,683)	(95,102,736)	(4,614,819)	(4,097,279)

	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account
	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)
Cost of purchases	$6,048,731	$15,413,814	$6,980,304	$9,434,965	$429,870	$1,748,419	$1,228,771	$14,895,013	$40,557,862	$31,443,372	$9,383,415	$13,310,109
Proceeds from sales	(3,357,274)	(33,311,571)	(8,847,089)	(7,596,677)	(925,056)	(1,936,568)	(770,185)	(26,877,309)	(20,212,400)	(18,633,749)	(4,729,339)	(11,919,001)

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)

Cost of purchases	$17,354,861	$24,321,260	$12,697,167	$47,087,080	$267,371,625	$14,336,239	$1,761,890	$2,058,838	$24,621,064	$3,841,287	$4,307,018	$12,734,513
Proceeds from sales	(8,612,089)	(39,604,785)	(4,987,026)	(48,204,864)	(170,923,747)	(7,790,765)	(4,125,634)	(1,523,153)	(22,669,313)	(1,432,938)	(1,817,171)	(26,463,562)

	MML Small/Mid Cap Value Sub-Account	MML Special Situations Sub-Account	Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account	MML U.S. Government Money Market Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account
	(Service Class)	(Service Class I)				(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)
Cost of purchases	$3,387,386	$141,114	$2,432,400	$7,432,908	$35,339,585	$3,318,627	$32,658,412	$2,210	$250,215	$105,099	$1,552,606	$15,090,565
Proceeds from sales	(2,306,578)	(8,232)	(1,433,758)	(5,763,138)	(37,230,657)	(3,003,976)	(36,844,987)	(32,944)	(1,166,691)	(384,633)	(1,500,071)	(22,081,401)

	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Multi- Alternatives Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Government Money Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	PIMCO Commodity RealReturn® Strategy Sub-Account	VY® Clarion Global Real Estate Sub-Account
	(Service)	(Non-Service)		(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)
Cost of purchases	$8,852,477	$27,148,891	$510,203	$7,309,399	$20,669,799	1,567,602	3,228,557	2,919,489	4,770,440	5,216,998	2,906,185	2,137,736
Proceeds from sales	(5,908,669)	(34,222,821)	(148,950)	(7,964,751)	(37,727,351)	(3,846,277)	(3,704,249)	(7,484,787)	(740,024)	(4,203,126)	(2,109,986)	(3,856,669)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2016 were as follows:

2016	BlackRock iShares® Alternative Strategies V.I. Sub-Account	BlackRock iShares® Dynamic Allocation V.I. Sub-Account	BlackRock iShares® Dynamic Fixed Income V.I. Sub-Account	BlackRock iShares® Equity Appreciation V.I. Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account
	(Class III)	(Class III)	(Class III)	(Class III)	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)

Units purchased	47,451	28,942	85,198	61,247	208,618	1,126,418	49,180	100,724	16,758	20,179	22,411	13,329
Units withdrawn	(2,670)	(5,637)	(13,995)	(2,898)	(1,137,777)	(444,740)	(80,792)	(118,707)	(70,348)	(74,493)	(48,874)	(37,664)
Units transferred between Sub-Accounts and to/from the Fixed Account	516	29	539	(5,959)	(139,017)	76,812	84,975	272,658	(20,639)	(153,753)	(23,308)	(33,164)

Net increase (decrease)	45,297	23,335	71,742	52,390	(1,068,176)	758,489	53,362	254,675	(74,229)	(208,067)	(49,771)	(57,500)

2016 (Continued)	Ivy Funds Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Asset Momentum Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account
		(Initial Class)	(Service Class)	(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Units purchased	136,387	147,121	689,599	83,975	98,647	2,787,789	81,689	972,837	57,218	612,943	182,779	2,386,504
Units withdrawn	(90,453)	(224,293)	(414,340)	(17,681)	(1,220,025)	(2,766,201)	(356,265)	(220,118)	(223,957)	(188,363)	(1,116,980)	(3,728,925)
Units transferred between Sub-Accounts and to/from the Fixed Account	(167,874)	(112,787)	(63,973)	(2,375)	(42,007)	(114,542)	37,127	55,345	28,913	81,327	259,926	2,627,350

Net increase (decrease)	(121,940)	(189,959)	211,287	63,919	(1,163,385)	(92,954)	(237,449)	808,064	(137,826)	505,907	(674,275)	1,284,929

2016 (Continued)	MML Core Allocation Sub-Account	MML Dynamic Bond Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Equity Rotation Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account
		(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)	(Service Class I)		(Initial Class)	(Service Class)
Units purchased	7,225,637	293,996	40,933	774,756	138,580	482,122	30,430	114,732	28,040	32,265	193,443	34,179
Units withdrawn	(4,056,644)	(18,422)	(153,190)	(314,292)	(1,196,827)	(267,140)	(418,253)	(93,033)	(3,530)	(63,582)	(1,402,169)	(57,806)
Units transferred between Sub-Accounts and to/from the Fixed Account	2,439,964	(29,002)	(10,070)	46,910	(408,238)	138,446	(393,335)	(41,309)	(58)	(37,427)	246,627	(56,426)

Net increase (decrease)	5,608,957	246,572	(122,327)	507,374	(1,466,485)	353,428	(781,158)	(19,611)	24,452	(68,743)	(962,099)	(80,053)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2016 (Continued)	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account
			(Class I)	(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)

Units purchased	90,142	144,514	7,470	141,230	31,436	1,086,013	45,795	417,683	741,571	2,323,371	291,900	37,336
Units withdrawn	(25,235)	(117,179)	(51,269)	(47,810)	(29,750)	(587,799)	(351,107)	(101,025)	(2,920,441)	(4,958,604)	(247,649)	(147,272)
Units transferred between Sub-Accounts and to/from the Fixed Account	37,356	39,278	(17,053)	(6,572)	4,858	(79,551)	(68,225)	(317)	(333,978)	(1,095,861)	61,955	(30,190)

Net increase (decrease)	102,263	66,612	(60,852)	86,848	6,544	418,663	(373,537)	316,341	(2,512,848)	(3,731,094)	106,207	(140,126)

2016 (Continued)	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account
	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)
Units purchased	242,837	159,358	268,858	252,853	35,833	12,243	68,212	141,206	2,358,068	123,406	156,888	74,370
Units withdrawn	(113,676)	(1,810,967)	(495,032)	(341,827)	(38,579)	(75,548)	(22,938)	(1,431,310)	(1,345,203)	(1,013,918)	(175,824)	(295,666)
Units transferred between Sub-Accounts and to/from the Fixed Account	16,958	(236,983)	54,225	(130,255)	(60,564)	(17,842)	(13,752)	105,409	331,594	98,510	(42,850)	(26,285)

Net increase (decrease)	146,119	(1,888,592)	(171,949)	(219,229)	(63,310)	(81,148)	31,522	(1,184,695)	1,344,459	(792,002)	(61,786)	(247,581)

2016 (Continued)	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)
Units purchased	624,105	125,026	370,106	286,681	11,015,139	654,726	18,038	104,740	80,923	83,130	147,884	108,550
Units withdrawn	(283,660)	(826,555)	(111,787)	(2,388,902)	(10,175,094)	(514,681)	(118,608)	(45,675)	(625,141)	(34,885)	(42,985)	(730,155)
Units transferred between Sub-Accounts and to/from the Fixed Account	(50,922)	(501,245)	66,425	134,084	(2,623,147)	484,947	(33,511)	(10,173)	(216,643)	593	3,105	(464,534)

Net increase (decrease)	289,523	(1,202,774)	324,744	(1,968,137)	(1,783,102)	624,992	(134,081)	48,892	(760,861)	48,838	108,005	(1,086,139)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2016 (Continued)	MML Small/Mid Cap Value Sub-Account	MML Special Situations Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account	MML U.S. Government Money Market Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account
	(Service Class)	(Service Class I)				(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)

Units purchased	119,764	15,126	112,801	294,954	928,278	28,114	145,524	-	1,127	-	59,036	115,886
Units withdrawn	(77,297)	(1,531)	(86,962)	(267,059)	(2,249,415)	(42,165)	(1,341,916)	(2,451)	(63,344)	(21,391)	(39,429)	(775,999)
Units transferred between Sub-Accounts and to/from the Fixed Account	(14,009)	(43)	77,499	130,157	1,196,275	(36,296)	345,459	-	(11,278)	(2,892)	(24,252)	(78,785)

Net increase (decrease)	28,458	13,552	103,338	158,052	(124,862)	(50,348)	(850,932)	(2,451)	(73,495)	(24,283)	(4,646)	(738,898)

2016 (Continued)	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Multi- Alternatives Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Government Money Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	PIMCO Commodity RealReturn® Strategy Sub-Account	VY® Clarion Global Real Estate Sub-Account
	(Service)	(Non-Service)		(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)
Units purchased	325,675	199,448	38,247	239,994	152,207	46,552	164,144	44,924	196,350	20,909	75,302	67,498
Units withdrawn	(167,757)	(1,051,449)	(6,485)	(393,524)	(1,766,447)	(242,543)	(129,896)	(221,643)	(52,988)	(153,857)	(195,335)	(143,128)
Units transferred between Sub-Accounts and to/from the Fixed Account	(24,873)	69,109	5,201	(58,367)	(288,782)	(11,426)	(3,807)	(48,970)	84,269	(4,792)	103,023	(45,572)

Net increase (decrease)	133,045	(782,892)	36,964	(211,898)	(1,903,022)	(207,417)	30,441	(225,689)	227,631	(137,741)	(17,011)	(121,201)

2015	BlackRock iShares® Alternative Strategies V.I. Sub-Account	BlackRock iShares® Dynamic Allocation V.I. Sub-Account	BlackRock iShares® Dynamic Fixed Income V.I. Sub-Account	BlackRock iShares® Equity Appreciation V.I. Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account
	(Class III)	(Class III)	(Class III)	(Class III)	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)
Units purchased	9,053	12,314	39,486	6,772	332,492	755,684	20,269	207,417	22,133	194,165	29,723	79,800
Units withdrawn	-	-	-	-	(1,427,897)	(267,852)	(88,741)	(136,769)	(69,220)	(49,890)	(52,890)	(20,366)
Units transferred between Sub-Accounts and to/from the Fixed Account	-	-	-	-	(227,614)	85,679	87,381	(1,709)	63,555	161,700	(18,114)	89,792

Net increase (decrease)	9,053	12,314	39,486	6,772	(1,323,020)	573,510	18,909	68,939	16,468	305,975	(41,280)	149,227

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2015 (Continued)	Ivy Funds Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Asset Momentum Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account
		(Initial Class)	(Service Class)	(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)

Units purchased	257,099	93,016	682,896	14,164	174,789	3,223,758	86,261	515,285	64,371	354,926	138,461	2,180,729
Units withdrawn	(73,938)	(307,222)	(229,512)	-	(1,372,959)	(2,303,397)	(409,893)	(122,611)	(269,157)	(144,521)	(1,383,655)	(2,176,113)
Units transferred between Sub-Accounts and to/from the Fixed Account	(12,295)	26,652	32,994	-	(266,222)	(474,266)	45,039	53,386	43,796	163,917	439,982	257,612

Net increase (decrease)	170,866	(187,554)	486,377	14,164	(1,464,392)	446,096	(278,592)	446,060	(160,989)	374,322	(805,212)	262,228

2015 (Continued)	MML Core Allocation Sub-Account	MML Dynamic Bond Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Equity Rotation Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account
		(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)	(Service Class I)		(Initial Class)	(Service Class)
Units purchased	11,490,818	28,823	60,220	927,991	251,976	470,662	22,713	415,005	2,973	86,026	310,594	87,288
Units withdrawn	(2,612,934)	-	(135,625)	(177,011)	(1,430,429)	(229,238)	(472,859)	(102,440)	-	(27,837)	(1,515,081)	(55,200)
Units transferred between Sub-Accounts and to/from the Fixed Account	1,079,024	-	41,584	177,897	309,284	45,790	(36,313)	44,993	-	(21,651)	232,611	40,884

Net increase (decrease)	9,956,909	28,823	(33,821)	928,878	(869,169)	287,214	(486,459)	357,557	2,973	36,538	(971,876)	72,973

2015 (Continued)	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account
			(Class I)	(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)
Units purchased	41,838	81,942	19,048	119,189	11,368	1,232,891	48,757	150,968	658,539	3,040,631	205,182	67,670
Units withdrawn	(13,149)	(17,592)	(62,931)	(47,320)	(22,809)	(404,782)	(495,331)	(81,555)	(3,559,214)	(3,664,464)	(135,031)	(201,825)
Units transferred between Sub-Accounts and to/from the Fixed Account	12,728	101,682	53,574	48,324	(4,511)	(205,828)	(125,804)	(46,058)	(322,073)	68,482	78,406	(16,113)

Net increase (decrease)	41,416	166,032	9,692	120,193	(15,951)	622,282	(572,377)	23,355	(3,222,748)	(555,351)	148,557	(150,268)

2015 (Continued)	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account
	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)
Units purchased	80,120	291,515	226,193	575,525	35,772	19,893	43,559	255,954	3,176,065	194,563	248,056	73,808
Units withdrawn	(59,864)	(2,237,202)	(330,944)	(233,311)	(667)	(128,159)	(8,649)	(1,706,613)	(958,056)	(1,225,238)	(136,042)	(298,246)
Units transferred between Sub-Accounts and to/from the Fixed Account	54,046	(15,924)	(110,194)	302,646	106,215	(47,252)	13,088	79,441	238,660	(463,496)	(33,160)	(35,641)

Net increase (decrease)	74,302	(1,961,612)	(214,945)	644,860	141,320	(155,518)	47,998	(1,371,217)	2,456,668	(1,494,171)	78,853	(260,079)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2015 (Continued)	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)

Units purchased	536,421	173,874	228,829	570,974	20,511,223	152,026	22,940	100,022	122,624	55,244	77,952	166,614
Units withdrawn	(184,722)	(952,815)	(75,632)	(3,419,736)	(6,966,001)	(369,639)	(159,802)	(26,414)	(642,288)	(20,165)	(34,154)	(851,482)
Units transferred between Sub-Accounts and to/from the Fixed Account	40,351	(24,360)	27,748	(195,928)	(641,311)	195,684	(30,193)	30,341	132,771	58,131	3,414	173,382

Net increase (decrease)	392,049	(803,301)	180,945	(3,044,690)	12,903,911	(21,929)	(167,055)	103,949	(386,893)	93,210	47,213	(511,486)

2015 (Continued)	MML Small/Mid Cap Value Sub-Account	MML Special Situations Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account	MML Money Market Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account
	(Service Class)	(Service Class I)				(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)
Units purchased	112,100	10,346	110,798	193,931	1,045,590	96,763	232,298	-	928	-	61,457	164,055
Units withdrawn	(41,684)	-	(58,134)	(73,183)	(2,472,938)	(37,037)	(1,512,334)	(1,105)	(109,330)	(32,512)	(20,534)	(878,764)
Units transferred between Sub-Accounts and to/from the Fixed Account	18,310	-	15,686	169,781	565,259	99,954	(534,274)	-	(26,825)	(5,294)	16,132	(543,477)

Net increase (decrease)	88,727	10,346	68,351	290,528	(862,089)	159,679	(1,814,310)	(1,105)	(135,227)	(37,805)	57,056	(1,258,186)

2015 (Continued)	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Multi- Alternatives Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	PIMCO Commodity RealReturn® Strategy Sub-Account	VY Clarion Global Real Estate Sub-Account
	(Service)	(Non-Service)		(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)
Units purchased	342,712	232,795	69,694	364,951	283,613	42,766	78,780	57,342	74,651	31,866	171,730	146,459
Units withdrawn	(122,817)	(1,157,108)	(4,350)	(359,171)	(2,106,051)	(236,365)	(82,399)	(230,161)	(11,886)	(184,239)	(246,793)	(141,614)
Units transferred between Sub-Accounts and to/from the Fixed Account	49,379	(423,232)	(33,066)	11,923	(3,620)	(11,907)	12,984	(47,668)	19,608	(22,875)	125,128	27,931

Net increase (decrease)	269,274	(1,347,545)	32,278	17,703	(1,826,058)	(205,506)	9,365	(220,487)	82,373	(175,248)	50,065	32,776

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2016 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
BlackRock iShares® Alternatives Strategies V.I. Sub-Account (Class III)
2016	54,350	$10.12 to $10.22	$555,192	4.32%	1.00 to 1.80%	4.33% to 5.16%
2015[12]	9,053	9.70 to 9.72	87,946	0.54	1.00 to 1.80	(2.99) to (2.85)

BlackRock iShares® Dynamic Allocation V.I. Sub-Account (Class III)
2016	35,649	10.10 to 10.20	363,359	2.71	1.00 to 1.80	4.27 to 5.10
2015[12]	12,314	9.69 to 9.70	119,445	0.62	1.00 to 1.80	(3.14) to (3.00)

BlackRock iShares® Dynamic Fixed Income V.I. Sub-Account (Class III)
2016	111,228	9.94 to 10.03	1,115,162	2.42	1.00 to 1.80	1.48 to 2.29
2015[12]	39,486	9.79 to 9.81	387,172	4.74	1.00 to 1.80	(2.09) to (1.95)

BlackRock iShares® Equity Appreciation V.I. Sub-Account (Class III)
2016	59,162	10.26 to 10.36	612,291	2.98	1.00 to 1.80	7.11 to 7.97
2015[12]	6,772	9.58 to 9.59	64,955	0.45	1.00 to 1.80	(4.21) to (4.07)

Fidelity® VIP Contrafund® Sub-Account (Initial Class)
2016	10,065,234	20.07 to 28.89	256,505,001	0.79	0.95 to 2.60	5.24 to 6.99
2015	11,133,409	19.07 to 27.00	266,752,622	1.01	0.95 to 2.60	(1.91) to (0.28)
2014	12,456,429	19.44 to 27.08	302,421,907	0.91	0.95 to 2.60	9.07 to 10.89
2013	14,691,990	17.82 to 24.42	323,174,155	1.04	0.95 to 2.60	27.92 to 30.05
2012	17,406,780	13.93 to 18.78	295,726,935	1.31	0.95 to 2.60	13.42 to 15.31

Fidelity® VIP Contrafund® Sub-Account (Service Class 2)
2016	5,476,326	10.60 to 19.17	118,297,754	0.66	1.00 to 3.10	4.45 to 6.66
2015	4,717,837	9.93 to 18.35	106,079,060	0.86	1.00 to 3.10	(2.65) to (0.66)
2014	4,144,327	18.85 to 23.90	95,084,153	0.80	1.15 to 3.10	8.25 to 10.38
2013	3,677,023	17.42 to 21.66	76,557,019	0.92	1.15 to 3.10	26.96 to 29.46
2012	3,207,664	13.72 to 16.73	51,704,431	1.23	1.15 to 3.10	12.59 to 14.81

Invesco V.I. Diversified Dividend Sub-Account (Series I)
2016	736,362	7.98 to 11.40	7,837,640	1.38	0.95 to 2.60	11.87 to 13.73
2015	683,000	7.14 to 10.02	6,428,727	1.74	0.95 to 2.60	(0.55) to 1.10
2014	664,091	7.18 to 9.91	6,279,723	1.70	0.95 to 2.60	9.93 to 11.76
2013	721,269	6.53 to 8.87	6,104,301	2.30	0.95 to 2.60	27.67 to 29.80
2012	776,137	5.11 to 6.83	5,099,770	2.15	0.95 to 2.60	15.67 to 17.60

Invesco V.I. Diversified Dividend Sub-Account (Series II)
2016	1,687,179	7.64 to 10.34	16,407,276	1.27	1.15 to 3.10	11.05 to 13.23
2015	1,432,504	6.88 to 9.13	12,233,723	1.59	1.15 to 3.10	(1.29) to 0.65
2014	1,363,565	6.97 to 9.07	11,705,249	1.54	1.15 to 3.10	9.10 to 11.25
2013	980,466	6.39 to 8.15	7,598,236	2.53	1.15 to 3.10	26.78 to 29.27
2012	451,652	5.04 to 6.31	2,711,573	2.01	1.15 to 3.10	14.75 to 17.01

Invesco V.I. Global Health Care Sub-Account (Series I)
2016	550,239	17.07 to 23.69	12,141,263	-	0.95 to 2.60	(13.73) to (12.30)
2015	624,469	19.78 to 27.01	15,699,247	-	0.95 to 2.60	0.51 to 2.19
2014	608,001	19.68 to 26.43	15,088,993	-	0.95 to 2.60	16.60 to 18.54
2013	651,848	16.88 to 22.30	13,759,629	0.68	0.95 to 2.60	36.94 to 39.21
2012	674,210	12.33 to 16.02	10,305,929	-	0.95 to 2.60	17.79 to 19.75

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Invesco V.I. Global Health Care Sub-Account (Series II)
2016	665,130	$16.31 to $22.23	$14,005,123	-%	1.15% to 3.10%	(14.37)% to (12.69)%
2015	873,197	19.05 to 25.46	20,829,685	-	1.15 to 3.10	(0.25) to 1.71
2014	567,222	19.10 to 25.03	13,227,333	-	1.15 to 3.10	15.73 to 18.01
2013	426,051	16.50 to 21.21	8,417,378	0.63	1.15 to 3.10	35.89 to 38.56
2012	207,733	12.14 to 15.31	2,983,215	-	1.15 to 3.10	16.91 to 19.22

Invesco V.I. Technology Sub-Account (Series I)
2016	477,318	14.41 to 17.86	5,520,565	-	0.95 to 2.60	(3.30) to (1.69)
2015	527,089	14.90 to 18.17	6,455,998	-	0.95 to 2.60	4.07 to 5.80
2014	568,369	14.32 to 17.17	6,828,749	-	0.95 to 2.60	8.20 to 10.00
2013	636,533	13.23 to 15.61	7,412,702	-	0.95 to 2.60	21.93 to 23.96
2012	720,292	10.85 to 12.59	6,889,703	-	0.95 to 2.60	8.42 to 10.22

Invesco V.I. Technology Sub-Account (Series II)
2016	347,245	13.76 to 21.26	6,782,767	-	1.15 to 3.10	(4.02) to (2.14)
2015	404,745	14.34 to 21.72	8,025,462	-	1.15 to 3.10	3.31 to 5.34
2014	255,519	13.88 to 20.62	4,754,678	-	1.15 to 3.10	7.44 to 9.56
2013	184,399	12.92 to 18.82	3,108,180	-	1.15 to 3.10	20.98 to 23.36
2012	147,145	10.68 to 15.26	2,006,873	-	1.15 to 3.10	7.64 to 9.76

Ivy Funds Asset Strategy Sub-Account
2016	1,062,865	9.29 to 9.77	11,011,299	0.59	1.00 to 3.10	(5.53) to (3.54)
2015	1,184,806	9.63 to 10.35	12,900,869	0.34	1.00 to 3.10	(11.15) to (3.72)
2014	1,013,940	11.65 to 12.15	12,222,143	0.44	1.15 to 3.10	(8.16) to (6.35)
2013	477,877	12.68 to 12.97	6,176,973	0.65	1.15 to 3.10	21.31 to 23.70
2012[9]	13,539	10.45 to 10.49	141,873	-	1.15 to 3.10	4.52 to 4.86

MML Aggressive Allocation Sub-Account (Initial Class)
2016	2,239,323	13.98 to 16.21	35,369,015	1.55	0.95 to 2.60	5.76 to 7.52
2015	2,429,282	13.22 to 15.07	35,674,422	2.03	0.95 to 2.60	(3.39) to (1.78)
2014	2,616,835	13.68 to 15.35	39,229,153	1.04	0.95 to 2.60	3.13 to 4.85
2013	2,868,990	13.27 to 14.64	41,165,457	1.18	0.95 to 2.60	24.12 to 26.19
2012	3,011,798	10.69 to 11.60	34,331,227	0.79	0.95 to 2.60	12.76 to 14.64

MML Aggressive Allocation Sub-Account (Service Class)
2016	4,946,142	10.49 to 13.25	73,642,938	1.34	1.00 to 3.10	4.98 to 7.20
2015	4,734,855	9.79 to 12.62	68,002,165	1.87	1.00 to 3.10	(4.09) to (2.14)
2014	4,248,478	13.16 to 14.89	62,718,592	0.91	1.15 to 3.10	2.39 to 4.41
2013	3,626,442	12.85 to 14.26	51,318,764	1.07	1.15 to 3.10	23.27 to 25.69
2012	3,056,568	10.43 to 11.35	34,458,467	0.59	1.15 to 3.10	11.82 to 14.03

MML Asset Allocation Sub-Account (Initial Class)
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	2.47	0.95 to 2.60	5.12 to 5.68

MML Asset Allocation Sub-Account (Service Class)
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	2.29	1.15 to 3.10	4.82 to 5.48

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Asset Momentum Sub-Account (Service Class I)
2016	78,083	$10.48 to $10.58	$824,965	0.85%	1.00% to 1.80%	7.89% to 8.76%
2015[12]	14,164	9.71 to 9.72	137,680	-	1.00 to 1.80	(2.90) to (2.76)

MML Balanced Allocation Sub-Account (Initial Class)
2016	7,704,110	12.71 to 14.73	110,199,123	2.28	0.95 to 2.60	3.43 to 5.15
2015	8,867,495	12.29 to 14.01	121,174,809	2.69	0.95 to 2.60	(2.92) to (1.30)
2014	10,331,887	12.66 to 14.20	143,643,581	2.08	0.95 to 2.60	2.64 to 4.35
2013	10,642,801	12.34 to 13.61	142,186,556	2.37	0.95 to 2.60	11.55 to 13.40
2012	11,205,798	11.06 to 12.00	132,420,466	1.79	0.95 to 2.60	9.51 to 11.33

MML Balanced Allocation Sub-Account (Service Class)
2016	32,113,847	10.28 to 12.05	438,781,835	2.11	1.00 to 3.10	2.60 to 4.77
2015	32,206,801	9.81 to 11.75	427,863,488	2.54	1.00 to 3.10	(3.65) to (1.85)
2014	31,760,705	12.19 to 13.80	430,980,568	1.89	1.15 to 3.10	1.86 to 3.87
2013	30,040,540	11.97 to 13.28	393,771,762	2.22	1.15 to 3.10	10.74 to 12.92
2012	26,831,944	10.81 to 11.76	312,296,978	1.59	1.15 to 3.10	8.69 to 10.83

MML Blend Sub-Account (Initial Class)
2016	3,185,857	16.81 to 22.79	64,599,999	2.13	0.95 to 2.60	6.62 to 8.39
2015	3,423,305	15.77 to 21.02	64,229,985	2.13	0.95 to 2.60	(2.49) to (0.87)
2014	3,701,898	16.17 to 21.21	70,408,663	2.06	0.95 to 2.60	8.14 to 9.94
2013	4,217,795	14.95 to 19.29	73,420,884	2.05	0.95 to 2.60	17.23 to 19.18
2012	4,317,094	12.75 to 16.19	63,246,799	2.17	0.95 to 2.60	9.75 to 11.58

MML Blend Sub-Account (Service Class)
2016	3,435,697	10.67 to 16.06	60,017,383	1.94	1.00 to 3.10	5.82 to 8.06
2015	2,627,633	9.88 to 15.18	47,553,483	1.92	1.00 to 3.10	(3.22) to (1.25)
2014	2,181,573	15.68 to 19.45	40,332,905	1.87	1.15 to 3.10	7.33 to 9.45
2013	1,831,090	14.61 to 17.77	30,932,071	1.85	1.15 to 3.10	16.35 to 18.64
2012	1,545,756	12.56 to 14.98	22,114,127	2.00	1.15 to 3.10	8.93 to 11.08

MML Blue Chip Growth Sub-Account (Initial Class)
2016	1,882,269	19.22 to 26.17	47,571,672	-	0.95 to 2.60	(1.68) to (0.04)
2015	2,020,094	19.54 to 26.19	51,367,155	-	0.95 to 2.60	8.25 to 10.05
2014	2,181,084	18.05 to 23.80	50,643,816	-	0.95 to 2.60	6.33 to 8.09
2013	2,429,887	16.98 to 22.01	52,314,807	0.22	0.95 to 2.60	37.71 to 39.99
2012	2,805,201	12.33 to 15.72	43,183,423	0.09	0.95 to 2.60	15.27 to 17.19

MML Blue Chip Growth Sub-Account (Service Class)
2016	2,352,355	10.04 to 18.35	47,399,149	-	1.00 to 3.10	(2.41) to (0.35)
2015	1,846,448	10.08 to 18.80	42,473,882	-	1.00 to 3.10	0.80 to 7.37
2014	1,472,126	17.51 to 22.85	31,727,586	-	1.15 to 3.10	5.55 to 7.62
2013	1,165,151	16.59 to 21.23	23,271,863	0.05	1.15 to 3.10	36.70 to 39.39
2012	1,037,043	12.14 to 15.23	14,894,218	-	1.15 to 3.10	14.38 to 16.64

MML China Sub-Account
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014[10]	-	12.64 to 14.00	-	-	1.15 to 3.10	(7.04) to (6.46)
2013	231,180	13.59 to 14.97	3,429,680	1.17	1.15 to 3.10	7.85 to 9.97
2012	243,018	12.60 to 13.61	3,282,092	-	1.15 to 3.10	21.42 to 23.82

MML Concentrated Growth Sub-Account (Class I)
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	1.23	0.95 to 2.60	9.85 to 10.47

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Concentrated Growth Sub-Account (Service Class I)
2016	-	$-	$-	-%	-%	-%
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	1.71	1.15 to 3.10	9.61 to 10.31

MML Concentrated Growth Sub-Account (Class II)
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	2.24	1.18 to 1.65	10.27 to 10.44

MML Conservative Allocation Sub-Account (Initial Class)
2016	6,405,735	12.59 to 14.59	91,123,910	2.33	0.95 to 2.60	3.08 to 4.79
2015	7,080,010	12.22 to 13.93	96,367,633	2.82	0.95 to 2.60	(2.94) to (1.32)
2014	7,885,223	12.59 to 14.11	109,151,802	2.42	0.95 to 2.60	2.43 to 4.13
2013	8,989,816	12.29 to 13.55	119,758,501	2.26	0.95 to 2.60	8.46 to 10.27
2012	10,131,983	11.33 to 12.29	122,720,414	1.90	0.95 to 2.60	8.54 to 10.35

MML Conservative Allocation Sub-Account (Service Class)
2016	27,042,671	10.25 to 11.91	364,206,497	2.16	1.00 to 3.10	2.27 to 4.43
2015	25,757,742	9.81 to 11.65	338,660,784	2.68	1.00 to 3.10	(3.67) to (1.89)
2014	25,495,514	12.09 to 13.68	342,106,894	2.27	1.15 to 3.10	1.63 to 3.63
2013	25,176,788	11.90 to 13.20	327,041,221	2.13	1.15 to 3.10	7.68 to 9.80
2012	24,887,854	11.05 to 12.03	295,572,709	1.75	1.15 to 3.10	7.75 to 9.87

MML Core Allocation Sub-Account
2016	64,956,863	10.55 to 12.83	932,979,667	1.87	1.00 to 3.10	5.65 to 7.89
2015	59,347,906	9.78 to 12.14	807,083,244	1.36	1.00 to 3.10	(4.14) to (2.20)
2014	49,390,998	12.67 to 14.22	690,585,391	1.01	1.15 to 3.10	4.75 to 6.81
2013	41,568,428	12.09 to 13.31	546,136,756	1.34	1.15 to 3.10	14.69 to 16.95
2012	37,237,588	10.54 to 11.38	419,693,886	1.53	1.15 to 3.10	8.28 to 10.42

MML Dynamic Bond Sub-Account (Service Class I)
2016	275,395	10.10 to 10.20	2,803,633	3.26	1.00 to 1.80	2.80 to 3.63
2015[12]	28,823	9.82 to 9.84	283,543	0.36	1.00 to 1.80	(1.75) to (1.61)

MML Emerging Growth Sub-Account (Initial Class)
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	-	0.95 to 2.60	6.06 to 6.63

MML Emerging Growth Sub-Account (Service Class)
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	-	1.15 to 3.10	5.80 to 6.47

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Enhanced Index Core Equity Sub-Account (Initial Class)
2016	-	$-	$-	-%	-%	-%
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	2.07	0.95 to 2.60	7.99 to 8.57

MML Enhanced Index Core Equity Sub-Account (Service Class)
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	1.93	1.15 to 3.10	7.73 to 8.41

MML Equity Sub-Account (Initial Class)
2016	1,478,690	15.88 to 21.57	27,122,827	1.72	0.95 to 2.60	9.71 to 11.53
2015	1,601,017	14.47 to 19.34	26,423,971	2.07	0.95 to 2.60	(5.91) to (4.34)
2014	1,634,838	15.38 to 20.22	28,424,843	1.55	0.95 to 2.60	8.70 to 10.51
2013	1,844,640	14.15 to 18.30	29,267,983	1.90	0.95 to 2.60	29.85 to 32.01
2012	1,987,760	10.90 to 13.86	24,026,996	1.94	0.95 to 2.60	13.06 to 14.95

MML Equity Sub-Account (Service Class)
2016	4,623,570	10.87 to 15.17	82,044,629	1.56	1.00 to 3.10	8.89 to 11.19
2015	4,116,196	9.78 to 13.93	69,099,138	1.93	1.00 to 3.10	(6.61) to (2.23)
2014	3,187,318	14.92 to 18.47	56,685,723	1.44	1.15 to 3.10	7.89 to 10.02
2013	2,561,118	13.83 to 16.79	41,590,626	1.79	1.15 to 3.10	28.89 to 31.42
2012	2,105,350	10.73 to 12.78	26,072,701	1.82	1.15 to 3.10	12.22 to 14.43

MML Equity Income Sub-Account (Initial Class)
2016	9,518,731	16.56 to 22.46	194,949,078	2.01	0.95 to 2.60	15.65 to 17.56
2015	10,985,217	14.32 to 19.10	192,181,207	1.87	0.95 to 2.60	(9.27) to (7.76)
2014	11,854,386	15.78 to 20.71	226,496,101	1.65	0.95 to 2.60	4.78 to 6.53
2013	13,837,402	15.06 to 19.44	249,236,212	1.85	0.95 to 2.60	26.60 to 28.70
2012	16,354,064	11.90 to 15.11	229,600,031	2.08	0.95 to 2.60	14.30 to 16.21

MML Equity Income Sub-Account (Service Class)
2016	4,106,682	11.45 to 15.83	77,668,627	1.83	1.00 to 3.10	14.86 to 17.29
2015	3,753,254	9.76 to 13.79	63,274,981	1.70	1.00 to 3.10	(9.94) to (2.36)
2014	3,466,040	15.31 to 18.98	63,759,105	1.53	1.15 to 3.10	3.96 to 6.00
2013	3,142,997	14.72 to 17.90	54,594,084	1.74	1.15 to 3.10	25.59 to 28.07
2012	2,901,070	11.72 to 13.98	39,414,680	1.95	1.15 to 3.10	13.48 to 15.72

MML Equity Index Sub-Account (Class I)
2016	2,503,591	17.14 to 23.03	46,624,051	1.61	0.95 to 2.60	8.63 to 10.43
2015	3,284,749	15.78 to 20.86	55,127,031	1.43	0.95 to 2.60	(1.60) to 0.04
2014	3,771,208	16.03 to 20.85	63,394,024	1.31	0.95 to 2.60	10.27 to 12.11
2013	4,839,127	14.54 to 18.60	72,466,471	1.57	0.95 to 2.60	28.46 to 30.60
2012	5,403,301	11.32 to 14.24	62,182,405	1.53	0.95 to 2.60	12.51 to 14.38

MML Equity Index Sub-Account (Service Class I)
2016	2,014,920	16.37 to 21.66	42,156,829	1.57	1.15 to 3.10	7.81 to 9.93
2015	2,034,531	15.18 to 19.71	38,684,734	1.52	1.15 to 3.10	(2.37) to (0.45)
2014	1,676,974	15.55 to 19.80	32,077,604	1.39	1.15 to 3.10	9.47 to 11.62
2013	1,247,747	14.21 to 17.73	21,445,777	1.75	1.15 to 3.10	27.48 to 29.99
2012	775,190	11.14 to 13.64	10,229,251	1.61	1.15 to 3.10	11.69 to 13.89

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Equity Rotation Sub-Account (Service Class I)
2016	27,425	$11.44 to $11.55	$316,663	1.69%	1.00% to 1.80%	15.13% to 16.06%
2015[12]	2,973	9.93 to 9.95	29,575	0.02	1.00 to 1.80	(0.65) to (0.51)

MML Focused Equity Sub-Account
2016	389,111	14.84 to 16.41	6,163,329	1.17	0.95 to 3.10	14.16 to 16.63
2015	457,854	13.00 to 14.07	6,339,348	1.40	0.95 to 3.10	(11.93) to (10.02)
2014	421,316	14.76 to 15.64	6,514,390	0.35	0.95 to 3.10	8.56 to 10.91
2013	297,902	13.60 to 14.10	4,170,618	-	0.95 to 3.10	33.45 to 36.34
2012[8]	49,307	10.19 to 10.34	509,252	1.07	0.95 to 3.10	1.92 to 3.39

MML Foreign Sub-Account (Initial Class)
2016	11,158,817	11.50 to 15.29	156,153,111	2.02	0.95 to 2.60	(1.16) to 0.48
2015	12,120,917	11.63 to 15.22	169,934,072	2.76	0.95 to 2.60	(6.63) to (5.08)
2014	13,092,793	12.46 to 16.03	195,299,310	2.17	0.95 to 2.60	(9.36) to (7.85)
2013	13,526,887	13.75 to 17.40	220,469,245	1.91	0.95 to 2.60	17.70 to 19.66
2012	15,144,640	11.68 to 14.54	207,295,093	2.19	0.95 to 2.60	16.00 to 17.94
MML Foreign Sub-Account (Service Class)
2016	751,624	9.43 to 10.99	10,230,593	1.76	1.00 to 3.10	(1.90) to 0.18
2015	831,677	9.41 to 11.20	11,398,372	2.71	1.00 to 3.10	(7.42) to (5.87)
2014	758,704	12.10 to 15.21	11,092,542	2.28	1.15 to 3.10	(9.90) to (8.13)
2013	523,577	13.43 to 16.55	8,346,697	1.71	1.15 to 3.10	16.74 to 19.04
2012	503,548	11.50 to 13.91	6,757,665	1.98	1.15 to 3.10	15.11 to 17.38

MML Fundamental Growth Sub-Account
2016	298,369	13.52 to 14.95	4,030,111	0.55	0.95 to 3.10	0.38 to 2.56
2015	196,105	13.47 to 14.58	2,797,767	0.58	0.95 to 3.10	2.68 to 4.91
2014	154,689	13.12 to 13.89	2,130,004	0.67	0.95 to 3.10	7.43 to 9.77
2013	93,132	12.21 to 12.66	1,173,384	-	0.95 to 3.10	27.96 to 30.73
2012[8]	41,068	9.54 to 9.68	397,161	1.33	0.95 to 3.10	(4.56) to (3.19)

MML Fundamental Value Sub-Account
2016	586,038	14.16 to 15.65	8,339,048	1.20	0.95 to 3.10	9.61 to 11.99
2015	519,426	12.91 to 13.97	7,073,271	1.04	0.95 to 3.10	(6.14) to (4.10)
2014	353,394	13.76 to 14.57	5,086,093	1.62	0.95 to 3.10	7.59 to 9.93
2013	178,468	12.79 to 13.25	2,348,467	1.37	0.95 to 3.10	26.57 to 29.32
2012[8]	22,517	10.10 to 10.25	230,294	0.65	0.95 to 3.10	1.03 to 2.49

MML Global Sub-Account (Class I)
2016	386,442	12.22 to 15.40	5,876,396	1.16	0.95 to 2.60	4.80 to 6.54
2015	447,293	11.66 to 14.45	6,410,226	1.14	0.95 to 2.60	(3.89) to (2.29)
2014	437,602	12.14 to 14.79	6,546,924	0.83	0.95 to 2.60	1.28 to 2.97
2013	465,015	11.98 to 14.37	6,771,568	1.10	0.95 to 2.60	24.85 to 26.93
2012	522,661	9.60 to 11.32	5,999,054	1.00	0.95 to 2.60	20.51 to 22.52

MML Global Sub-Account (Service Class I)
2016	824,746	10.30 to 11.73	12,126,653	1.02	1.00 to 3.10	4.08 to 6.28
2015	737,898	9.69 to 11.27	10,640,884	0.73	1.00 to 3.10	(4.63) to (3.09)
2014	617,706	11.82 to 16.00	9,217,394	0.74	1.15 to 3.10	0.41 to 2.39
2013	457,916	11.77 to 15.63	6,657,557	1.11	1.15 to 3.10	24.04 to 26.48
2012	321,653	9.49 to 12.36	3,704,705	0.95	1.15 to 3.10	19.58 to 21.94

MML Global Sub-Account (Class II)
2016	279,376	8.95 to 11.94	3,199,295	1.15	1.18 to 1.65	5.78 to 6.28
2015	272,832	8.42 to 11.29	3,042,505	1.13	1.18 to 1.65	(2.97) to (2.51)
2014	288,783	8.64 to 11.63	3,342,024	0.86	1.18 to 1.65	2.30 to 2.78
2013	317,507	8.40 to 11.37	3,611,137	1.15	1.18 to 1.65	26.24 to 26.83
2012	364,723	6.63 to 9.01	3,298,269	1.02	1.18 to 1.65	21.76 to 22.33

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Growth Sub-Account
2016	7,943,777	$10.76 to $15.59	$136,717,100	0.21%	1.00% to 3.10%	5.69% to 7.92%
2015	7,525,113	9.97 to 14.75	125,050,050	0.69	1.00 to 3.10	(0.32) to 3.16
2014	6,902,832	14.30 to 16.05	109,470,640	0.44	1.15 to 3.10	4.70 to 6.76
2013	6,180,433	13.66 to 15.04	92,057,974	0.32	1.15 to 3.10	25.61 to 28.08
2012	5,543,162	10.87 to 11.74	64,643,217	0.20	1.15 to 3.10	13.82 to 16.06

MML Growth & Income Sub-Account (Initial Class)
2016	3,454,803	14.08 to 22.93	72,981,281	1.05	0.95 to 2.60	5.99 to 7.75
2015	3,828,340	13.28 to 21.28	75,205,174	1.15	0.95 to 2.60	(2.09) to (0.46)
2014	4,400,717	13.56 to 21.37	86,865,215	1.13	0.95 to 2.60	8.33 to 10.14
2013	5,205,720	12.52 to 19.41	93,410,100	1.31	0.95 to 2.60	29.13 to 31.28
2012	6,192,405	9.70 to 14.78	84,998,489	1.23	0.95 to 2.60	16.42 to 18.36

MML Growth & Income Sub-Account (Service Class)
2016	1,516,385	10.60 to 13.44	23,199,559	0.85	1.00 to 3.10	5.20 to 7.43
2015	1,200,044	9.87 to 12.78	18,797,162	0.97	1.00 to 3.10	(2.88) to (1.31)
2014	1,176,690	13.16 to 16.72	18,933,070	0.96	1.15 to 3.10	7.55 to 9.67
2013	1,166,835	12.23 to 15.25	17,146,509	1.16	1.15 to 3.10	28.17 to 30.69
2012	1,104,552	9.54 to 11.67	12,390,049	1.06	1.15 to 3.10	15.67 to 17.95

MML Growth Allocation Sub-Account (Initial Class)
2016	36,689,881	13.52 to 15.66	556,965,915	1.90	0.95 to 2.60	4.82 to 6.56
2015	39,202,730	12.89 to 14.70	560,532,042	2.39	0.95 to 2.60	(3.26) to (1.65)
2014	42,425,478	13.33 to 14.95	619,156,981	1.54	0.95 to 2.60	3.05 to 4.77
2013	44,670,476	12.93 to 14.27	624,211,889	1.74	0.95 to 2.60	19.49 to 21.48
2012	46,165,877	10.82 to 11.74	532,867,447	1.34	0.95 to 2.60	11.55 to 13.41

MML Growth Allocation Sub-Account (Service Class)
2016	67,568,784	10.40 to 12.81	1,001,300,773	1.66	1.00 to 3.10	3.96 to 6.16
2015	71,299,878	9.80 to 12.32	1,003,379,241	2.18	1.00 to 3.10	(3.99) to (2.01)
2014	71,855,229	12.83 to 14.52	1,034,896,421	1.33	1.15 to 3.10	2.33 to 4.35
2013	72,065,816	12.54 to 13.92	995,707,950	1.54	1.15 to 3.10	18.52 to 20.85
2012	72,289,378	10.58 to 11.51	827,154,465	1.12	1.15 to 3.10	10.78 to 12.97

MML High Yield Sub-Account
2016	1,814,841	13.69 to 15.80	26,901,271	7.19	0.95 to 3.10	12.72 to 15.16
2015	1,708,634	12.14 to 13.72	22,858,526	6.47	0.95 to 3.10	(4.40) to (2.32)
2014	1,560,077	12.70 to 14.04	21,478,224	6.68	0.95 to 3.10	(2.36) to (0.24)
2013	1,306,534	13.01 to 14.08	18,128,143	6.54	0.95 to 3.10	7.22 to 9.55
2012	1,085,391	12.13 to 12.85	13,801,448	6.69	0.95 to 3.10	12.97 to 15.43

MML Income & Growth Sub-Account (Initial Class)
2016	1,362,608	15.02 to 20.76	26,577,770	1.78	0.95 to 2.60	13.42 to 15.30
2015	1,502,734	13.25 to 18.01	25,603,280	1.87	0.95 to 2.60	(2.66) to (1.04)
2014	1,653,002	13.61 to 18.19	28,843,278	1.83	0.95 to 2.60	6.42 to 8.19
2013	1,860,634	12.79 to 16.82	30,192,561	1.73	0.95 to 2.60	21.42 to 23.44
2012	2,167,378	10.53 to 13.62	28,645,774	1.07	0.95 to 2.60	9.08 to 10.90

MML Income & Growth Sub-Account (Service Class)
2016	1,231,768	11.43 to 14.36	20,617,145	1.56	1.00 to 3.10	12.56 to 14.94
2015	1,085,648	9.95 to 12.75	16,899,723	1.72	1.00 to 3.10	(3.39) to (0.53)
2014	1,011,346	13.20 to 16.61	16,129,967	1.62	1.15 to 3.10	5.64 to 7.72
2013	994,981	12.50 to 15.42	14,770,986	1.65	1.15 to 3.10	20.43 to 22.80
2012	933,574	10.38 to 12.56	11,286,331	0.97	1.15 to 3.10	8.31 to 10.45

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Inflation-Protected and Income Sub-Account (Initial Class)
2016	12,945,199	$10.92 to $14.49	$168,517,535	2.36%	0.95% to 2.60%	2.52% to 4.22%
2015	14,833,791	10.66 to 13.91	185,830,534	1.10	0.95 to 2.60	(4.04) to (2.44)
2014	16,795,402	11.10 to 14.25	216,581,290	2.78	0.95 to 2.60	0.80 to 2.47
2013	19,486,012	11.02 to 13.91	246,238,361	1.87	0.95 to 2.60	(11.03) to (9.55)
2012	18,712,193	12.38 to 15.38	263,095,519	3.17	0.95 to 2.60	4.14 to 5.88

MML Inflation-Protected and Income Sub-Account (Service Class)
2016	3,768,338	10.23 to 10.43	47,031,894	2.09	1.00 to 3.10	1.71 to 3.86
2015	3,940,287	9.85 to 10.26	47,814,632	1.01	1.00 to 3.10	(4.65) to (1.48)
2014	4,155,232	10.76 to 12.79	51,983,336	2.59	1.15 to 3.10	0.01 to 1.98
2013	4,390,433	10.75 to 12.54	53,901,458	1.61	1.15 to 3.10	(11.73) to (9.99)
2012	4,794,866	12.18 to 13.93	65,435,595	3.04	1.15 to 3.10	3.39 to 5.43

MML International Sub-Account
2016	4,560,968	9.68 to 10.00	52,316,709	1.16	1.00 to 3.10	(0.16) to 1.95
2015	4,780,197	9.50 to 10.02	54,170,932	0.91	1.00 to 3.10	(7.84) to (5.01)
2014	4,135,338	10.87 to 12.20	50,004,159	0.85	1.15 to 3.10	(6.05) to (4.20)
2013	3,738,945	11.57 to 12.74	47,268,002	0.93	1.15 to 3.10	17.40 to 19.71
2012	3,569,633	9.85 to 10.64	37,758,692	1.34	1.15 to 3.10	13.79 to 16.04

MML International Equity Sub-Account
2016	98,906	8.70 to 9.21	931,432	1.70	0.95 to 3.10	4.68 to 6.95
2015	162,216	8.31 to 8.61	1,395,293	0.23	0.95 to 3.10	(8.00) to (5.99)
2014[11]	20,896	9.03 to 9.16	190,977	3.45	0.95 to 3.10	(9.69) to (8.38)

MML Large Cap Growth Sub-Account (Initial Class)
2016	891,625	13.95 to 18.43	15,027,089	0.13	0.95 to 2.60	(2.93) to (1.32)
2015	972,773	14.37 to 18.68	16,674,788	-	0.95 to 2.60	2.42 to 4.13
2014	1,128,291	14.03 to 17.94	18,705,751	-	0.95 to 2.60	6.70 to 8.48
2013	1,327,852	13.15 to 16.54	20,390,085	0.38	0.95 to 2.60	30.11 to 32.28
2012	1,564,103	10.11 to 12.50	18,300,404	0.06	0.95 to 2.60	12.83 to 14.71

MML Large Cap Growth Sub-Account (Service Class)
2016	239,844	9.83 to 13.32	3,605,074	-	1.00 to 3.10	(3.55) to (1.51)
2015	208,322	9.98 to 13.81	3,500,375	-	1.00 to 3.10	(0.18) to 1.60
2014	160,324	13.59 to 18.79	2,726,044	-	1.15 to 3.10	5.89 to 7.98
2013	114,555	12.84 to 17.40	1,849,015	0.17	1.15 to 3.10	29.17 to 31.71
2012	116,796	9.94 to 13.21	1,439,253	-	1.15 to 3.10	11.88 to 14.09

MML Managed Bond Sub-Account (Initial Class)
2016	9,792,140	12.21 to 17.00	147,103,492	2.81	0.95 to 2.60	0.12 to 1.78
2015	10,976,835	12.19 to 16.70	162,466,573	2.80	0.95 to 2.60	(3.30) to (1.69)
2014	12,348,052	12.61 to 16.99	186,531,226	3.21	0.95 to 2.60	3.72 to 5.45
2013	14,482,653	12.15 to 16.11	207,924,619	3.09	0.95 to 2.60	(4.16) to (2.57)
2012	15,410,206	12.68 to 16.54	228,561,315	2.85	0.95 to 2.60	3.05 to 4.77

MML Managed Bond Sub-Account (Service Class)
2016	18,648,805	9.94 to 11.66	255,334,043	2.61	1.00 to 3.10	(0.63) to 1.47
2015	17,304,346	9.80 to 11.74	240,006,415	2.65	1.00 to 3.10	(4.02) to (2.00)
2014	14,847,678	12.23 to 14.58	211,214,644	3.01	1.15 to 3.10	2.95 to 4.98
2013	12,588,464	11.88 to 13.89	171,044,531	2.89	1.15 to 3.10	(4.88) to (3.01)
2012	9,990,702	12.49 to 14.32	140,101,627	2.71	1.15 to 3.10	2.28 to 4.30

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Managed Volatility Sub-Account (Initial Class)
2016	8,129,791	$12.47 to $17.95	$125,435,320	1.74%	0.95% to 2.60%	1.03% to 2.71%
2015	8,921,793	12.34 to 17.47	134,713,231	1.76	0.95 to 2.60	0.36 to 2.03
2014	10,415,964	12.30 to 17.13	155,246,368	0.70	0.95 to 2.60	1.72 to 3.41
2013	11,897,114	12.09 to 16.56	172,435,223	1.36	0.95 to 2.60	14.81 to 16.72
2012	13,181,415	10.53 to 14.19	164,504,991	0.70	0.95 to 2.60	10.25 to 12.09

MML Managed Volatility Sub-Account (Service Class)
2016	2,218,201	10.25 to 11.91	32,568,807	1.53	1.00 to 3.10	0.27 to 2.39
2015	2,279,987	10.01 to 11.88	33,182,620	1.56	1.00 to 3.10	(0.38) to 0.08
2014	2,201,134	11.93 to 15.09	31,811,816	0.50	1.15 to 3.10	0.96 to 2.95
2013	2,021,098	11.81 to 14.66	28,423,102	1.22	1.15 to 3.10	13.95 to 16.20
2012	1,865,934	10.37 to 12.62	22,660,764	0.52	1.15 to 3.10	9.43 to 11.59

MML Mid Cap Growth Sub-Account (Initial Class)
2016	2,524,036	19.62 to 36.17	79,181,316	-	0.95 to 2.60	3.57 to 5.29
2015	2,771,617	18.95 to 34.35	83,239,769	-	0.95 to 2.60	4.04 to 5.77
2014	3,031,695	18.21 to 32.48	86,456,212	-	0.95 to 2.60	10.36 to 12.20
2013	3,507,941	16.50 to 28.95	89,492,551	0.28	0.95 to 2.60	33.18 to 35.40
2012	4,084,022	12.39 to 21.38	76,986,779	-	0.95 to 2.60	10.86 to 12.70

MML Mid Cap Growth Sub-Account (Service Class)
2016	3,514,218	10.51 to 18.65	71,215,184	-	1.00 to 3.10	2.80 to 4.97
2015	3,224,695	10.01 to 18.14	66,933,690	-	1.00 to 3.10	0.15 to 3.34
2014	2,832,646	17.56 to 20.32	56,441,424	-	1.15 to 3.10	9.48 to 11.64
2013	2,450,201	16.04 to 18.20	43,871,224	0.11	1.15 to 3.10	32.24 to 34.84
2012	2,190,642	12.13 to 13.50	29,147,615	-	1.15 to 3.10	10.00 to 12.17

MML Mid Cap Value Sub-Account (Initial Class)
2016	6,226,253	23.58 to 33.73	184,615,243	1.57	0.95 to 2.60	20.08 to 22.07
2015	7,429,027	19.64 to 27.63	180,891,281	1.89	0.95 to 2.60	(3.98) to (2.39)
2014	8,232,329	20.45 to 28.31	206,551,247	1.55	0.95 to 2.60	13.67 to 15.56
2013	10,206,141	17.99 to 24.49	221,850,251	1.79	0.95 to 2.60	27.08 to 29.20
2012	12,245,799	14.16 to 18.96	206,543,288	1.63	0.95 to 2.60	13.70 to 15.60

MML Mid Cap Value Sub-Account (Service Class)
2016	1,782,027	11.94 to 22.53	44,150,408	1.48	1.00 to 3.10	19.12 to 21.64
2015	1,457,283	9.82 to 18.92	32,963,955	1.74	1.00 to 3.10	(4.60) to (1.84)
2014	1,276,338	19.83 to 24.28	30,013,636	1.46	1.15 to 3.10	12.78 to 15.00
2013	1,136,213	17.58 to 21.12	23,342,636	1.71	1.15 to 3.10	26.14 to 28.62
2012	1,012,000	13.94 to 16.42	16,238,751	1.50	1.15 to 3.10	12.81 to 15.03

MML Moderate Allocation Sub-Account (Initial Class)
2016	23,743,681	13.13 to 15.21	351,322,644	2.08	0.95 to 2.60	4.15 to 5.88
2015	25,711,819	12.60 to 14.37	360,342,353	2.32	0.95 to 2.60	(3.19) to (1.58)
2014	28,756,509	13.02 to 14.60	410,825,527	1.67	0.95 to 2.60	2.90 to 4.62
2013	30,402,577	12.65 to 13.96	416,511,831	1.78	0.95 to 2.60	14.55 to 16.46
2012	31,579,198	11.05 to 11.98	372,518,830	1.48	0.95 to 2.60	10.26 to 12.10

MML Moderate Allocation Sub-Account (Service Class)
2016	139,446,724	10.35 to 12.44	1,969,560,365	1.88	1.00 to 3.10	3.34 to 5.53
2015	141,229,826	9.81 to 12.04	1,923,028,021	2.19	1.00 to 3.10	(3.89) to (1.94)
2014	128,325,915	12.53 to 14.18	1,790,797,570	1.54	1.15 to 3.10	2.15 to 4.16
2013	110,205,721	12.26 to 13.61	1,480,632,767	1.65	1.15 to 3.10	13.79 to 16.03
2012	91,317,577	10.78 to 11.73	1,060,350,289	1.32	1.15 to 3.10	9.37 to 11.53

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML NASDAQ-100® Sub-Account (Initial Class)
2016	-	$-	$-	-%	-%	-%
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	0.43	1.15 to 2.60	15.06 to 15.61

MML NASDAQ-100® Sub-Account (Service Class)
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	0.20	1.15 to 3.10	14.79 to 15.51

MML Short-Duration Bond Sub-Account
2016	2,606,803	9.34 to 10.78	27,104,043	2.00	0.95 to 3.10	(0.57) to 1.58
2015	1,981,811	9.40 to 10.61	20,479,215	2.08	0.95 to 3.10	(2.40) to (0.28)
2014	2,003,739	9.63 to 10.64	20,882,733	2.22	0.95 to 3.10	(1.97) to (0.16)
2013	1,742,169	9.82 to 10.62	18,205,464	1.76	0.95 to 3.10	(2.34) to (0.21)
2012	1,649,121	10.05 to 10.65	17,356,249	1.84	0.95 to 3.10	(0.38) to 1.79

MML Small Cap Equity Sub-Account (Initial Class)
2016	1,204,534	18.41 to 26.16	30,878,286	1.05	0.95 to 2.60	15.19 to 17.10
2015	1,338,615	15.98 to 22.34	29,368,550	0.83	0.95 to 2.60	(8.06) to (6.53)
2014	1,505,670	17.38 to 23.90	35,426,070	0.96	0.95 to 2.60	9.28 to 11.10
2013	1,743,307	15.91 to 21.52	36,933,468	0.99	0.95 to 2.60	37.41 to 39.69
2012	2,048,072	11.58 to 15.40	31,069,642	-	0.95 to 2.60	15.34 to 17.26

MML Small Cap Equity Sub-Account (Service Class)
2016	631,631	11.61 to 17.56	13,279,472	0.85	1.00 to 3.10	14.33 to 16.75
2015	582,740	9.94 to 15.36	11,155,140	0.68	1.00 to 3.10	(8.74) to (0.56)
2014	478,791	16.83 to 22.04	9,915,611	0.82	1.15 to 3.10	8.46 to 10.60
2013	410,793	15.52 to 19.93	7,673,630	0.89	1.15 to 3.10	36.38 to 39.07
2012	337,377	11.38 to 14.33	4,544,763	-	1.15 to 3.10	14.47 to 16.73

MML Small Cap Index Sub-Account (Initial Class)
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	0.91	0.95 to 2.60	6.86 to 7.43

MML Small Cap Index Sub-Account (Service Class)
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	0.64	1.15 to 3.10	6.59 to 7.27

MML Small Cap Growth Equity Sub-Account (Initial Class)
2016	4,504,045	19.42 to 29.37	114,360,455	-	0.95 to 2.60	9.86 to 11.68
2015	5,264,907	17.68 to 26.30	120,557,605	-	0.95 to 2.60	(7.53) to (6.00)
2014	5,651,800	19.12 to 27.97	138,833,967	-	0.95 to 2.60	3.18 to 4.90
2013	6,535,770	18.53 to 26.67	154,118,882	-	0.95 to 2.60	44.71 to 47.11
2012	8,656,411	12.80 to 18.13	139,227,232	-	0.95 to 2.60	10.49 to 12.34

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Small Cap Growth Equity Sub-Account (Service Class)
2016	559,854	$10.86 to $18.55	$12,968,514	-%	1.00% to 3.10%	9.04% to 11.35%
2015	511,015	9.75 to 17.01	11,374,847	-	1.00 to 3.10	(8.22) to (2.48)
2014	417,805	18.54 to 25.22	9,976,697	-	1.15 to 3.10	2.41 to 4.43
2013	340,967	18.10 to 24.15	7,870,821	-	1.15 to 3.10	43.63 to 46.45
2012	369,913	12.60 to 16.49	5,836,807	-	1.15 to 3.10	9.66 to 11.83

MML Small Company Value Sub-Account
2016	612,066	12.50 to 23.08	14,305,376	0.41	1.00 to 3.10	28.14 to 30.85
2015	504,061	9.56 to 18.01	10,034,823	0.14	1.00 to 3.10	(8.53) to (4.44)
2014	456,849	19.69 to 21.89	9,900,024	-	1.15 to 3.10	(2.82) to (0.91)
2013	421,704	20.26 to 22.09	9,236,071	1.09	1.15 to 3.10	27.34 to 29.84
2012	348,094	15.91 to 17.01	5,885,678	-	1.15 to 3.10	11.47 to 13.67

MML Small/Mid Cap Value Sub-Account (Initial Class)
2016	5,653,797	19.57 to 33.91	138,163,724	0.55	0.95 to 2.60	21.90 to 23.92
2015	6,739,936	16.06 to 27.37	133,194,000	0.71	0.95 to 2.60	(7.96) to (6.43)
2014	7,251,421	17.45 to 29.25	154,625,554	0.61	0.95 to 2.60	6.64 to 8.41
2013	8,624,399	16.36 to 26.98	170,219,254	0.70	0.95 to 2.60	34.64 to 36.88
2012	10,739,221	12.15 to 19.71	155,142,178	0.71	0.95 to 2.60	16.00 to 17.93

MML Small/Mid Cap Value Sub-Account (Service Class)
2016	886,931	11.93 to 18.71	19,564,381	0.32	1.00 to 3.10	21.03 to 23.58
2015	858,472	9.66 to 15.46	15,923,597	0.50	1.00 to 3.10	(8.62) to (3.44)
2014	769,745	16.92 to 20.65	15,481,539	0.47	1.15 to 3.10	5.83 to 7.91
2013	679,762	15.99 to 19.14	12,724,322	0.55	1.15 to 3.10	33.61 to 36.24
2012	632,734	11.97 to 14.05	8,713,435	0.52	1.15 to 3.10	15.15 to 17.42

MML Special Situations Sub-Account (Service Class I)
2016	23,898	10.83 to 10.94	261,283	0.54	1.00 to 1.80	13.48 to 14.39
2015[12]	10,346	9.55 to 9.56	98,920	-	1.00 to 1.80	(4.52) to (4.38)

MML Strategic Emerging Markets Sub-Account
2016	947,781	8.13 to 9.99	8,983,421	0.24	1.00 to 3.10	2.88 to 5.05
2015	844,443	7.90 to 9.51	7,591,791	0.86	1.00 to 3.10	(16.97) to (4.95)
2014	776,093	9.51 to 10.68	8,249,934	0.05	1.15 to 3.10	(8.51) to (6.71)
2013	718,136	10.40 to 11.45	8,187,642	-	1.15 to 3.10	(9.59) to (7.81)
2012	637,774	11.50 to 12.42	7,885,001	0.17	1.15 to 3.10	12.36 to 14.58

MML Total Return Bond Sub-Account
2016	1,691,159	9.53 to 10.53	17,462,137	1.68	0.95 to 3.10	(0.82) to 1.33
2015	1,533,107	9.61 to 10.39	15,732,127	3.17	0.95 to 3.10	(3.10) to (0.99)
2014	1,242,579	9.91 to 10.50	12,917,884	1.77	0.95 to 3.10	1.24 to 3.44
2013	1,015,531	9.79 to 10.15	10,236,134	2.07	0.95 to 3.10	(4.84) to (2.78)
2012[8]	493,216	10.29 to 10.44	5,135,023	1.41	0.95 to 3.10	2.89 to 4.38

MML U.S. Government Money Market Sub-Account
2016	7,886,513	7.83 to 9.37	72,659,675	-	0.95 to 3.10	(2.94) to (0.84)
2015	8,011,374	8.06 to 9.45	74,519,144	0.01	0.95 to 3.10	(3.05) to (0.94)
2014	8,873,464	8.32 to 9.54	83,454,199	-	0.95 to 3.10	(3.05) to (0.94)
2013	9,801,023	8.58 to 9.63	93,332,847	-	0.95 to 3.10	(3.05) to (0.94)
2012	11,036,824	8.85 to 9.73	106,290,084	-	0.95 to 3.10	(3.06) to (0.95)

Oppenheimer Capital Appreciation Sub-Account (Service)
2016	669,136	13.47 to 18.07	11,507,034	0.11	1.15 to 3.10	(5.40) to (3.54)
2015	719,485	14.24 to 18.74	12,694,135	-	1.15 to 3.10	0.12 to 2.09
2014	559,805	14.22 to 18.35	9,721,734	0.18	1.15 to 3.10	11.61 to 13.81
2013	502,525	12.74 to 16.13	7,690,025	0.75	1.15 to 3.10	25.48 to 27.95
2012	496,365	10.15 to 12.60	5,913,426	0.39	1.15 to 3.10	10.33 to 12.50

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Capital Appreciation Sub-Account (Non-Service)
2016	10,289,099	$14.10 to $18.78	$181,883,596	0.42%	0.95% to 2.60%	(4.71)% to (3.12)%
2015	11,140,031	14.79 to 19.38	204,161,032	0.09	0.95 to 2.60	0.89 to 2.56
2014	12,954,342	14.67 to 18.90	232,982,208	0.46	0.95 to 2.60	12.45 to 14.32
2013	16,061,660	13.04 to 16.53	254,026,382	0.99	0.95 to 2.60	26.41 to 28.51
2012	19,273,489	10.32 to 12.86	238,081,589	0.65	0.95 to 2.60	11.18 to 13.04

Oppenheimer Conservative Balanced Sub-Account (Service)
2016	6,910	10.25 to 12.95	84,787	2.12	1.15 to 2.65	2.22 to 3.77
2015	9,360	10.03 to 12.48	112,578	2.05	1.15 to 2.65	(2.06) to (0.58)
2014	10,465	10.24 to 12.55	127,396	1.80	1.15 to 2.65	5.19 to 6.78
2013	10,515	9.74 to 11.76	120,155	2.13	1.15 to 2.65	9.88 to 11.54
2012	10,832	8.86 to 10.54	111,303	1.11	1.15 to 2.65	9.17 to 10.82

Oppenheimer Conservative Balanced Sub-Account (Non-Service)
2016	630,503	10.42 to 14.99	8,876,450	2.39	0.95 to 2.60	2.57 to 4.27
2015	703,999	10.16 to 14.37	9,535,222	2.25	0.95 to 2.60	(1.76) to (0.12)
2014	839,226	10.34 to 14.39	11,428,031	2.09	0.95 to 2.60	5.42 to 7.17
2013	1,052,026	9.81 to 13.43	13,393,426	2.34	0.95 to 2.60	10.27 to 12.10
2012	1,276,537	8.89 to 11.98	14,511,233	1.39	0.95 to 2.60	9.45 to 11.28

Oppenheimer Core Bond Sub-Account
2016	187,107	14.12	2,642,040	3.70	1.40	1.84
2015	211,390	13.87	2,931,050	4.06	1.40	(0.44)
2014	249,195	13.93	3,470,605	5.27	1.40	5.77
2013	291,383	13.17	3,836,631	5.12	1.40	(1.49)
2012	347,257	13.37	4,641,376	4.87	1.40	8.75

Oppenheimer Discovery Mid Cap Growth Sub-Account (Service)
2016	413,368	10.10 to 15.08	7,455,029	-	1.00 to 3.10	(1.03) to 1.06
2015	418,015	10.00 to 15.24	7,838,962	-	1.00 to 3.10	(0.05) to 3.10
2014	360,959	14.78 to 18.90	6,561,362	-	1.15 to 3.10	2.30 to 4.32
2013	352,391	14.45 to 18.11	6,138,368	-	1.15 to 3.10	31.49 to 34.07
2012	324,959	10.99 to 13.51	4,223,062	-	1.15 to 3.10	12.61 to 14.83

Oppenheimer Discovery Mid Cap Growth Sub-Account (Non-Service)
2016	6,350,802	15.79 to 20.55	119,229,530	-	0.95 to 2.60	(0.29) to 1.37
2015	7,089,700	15.83 to 20.27	132,434,269	-	0.95 to 2.60	3.87 to 5.60
2014	8,347,886	15.24 to 19.20	149,432,184	-	0.95 to 2.60	3.07 to 4.78
2013	9,613,078	14.79 to 18.32	165,756,045	0.01	0.95 to 2.60	32.50 to 34.70
2012	11,813,340	11.16 to 13.60	152,596,136	-	0.95 to 2.60	13.45 to 15.34

Oppenheimer Global Sub-Account (Service)
2016	2,429,442	9.61 to 16.00	47,830,566	0.77	1.00 to 3.10	(3.20) to (1.15)
2015	2,296,397	9.73 to 16.53	48,068,966	1.05	1.00 to 3.10	(2.74) to 0.51
2014	2,027,123	16.45 to 21.74	41,625,178	0.86	1.15 to 3.10	(1.06) to (0.89)
2013	1,693,626	16.63 to 21.55	34,582,935	1.16	1.15 to 3.10	23.12 to 25.54
2012	1,484,884	13.50 to 17.16	24,176,443	1.89	1.15 to 3.10	17.25 to 19.56

Oppenheimer Global Sub-Account (Non-Service)
2016	8,685,167	16.75 to 24.33	191,007,098	1.07	0.95 to 2.60	(2.48) to (0.86)
2015	9,468,058	17.18 to 24.54	211,458,450	1.30	0.95 to 2.60	1.28 to 2.96
2014	10,815,603	16.96 to 23.83	236,187,394	1.11	0.95 to 2.60	(1.33) to (0.33)
2013	12,160,557	17.02 to 23.52	263,962,140	1.39	0.95 to 2.60	24.04 to 26.10
2012	14,230,635	13.72 to 18.65	246,015,326	2.13	0.95 to 2.60	18.15 to 20.12

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Global Multi-Alternatives Sub-Account
2016	179,042	$9.16 to $9.70	$1,736,290	1.31%	0.95% to 3.10%	0.34% to 2.51%
2015	142,078	9.13 to 9.46	1,340,687	0.08	0.95 to 3.10	(6.81) to (4.78)
2014[11]	109,800	9.80 to 9.94	1,087,836	6.56	0.95 to 3.10	(2.03) to (0.60)

Oppenheimer Global Strategic Income Sub-Account (Service)
2016	4,528,125	10.24 to 12.72	68,620,181	4.57	1.00 to 3.10	3.03 to 5.21
2015	4,740,022	9.73 to 12.34	69,114,608	5.35	1.00 to 3.10	(5.47) to (2.71)
2014	4,722,319	13.06 to 15.46	71,736,469	3.88	1.15 to 3.10	(0.64) to 1.32
2013	4,528,418	13.14 to 15.26	67,992,271	4.65	1.15 to 3.10	(3.41) to (1.51)
2012	4,046,601	13.60 to 15.50	61,742,403	5.58	1.15 to 3.10	9.69 to 11.85

Oppenheimer Global Strategic Income Sub-Account (Non-Service)
2016	13,230,514	13.34 to 20.20	218,695,233	5.00	0.95 to 2.60	3.81 to 5.53
2015	15,133,537	12.85 to 19.14	237,820,282	5.89	0.95 to 2.60	(4.77) to (3.18)
2014	16,959,594	13.49 to 19.77	276,588,610	4.27	0.95 to 2.60	0.20 to 1.87
2013	19,364,388	13.46 to 19.41	311,535,386	4.96	0.95 to 2.60	(2.70) to (1.08)
2012	19,958,314	13.84 to 19.62	328,226,106	6.02	0.95 to 2.60	10.61 to 12.46

Oppenheimer Government Money Sub-Account
2016	769,084	8.40 to 10.43	8,057,894	0.01	0.95 to 2.60	(2.55) to (0.93)
2015	976,501	8.62 to 10.53	10,336,029	0.01	0.95 to 2.60	(2.56) to (0.94)
2014	1,182,007	8.84 to 10.63	12,697,559	0.01	0.95 to 2.60	(2.56) to (0.94)
2013	1,513,228	9.08 to 10.73	16,402,696	0.01	0.95 to 2.60	(2.55) to (0.93)
2012	1,833,934	9.31 to 10.83	20,050,559	0.01	0.95 to 2.60	(2.56) to (0.94)

Oppenheimer High Income Sub-Account (Service)
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	14.29	1.15 to 2.65	10.17 to 11.54

Oppenheimer High Income Sub-Account (Non-Service)
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	16.42	0.95 to 2.60	10.46 to 11.97

Oppenheimer International Growth Sub-Account (Service)
2016	1,142,092	9.45 to 15.70	22,105,225	0.82	1.00 to 3.10	(5.68) to (3.68)
2015	1,111,652	9.81 to 16.65	23,682,945	0.90	1.00 to 3.10	(1.89) to (0.04)
2014	1,102,287	16.66 to 22.06	23,154,989	0.95	1.15 to 3.10	(9.99) to (8.21)
2013	947,242	18.51 to 24.03	21,672,055	1.10	1.15 to 3.10	21.88 to 24.28
2012	841,081	15.18 to 19.34	15,509,860	1.14	1.15 to 3.10	17.96 to 20.29

Oppenheimer International Growth Sub-Account (Non-Service)
2016	1,727,776	16.48 to 22.39	35,872,901	1.10	0.95 to 2.60	(4.62) to (3.04)
2015	1,953,465	17.28 to 23.09	42,333,615	1.17	0.95 to 2.60	0.78 to 2.45
2014	2,173,952	17.15 to 22.54	46,483,217	1.18	0.95 to 2.60	(9.60) to (8.10)
2013	2,352,817	18.97 to 24.52	55,194,703	1.35	0.95 to 2.60	22.64 to 24.68
2012	2,629,647	15.47 to 19.67	49,987,835	1.45	0.95 to 2.60	19.08 to 21.06

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Main Street Sub-Account (Service)
2016	578,264	$10.93 to $16.37	$10,570,828	0.81%	1.00% to 3.10%	7.91% to 10.19%
2015	350,633	9.92 to 15.17	6,571,579	0.59	1.00 to 3.10	(0.80) to (0.04)
2014	268,260	15.17 to 19.42	5,013,308	0.57	1.15 to 3.10	7.03 to 9.14
2013	228,374	14.18 to 17.80	3,900,324	0.88	1.15 to 3.10	27.43 to 29.94
2012	214,866	11.12 to 13.70	2,805,381	0.63	1.15 to 3.10	13.04 to 15.27

Oppenheimer Main Street Sub-Account (Non-Service)
2016	1,636,217	17.13 to 22.82	33,814,437	1.12	0.95 to 2.60	8.76 to 10.56
2015	1,773,958	15.75 to 20.64	33,344,658	0.93	0.95 to 2.60	0.68 to 2.35
2014	1,949,206	15.65 to 20.17	36,073,052	0.84	0.95 to 2.60	7.86 to 9.66
2013	2,307,901	14.51 to 18.39	39,237,252	1.10	0.95 to 2.60	28.39 to 30.53
2012	2,759,857	11.30 to 14.09	36,080,990	0.95	0.95 to 2.60	13.87 to 15.76

Panorama Growth Sub-Account
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[6]	-	-	-	1.25	1.18 to 1.65	13.75 to 13.92

Panorama Total Return Sub-Account
2016	-	-	-	-	-	-
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[5]	-	-	-	2.51	1.18 to 1.65	5.65 to 5.81

PIMCO CommodityRealReturn® Strategy Sub-Account
2016	2,151,246	4.89 to 6.01	12,471,316	1.01	0.95 to 3.10	11.37 to 13.79
2015	2,168,257	4.39 to 5.28	11,086,242	4.52	0.95 to 3.10	(27.94) to (26.37)
2014	2,118,192	6.09 to 7.17	14,781,852	0.26	0.95 to 3.10	(21.11) to (19.39)
2013	2,086,979	7.72 to 8.90	18,128,343	1.68	0.95 to 3.10	(17.32) to (15.52)
2012	2,089,583	9.34 to 10.53	21,573,828	2.40	0.95 to 3.10	1.91 to 4.13

VY® Clarion Global Real Estate Sub-Account
2016	1,330,784	11.70 to 14.38	18,270,700	1.09	0.95 to 3.10	(2.44) to (0.33)
2015	1,451,985	11.99 to 14.43	20,135,679	3.05	0.95 to 3.10	(4.27) to (2.19)
2014	1,419,209	12.53 to 14.75	20,233,673	1.10	0.95 to 3.10	10.38 to 12.78
2013	1,371,460	11.35 to 13.08	17,405,956	5.55	0.95 to 3.10	0.54 to 2.73
2012	1,302,495	11.29 to 12.73	16,182,211	0.52	0.95 to 3.10	21.80 to 24.46

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

[2]

The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

[4]	Effective April 27, 2012, this fund closed and is no longer available.
[5]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Total Return Sub-Account Portfolio merged into Oppenheimer Capital Income Sub-Account.
[6]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Growth Sub-Account merged into Oppenheimer Main Street Sub-Account.
[7]	For the period January 1, 2012 through October 26, 2012. Effective October 26, 2012 Oppenheimer High Income Sub-Account merged into Oppenheimer Global Strategic Income Sub-Account.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

[8]	Effective May 1, 2012 this fund became available as an investment option in the Separate Account.
[9]	For the period October 31, 2012 (date this fund became available as an investment option in the Separate Account) through December 31, 2012.
[10]	For the period January 1, 2014 through April 27, 2014. Effective April 28, 2014, MML China Fund merged into MML Foreign Fund.
[11]	For the period May 1, 2014 through December 31, 2014. Effective May 1, 2014, this fund became available as an investment option in the Separate Account.
[12]	For the period of October 26, 2015, through December 31, 2015. Effective October 26, 2015, these funds became available as an investment option in the Separate Account.

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account. The assessment of charges is based on the actual product and additional benefits or riders purchased.

Mortality and Expense Risk Charge*	This charge is equal, on an annual basis, to 0.80% - 1.60% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Charge	This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Contract Maintenance Charge	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge/Surrender Charge	0% - 8%
This charge is assessed through the redemption of units.

Payment Protector Charge	This charge is equal, on an annual basis, to 0.00% - 0.50% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Additional Death Benefit Options
These charges are annualized and are assessed through either a reduction in unit values or the redemption of units.

A. Reset Death Benefit**	0.00% - 0.20%

B. Ratchet Death Benefit***	0.00% - 0.70%

C. 5% roll Up Death Benefit	0.00% - 0.40%

D. Basic Death Benefit with Combination Feature	0.00% - 0.45%

E. Return of Purchase Payment	0.00% - 0.35%

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

Rider Charges
These charges are annualized and are assessed through either a reduction in unit values or the redemption of units.

A. Equalizer Benefit	0.00% - 0.50%

B. Nursing Home Waiver	0.00% - 0.05%

C. Earnings Enhancement Benefit	0.00% - 0.30%

D. 10% / 20% Free Withdrawal Amount	0.00% - 0.25%

E. 15% / 30% Free Withdrawal Amount	0.00% - 0.15%

F. Guaranteed Minimum Income Benefit (GMIB)	0.00% - 0.80%

G. Guaranteed Minimum Accumulation Benefit (GMAB)	0.00% - 1.40%

H. Guaranteed Minimum Withdrawal Benefit (GMWB)	0.00% - 0.95%

*	The Panorama Premier segment charges its contract owners a mortality and expense risk charge equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund. Subject to state availability, certificates issued on or after September 10, 2001 will receive an increase in the certificate value allocated to the fund by 0.15% on each certificate anniversary.
**	For Panorama Passage the charge for the Reset Death Benefit is 0.10% on an annual basis of the daily value of the certificate value allocated to the funds and the fixed accounts, unless the charge exceeds the maximum charge, in which case, the charge is the maximum charge. The maximum charge is 0.20% on an annual basis of the daily value of the certificate value allocated to the funds.
***	The Ratchet Death Benefit is 0.25% for Panorama Passage and 0.15% for Panorama Premier on an annual basis of the daily value of the certificate value allocated to the funds and the fixed accounts, unless that charge exceeds the maximum, in this case the charge is the maximum charge. The maximum charge is 0.35% if age 60 or less at certificate issue, 0.50% if age 61 through age 70 at certificate issue, and 0.70% if age 71 or older at certificate issue, of the certificate value allocated to the funds.

Certain contracts may offer credits which will result in the purchase of units.

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 3, 2017 the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2016 and 2015 and

for the years ended December 31, 2016, 2015 and 2014

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2016 and 2015, and the related statutory statements of operations, changes in surplus, and cash flow for the three-year period ended December 31, 2016, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for the three-year period ended December 31, 2016.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the three-year period ended December 31, 2016, in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.

/s/KPMG LLP

Hartford, Connecticut

February 22, 2017

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2016	2015

	(In Millions)

Assets:

Bonds	$83,821	$79,547
Preferred stocks	465	533
Common stocks – subsidiaries and affiliates	14,244	7,960
Common stocks – unaffiliated	1,120	1,140
Mortgage loans	20,961	22,008
Policy loans	12,461	11,813
Real estate	977	928
Partnerships and limited liability companies	7,187	7,473
Derivatives	9,763	9,268
Cash, cash equivalents and short-term investments	3,726	3,049
Other invested assets	161	41

Total invested assets	154,886	143,760
Investment income due and accrued	1,914	1,834
Federal income taxes	44	65
Deferred income taxes	1,606	1,299
Other than invested assets	3,016	3,015

Total assets excluding separate accounts	161,466	149,973
Separate account assets	62,204	60,386

Total assets	$223,670	$210,359

Liabilities and Surplus:

Policyholders’ reserves	$112,186	$102,626
Liabilities for deposit-type contracts	11,574	10,491
Contract claims and other benefits	402	488
Policyholders’ dividends	1,609	1,742
General expenses due or accrued	1,121	959
Asset valuation reserve	3,178	2,817
Repurchase agreements	4,729	5,130
Commercial paper and other borrowed money	250	277
Collateral	2,839	2,126
Derivatives	6,014	5,840
Other liabilities	2,150	2,504

Total liabilities excluding separate accounts	146,052	135,000
Separate account liabilities	62,195	60,376

Total liabilities	208,247	195,376
Surplus	15,423	14,983

Total liabilities and surplus	$223,670	$210,359

See notes to statutory financial statements

3

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Revenue:

Premium income	$21,432	$21,543	$18,383
Net investment income	6,334	6,387	6,332
Fees and other income	1,283	797	875

Total revenue	29,049	28,727	25,590

Benefits and expenses:

Policyholders’ benefits	18,312	16,300	16,511
Change in policyholders’ reserves	7,387	8,592	5,803
Change in group annuity reserves assumed	(1,510)	(942)	(1,564)
General insurance expenses	2,251	1,793	1,793
Commissions	938	869	814
State taxes, licenses and fees	237	187	200

Total benefits and expenses	27,615	26,799	23,557

Net gain from operations before dividends and federal income taxes	1,434	1,928	2,033
Dividends to policyholders	1,566	1,728	1,553

Net (loss) gain from operations before federal income taxes	(132)	200	480
Federal income tax (benefit) expense	(326)	(153)	23

Net gain from operations	194	353	457
Net realized capital (losses) gains	(208)	59	166

Net (loss) income	$(14)	$412	$623

See notes to statutory financial statements

4

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Surplus, beginning of year	$14,983	$14,231	$12,524

Increase (decrease) due to:
Net (loss) income	(14)	412	623
Change in net unrealized capital gains (losses), net of tax	1,105	195	2,022
Change in net unrealized foreign exchange capital gains (losses), net of tax	(441)	(226)	(240)
Change in other net deferred income taxes	247	231	104
Change in nonadmitted assets	(326)	(16)	(97)
Change in asset valuation reserve	(361)	(197)	(425)
Change in reserve valuation basis	(1)	-	-
Change in surplus notes	-	491	-
Cumulative effect of accounting changes	-	3	-
Prior period adjustments	34	9	(123)
Change in minimum pension liability	6	(150)	(157)
Other	191	-	-

Net increase	440	752	1,707

Surplus, end of year	$15,423	$14,983	$14,231

See notes to statutory financial statements

5

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Cash from operations:
Premium and other income collected	$21,685	$20,842	$19,081
Net investment income	6,394	6,213	6,133
Benefit payments	(17,832)	(16,261)	(16,963)
Net transfers from separate accounts	2,282	770	1,303
Net receipts from group annuity reserves assumed	1,510	942	1,564
Commissions and other expenses	(3,355)	(2,907)	(2,638)
Dividends paid to policyholders	(1,698)	(1,565)	(1,471)
Federal and foreign income taxes recovered (paid)	353	(234)	(10)

Net cash from operations	9,339	7,800	6,999

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	14,660	12,496	16,588
Preferred and common stocks – unaffiliated	577	444	316
Common stocks – affiliated	75	767	351
Mortgage loans	3,847	2,575	1,736
Real estate	59	110	338
Partnerships and limited liability companies	908	2,560	1,593
Derivatives	545	278	566
Other	(122)	(114)	(284)

Total investment proceeds	20,549	19,116	21,204

Cost of investments acquired:
Bonds	(21,393)	(15,012)	(23,721)
Preferred and common stocks – unaffiliated	(379)	(576)	(623)
Common stocks – affiliated	(1,499)	(539)	(628)
Mortgage loans	(3,505)	(5,296)	(4,700)
Real estate	(201)	(283)	(144)
Partnerships and limited liability companies	(1,568)	(3,443)	(1,512)
Derivatives	(627)	(438)	(377)
Other	115	409	(41)

Total investments acquired	(29,057)	(25,178)	(31,746)
Net increase in policy loans	(648)	(658)	(570)

Net cash from investing activities	(9,156)	(6,720)	(11,112)

Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts	755	831	82
Cash provided by surplus note issuance	-	491	-
Change in repurchase agreements	(401)	472	1,171
Change in collateral	712	726	836
Corporate-owned life insurance purchased	-	(1,937)	-
Other cash used	(572)	(494)	(294)

Net cash from financing and miscellaneous sources	494	89	1,795

Net change in cash, cash equivalents and short-term investments	677	1,169	(2,318)
Cash, cash equivalents and short-term investments:
Beginning of year	3,049	1,880	4,198

End of year	$3,726	$3,049	$1,880

See notes to statutory financial statements

6

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

Massachusetts Mutual Life Insurance Company (the Company), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts (GICs) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MM Financial Advisors (MMFA), Direct to Consumer, Institutional Solutions and Workplace Solutions distribution channels.

MMFA is a sales force that operates in the U.S. via 9,528 financial advisors. MMFA sells individual life, individual annuities and disability insurance. The Company’s Direct to Consumer distribution channel sells individual life primarily through direct response television advertising, digital media, search engine optimization and search engine marketing. The Company’s Institutional Solutions distribution channel sells group annuities, group life and GICs primarily through retirement advisory firms, actuarial consulting firms, investment banks, insurance benefit advisors and investment management companies. The Company’s Workplace Solutions distribution channel sells group annuities as well as individual and group life products distributed through investment advisors.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity; (b) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) interest rate and credit default swaps associated with replicated asset transactions are carried at amortized cost, whereas U.S. GAAP would carry them at fair value; (d) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (e) income recognition on partnerships and limited liability companies (LLCs), which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP is without limitation; (f) certain majority-owned subsidiaries and variable interest entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (g) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation; (h) assets and liabilities associated with certain group annuity and variable universal life contracts, which do not pass-through all investment gains to contract holders, are maintained in separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company; (i) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances; (j) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method (CRVM), Commissioners’ Annuity Reserve Valuation Method (CARVM) or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest; (k) liabilities for policyholder reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts due from reinsurers for the amounts ceded; (l) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of real estate, partnerships and LLCs and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain

7

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

derivatives, whereas U.S. GAAP does not record this reserve; (m) after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (n) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Surplus, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (o) the overfunded status of pension and other postretirement plans, which is the excess of the fair value of the plan assets over the projected benefit obligation, is a nonadmitted asset for statutory accounting whereas U.S. GAAP recognizes the overfunded status as an asset; (p) surplus notes are reported in surplus, whereas U.S. GAAP would report these notes as liabilities; (q) payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (r) certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period; and (s) Statutory Statements of Changes in Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in asset valuation reserve, prior period adjustments and change in minimum pension liability, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in minimum pension liability as other comprehensive income.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTAs), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

The following summarizes the corrections of prior year errors that have been recorded in surplus, net of tax:

	Year Ended December 31, 2016

	Increase (Decrease) to:		Correction of Asset or Liability Balances

	Prior Years Net Income	Current Year Surplus

	(In Millions)

Policyholders’ reserves	$49	$49	$(49)
Partnerships and limited liability companies	-	5	(5)
Federal income tax receivable	(12)	(12)	12
Fees and other income	(3)	(3)	3

Total	$34	$39	$(39)

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Of the $39 million increase to surplus for prior year errors, $34 million was recorded as prior period adjustments and $5 million was recorded as a change in net unrealized capital gains (losses), net of tax in the Statutory Statements of Changes in Surplus.

	Year Ended December 31, 2015

	Increase (Decrease) to:		Correction of Asset or Liability Balances

	Prior Years Net Income	Current Year Surplus

	(In Millions)

Policyholders’ reserves	$6	$6	$(6)
Policyholders’ benefits	4	4	(4)
Net investment income	(1)	(1)	(1)

Total	$9	$9	$(11)

	Year Ended December 31, 2014

	(Decrease) Increase to:		Correction of Asset or Liability Balances

	Prior Years Net Income	Current Year Surplus

	(In Millions)

Income tax payable	$(76)	$(76)	$76
Policyholders’ reserves	(36)	(36)	36
Other liabilities	(11)	(11)	11
Asset valuation reserves	-	(14)	14

Total	$(123)	$(137)	$137

Of the $137 million decrease to surplus for prior year errors, $123 million was recorded as prior period adjustments and $14 million was recorded as a Change in asset valuation reserve, net of tax in the Statutory Statements of Changes in Surplus.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

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Certain fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

e.	Common stocks – subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily C.M. Life Insurance Company (C.M. Life), MML Bay State Life Insurance Company (MML Bay State), MMHLLC and MassMutual International LLC (MMI), are accounted for using the statutory equity method. The Company accounts for the value of MMHLLC and MMI at its underlying U.S. GAAP equity value adjusted to remove certain nonadmitted and intangible assets. MMHLLC’s value is also adjusted by a portion of its noncontrolling interests (NCI) and appropriated retained earnings, after consideration of MMHLLC’s fair value and the Company’s capital levels. The Division has affirmed the statutory recognition of the Company’s application of the NCI guidelines in MMHLLC’s statutory carrying value. However, the Company has limited this recognition to $2,675 million as of December 31, 2016 and $2,600 million as of December 31, 2015. Operating results, less dividend distributions, for MMHLLC are reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividend distributions received from MMHLLC are recorded in net investment income and are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks – subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 4c. “Common stocks – subsidiaries and affiliates” for further information on the valuation of MMHLLC and MMI.

f.	Common stocks – unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy, less amounts ceded to reinsurers. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2016 and 2015. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan to the extent it does not exceed the cash surrender value of the underlying contract.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company, are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in realized capital losses.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

k.	Derivatives

Interest rate swaps and credit default swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments other than interest rate swaps and credit default swaps associated with replicated assets are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded as realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash and cash equivalents and carries them at amortized cost.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in short-term bonds and money market mutual funds are classified as short-term investments.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

n.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and DTAs or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital gains (losses) if resulting from invested asset transactions. Changes in the balances of deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

o.	Other than invested assets

Other than invested assets primarily includes the Company’s investment in corporate-owned life insurance, deferred and uncollected life insurance premium, receivable from subsidiaries and affiliates, reinsurance recoverable, fixed assets and other receivables.

p.	Separate accounts

Separate accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money and supplemental accounts, as noted below, and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred to separate accounts, they are transferred at fair market value. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the policyholder/contract holder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees a minimum return, a minimum account value, or both to the policyholder/contract holder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract-by-contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders’ reserves or policyholders’ benefits in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

q.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, intangibles, certain electronic data processing (EDP) equipment, advances and prepayments, certain investments in partnerships and LLCs for which qualifying audits are not performed, the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, furniture and equipment, certain other receivables and uncollected premium greater than 90 days past due. Due and accrued income is nonadmitted on: (a) bonds delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds more than 60 days past due; (c) bonds in default; (d) mortgage loans in default where interest is 180 days past due; (e) rent in arrears for more than 90 days; and (f) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a change in nonadmitted assets on the Statutory Statements of Changes in Surplus.

r.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk or to assume business.

Premium income, benefits to policyholders (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue. Commissions and expense allowances on Retirement Plan Group reinsurance assumed and Modco reserve adjustments on reinsurance assumed are recorded as an expense.

s.	Policyholders’ reserves

Policyholders’ reserves provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or CRVM bases using the American Experience or the 1941, 1958, 1980 or the 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table, modified to reflect the Company’s morbidity experience.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Reserves for individual and group payout annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group payout annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

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Certain individual variable annuity products have a variety of additional guarantees such as GMDBs and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs include guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including GMIB Basic and GMIB Plus and guaranteed minimum withdrawal benefits (GMWB). In general, these benefit guarantees require the contract owner or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves in the Statutory Statement of Operations.

Variable annuity GMDBs provide a death benefit in excess of the contract value if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid generally adjusted for withdrawals), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock or bond market causing the contract value to fall below the guaranteed specified amount will increase the net amount at risk, which is the amount of the GMDBs in excess of the contract value.

GMABs provide the annuity contract holder with a guaranteed minimum contract value at the end of the product’s guarantee period. If the contract value is below that guarantee at the end of the period, the contract value is increased to the guaranteed minimum account benefit value and the contract continues from that point. Options for the guarantee period are 10, 12, 20 and 26 years.

GMWBs provide the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

GMIBs provide the annuity contract holder with a guaranteed minimum amount when the contract is annuitized. The GMIBs would be beneficial to the contract holder if the contract holder’s contract value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization. GMIBs generally anticipate payout between ages 60 and 90. The Company issued GMIB Basic from 2002 to 2007.

GMIB Plus replaced GMIB Basic and was issued from 2007 to 2009. GMIB Plus includes a product version, which provides a minimum floor amount that can be applied to an annuity option. The GMIB Plus value is equal to the initial purchase amount increased by a compound annual interest rate. If a contract owner takes a withdrawal, the GMIB Plus value is recalculated by making an adjustment for withdrawals. There are two types of adjustments for withdrawals: (1) Dollar for dollar adjustment – during each contract year, the GMIB Plus value will be lower for each dollar that is withdrawn up to and equal to the current contract year interest credited on the GMIB Plus value; (2) Pro-rata adjustment – during each contract year, for any amount withdrawn that exceeds the current contract year interest credited on the GMIB Plus value, the GMIB Plus value will be further reduced by a pro-rata adjustment. Such a withdrawal will negatively impact the GMIB Plus value. GMIB Plus cannot be annuitized within ten years of contract issuance as the rider can only be exercised after a ten year waiting period has elapsed. This guarantee was only available upon contract issuance.

Reserves for individual and group fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual deferred annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group deferred annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

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Reserves for individual and group variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values. Based on the Company’s currently held hedges, if market interest rates increase, the fair value of the Company hedges would decrease in value and reserves would decrease. Should market interest rates decrease, the fair value of the Company hedges would increase in value and reserves would increase. In addition, the Company elected to hold additional reserves above those indicated based on the stochastic or standard scenario in order to maintain a prudent level of reserve adequacy.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions are used for mortality, expenses and commissions, investment management fees, taxes and policyholder behavior including lapses, partial withdrawals, annuitization and additional premium. These assumptions are consistent with those used for asset adequacy testing and are based on Company experience. Stochastic reserves are driven by the degree that the variable annuity benefits are “in the money” at projected interest rates and equity market levels, expenses, discount rates, net derivative values, and policyholder behavior.

Separate accounts include certain group annuity contracts used to fund retirement plans that offer a guarantee of a contract holder’s principal, which can be withdrawn over a stated period of time. These contracts offer a stated rate of return backed by the Company. Contract payments are not contingent upon the life of the retirement plan participants.

Disability income policy reserves are generally calculated using the two-year preliminary term method and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest and mortality rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care (LTC) policy reserves are generally calculated using the one-year preliminary term method and actuarially accepted morbidity, mortality and lapse tables with assumed interest rates in accordance with applicable statutes and regulations.

LTC claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables with assumed interest rates in accordance with applicable statutes and regulations.

Unpaid claims and claim expense reserves are related to disability and LTC claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. LTC unpaid claim liabilities are projected using policy specific daily benefit amounts and aggregate utilization factors. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by year incurred.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

t.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

u.	Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 54% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2016 and 56% as of December 31, 2015.

v.	Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. A settlement dividend is an extra dividend payable at termination of a policy upon maturity, death or surrender.

w.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the carrying value of common stocks, real estate, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Surplus.

x.	Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

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The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

y.	Commercial paper

The Company issues commercial paper (CP) in the form of unsecured notes. Interest on CP is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of CP, the carrying value approximates fair value.

z.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

aa.	Employee compensation plans

The Company has a long-term incentive compensation plan, under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

PSARs provide the participant with the opportunity to share in the value created in the total enterprise. The PSAR value is the appreciation in the phantom stock price between the grant price and the share price at the time of exercise. Awards can only be settled in cash. PSARs typically cliff vest at the end of three years and expire five years after the date of grant. Vested PSARs may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provide the participant with the opportunity to share in the value created in the total enterprise. Participants receive the full phantom share value (grant price plus/minus any change in share price) over the award period. Awards can only be settled in cash. PRS typically vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSARs (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period.

At the time of death or disability, awards contain vesting conditions, whereby employees’ unvested awards immediately vest on an accelerated basis with a one-year exercise period for PSARs, full accelerated vesting and settlement for PRS awards granted 2016 and after. For PRS awards granted prior to 2016, awards vest on a pro-rata basis with immediate settlement.

At the time of retirement, for awards granted beginning in 2016, both PRS and PSAR vest according to the original grant terms. For awards granted prior to 2016, unvested awards immediately vest on an accelerated basis with a two-year exercise period for PSARs, and a pro-rata basis with immediate settlement for PRS.

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The phantom share price is determined as the greater of the share price calculated using management basis core operating earnings or the share price calculated using management basis equity. This phantom share price is calculated and communicated to all participants quarterly and is used in calculating the liability of the Company based on intrinsic value.

bb.	Other liabilities

Other liabilities primarily consist of the derivative interest expense liability, liability for employee benefits, pending security settlements, unearned income and remittances and items not allocated.

cc.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. Disability income and LTC premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

dd.	Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. The impairment review process provides a framework for determining OTTI in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and LLCs, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in net unrealized capital gains (losses), net of tax, within the Statutory Statements of Changes in Surplus.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

3.	New accounting standards

Adoption of new accounting standards

In April and August 2016, the NAIC adopted and made effective modifications to SSAP No. 1, Accounting Policies, Risks & Uncertainties, and Other Disclosures. The modifications clarify that the disclosure presentation for permitted and prescribed practices should include practices that result in different statutory accounting reporting (such as gross or net) presentations that differ from the Accounting Practices and Procedures (AP&P) Manual. The modifications also clarified that disclosure of restricted assets should be included in the annual financial statements, and, pursuant to the AP&P manual preamble, in the interim financial statements if significant changes have occurred since the annual statement. These modifications did not have an impact on the Company’s financial statements.

In June 2016, the NAIC adopted and made effective a modification to SSAP No. 92, Postretirement Benefits Other than Pensions, and SSAP No. 102, Pensions. The modification allows the use of the spot yield curve method as an alternative to the single weighted-average discount rate to measure net periodic benefit costs. Under SSAPs No. 92 and 102, a commonly used measurement approach is to develop a single weighted-average discount rate determined at the pension plan measurement date based on the projected future benefit payments used in determining the pension obligation. The new alternative spot yield curve approach measures the service cost and interest cost components of net periodic benefit costs by using individual duration-specific spot discount rates derived from an acceptable high-quality corporate bond yield curve and matched with separate cash flows for each future year. The Company did not elect to measure its pension and postretirement obligations using the spot yield curve alternative method. As a result, this modification did not have an impact on the Company’s financial statements.

In June 2016, the NAIC adopted and made effective modifications to SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities. The modifications clarify which entities are subject to the subsidiary, controlled and affiliated (SCA) disclosure and add a new appendix detailing the filing guidance that was previously included within the Purposes and Procedures Manual of the NAIC Investment Analysis Office for SCA entities. These modifications did not have an impact on the Company’s financial statements.

In June 2016, the NAIC adopted modifications to SSAP No. 2, Cash, Drafts and Short-Term Investments, SSAP No. 26, Bonds, Excluding Loan-backed and Structured Securities, and SSAP No. 30, Unaffiliated Common Stock, which were effective September 30, 2016. These modifications clarify the accounting for short-term investments and the classification of Money Market Mutual Funds registered under the Investment Company Act of 1940 (the Act) and regulated under rule 2a-7 of the Act as short-term investments under SSAP No. 2. While retaining the short-term classification, Money Market Mutual Funds may be accounted for under SSAP No. 26 or SSAP No. 30. These modifications did not have a significant impact on the Company’s financial statements.

In June 2016, the NAIC adopted modifications to SSAP No. 1, Accounting Policies, Risks & Uncertainties, and Other Disclosures, which are effective December 31, 2016. These modifications require the reporting entity to disclose the amount and nature of any assets reflected within the reporting entity’s financial statements that were received as collateral and the recognized liability to return these collateral assets. The Company has adopted these modifications.

In August 2016, the NAIC adopted and made effective modifications to SSAP No. 86, Derivatives. The modifications incorporate swaptions which are contracts granting the owner the right but not the obligation to enter into an underlying swap, as an example of a derivative instrument. This modification did not have an impact on the Company’s financial statements.

In August 2016, the NAIC adopted and made effective modifications to SSAP No. 51, Life Contracts. These modifications clarify that annual assumption changes from reserving methods used in principles-based reserving (PBR) would not qualify as a change in valuation basis. Changes in valuation basis are recorded directly to surplus instead of through income. This modification was made to accommodate PBR which becomes effective January 1, 2017. This modification did not have an impact on the Company’s financial statements.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Future adoption of new accounting standards

In April 2016, the NAIC issued SSAP No. 41R, Surplus Notes, which is effective January 1, 2017 and the adoption of these modifications should be accounted for as a change in accounting principle in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors. These modifications require surplus notes with a designation equivalent to NAIC 3 through 5 to be reported at the lesser of amortized cost or fair value. Currently these surplus notes are reported at amortized cost. The modifications also incorporate guidance to clarify when surplus notes shall be nonadmitted, an unrealized loss should be recognized, and an OTTI assessment should be performed. The adoption of these modifications is not expected to have an impact on the Company’s financial statements.

In June 2016, the NAIC issued SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, which is effective January 1, 2017. These modifications require that obligations to deliver securities resulting from short sales are accounted for as contra-assets, measured at fair value with changes in fair value recognized as unrealized gains and losses, and new disclosures about short sale transactions. Unrealized gains and losses are realized upon settlement of the short sale obligation. Interest on short sale positions is accrued periodically and reported as interest expense. The adoption of these modifications is not expected to have an impact on the Company’s financial statements.

In June 2016, the NAIC adopted substantive revisions to SSAP No. 51, Life Contracts, to incorporate references to the Valuation Manual (VM) and to facilitate the implementation of PBR, which is effective on January 1, 2017. The adoption of PBR will be phased-in over three years and only applies to new policies issued after the revised Standard Valuation Law and VM are in effect. Under the current system of reserving, formulas and assumptions are used to determine reserves as prescribed by state laws and regulations. Under PBR, companies will hold the higher of (a) the reserve using prescribed factors and (b) the PBR reserve which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. The adoption of the modifications to SSAP No. 51 relating to PBR will not affect the inforce block of business issued prior to the January 1, 2017 effective date.

In June 2016, the NAIC made modifications to SSAP No. 26, Bonds, Excluding Loan-backed and Structured Securities, and SSAP No. 43R, Loan-backed and Structured Securities, which are to be prospectively applied effective January 1, 2017 with early application permitted. These modifications clarified that the amount of prepayment penalties or acceleration fees reported as investment income should equal the total proceeds received less the par value of the investment; and any difference between the carrying value and the par value at the time of disposal should be reported as realized capital gains and losses. These modifications also added specific disclosures related to securities sold, redeemed or otherwise disposed of as a result of a callable feature. The Company is currently assessing these modifications.

In December 2016, the NAIC adopted revisions to SSAP No. 2R, Cash, Drafts, and Short-Term Investments, which is effective on December 31, 2017. These revisions require that money market mutual funds shall be (a) reclassified from short-term investments to cash equivalents and (b) valued at fair value or NAV as a practical expedient. The Company is currently reviewing this guidance to determine the effect on its financial statements.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2016

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$6,819	$562	$54	$7,327
All other governments	924	37	27	934
States, territories and possessions	676	52	5	723
Political subdivisions	483	33	2	514
Special revenue	5,605	588	26	6,167
Industrial and miscellaneous	62,806	2,427	755	64,478
Parent, subsidiaries and affiliates	6,508	128	32	6,604

Total	$83,821	$3,827	$901	$86,747

The December 31, 2016 gross unrealized losses exclude $23 million of losses included in the carrying value. These losses include $19 million from NAIC Class 6 bonds and $4 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

	December 31, 2015

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$8,015	$635	$124	$8,526
All other governments	762	34	34	762
States, territories and possessions	727	54	5	776
Political subdivisions	468	37	2	503
Special revenue	5,414	657	10	6,061
Industrial and miscellaneous	57,984	1,823	1,547	58,260
Parent, subsidiaries and affiliates	6,177	190	27	6,340

Total	$79,547	$3,430	$1,749	$81,228

The December 31, 2015 gross unrealized losses exclude $37 million of losses included in the carrying value of NAIC Class 6 bonds. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2016		2015

NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total

		($ In Millions)

1	Aaa/ Aa/ A	$47,693	57%	$45,654	57%
2	Baa	29,069	35	27,614	35
3	Ba	3,256	4	3,002	4
4	B	2,390	3	2,150	3
5	Caa and lower	1,049	1	769	1
6	In or near default	364	-	358	-

	Total	$83,821	100%	$79,547	100%

The following summarizes NAIC ratings for RMBS and CMBS subject to NAIC modeling:

	December 31,
	2016				2015

	RMBS		CMBS		RMBS		CMBS

NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total

	($ In Millions)

1	$793	100%	$1,694	100%	$983	100%	$2,142	100%
2	-	-	-	-	1	-	9	-
3	-	-	-	-	-	-	8	-
4	-	-	-	-	-	-	4	-
5	-	-	6	-	-	-	1	-
6	-	-	5	-	-	-	4	-

	$793	100%	$1,705	100%	$984	100%	$2,168	100%

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of the carrying value and fair value of bonds as of December 31, 2016 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying Value	Fair Value

	(In Millions)

Due in one year or less	$2,486	$2,506
Due after one year through five years	20,535	21,200
Due after five years through ten years	24,771	25,362
Due after ten years	36,029	37,679

Total	$83,821	$86,747

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Proceeds from sales	$6,097	$4,267	$5,429
Gross realized capital gains from sales	132	216	411
Gross realized capital losses from sales	(248)	(74)	(24)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2016

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$757	$51	13	$87	$3	4
All other governments	451	24	47	20	1	8
States, territories and possessions	63	1	5	42	4	2
Political subdivisions	55	2	13	-	-	-
Special revenue	779	24	172	41	2	138
Industrial and miscellaneous	15,535	452	1,257	7,330	324	666
Parent, subsidiaries and affiliates	3,878	29	8	409	7	20

Total	$21,518	$583	1,515	$7,929	$341	838

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The December 31, 2016 unrealized losses include $23 million of losses included in the carrying value. These losses include $19 million from NAIC Class 6 bonds and $4 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

	December 31, 2015
	Less Than 12 Months			12 Months or Longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$2,079	$122	12	$123	$3	3
All other governments	355	22	40	56	10	15
States, territories and possessions	131	5	7	-	-	-
Political subdivisions	90	2	9	-	-	-
Special revenue	465	8	110	46	3	132
Industrial and miscellaneous	23,140	1,016	2,040	6,360	543	608
Parent, subsidiaries and affiliates	237	20	17	593	32	16

Total	$26,497	$1,195	2,235	$7,178	$591	774

The December 31, 2015 unrealized losses include $37 million of losses included in the carrying value of NAIC Class 6 bonds.

As of December 31, 2016 and 2015, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2016, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $7,939 million. Securities in an unrealized loss position for less than 12 months had a fair value of $3,270 million and unrealized losses of $62 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $4,669 million and unrealized losses of $103 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2015, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $9,116 million. Securities in an unrealized loss position for less than 12 months had a fair value of $4,782 million and unrealized losses of $110 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $4,334 million and unrealized losses of $168 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2016 or 2015, that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $9 million as of December 31, 2016 and $8 million as of December 31, 2015.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2016, RMBS had a total carrying value of $1,516 million and a fair value of $1,728 million, of which approximately 23%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $686 million and a fair value of $825 million.

As of December 31, 2015, RMBS had a total carrying value of $1,887 million and a fair value of $2,139 million, of which approximately 23%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $851 million and a fair value of $1,005 million.

During the year ended December 31, 2016, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2016, total leveraged loans and leveraged loan CDOs had a carrying value of $10,550 million and a fair value of $10,556 million, of which approximately 88%, based on carrying value, were domestic leveraged loans and CDOs.

As of December 31, 2015, total leveraged loans and leveraged loan CDOs had a carrying value of $9,711 million and a fair value of $9,588 million, of which approximately 89%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $1,982 million and fair value of $2,000 million as of December 31, 2016 and a carrying value of $2,252 million and fair value of $2,291 million as of December 31, 2015.

29

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2016	2015

	(In Millions)

Carrying value	$465	$533
Gross unrealized gains	43	30
Gross unrealized losses	(26)	(43)

Fair value	$482	$520

As of December 31, 2016, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $125 million in four issuers, all of which were in an unrealized loss position for more than 12 months. As of December 31, 2015, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $188 million in seven issuers, $84 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2016 or 2015.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $304 million as of December 31, 2016 and $347 million as of December 31, 2015.

c.	Common stocks – subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life, which primarily issues variable life and bank-owned life insurance (BOLI) policies.

Summarized below is certain combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for Years Ended
	December 31,
	2016	2015	2014

	(In Billions)

Total revenue	$0.5	$0.8	$0.8
Net income	0.1	0.1	0.2
Assets	13.0	13.3	13.2
Liabilities	11.5	11.9	11.9
Shareholder’s equity	1.5	1.4	1.3

MMHLLC is the parent of subsidiaries that include Oppenheimer Acquisition Corp. (OAC) and Barings LLC (Barings) and, for 2015 and 2014, includes investments in international life insurance operations in Japan and Hong Kong. These subsidiaries deal in markets that include retail and institutional asset management entities, registered broker dealers, and international life and annuity operations.

30

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

On October 1, 2016, MassMutual purchased MMI from MMHLLC for $3,904 million, which represented MMHLLC’s carrying value of MMI. MassMutual purchased MMI with cash and invested assets with a carrying value of $3,788 million, net of deferred tax, and deferred a $116 million gain on the transfer of these assets, as this transaction was considered a related party transaction. This purchase was part of MassMutual’s execution of its’ operating strategy and segregated its foreign insurance subsidiaries from its asset manager subsidiaries.

Summarized below is certain U.S. GAAP financial information for MMHLLC. MMI was included in this information for the years ended December 31, 2015 and December 31, 2014 and for the nine month period ended September 30, 2016. As of October 1, 2016, MMI was no longer a MMHLLC subsidiary.

	As of and for Years Ended
	December 31,
	2016	2015	2014

	(In Billions)

Total revenue	$8.8	$8.7	$7.3
Net income	1.6	0.8	0.5
Assets	16.7	50.1	49.4
Liabilities	6.1	40.4	40.4
Member’s equity	10.6	9.7	9.0

The MMHLLC statutory carrying values consist of $8,870 million as of December 31, 2016 and $5,717 million as of December 31, 2015. The current fair value of MMHLLC remains significantly greater than its statutory carrying value.

The Company received cash dividends, recorded in net investment income, from MMHLLC of $430 million through the year ending December 31, 2016 and $500 million through the year ending December 31, 2015.

The Company contributed capital of $889 million to MMHLLC through the year ending December 31, 2016 and $20 million through the year ending December 31, 2015. As part of the current year capital contributions, the Company contributed nine investments with a book value of $670 million to MMHLLC during the first quarter of 2016. This contribution was recorded at book value, and accordingly, there was no gain or loss recognized.

Subsidiaries of MMHLLC are involved in litigation and investigations arising in the ordinary course of their business, which seek compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s Statutory Statements of Changes in Surplus for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s changes in surplus for the period.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is certain U.S. GAAP financial information for MMI. This information prior to October 1, 2016 was also included in the operations of MMHLLC:

	As of and for Years Ended
	December 31,
	2016	2015	2014

	(In Billions)

Total revenue	$4.8	$4.5	$3.5
Net income	0.6	0.4	-
Assets	30.8	26.2	24.0
Liabilities	27.7	24.0	21.9
Member’s equity	3.1	2.2	2.1

The MMI statutory carrying value was $2,211 million as of December 31, 2016. The MMI statutory carrying value was included in the value of MMHLLC as of December 31, 2015. The current fair value of MMI remains greater than its statutory carrying value.

The Company held common stocks of subsidiaries and affiliates, for which the transfer of ownership was restricted by contractual requirements with a carrying value of $23 million as of December 31, 2016 and $37 million as of December 31, 2015.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of $1,547 million as of December 31, 2016 was subject to dividend restrictions imposed by the State of Connecticut.

For further information on related party transactions with subsidiaries and affiliates, see Note 17. “Related party transactions”.

On July 1, 2016, MassMutual acquired the MetLife Premier Client Group (MPCG), a U.S. retail advisor force, which includes an affiliated broker dealer, MSI Financial Services Inc. (MSIFS), formerly known as MetLife Securities, Inc. The MSIFS statutory carrying value was $150 million as of December 31, 2016, including goodwill of $36 million. The current fair value of MSIFS remains greater than its statutory carrying value.

For further information, see Note 11. “Employee benefit plans” and Note 18. “Business combinations and goodwill”.

32

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2016	2015

	(In Millions)

Adjusted cost basis	$1,038	$1,215
Gross unrealized gains	167	106
Gross unrealized losses	(85)	(181)

Carrying value	$1,120	$1,140

As of December 31, 2016, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $280 million in 153 issuers, $186 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2015, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $562 million in 301 issuers, $293 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2016 or 2015.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $244 million as of December 31, 2016 and $249 million as of December 31, 2015.

e.	Mortgage loans

Mortgage loans comprised commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2016 and 2015, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant concentrations in any particular geographic region as of December 31, 2016 or 2015.

33

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2016		2015

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(In Millions)

Commercial mortgage loans:
Primary lender	$19,122	$19,588	$20,217	$20,742
Mezzanine loans	71	72	70	73

Total commercial mortgage loans	19,193	19,660	20,287	20,815

Residential mortgage loans:
FHA insured and VA guaranteed	1,763	1,723	1,714	1,677
Other residential loans	5	5	7	7

Total residential mortgage loans	1,768	1,728	1,721	1,684

Total mortgage loans	$20,961	$21,388	$22,008	$22,499

As of December 31, 2016, scheduled commercial mortgage loan maturities were as follows (in millions):

2017	$1,089
2018	611
2019	1,259
2020	1,411
2021	1,637
Thereafter	13,186

Commercial mortgage loans	19,193
Residential mortgage loans	1,768

Total	$20,961

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio categorized by what it believes is the equivalent rating agency designation:

	December 31, 2016

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$ 10,632	$ 7,683	$ 647	$ 144	$ 16	$ 19,122
Mezzanine loans	-	17	54	-	-	71

Total commercial mortgage loans	10,632	7,700	701	144	16	19,193

Residential mortgage loans:
FHA insured and VA guaranteed	1,763	-	-	-	-	1,763
Other residential loans	5	-	-	-	-	5

Total residential mortgage loans	1,768	-	-	-	-	1,768

Total mortgage loans	$ 12,400	$ 7,700	$ 701	$ 144	$ 16	$ 20,961

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2015
	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)
Commercial mortgage loans:
Primary lender	$ 9,499	$ 8,700	$ 1,503	$ 413	$ 102	$ 20,217
Mezzanine loans	-	34	36	-	-	70

Total commercial mortgage loans	9,499	8,734	1,539	413	102	20,287

Residential mortgage loans:
FHA insured and VA guaranteed	1,714	-	-	-	-	1,714
Other residential loans	7	-	-	-	-	7

Total residential mortgage loans	1,721	-	-	-	-	1,721

Total mortgage loans	$ 11,220	$ 8,734	$ 1,539	$ 413	$ 102	$ 22,008

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2016
	Less Than 81%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$6,125	$-	$16	$6,141	32%
Apartments	5,045	-	-	5,045	26
Industrial and other	3,109	-	-	3,109	16
Hotels	2,597	-	-	2,597	14
Retail	2,274	27	-	2,301	12

Total	$19,150	$27	$16	$19,193	100%

	December 31, 2015
	Less Than 81%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$6,750	$59	$102	$6,911	34%
Apartments	4,926	-	2	4,928	24
Industrial and other	3,186	173	-	3,359	17
Hotels	2,697	12	-	2,709	13
Retail	2,338	28	14	2,380	12

Total	$19,897	$272	$118	$20,287	100%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 81.6% as of December 31, 2016 and 93.0% as of December 31, 2015. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 61.3% as of December 31, 2016 and 76.5% as of December 31, 2015.

35

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2016
	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$4,977	51%
New York	2,088	49%
Illinois	2,074	50%
Texas	1,558	54%
Massachusetts	1,190	50%
Washington	957	46%
All other	5,123	53%
United Kingdom	982	51%
Canada	244	53%

Total commercial mortgage loans	$19,193	51%

All other consists of 27 jurisdictions, with no individual exposure exceeding $837 million.

	December 31, 2015
	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$5,522	51%
New York	2,311	47%
Illinois	1,943	53%
Texas	1,558	53%
Massachusetts	1,276	55%
Washington	1,123	48%
All other	5,415	53%
United Kingdom	827	53%
Canada	312	66%

Total commercial mortgage loans	$20,287	53%

All other consists of 33 jurisdictions, with no individual exposure exceeding $949 million.

36

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

December 31,
	2016			2015

			Weighted			Weighted
	Low	High	Average	Low	High	Average

Commercial mortgage loans	3.1%	12.3%	4.3%	2.6%	12.3%	5.1%
Residential mortgage loans	2.5%	11.4%	4.9%	2.4%	11.8%	5.1%
Mezzanine mortgage loans	9.6%	12.0%	10.9%	5.9%	12.0%	9.0%

Interest rates, including fixed and variable, on new mortgage loans were:

Years Ended December 31,
	2016			2015

			Weighted			Weighted
	Low	High	Average	Low	High	Average

Commercial mortgage loans	3.2%	6.0%	3.8%	2.6%	8.3%	4.0%
Residential mortgage loans	4.1%	4.4%	4.2%	3.9%	4.9%	4.0%
Mezzanine mortgage loans	9.6%	9.6%	9.6%	10.8%	12.0%	11.4%

37

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents a summary of the Company’s impaired mortgage loans:

	December 31, 2016

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Primary lender	$16	$17	$23	$(3)	$1

With no allowance recorded:
Commercial mortgage loans:
Primary lender	6	9	13	-	-

Total impaired commercial mortgage loans	$22	$26	$36	$(3)	$1

	December 31, 2015
	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

With no allowance recorded:
Commercial mortgage loans:
Primary lender	$28	$31	$33	$-	$2

As of December 31, 2014, the Company had no impaired mortgage loans with or without a valuation allowance.

The following presents changes in the valuation allowance recorded for the Company’s commercial mortgage loans:

	Years Ended December 31,
	2016	2015	2014

	Primary Lender

	(In Millions)

Beginning balance	$-	$-	$(9)
Additions	(8)	(5)	(2)
Decreases	-	-	1
Write-downs	5	5	10

Ending balance	$(3)	$-	$-

The Company did not hold any restructured mortgage loans, mortgage loans with principal or interest past due, or mortgage loans with suspended interest accruals as of December 31, 2016 or 2015.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2016	2015

	(In Millions)

Held for the production of income	$2,549	$2,441
Accumulated depreciation	(1,101)	(1,071)
Encumbrances	(710)	(613)

Held for the production of income, net	738	757

Held for sale	81	1

Occupied by the Company	343	338
Accumulated depreciation	(185)	(168)

Occupied by the Company, net	158	170

Total real estate	$977	$928

Non-income producing properties that are held for investment consist of properties under construction. The carrying value of non-income producing real estate was $90 million as of December 31, 2016 and $45 million as of December 31, 2015.

Depreciation expense on real estate was $107 million for the year ended December 31, 2016, $95 million for the year ended December 31, 2015 and $90 million for the year ended December 31, 2014.

g.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, by annual statement category were:

	December 31,
	2016	2015

	(In Millions)
Joint venture interests:
Common stocks	$4,282	$4,375
Real estate	1,203	1,545
Fixed maturities/preferred stock	743	755
Other	271	62
LIHTCs	325	288
Mortgage loans	169	264
Surplus notes	194	184

Total	$7,187	$7,473

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2016 or December 31, 2015, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review.

39

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investments. These synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Synthetic investments are created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held synthetic investments with a notional amount of $12,083 million as of December 31, 2016 and $10,330 million as of December 31, 2015. These notional amounts included replicated asset transaction values of $10,739 million as of December 31, 2016 and $9,986 million as of December 31, 2015, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments, including: interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap agreement. Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit default swap receives credit protection, whereas the seller of the swap provides protection for the credit worthiness of the underlying security. A credit default swap transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDB and VAGLB.

40

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company utilizes certain other agreements including forward contracts and financial futures. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange rate is agreed upon at the time of the contract. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. To minimize credit risk for bilateral transactions (individual contracts entered between the Company and a counterparty), the Company and its derivative counterparties generally enter into master netting agreements that allow the use of credit support annexes and require collateral to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These same agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure. Net collateral pledged by the counterparties was $3,274 million as of December 31, 2016 and $2,964 million as of December 31, 2015. The Company had the right to rehypothecate or repledge securities totaling $998 million of the $3,274 million as of December 31, 2016 and $1,249 million of the $2,964 million as of December 31, 2015 of net collateral pledged by counterparties. There were no securities rehypothecated to other counterparties as of December 31, 2016 and $23 million as of December 31, 2015. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral, was $250 million as of December 31, 2016 and $267 million as of December 31, 2015. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $747 million as of December 31, 2016 and $667 million as of December 31, 2015. The Company regularly monitors counterparty credit ratings, derivative positions, valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors its derivative credit exposure as part of its overall risk management program.

41

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2016
	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$ 8,084	$71,560	$5,915	$86,362
Options	653	6,677	6	5
Currency swaps	937	6,834	36	1,068
Forward contracts	51	3,320	56	2,817
Credit default swaps	38	2,435	1	207
Financial futures	-	3,196	-	-

Total	$ 9,763	$94,022	$6,014	$90,459

	December 31, 2015
	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$ 8,033	$59,857	$5,797	$77,293
Options	622	6,558	7	109
Currency swaps	536	5,218	4	533
Forward contracts	55	2,455	13	1,011
Credit default swaps	22	1,860	19	1,055
Financial futures	-	2,027	-	-

Total	$ 9,268	$77,975	$5,840	$80,001

In most cases, notional amounts are not a measure of the Company’s credit exposure. However, notional amounts are a measure of the Company’s credit exposure for credit default swaps that are in the form of a replicated asset and mortgage-backed forwards. For these swaps and forwards, the Company is fully exposed to notional amounts of $3,729 million as of December 31, 2016 and $2,944 million as of December 31, 2015.

The collateral amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indices.

The average fair value of outstanding derivative assets was $12,715 million for the year ended December 31, 2016 and $9,291 million for the year ended December 31, 2015. The average fair value of outstanding derivative liabilities was $8,899 million for the year ended December 31, 2016 and $6,044 million for the year ended December 31, 2015.

42

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the notional amounts of the Company’s credit default swaps by contractual maturity:

	December 31,
	2016	2015

	(In Millions)

Due in one year or less	$ 198	$ 57
Due after one year through five years	2,444	2,058
Due after five years through ten years	-	800

Total	$ 2,642	$ 2,915

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2016	2015

	(In Millions)

Open interest rate swaps in a fixed pay position	$ 78,472	$ 65,031
Open interest rate swaps in a fixed receive position	78,001	71,672
Other interest related swaps	1,449	447

Total interest rate swaps	$ 157,922	$ 137,150

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year Ended December 31, 2016
	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$ (2)	$ (65)
Currency swaps	24	368
Options	(131)	(13)
Credit default swaps	16	2
Forward contracts	303	(46)
Financial futures	(217)	-

Total	$ (7)	$ 246

43

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2015
	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$ (187)	$ (93)
Currency swaps	21	343
Options	(99)	2
Credit default swaps	9	(1)
Forward contracts	249	(24)
Financial futures	(57)	-

Total	$ (64)	$ 227

	Year Ended December 31, 2014
	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$ (58)	$ 760
Currency swaps	(2)	231
Options	(87)	141
Credit default swaps	14	2
Forward contracts	211	95
Financial futures	290	-

Total	$ 368	$ 1,229

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2016			December 31, 2015

	Derivative Assets	Derivative Liabilities	Net	Derivative Assets	Derivative Liabilities	Net

	(In Millions)

Gross	$9,763	$6,014	$3,749	$9,268	$5,840	$3,428
Due and accrued	842	1,626	(784)	803	1,475	(672)
Gross amounts offset	(6,873)	(6,873)	-	(4,653)	(4,653)	-

Net asset	3,732	767	2,965	5,418	2,662	2,756
Collateral posted	(3,803)	(529)	(3,274)	(3,350)	(386)	(2,964)

Net	$(71)	$238	$(309)	$2,068	$2,276	$(208)

44

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Repurchase agreements

The Company had repurchase agreements with carrying values of $4,729 million as of December 31, 2016 and $5,130 million as of December 31, 2015. As of December 31, 2016, the maturities of these agreements ranged from January 5, 2017 through March 2, 2017 and the interest rates ranged from 0.8% to 1.0%. The outstanding amounts were collateralized by cash and bonds with a carrying value of $4,736 million as of December 31, 2016 and $5,135 million as of December 31, 2015.

j.	Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Bonds	$3,583	$3,439	$3,287
Preferred stocks	24	27	21
Common stocks - subsidiaries and affiliates	431	511	71
Common stocks - unaffiliated	59	48	67
Mortgage loans	1,009	976	877
Policy loans	757	709	684
Real estate	174	169	191
Partnerships and LLCs	460	639	1,207
Derivatives	343	292	290
Cash, cash equivalents and short-term investments	33	14	10
Other	-	13	2

Subtotal investment income	6,873	6,837	6,707
Amortization of the IMR	135	140	192
Investment expenses	(674)	(590)	(567)

Net investment income	$6,334	$6,387	$6,332

During 2014, the Company received additional distributions from certain affiliated partnerships that generated net investment income. These distributions were related to the partnerships’ leasing and sale of properties.

45

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.	Net realized capital gains (losses)

Net realized capital (losses) gains, which include OTTI and are net of deferral to the IMR, comprised the following:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Bonds	$(248)	$(66)	$359
Preferred stocks	9	2	4
Common stocks - subsidiaries and affiliates	11	64	11
Common stocks - unaffiliated	(60)	(8)	(71)
Mortgage loans	(14)	(8)	(9)
Real estate	14	50	211
Partnerships and LLCs	(94)	(97)	(18)
Derivatives	(7)	(64)	368
Other	(4)	216	(50)

Net realized capital (losses) gains before federal and state taxes and deferral to the IMR	(393)	89	805
Net federal and state tax benefit (expense)	40	(151)	(282)

Net realized capital losses (gains) before deferral to the IMR	(353)	(62)	523
Net after tax losses (gains) deferred to the IMR	145	121	(357)

Net realized capital (losses) gains	$(208)	$59	$166

The IMR liability balance was $5 million as of December 31, 2016 and $349 million as of December 31, 2015 and was included in other liabilities on the Statutory Statements of Financial Position. Refer to Note 2z. “Interest maintenance reserve” for information on the Company’s policy for IMR.

OTTI, included in the realized capital losses, consisted of the following:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Bonds	$(78)	$ (170)	$ (35)
Preferred stock	(1)	(11)	-
Common stocks	(11)	(14)	(85)
Mortgage loans	(7)	(5)	(10)
Partnerships and LLCs	(91)	(70)	(56)

Total OTTI	$(188)	$ (270)	$ (186)

The Company recognized OTTI of $6 million for the year ended December 31, 2016 and $7 million for the year ended December 31, 2015 on structured and loan-backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

46

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2016, 1% of the $78 million of bond OTTI, for the year ended December 31, 2015, 1% of the $170 million of bond OTTI and for the year ended December 31, 2014, 6% of the $35 million of bond OTTI were determined using internally developed models. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2dd. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 21. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

5.	Federal income taxes

The Company provides for DTAs in accordance with statutory accounting practices and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2016
	Ordinary	Capital	Total

	(In Millions)
Gross DTAs	$3,252	$617	$3,869
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	3,252	617	3,869
DTAs nonadmitted	(44)	-	(44)

Subtotal net admitted DTA	3,208	617	3,825
Total gross DTLs	(1,669)	(550)	(2,219)

Net admitted DTA(L)	$1,539	$67	$1,606

	December 31, 2015
	Ordinary	Capital	Total

	(In Millions)
Gross DTAs	$3,023	$382	$3,405
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	3,023	382	3,405
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	3,023	382	3,405
Total gross DTLs	(1,658)	(448)	(2,106)

Net admitted DTA(L)	$1,365	$(66)	$1,299

	Change
	Ordinary	Capital	Total

	(In Millions)
Gross DTAs	$229	$235	$464
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	229	235	464
DTAs nonadmitted	(44)	-	(44)

Subtotal net admitted DTA	185	235	420
Total gross DTLs	(11)	(102)	(113)

Net admitted DTA(L)	$174	$133	$307

47

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2016
	Ordinary	Capital	Total

	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$486	$131	$617
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	989	-	989
2. Adjusted gross DTA allowed per limitation threshold	2,071	-	2,071

Lesser of lines 1 or 2	989	-	989
Adjusted gross DTAs offset by existing DTLs	1,733	486	2,219

Total admitted DTA realized within 3 years	$3,208	$617	$3,825

	December 31, 2015
	Ordinary	Capital	Total

	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$48	$188	$236
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	1,063	-	1,063
2. Adjusted gross DTA allowed per limitation threshold	2,024	-	2,024

Lesser of lines 1 or 2	1,063	-	1,063
Adjusted gross DTAs offset by existing DTLs	1,912	194	2,106

Total admitted DTA realized within 3 years	$3,023	$382	$3,405

	Change
	Ordinary	Capital	Total

	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$438	$(57)	$381
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	(74)	-	(74)
2. Adjusted gross DTA allowed per limitation threshold	47	-	47

Lesser of lines 1 or 2	(74)	-	(74)
Adjusted gross DTAs offset by existing DTLs	(179)	292	113

Total admitted DTA realized within 3 years	$185	$235	$420

48

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2016	2015

	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	869%	926%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$13,808	$13,645

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

December 31, 2016
	Ordinary	Capital	Total

(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	67%	100%	69%

December 31, 2015
	Ordinary	Capital	Total

(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	67%	- %	67%

Change
	Ordinary	Capital	Total

(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	- %	100%	2%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

49

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Federal income tax (benefit) expense on operating earnings	$(333)	$(159)	$20
Foreign income tax expense on operating earnings	7	6	3

Total federal and foreign income tax (benefit) expense on operating earnings	(326)	(153)	23
Federal income tax (benefit) expense on net realized capital gains (losses)	(40)	151	282

Total federal and foreign income tax (benefit) expense	$(366)	$(2)	$305

50

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2016	2015	Change

	(In Millions)
DTAs:
Ordinary
Reserve items	$980	$965	$15
Policy acquisition costs	700	644	56
Nonadmitted assets	555	457	98
Policyholders’ dividends	342	374	(32)
Pension and compensation related items	291	267	24
Investment items	183	185	(2)
Expense items	45	26	19
Unrealized investment losses	1	3	(2)
Other	155	102	53

Total ordinary DTAs	3,252	3,023	229
Nonadmitted DTAs	(44)	-	(44)

Admitted ordinary DTAs	3,208	3,023	185

Capital
Unrealized investment losses	431	233	198
Investment items	186	149	37

Total capital DTAs	617	382	235

Admitted capital DTAs	617	382	235

Admitted DTAs	3,825	3,405	420

DTLs:
Ordinary
Unrealized investment gains	759	782	(23)
Deferred and uncollected premium	319	300	19
Pension items	255	253	2
Reserve for audits and settlements	74	74	-
Investment Items	21	76	(55)
Other	241	173	68

Total ordinary DTLs	1,669	1,658	11

Capital
Unrealized investment gains	479	363	116
Investment items	71	85	(14)

Total capital DTLs	550	448	102

Total DTLs	2,219	2,106	113

Net admitted DTA	$1,606	$1,299	$307

51

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Net DTA(L)	$352	$340	$(207)
Less: Items not recorded in the change in
net deferred income taxes:
Tax-effect of unrealized gains/(losses)	(59)	(109)	311
Tax-effect of changes from acquisitions/transfers	(46)	-	-

Change in net deferred income taxes	$247	$231	$104

As of December 31, 2016, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Provision computed at statutory rate	$(184)	$101	$450
Change in reserve valuation basis	26	23	(20)
Expense items	16	25	5
Foreign governmental income taxes	6	4	1
Investment items	(322)	(325)	(117)
Nonadmitted assets	(99)	(6)	(34)
Tax credits	(48)	(52)	(47)
Other	(8)	(3)	(37)

Total statutory income tax (benefit) expense	$(613)	$(233)	$201

Federal and foreign income tax (benefit) expense	$(366)	$(2)	$305
Change in net deferred income taxes	(247)	(231)	(104)

Total statutory income tax (benefit) expense	$(613)	$(233)	$201

The Company received refunds of federal income taxes of $353 million and paid $234 million in 2016. $10 million related to December 31, 2015 and 2014.

The total income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses total nil related to December 31, 2016, $39 million related to December 31, 2015 and $46 million related to December 31, 2014.

52

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2016	$150
Gross change related to positions taken in prior years	(3)
Gross change related to settlements	-
Gross change related to positions taken in current year	(1)
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2016	$146

Included in the liability for unrecognized tax benefits as of December 31, 2016, are $140 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2016 includes $4 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognized an increase of $4 million in accrued interest related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was $24 million as of December 31, 2016 and $20 million as of December 31, 2015. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of the tax returns filed for years 2010 and prior. The IRS is currently auditing the years 2011 through 2013 and expects to conclude in early 2017. The Company does not expect a material change in its financial position or liquidity as a result of these audits.

The Company’s litigation with the federal government regarding the timing of the deduction for certain policyholder dividends for tax years 1995 through 1997 was successfully concluded in 2015. The favorable effect of the decision in the U.S. Court of Federal Claims was reflected in the Company’s financial statements in prior years.

As of December 31, 2016 and 2015, the Company did not recognize any protective deposits as admitted assets.

The Tax Increase Prevention Act of 2014, signed into law on December 19, 2014, extended the 50% first year bonus depreciation to qualified property acquired and placed in service during 2014. On December 18, 2015, the Preventing Americans from Tax Hikes Act of 2015 (the PATH Act) was enacted and provides for a multi-year extension of this provision through 2019. The PATH Act extends 50% bonus depreciation to 2015 through 2017, it then phases down to 40% for 2018 and 30% for 2019. The extension of these tax provisions are not expected to have a material effect on the Company’s financial position or liquidity.

53

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Other than invested assets

a.	Corporate-owned life insurance

In November 2015, the Company purchased corporate-owned life insurance from unaffiliated third party insurers to cover the lives of certain qualified senior employees. The primary purpose of the program is to offset future employee benefit expenses. The Company pays all premiums and is the owner and beneficiary of these policies. The Company had recorded cash surrender values of these policies of $1,981 million as of December 31, 2016 and $1,927 million as of December 31, 2015.

b.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2016		2015

	Gross	Net	Gross	Net

	(In Millions)

Ordinary new business	$135	$42	$114	$35
Ordinary renewal	695	728	649	712
Group life	9	9	9	9

Total	$839	$779	$772	$756

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2s. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $31,660 million as of December 31, 2016 and $28,223 million as of December 31, 2015 for which gross premium was less than net premium.

54

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Fixed assets

Fixed assets are carried at cost less accumulated depreciation and amortization. Depreciation and amortization are determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range up to fifteen years for leasehold improvements and up to ten years for all other fixed assets. Most unamortized software and office equipment are nonadmitted assets.

The Company’s admitted fixed assets included EDP equipment of $8 million, net of accumulated depreciation of $174 million, as of December 31, 2016 and $39 million, net of accumulated depreciation of $179 million, as of December 31, 2015. The depreciation expense for all fixed assets was $47 million for the year ended December 31, 2016 and $49 million for the year ended December 31, 2015.

7.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $560,789 million as of December 31, 2016 and $514,840 million as of December 31, 2015.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2016				2015

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Individual life	$47,789	2.5%	-	6.0%	$44,724	2.5%	-	6.0%
Group life	18,449	2.5%	-	4.5%	16,381	2.5%	-	4.5%
Group annuities	23,729	2.3%	-	11.3%	20,843	2.3%	-	11.3%
Individual annuities	13,491	2.3%	-	11.8%	12,149	2.3%	-	11.8%
Individual universal and variable life	5,621	3.5%	-	6.0%	5,542	3.5%	-	6.0%
Disabled life claim reserves	1,896	3.5%	-	6.0%	1,876	3.5%	-	6.0%
Disability active life reserves	899	3.5%	-	6.0%	808	3.5%	-	6.0%
Other	312	2.5%	-	6.0%	303	2.5%	-	6.0%

Total	$112,186				$102,626

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, BOLI, group universal life and group variable universal life products. Individual annuities include individual annuity contracts and structured settlements. Group annuities include deferred annuities and single premium annuity contracts. Disabled life claim reserves include disability income and LTC claims and expenses that have been incurred but not reported. Disability active life reserves include disability income and LTC contracts issued. Other is comprised of disability life and accidental death insurance.

55

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2016				2015

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Guaranteed interest contracts:
Note programs	$4,710	1.6%	-	6.2%	$3,756	0.4%	-	6.2%
Federal Home Loan Bank of Boston	1,103	1.4%	-	3.0%	1,104	1.8%	-	3.0%
Municipal contracts	831	0.9%	-	7.3%	955	0.4%	-	7.8%
Other	445	8.3%	-	9.7%	129	8.3%	-	9.7%
Supplementary contracts	808	0.3%	-	7.0%	751	0.3%	-	7.0%
Dividend accumulations	531	3.4%	-	4.1%	538	3.4%	-	4.0%
Other deposits	3,146	4.0%	-	8.0%	3,258	4.0%	-	8.0%

Total	$11,574				$10,491

Note programs

Funding agreements are investment contracts sold to domestic and international institutional investors. Funding agreement liabilities are equal to the account value and are established by contract deposits, increased by interest credited and decreased by contract coupon payments and maturities. Contract holders do not have the right to terminate the contract prior to the contractually stated maturity date. The Company may retire funding agreements prior to the contractually-stated maturity date by repurchasing the agreement in the market or, in some cases, by calling the agreement. If this occurs, the difference in value is an adjustment to interest credited to liabilities for deposit-type contracts in the Statutory Statements of Operations. Credited interest rates vary by contract and can be fixed or floating. Agreements do not have put provisions or ratings-based triggers. The liability of non-U.S. dollar denominated funding agreements may increase or decrease due to changes in foreign exchange rates. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

Under the note programs, the Company creates special purpose entities (SPEs), which are investment vehicles or trusts, for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these SPEs are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were issued from the Company’s $2.0 billion European Medium-Term Note Program with approximately $109 million remaining in run-off. Notes are currently issued from the Company’s $17.0 billion Global Medium-Term Note Program.

Federal Home Loan Bank of Boston

The Company has funding agreements with Federal Home Loan Bank of Boston (FHLB Boston) in an investment spread strategy, consistent with its other funding agreements. These funding agreements are collateralized by securities with estimated fair values of $1.1 billion as of December 31, 2016. The Company’s borrowing capacity with FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth by law or by the Company’s internal limit. The Company’s unused capacity was $900 million as of December 31, 2016. As a member of FHLB Boston, the Company held common stock of FHLB Boston with a statement value of $75 million as of December 31, 2016 and 2015.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Municipal contracts

In 2015, the Company entered into a contract and was assigned the liability for a block of municipal guaranteed investment contracts (municipal contracts) and was paid a premium since the contracts have above market credited rates. Liabilities for deposit-type contracts includes the municipal contracts’ account values, which are established by contract deposits, increased by interest credited (fixed or floating) and decreased by contract coupon payments, additional withdrawals, maturities and amortization of premium. Certain municipal contracts allow additional deposits, subject to restrictions, which are credited based on the rates in the contracts. Contracts have scheduled payment dates and amounts and interest is paid periodically. In addition, certain contracts allow additional withdrawals above and beyond the scheduled payments. These additional withdrawals have certain restrictions on the number per year, minimum dollar amount and are limited to the maximum contract balance. The majority of the municipal contracts allow early contract termination under certain conditions.

Certain municipal contracts contain make-whole provisions, which document the formula for full contract payout. Certain municipal contracts have ratings-based triggers that allow the trustee to declare the entire balance due and payable. Municipal contracts may also have terms that require the Company to post collateral to a third party based on the contract balance in the event of a downgrade in ratings below certain levels under certain circumstances. When the collateral is other than cash, the collateral value is required to be greater than the account balance. The collateral is $176 million as of December 31, 2016 and $190 million as of December 31, 2015. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various liability risks. By performing asset liability management and performing other risk management activities, the Company believes that these contract provisions do not create an undue level of operating risk to the Company.

Other deposits

Other deposits primarily consist of investment contracts assumed as part of the indemnity reinsurance agreement discussed in Note 8. “Reinsurance”. These contracts are used to fund retirement plans. Contract payments are not contingent upon the life of the retirement plan participant.

As of December 31, 2016, the Company’s GICs by expected maturity year were as follows (in millions):

2017	$572
2018	959
2019	1,522
2020	655
2021	1,404
Thereafter	1,974

Total	$7,086

Most GICs only mature on their contractual maturity date. Actual maturities for municipal contracts may differ from their contractual maturity dates, as these contracts permit early contract termination under certain conditions.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of claims for individual disability and LTC policies. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

The following summarizes the changes in disabled life and LTC unpaid claims and claim expense reserves:

	December 31,
	2016	2015

	(In Millions)

Claim reserves, beginning of year	$2,051	$2,044
Less: Reinsurance recoverables	150	143

Net claim reserves, beginning of year	1,901	1,901

Claims paid related to:
Current year	(13)	(13)
Prior years	(332)	(333)

Total claims paid	(345)	(346)

Incurred related to:
Current year’s incurred	237	228
Current year’s interest	3	3
Prior year’s incurred	43	35
Prior year’s interest	81	80

Total incurred	364	346

Net claim reserves, end of year	1,920	1,901
Reinsurance recoverables	163	150

Claim reserves, end of year	$2,083	$2,051

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $43 million increase in the prior years’ incurred claims for 2016 and the $35 million increase in the prior years’ incurred claims for 2015 were generally the result of differences between actual termination experience and statutorily prescribed termination tables.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2016	2015

	(In Millions)

Disabled life claim reserves	$1,896	$1,876
Accrued claim liabilities	24	25

Net claim reserves, end of year	$1,920	$1,901

d.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GMWBs. In general, living benefit guarantees require the contract holder or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits is generally only available at contract issue.

The following shows the changes in the liabilities for GMDBs, GMIBs, GMABs and GMWBs (in millions):

Liability as of January 1, 2015	$486
Incurred guarantee benefits	89
Paid guarantee benefits	(3)

Liability as of December 31, 2015	572
Incurred guarantee benefits	84
Paid guarantee benefits	(5)

Liability as of December 31, 2016	$651

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2016 and 2015. As of December 31, 2016 and 2015, the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy.

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2016			2015

	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age

	($ In Millions)

GMDB	$18,800	$36	63	$18,991	$90	63
GMIB Basic	894	92	67	959	107	66
GMIB Plus	3,059	589	66	3,106	561	65
GMAB	3,158	22	58	3,072	57	58
GMWB	206	15	69	209	15	68

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2016, the GMDB account value above consists of $4,247 million of Modco assumed within the separate accounts. As of December 31, 2015, the GMDB account value above consists of $4,675 million of Modco assumed within the separate accounts.

Account values of variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs are summarized below:

	December 31,
	2016			2015

	Separate Account	General Account	Total	Separate Account	General Account	Total

	(In Millions)

GMDB	$14,776	$4,024	$18,800	$15,089	$3,902	$18,991
GMIB Basic	876	18	894	943	16	959
GMIB Plus	3,059	-	3,059	3,106	-	3,106
GMAB	3,104	54	3,158	3,018	54	3,072
GMWB	206	-	206	209	-	209

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts:

	December 31,
	2016	2015

	(In Millions)

Beginning balance	$3,047	$2,673
Net liability increase	51	374

Ending balance	$3,098	$3,047

8.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks or to assume business. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The Company also reinsures a portion of its morbidity risk in its disability and LTC business. The amounts reinsured are on a yearly renewable term, coinsurance or Modco basis. The Company’s highest retention limit for new issues ranges from $15 million to $25 million.

Refer to Note 17. “Related party transactions” for information about the Company’s affiliated assumed reinsurance transactions.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2016, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $3,901 million assuming no return of the assets, excluding assets in trust, backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Direct premium	$21,319	$20,754	$17,337
Premium assumed	1,442	1,608	1,827
Premium ceded	(1,329)	(819)	(781)

Total net premium	$21,432	$21,543	$18,383

Reinsurance recoveries
Assumed	$(95)	$(88)	$(63)
Ceded	566	594	472

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2016	2015

	(In Millions)
Reinsurance reserves:
Assumed	$9,368	$9,359
Ceded	(4,488)	(3,803)

Amounts recoverable from reinsurers
Assumed	(45)	(37)
Ceded	150	195

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2016 include $2,925 million associated with life insurance policies, $1,517 million for LTC, $35 million for disability and $11 million for group life and health. Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2015 include $2,344 million associated with life insurance policies, $1,407 million for LTC, $39 million for disability and $13 million for group life and health.

In 2016, the Company strengthened its gross LTC policyholders’ reserves by $189 million to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by $189 million.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In 2015, the Company strengthened its gross LTC policyholders’ reserves by $200 million to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by $200 million.

Effective December 31, 2016, the Company entered into a series of reinsurance agreements with an authorized third-party to reinsure approximately 100% of certain of the Company’s inforce universal life, variable life, and 20-year term life policies. Under the terms of the agreements, the Company gave approximately $85 million of consideration to the reinsurer. The universal life and term life policies are reinsured on a coinsurance basis, and the variable life policies on a Modco basis. Under the terms of the agreements, the Company will maintain responsibility for servicing the policies. The Company ceded premium of $473 million and policyholders’ reserves of $411 million in the change in policyholders’ reserves in the Statutory Statement of Operations and recorded a $192 million increase in the Statutory Statements of Changes in Surplus in conjunction with these agreements.

As of December 31, 2016, one reinsurer accounted for 30% of the outstanding balance of the reinsurance recoverable and the next largest reinsurer had 14%. The Company continues to monitor its morbidity risk ceded to one unaffiliated reinsurer for its LTC business. Overall, the Company believes that each of these exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

9.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2016 are illustrated below:

	General Account	Separate Account w/ Guarantees	Separate Account Nonguaranteed	Amount	% of Total

	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$14,197	$-	$ -	$14,197	13%
At book value less current surrender charge of 5% or more	2,177	-	-	2,177	2
At fair value	-	17,764	40,444	58,208	54

Subtotal	16,374	17,764	40,444	74,582	70
Subject to discretionary withdrawal:
At book value without fair value adjustment	9,881	552	-	10,433	10
Not subject to discretionary withdrawal	21,880	-	-	21,880	20

Total	$48,135	$18,316	$ 40,444	$106,895	100%

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2016 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – group annuities	$23,724
Policyholders’ reserves – individual annuities	12,840
Liabilities for deposit-type contracts	11,574

Subtotal	48,138

Separate Account Annual Statement:
Annuities	55,548
Other annuity contract deposit-funds and guaranteed interest contracts	3,209

Subtotal	58,757

Total	$106,895

b.	Separate accounts

The Company has guaranteed separate accounts classified as the following: nonindexed, which have multiple concurrent guarantees, including a guarantee that applies for as long as the contract is in effect and does not exceed a 4% rate of return. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2015 is as follows:

	Guaranteed
	Indexed	Nonindexed Less Than/ Equal to 4%	Non Guaranteed	Total

	(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2015	$-	$-	$8,137	$8,137

Reserves at December 31, 2015:
For accounts with assets at:
Fair value	$-	$18,316	$43,108	$61,424

Total	$-	$18,316	$43,108	$61,424

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$17,764	$43,108	$60,872
At book value without market value adjustment and current surrender charge of less than 5%	-	552	-	552

Subtotal	-	18,316	43,108	61,424

Total	$-	$18,316	$43,108	$61,424

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$7,366	$8,167	$6,164
Transfers from separate accounts	(8,408)	(7,560)	(7,201)

Subtotal	(1,042)	607	(1,037)
Reconciling adjustments:
Net withdrawals on deposit-type liabilities	(1,183)	(1,360)	(242)

Net transfers from separate accounts	$(2,225)	$(753)	$(1,279)

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Operations.

10.	Debt

The Company issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1 billion with maturity dates up to a maximum of 270 days from the date of issuance. Noninterest bearing Notes are sold at par less a discount representing an interest factor. Interest bearing Notes are sold at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. The Notes had a carrying value and face amount of $250 million as of December 31, 2016, 2015 and 2014. Notes issued in 2016 had interest rates ranging from 0.45% to 0.65% with maturity dates ranging from 1 to 48 days. Interest expense for commercial paper was less than $1 million for the years ended December 31, 2016, 2015 and 2014.

The Company has a $1 billion, five year credit facility, with a syndicate of lenders that can be used for general corporate purposes and to support commercial paper borrowings. The facility has an upsize option for an additional $500 million. The terms of the credit facility provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2016, 2015 and 2014, the Company was in compliance with all covenants under the credit facility. For the years ended December 31, 2016, 2015 and 2014, there were no draws on the credit facilities. Credit facility fees were less than $1 million for the years ended December 31, 2016, 2015 and 2014.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

11.	Employee benefit plans

The Company sponsors multiple employee benefits, providing retirement, life, health and other benefits to employees, certain employees of unconsolidated subsidiaries, agents, general agents and retirees who meet plan eligibility requirements.

In 2015, the Company communicated its intent to amend its retired employee and retired agent welfare benefit plans with regard to the medical coverage certain of Medicare-eligible and non-Medicare eligible retirees and their dependents as well as certain former employees receiving long-term disability benefits and surviving dependents (Covered Retirees). Effective January 1, 2016, the Company ceased to provide company-sponsored medical coverage to Covered Retirees through the self-insured medical options under its welfare benefit plans. Instead, the Company provides access to health insurance coverage for Covered Retirees and their dependents through a private insurance marketplace. Eligible Covered Retirees are provided with a company-funded Retiree Health Reimbursement Account (RHRA), which can be used for reimbursement of health insurance premiums or eligible out-of-pocket medical expenses. Effective January 1, 2016, the Medicare Part D subsidy no longer applies as Medicare-eligible participants are no longer covered under the self-insured retiree health care plans. The projected benefit obligation decreased $98 million as a result of this amendment in the fourth quarter 2015 remeasurement and is being amortized through net periodic benefit cost over the average remaining years of service of the eligible employees and agents.

On July 1, 2016, the Company agreed to provide certain service credits under the MassMutual Retired Agents’ Welfare Benefits Plan for prior MPCG service. This resulted in an increase to the accumulated projected benefit obligation of $41 million recognized at the time of the acquisition. The expense attributable to prior service periods is recorded as amortization of the nonadmitted assets acquired rather than through the amortization of prior service cost. See Note 18f. “Business Combinations and Goodwill” for further information on the acquisition of MPCG.

The Society of Actuaries RP 2014 mortality tables and improvement scale was amended in October 2016 and 2015. The Company adopted the new mortality tables and other key plan assumptions as part of its fourth quarter 2016 and 2015 remeasurements. As a result of these changes, the Company’s aggregate projected benefit obligation as of December 31, 2016 was decreased by approximately $37 million and the projected benefit obligation as of December 31, 2015 increased approximately $155 million.

a.	Pension plans

The Company has funded and unfunded noncontributory defined benefit pension plans that cover substantially all employees, agents and retirees. The qualified defined benefit plan includes a defined benefit formula and a cash balance formula. Participants earn benefits under the plan based on the defined benefit formula, the cash balance formula, or a combination of both formulas as determined by their date of hire or rehire. Under the defined benefit formula, benefits are calculated based on final average earnings and length of service. Benefits under the cash balance formula are determined based on age, service and salary during the participants’ careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company contributed $66 million in 2016 and $47 million in 2015 to its qualified defined benefit plan.

b.	Defined contribution plans

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (nonqualified deferred compensation thrift savings) defined contribution plans for its employees, agents and retirees. The qualified 401(k) thrift savings plan’s net assets available for benefits were $2,453 million as of December 31, 2016 and $2,220 million as of December 31, 2015. The Company match for the qualified 401(k) thrift savings plan is limited to 5% of eligible W-2 compensation. The Company’s total matching thrift savings contributions, included in general insurance expenses were $46 million for the year ended December 31, 2016 and $42 million for the year ended December 31, 2015 and $44 million for 2014.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company also maintains a defined contribution plan for agents, which was frozen in 2001. The net assets available for these benefits were $174 million as of December 31, 2016 and $177 million as of December 31, 2015.

c.	Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost and prior service cost are recorded by the Company.

Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. For employees who retire after 2009, except certain employees who were close to retirement in 2010, the Company’s cost is limited to a RHRA which accumulates during an employee’s career and can be drawn down by the retiree to purchase coverage outside of the Company or for other health care costs. Retired employees with an RHRA also may choose to purchase coverage through the private retiree exchange.

For other current and future retired employees, and current and future retired agents, the Company provides access to postretirement health care plans through a private retiree exchange. The Company’s cost is limited to the fixed annual subsidy provided to retirees through a Health Reimbursement Account each year that the retiree can use to purchase coverage on the exchange or for other health care costs.

Company-paid basic life insurance is provided to retirees who retired before 2010 and certain employees who retire after 2009 but were close to retirement in 2010. Supplemental life insurance is available to certain retirees on a retiree-pay-all basis.

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

Accrued Postemployment Benefits

The Company provides severance-related postemployment benefits for home office employees. The net accumulated liability for these benefits was $51 million as of December 31, 2016 and $43 million as of December 31, 2015.

The Company accrues postemployment benefits for the health benefits of agents who qualify for long-term disability and are not retired. The net accumulated liability for these benefits was $6 million as of December 31, 2016 and $7 million as of December 31, 2015.

d.	Benefit obligations

Accumulated benefit obligations are the present value of pension benefits earned as of a December 31 measurement date (the Measurement Date) based on service and compensation and do not take into consideration future salary levels.

Projected benefit obligations for pension benefits are the present value of pension benefits earned as of the Measurement Date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Refer to Note 11f. “Amounts recognized in the Statutory Statements of Financial Position,” for details on the funded status of the plans.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Accumulated and projected postretirement benefit obligations for other postretirement benefits are the present value of postretirement medical and life insurance benefits earned as of the Measurement Date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. A few of the major assumptions used in this calculation include expected future compensation levels, healthcare cost trends, mortality and expected retirement age.

The following presents the total pension and other postretirement accumulated benefit obligation:

	December 31,
	2016	2015	2016	2015

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Accumulated benefit obligation	$2,715	$2,606	$340	$305

The following sets forth the change in projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2016	2015	2016	2015

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation, beginning of year	$2,675	$2,581	$305	$412
Service cost	100	71	11	9
Interest cost	113	99	12	14
Contributions by plan participants	-	-	1	9
Plan amendments	-	-	41	(98)
Actuarial (gains) losses	(15)	44	(15)	(20)
Medicare prescription drug direct subsidy	-	-	1	1
Benefits paid	(126)	(111)	(16)	(28)
Change in discount rate	72	(134)	3	(24)
Change in actuarial assumptions	(34)	125	(3)	30

Projected benefit obligation, end of year	$2,785	$2,675	$340	$305

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of the Measurement Date. A spot yield curve is developed from this data that is used to determine the present value for the obligation. The projected plan cash flows are discounted to the Measurement Date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25 basis point change in the discount rate results in approximately an $81 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. See Section h. of this Note, “Assumptions” for details on the discount rate.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Plan assets

The assets of the qualified pension plan investments are invested through a MassMutual group annuity contract and investments held in a trust. The group annuity contract invests in the General Investment Account (GIA) of the Company, pooled separate accounts and nonpooled separate accounts. Pooled separate account assets support more than one contract holder and are managed by the Company and its subsidiaries. These assets are assigned for the purposes of allocating investment returns and asset gains and losses. Nonpooled separate accounts support only one contract holder and are managed by the Company and unaffiliated asset managers.

The Company’s qualified pension plan assets managed by the Company and its subsidiaries are as follows:

	December 31,
	2016	2015

	(In Millions)

Pooled and Non-Pooled Separate Accounts:
General Investment Account	$234	$197
Barings Long Duration Bond Fund	228	214
Alternative Investment Separate Account	221	208
Oppenheimer International Growth Fund	116	118
Oppenheimer Large Core Fund	98	88
Oppenheimer Small Capitalization Core Fund	50	108
MM Select Large Cap Value Fund	50	45
MM Select Blue Chip Growth Fund	48	69
MM Premier Strategic Emerging Markets Fund	39	37
MM Select Growth Opportunities Fund	36	60
MM Select Small Cap Value Fund	27	35
MM Select Small Cap Growth Fund	23	34
Oppenheimer Real Estate Fund	22	34
MM Premier Core Bond Fund	-	26
MassMutual Pension Plan Trust:
Cash and Short-term Cash Equivalents	84	-
Real Estate Fund	41	-
Limited Partnership-Foreign Fund	26	-
Multi-Strategy Hedge Fund	25	-
Limited Partnership - Private Equity/Venture Capital Fund	7	-
Limited Partnership - Real Estate Fund	6	-

	$1,381	$1,273

The approximate amount of annual benefits to be paid to plan participants covered by a group annuity contract issued by the employer or related parties is $74 million for 2017.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets with a prudent level of risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and the Company’s financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as private equity funds, hedge funds, private real estate funds, equity index exchange traded funds and bond index exchange traded funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset and liability studies. A portion of the alternative assets are held outside of the group annuity contract and maintained in a trust account at State Street Bank and Trust Company.

The target range allocations for the qualified pension plan assets are 13% to 23% domestic equity securities, 25% to 45% long duration bond securities, 5% to 15% GIA and aggregate bond assets, 13% to 23% international equity securities and 10% to 30% alternative investments. Domestic equities primarily include investments in large capitalization (large-cap) companies and small capitalization (small-cap) companies. Long duration bond securities invest in several long-duration bond exchange traded funds. International equities include investments in American Depository Receipts and limited partnerships that trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan assets invested in the GIA through the unallocated group annuity contract earn a fixed interest. These assets comprised approximately 11% of the plan assets as of December 31, 2016 and 9% as of December 31, 2015.

The following presents the change in fair value of plan assets:

	December 31,
	2016	2015	2016	2015

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Fair value of plan assets, beginning of year	$2,074	$2,139	$5	$5
Actual return on plan assets	142	(20)	-	-
Employer contributions	90	66	14	19
Contributions by plan participants	-	-	1	9
Benefits paid	(126)	(111)	(16)	(28)

Fair value of plan assets, end of year	$2,180	$2,074	$4	$5

The General Investment Account is designed to provide stable, long-term investment growth. The account value is maintained at a stable value (generally referred to as “book value”) regardless of financial market fluctuations; however, if the plan sponsor initiates a full or partial termination, the amount liquidated is subject to an adjustment that could result in an increase or decrease in the book value of the plan’s investment.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the GIA allocation by type of investment:

	December 31,
	2016	2015

Bonds	58%	59%
Mortgage loans	16	18
Common stocks - subsidiaries and affiliates	10	6
Other investments	8	8
Partnerships and LLCs	5	6
Cash and cash equivalents	2	2
Real estate	1	1

	100%	100%

The assets of the qualified pension plan are invested in the following pooled and nonpooled separate account options as well as certain private equity funds, hedge funds, private real estate funds and an all cap U.S. equity index exchange traded fund held in the MassMutual Pension Plan Trust (Pension Trust Assets):

Barings Long Duration Bond Fund is a nonpooled separate account advised by Barings with a long duration bond strategy that invests in a diversified portfolio of fixed-income securities, including, short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

Alternative Investment Separate Account is a nonpooled separate account advised by Barings. Barings’ strategy includes investing in private equity funds, hedge funds, a private real estate fund and an all cap U.S. equity index exchange traded fund.

Oppenheimer International Growth Fund is a pooled separate account investing in a mutual fund sub-advised by OFI Institutional Asset Management (OFI Institutional) that invests in international large-cap securities, primarily in the developed international markets. This international equity strategy focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity.

Oppenheimer Small Capitalization Core Fund is a nonpooled separate account advised by OFI Institutional that invests in domestic small and mid-cap, and international small and mid-cap securities. The fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying risk controls for both sector and position size. The fund’s strategy uses separate fundamental research and quantitative models to select securities.

Oppenheimer Large Core Fund is a nonpooled separate account advised by OFI Institutional that invests in a diversified mix of domestic large company stocks for capital appreciation potential. The strategy is a large-cap core equity strategy, where the portfolio managers combine fundamental research and quantitative models to identify investment opportunities among large, competitively advantaged companies whose earnings are growing faster than average, or whose shares appear to be mispriced by the market.

MM Select Blue Chip Growth Fund is a pooled separate account investing in a mutual fund sub-advised by T. Rowe Price Associates, Inc. (T. Rowe Price) and Loomis Sayles & Company (Loomis) that seeks growth of capital over the long-term. The strategy seeks well-established large cap companies with the potential for above-average earnings growth. In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management and strong financial fundamentals. Loomis emphasizes companies with sustainable competitive advantages, long-term secular and profitable growth, and management teams focused on creating long-term value for shareholders.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Select Large Cap Value Fund is a pooled separate account investing in a mutual fund sub-advised by Barrow Hanley and Huber Capital (Huber). Barrow Hanley manages a dividend focused strategy with a high quality, conservative orientation. Huber employs a more concentrated, deeper value strategy using a dividend discount model as the basis for determining intrinsic value opportunities.

MM Premier Strategic Emerging Markets Fund is a pooled separate account investing in a mutual fund sub-advised by OFI Institutional seeking long-term growth of capital by investing primarily in international emerging markets. OFI Institutional determines the universe of emerging market countries in which to invest, based on OFI Institutional’s assessment of a country’s suitability for investment.

MM Select Growth Opportunities Fund is a pooled separate account investing in a mutual fund sub-advised by Sands Capital Management, LLC (Sands) and Jackson Square Partners (JSP) with a large-cap growth equity focus. Sands uses bottom-up, fundamental research and employs six key investment criteria: sustainable, above average earnings growth, a leadership position, competitive advantages, a value-added focus with a clear mission, financial strength and rational valuation. JSP seeks to select large-cap equities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including a return on capital above its cost of capital.

Oppenheimer Real Estate Fund is a pooled separate account that invests in an Oppenheimer mutual fund sub-advised by Barings. This real estate strategy seeks out exposure to the commercial real estate market and uses a fundamental research driven approach to search for what are believed to be high quality companies in the Real Estate Investment Trust (REIT) market. REITs are publicly-traded securities that sell like a stock on the major exchanges and which invest in real estate or represent operating companies that are involved in the real estate market.

MM Select Small Cap Value Fund is a pooled separate account investing in a mutual fund sub-advised by Wellington Management and Barrow Hanley that seeks to maximize total return through investing primarily in small-cap equity securities. Wellington Management employs a bottom-up stock selection process that utilizes proprietary, fundamental research to identify companies it considers to be undervalued but have the potential for significant longer-term returns. Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify small-cap companies considered to be undervalued but with the potential to generate superior returns at below average levels of risk.

MM Select Small Cap Growth Fund is a pooled separate account investing in a mutual fund sub-advised by Wellington Management and OFI Institutional. The fund invests in domestic small-cap equity securities and seeks long-term capital appreciation. Each sub-adviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the fund. Each of the sub-advisers uses a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth.

Vanguard Russell 3000 Index is a pooled separate account investing in a mutual fund advised by Vanguard. The fund is passively managed and seeks to track the Russell 3000 Index.

Goldman Sachs Asset Management Long Duration Bond Fund is a nonpooled separate account advised by Goldman Sachs Asset Management that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

Pacific Investment Management Company Long Duration Bond Fund is a nonpooled separate account advised by Pacific Investment Management Company that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit and government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Oakmark International Collective Fund is a non-pooled separate account advised by Harris Associates that invests primarily in developed market international large-cap equity securities, which may include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts and rights and warrants to buy common stocks. This international equity strategy seeks out companies that it believes to be trading in the market at significant discounts to their underlying values.

T. Rowe Price Emerging Markets Stock Fund is a pooled separate account investing in a mutual fund advised by T. Rowe Price that seeks long-term growth of capital through investments primarily in the common stocks of companies located or with primary operations in the emerging markets of Latin America, Asia, Europe, Africa and the Middle East.

MassMutual Pension Plan Trust is a trust account with a strategy of investing in alternative investments as directed by the Company. These investments include private equity, hedge funds, and private real estate, with allocations temporarily awaiting investment held in an all cap U.S. equity index exchange traded fund.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 15. “Fair value of financial instruments”.

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Pooled Separate Accounts: Unit value calculated based on the net assets of the underlying pool of securities which value their investment securities at fair value. The separate accounts are valued daily based on the NAV of shares of the underlying funds and are therefore generally classified as Level 2. As of December 31, 2016 and 2015, the plan had no specific plans or intentions to sell investments at amounts other than NAV. These investments can be redeemed on a daily basis and have no lockups or funding commitments.

Nonpooled Separate Accounts: Valued primarily using the closing price reported on the active market on which the individual securities are traded.

Cash: Stated at cost, which is equal to fair value, and held by an unaffiliated bank.

General Investment Account option: Liquidation value based on an actuarial formula as defined under the terms of the contract.

The methods described above may produce a fair value calculation that is not indicative of net realizable value or reflective of the future values of the investments. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the fair value hierarchy of the Company’s pension plan assets by asset class:

	December 31, 2016
	Level 1	Level 2	Level 3	Total

	(In Millions)
Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$204	$-	$204
International large capitalization	-	116	-	116
U.S. small capitalization value	-	51	-	51
International emerging markets	-	39	-	39
Real estate	-	22	-	22

Total pooled separate accounts	-	432	-	432

Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	78	-	-	78
U.S. small capitalization	32	-	-	32
U.S. mid capitalization	24	-	-	24
International large capitalization value	5	-	-	5
International small/mid capitalization	6	-	-	6
Corporate and other bonds	-	315	-	315
Long duration bonds	97	-	-	97
Short-term bonds	13	-	-	13
Government securities	-	278	-	278
Mortgage backed securities	-	6	-	6
Registered investment companies:
U.S. large capitalization	63	-	-	63
Emerging markets	64	-	-	64
Multi-strategy hedge funds	-	-	37	37
Limited partnerships:
International small/mid capitalization	-	-	168	168
Multi-strategy hedge funds	-	-	25	25
Private equity/venture capital	-	-	43	43
Asset-backed securities	-	6	-	6
Real estate	-	-	51	51
Cash and short-term cash equivalents	-	14	-	14

Total nonpooled separate accounts	382	619	324	1,325

Pension trust assets:
Common stocks:
U.S. large capitalization	84	-	-	84
Multi-strategy hedge funds	-	-	25	25
Limited partnerships:
Real estate	-	-	6	6
Private equity/venture capital	-	-	7	7
Foreign	-	-	26	26
Real estate	-	-	41	41

Total pension trust assets	84	-	105	189

Total general investment account	-	-	234	234

Total	$466	$1,051	$663	$2,180

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2015
	Level 1	Level 2	Level 3	Total

	(In Millions)
Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$300	$-	$300
International large capitalization value	-	118	-	118
U.S. small capitalization value	-	68	-	68
International emerging markets	-	37	-	37
Real estate	-	34	-	34
Diversified fixed income bonds	-	26	-	26

Total pooled separate accounts	-	583	-	583

Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	68	-	-	68
U.S. small capitalization	77	-	-	77
U.S. mid capitalization	32	-	-	32
International large capitalization value	5	-	-	5
International small/mid capitalization	8	-	-	8
Corporate and other bonds	-	249	-	249
Long duration bonds	140	-	-	140
Short term bonds	2	-	-	2
Government securities	-	266	-	266
Mortgage backed securities	-	3	-	3
Registered investment companies:
U.S. large capitalization	59	-	-	59
Emerging markets	57	-	-	57
Multi-strategy hedge funds	-	-	37	37
Limited partnerships:
International small/mid capitalization	-	-	155	155
Multi-strategy hedge funds	-	-	25	25
Private equity/venture capital	-	-	39	39
Asset backed securities	-	9	-	9
Real estate	-	-	46	46
Cash and short-term cash equivalents	9	8	-	17

Total nonpooled separate accounts	457	535	302	1,294

Total general investment account	-	-	197	197

Total	$457	$1,118	$499	$2,074

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth a summary of changes in the fair value of the plan’s Level 3 invested assets:

	Beginning Balance 1/1/2016	Actual Return on Plan Assets	Purchases	Sales	Transfers	Ending Balance 12/31/2016

	(In Millions)

Non-pooled separate accounts:
Limited partnerships:
International small/mid cap	$155	$13	$-	$-	$-	$168
Private equity/venture capital	39	1	5	(2)	-	43
Multi-strategy hedge fund	25	-	-	-	-	25
Real estate	46	5	-	-	-	51
Multi-strategy hedge fund	37	-	-	-	-	37
General investment account	197	10	131	(214)	110	234
Pension trust assets:
Limited partnerships:
Foreign	-	1	25	-	-	26
Private equity/venture capital	-	-	9	(2)	-	7
Real estate	-	-	7	(1)	-	6
Multi-strategy hedge fund	-	-	25	-	-	25
Real estate	-	1	40	-	-	41

Total	$499	$31	$242	$(219)	$110	$663

Current year transfers of $110 million into the GIA Level 3 from Level 1 and 2 investments was for the funding of the new MassMutual Pension Plan Trust.

	Beginning Balance 1/1/2015	Actual Return on Plan Assets	Purchases	Sales	Transfers	Ending Balance 12/31/2015

	(In Millions)

Non-pooled separate accounts:
Limited partnerships:
International small/mid cap	$106	$(10)	$59	$-	$-	$155
Multi-strategy hedge fund	23	2	-	-	-	25
Private equity venture capital	28	8	5	(2)	-	39
Multi-strategy hedge fund	37	-	-	-	-	37
Real estate	39	7	-	-	-	46
General investment account	215	6	71	(95)	-	197

Total	$448	$13	$135	$(97)	$-	$499

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total net assets available for benefits. Based on these criteria, there were no significant transfers into or out of Level 1, 2, or 3 for the year ended December 31, 2016.

Postretirement Investments

Postretirement benefit plan assets are invested solely in a domestic fixed-income bond fund. The fair value of these postretirement benefit plan assets was $4 million as of December 31, 2016 and $5 million as of December 31, 2015 and were included within Level 1. The domestic fixed-income fund is a money market mutual fund that seeks the maximum potential return commensurate with the desired stability of the investments. The fund seeks to achieve this objective by investing in money market securities meeting specific credit quality standards.

The Company invests in cash, cash equivalents and liquid fixed-income securities to the extent necessary to satisfy reasonably anticipated routine current benefit payments, with additional funds held that are sufficient to satisfy reasonably unanticipated spikes in benefit payments.

f.	Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

Unrecognized net actuarial (gains) losses are variances between assumptions used and actual experience. These assumptions include return on assets, demographics and mortality. The unrecognized net actuarial (gains) losses are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after recognition. These are amortized into net periodic benefit cost over the remaining service-years of active employees and over the average remaining lifetime of eligible employees and retirees for other postretirement benefits.

As of December 31, 2016, the unamortized balance of the transition liability upon adoption of SSAP 102 was $10 million. This transition liability is being amortized through 2021.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss and the nonadmitted prepaid pension asset.

The following sets forth the amounts amortized from net surplus in the “Statutory Statements of Financial Position” and recognized as components of net periodic benefit cost in 2016 and 2015 and the amounts expected to be recognized in 2017:

	December 31,
	2017	2016	2015	2017	2016	2015

	Pension Benefits			Other Postretirement Benefits

	(In Millions)

Net prior service cost	$3	$4	$4	$(6)	$(6)	$2
Net recognized actuarial losses	65	70	66	2	3	3

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the amounts to be amortized from net surplus in the “Statutory Statements of Financial Position” that have not yet been recognized as components of net periodic benefit cost:

	December 31,
	2016	2015	2016	2015

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Net prior service cost	$6	$9	$(52)	$(58)
Net actuarial losses	981	1,019	23	43
Unrecognized transition liability	10	18	-	-

The following sets forth the projected benefit obligation funded status of the plans:

	December 31,
	2016	2015	2016	2015

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation	$2,785	$2,675	$340	$305
Less: fair value of plan assets	2,180	2,074	4	5

Projected benefit obligation funded status	$(605)	$(601)	$(336)	$(300)

The qualified pension plan was underfunded by $246 million as of December 31, 2016 and by $251 million as of December 31, 2015. The nonqualified pension plans are not funded and have total projected benefit obligations of $359 million as of December 31, 2016 and $350 million as of December 31, 2015.

The qualified pension plan non-admitted pension plan asset was $624 million as of December 31, 2016 and $659 million as of December 31, 2015.

The Company intends to fund $121 million in 2017 to meet its expected current obligations under its qualified and nonqualified pension plans and other postretirement benefit plans.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and is included in general insurance expenses in the Statutory Statements of Operations. The net periodic cost recognized is as follows:

	Years Ended December 31,
	2016	2015	2016	2015

	Pension Benefits		Other Postretirement/ Postemployment

	(In Millions)

Service cost	$100	$71	$12	$10
Interest cost	113	99	14	16
Expected return on plan assets	(144)	(154)	-	-
Amortization of unrecognized net actuarial and other losses	70	65	3	6
Amortization of unrecognized prior service cost	3	4	(6)	2

Total net periodic cost	$142	$85	$23	$34

The expected future pension and other postretirement benefit payments, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits

	(In Millions)

2017	$93	$20
2018	100	21
2019	107	21
2020	113	21
2021	120	21
2022-2026	707	99

The Medicare Part D subsidy no longer applies as Medicare-eligible participants are no longer covered under the self-insured retiree health care plan.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense recognized in the Statutory Statements of Operations for all employee and agent benefit plans is as follows:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Pension	$142	$85	$90
Health	103	88	81
Thrift	46	42	44
Postretirement	22	27	28
Postemployment	-	4	5
Life	4	3	3
Disability	4	3	3
Other benefits	10	9	9

Total	$331	$261	$263

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

December 31,
	2016	2015	2014	2016	2015	2014

	Pension Benefits			Other Postretirement Benefits

Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	4.10%	4.30%	3.90%	3.85%	3.95%	3.75%
Expected long-term rate of return on plan assets	6.75%	7.00%	7.50%	3.00%	3.00%	3.00%
Expected rate of compensation increase	3.50%	3.50%	4.00%	3.50%	3.50%	4.00%

Net periodic benefit cost:
Discount rate	4.30%	3.90%	4.85%	3.95%	3.75%	4.70%
Expected long-term rate of return on plan assets	7.00%	7.25%	7.50%	3.00%	3.00%	3.00%
Expected rate of compensation increase	3.50%	4.00%	4.00%	3.50%	4.00%	4.00%

Assumed health care cost trend rates:
Health care cost trend rate	-	-	-	8.00%	8.00%	7.00%
Ultimate health care cost trend rate after gradual decrease until 2024 for 2016 and 2015, and 2023 for 2014.	-	-	-	5.00%	5.00%	5.00%

Assumed health care cost trend rates do not have a significant effect on the amounts reported for the health care plans.

The discount rate used to determine the benefit obligations as of yearend is used to determine the expense in the next fiscal year.

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each class of asset.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom stock-based compensation awards. These awards include PSARs and PRS. These awards do not grant an equity or ownership interest in the Company.

A summary of the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	December 31,
	2016	2015	2014

Weighted average grant date fair value:
PSARs granted during the year	$86.80	$99.42	$78.50
PRS granted during the year	86.67	98.64	78.54
Intrinsic value (in thousands):
PSARs options exercised	5,220	38,282	29,125
PRS liabilities paid	25,931	30,560	30,757
Fair value of shares vested during the year	26,622	44,476	71,207

A summary of PSARs and PRS shares is as follows:

	PSARs			PRS

		Weighted Average			Weighted Average

	Number of Share Units	Price	Remaining Contract Terms	Number of Share Units	Price	Remaining Contract Terms

	(In Thousands)		(In Years)	(In Thousands)		(In Years)

Outstanding as of December 31, 2014	2,755	$73.82	1.7	1,112	$69.47	3.3
Granted	939	99.42		321	98.64
Exercised	(1,090)	64.46		(309)	58.93
Forfeited	(42)	83.74		(36)	76.83

Outstanding as of December 31, 2015	2,562	85.88	3.3	1,088	80.89	2.7
Granted	1,175	86.80		400	86.67
Exercised	(445)	77.79		(301)	69.54
Forfeited	(298)	86.68		(105)	83.88

Outstanding as of December 31, 2016	2,994	87.35	3.2	1,082	85.33	2.9

Exercisable as of December 31, 2016	418	$81.30	1.6	4	$80.93	1.8

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The PSARs compensation was a benefit of $4 million for the year ended December 31, 2016 and $5 million for the year ended December 31, 2015 and an expense of $63 million for the year ended December 31, 2014. The PSARs accrued compensation liability was $2 million as of December 31, 2016 and $10 million as of December 31, 2015. For the year ended December 31, 2016 there was no unrecognized compensation expense related to nonvested PSARs awards and was $3 million for the year ended December 31, 2015 and $18 million for the year ended December 31, 2014. The weighted average period over which the expense is expected to be recognized is 3.2 years. The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current stock price, minus current compensation liability.

The PRS compensation expense was $18 million for the year ended December 31, 2016 and $16 million for the year ended December 31, 2015 and $38 million for the year ended December 31, 2014. The PRS accrued compensation liability was $44 million for the year ended December 31, 2016 and $49 million for the year ended December 31, 2015. Unrecognized compensation expense related to nonvested PRS awards was $39 million as of December 31, 2016 and as of December 31, 2015 and $45 million for the year ended December 31, 2014. The weighted average period over which the expense is expected to be recognized is 2.9 years. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current stock price, minus current compensation liability.

13.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2016:

Issue Date	Face Amount	Carrying Value	Interest Rate	Maturity Date	Scheduled Annual Interest Payment Dates
	($ In Millions)

11/15/1993	$250	$250	7.625%	11/15/2023	May 15 & Nov 15
03/01/1994	100	100	7.500%	03/01/2024	Mar 1 & Sept 1
05/12/2003	250	249	5.625%	05/15/2033	May 15 & Nov 15
06/01/2009	750	743	8.875%	06/01/2039	Jun 1 & Dec 1
01/17/2012	400	399	5.375%	12/01/2041	Jun 1 & Dec 1
04/15/2015	500	491	4.500%	04/15/2065	Apr 15 & Oct 15

Total	$2,250	$2,232

All payments of interest and principal are subject to the prior approval of the Division. Interest expense is not recorded until approval for payment is received from the Division. As of December 31, 2016, the unapproved interest was $19 million. Through December 31, 2016, the Company paid cumulative interest of $1,435 million on surplus notes. Interest of $151 million was approved and paid during the year ended December 31, 2016.

Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023 and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003, 2009, 2012 or 2015.

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

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14.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2016, 2015 and 2014. In the Company’s prior year financial statements, the non-cash activities shown below were included within the Statutory Statement of Cash Flows. In 2015, the NAIC issued clarifying guidance related to the exclusion of non-cash activities from the statement of cash flows. As a result, the Company has excluded the 2016 and 2015 non-cash activities below from the Statutory Statement of Cash Flows for the years ended December 31, 2016 and 2015; however, the 2014 non-cash activities below continue to be included within the Statutory Statements of Cash Flows for the year ended December 31, 2014.

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Acquisition of affiliated common stock for bonds and mortgage loans	$3,287	$-	$-
Premium recognized for group annuity contracts	905	1,471	-
Partnerships and LLCs contributed to MMHLLC	682	-	-
Bond conversions and refinancing	419	1,197	1,066
Stock and bond distributions from partnerships and LLCs	180	-	-
Mortgage loans contributed to partnerships	98	-	-
Bonds converted from long-term to short-term	89
Change in market value of COLI	59	-	-
Bank loan rollovers	5	143	625
Bonds received as consideration for assignment of deposit-type liabilities	-	(690)	-
Deposit-type liabilities assigned in exchange for bonds	-	690	-
Bonds received in exchange for equity of an indirect subsidiary	-	185	-
Mortgage loan issued in sale of real estate	-	-	150
Bonds received as consideration for group annuity contracts	(905)	(1,466)	-
Other	52	129	110

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15.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2016

	Carrying Value	Fair Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$6,819	$7,327	$-	$7,323	$4
All other governments	924	934	-	863	71
States, territories and possessions	676	723	-	723	-
Political subdivisions	483	514	-	514	-
Special revenue	5,605	6,167	-	6,134	33
Industrial and miscellaneous	62,806	64,478	-	39,231	25,247
Parent, subsidiaries and affiliates	6,508	6,604	-	615	5,989
Preferred stocks	465	482	1	30	451
Common stocks - subsidiaries and affiliates	573	573	487	23	63
Common stocks - unaffiliated	1,120	1,120	582	349	189
Mortgage loans - commercial	19,193	19,660	-	-	19,660
Mortgage loans - residential	1,768	1,728	-	-	1,728
Derivatives:
Interest rate swaps	8,084	8,633	-	8,633	-
Options	653	653	-	653	-
Currency swaps	937	937	-	937	-
Forward contracts	51	51	-	51	-
Credit default swaps	38	40	-	40	-
Cash, cash equivalents and short-term investments	3,726	3,726	(95)	3,821	-
Separate account assets	62,204	62,204	39,641	21,825	738
Financial liabilities:
GICs	7,086	7,028	-	-	7,028
Group annuity contracts and other deposits	19,097	19,661	-	-	19,661
Individual annuity contracts	6,715	8,272	-	-	8,272
Supplementary contracts	1,152	1,153	-	-	1,153
Repurchase agreements	4,729	4,729	-	4,729	-
Commercial paper	250	250	-	250	-
Derivatives:
Interest rate swaps	5,915	5,960	-	5,960	-
Options	6	6	-	6	-
Currency swaps	36	36	-	36	-
Forward contracts	56	56	-	56	-
Credit default swaps	1	1	-	1	-

Common stocks – subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $13,671 million.

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	December 31, 2015

	Carrying Value	Fair Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$8,015	$8,526	$-	$8,521	$5
All other governments	762	762	-	690	72
States, territories and possessions	727	776	-	776	-
Political subdivisions	468	503	-	503	-
Special revenue	5,414	6,061	-	6,025	36
Industrial and miscellaneous	57,984	58,260	-	35,010	23,250
Parent, subsidiaries and affiliates	6,177	6,340	-	646	5,694
Preferred stocks	533	520	13	30	477
Common stocks - subsidiaries and affiliates	441	441	307	94	40
Common stocks - unaffiliated	1,140	1,140	445	515	180
Mortgage loans - commercial	20,287	20,815	-	-	20,815
Mortgage loans - residential	1,721	1,684	-	-	1,684
Derivatives:
Interest rate swaps	8,033	8,554	-	8,554	-
Options	622	622	-	622	-
Currency swaps	536	536	-	536	-
Forward contracts	55	55	-	55	-
Credit default swaps	22	13	-	13	-
Cash, cash equivalents and short-term investments	3,049	3,049	174	2,875	-
Separate account assets	60,386	60,386	39,355	20,306	725
Financial liabilities:
Repurchase agreements	5,130	5,130	-	5,130	-
Commercial paper	277	277	-	250	27
GICs	5,944	5,933	-	-	5,933
Group annuity contracts and other deposits	17,939	18,667	-	-	18,667
Individual annuity contracts	6,501	8,025	-	-	8,025
Supplementary contracts	1,094	1,095	-	-	1,095
Derivatives:
Interest rate swaps	5,797	5,839	-	5,839	-
Options	7	7	-	7	-
Currency swaps	4	4	-	4	-
Forward contracts	13	13	-	13	-
Credit default swaps	19	20	-	20	-

Common stocks – subsidiaries and affiliates do not include unconsolidated subsidiaries, which had a statutory carrying value of $7,519 million.

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Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.
When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

Annually, the Company reviews the primary pricing vendor to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendor, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

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The fair value of group annuity contracts and other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay’s Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, GICs and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company’s asset-liability management analysis.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2016

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Bonds:
States, territories and possessions	$-	$8	$-	$8
Special revenue	-	1	-	1
Industrial and miscellaneous	-	3	57	60
Parent, subsidiaries and affiliates	-	58	52	110
Preferred stocks	-	-	3	3
Common stocks - subsidiaries and affiliates	487	23	63	573
Common stocks - unaffiliated	582	349	189	1,120
Interest rate swaps	-	8,084	-	8,084
Options	-	653	-	653
Currency swaps	-	937	-	937
Forward contracts	-	51	-	51
Credit default swaps	-	4	-	4
Separate account assets	39,641	21,825	738	62,204

Total financial assets carried at fair value	$40,710	$31,996	$1,102	$73,808

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$5,915	$-	$5,915
Options	-	6	-	6
Currency swaps	-	36	-	36
Forward contracts	-	56	-	56
Credit default swaps	-	1	-	1

Total financial liabilities carried at fair value	$-	$6,014	$-	$6,014

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For the year ended December 31, 2016, there were no significant transfers between Level 1 and Level 2.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2015
	Level 1	Level 2	Level 3	Total

	(In Millions)
Financial assets:
Bonds:
States, territories and possessions	$-	$2	$-	$2
Special revenue	-	4	-	4
Industrial and miscellaneous	-	18	22	40
Parent, subsidiaries and affiliates	-	47	45	92
Preferred stocks	-	3	2	5
Common stocks - subsidiaries and affiliates	307	94	40	441
Common stocks - unaffiliated	445	515	180	1,140
Derivatives:
Interest rate swaps	-	8,033	-	8,033
Options	-	622	-	622
Currency swaps	-	536	-	536
Forward contracts	-	55	-	55
Credit default swaps	-	2	-	2
Separate account assets	39,355	20,306	725	60,386

Total financial assets carried at fair value	$40,107	$30,237	$1,014	$71,358

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$5,797	$-	$5,797
Options	-	7	-	7
Currency swaps	-	4	-	4
Forward contracts	-	13	-	13
Credit default swaps	-	2	-	2

Total financial liabilities carried at fair value	$-	$5,823	$-	$5,823

For the year ended December 31, 2015, there were no significant transfers between Level 1 and Level 2.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

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A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Separate account assets – These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) – These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issuances that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit-related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) – These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities – These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

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The following presents changes in the Company’s Level 3 assets carried at fair value:

	Years Ended December 31, 2016
	Bonds						Total Level 3
		Parent,				Separate	Financial Assets
	Industrial and	Subsidiaries,	Preferred	Common Stock		Account	Carried at
	Miscellaneous	and Affiliates	Stock	Affiliated	Unaffiliated	Assets	Fair Value

	(In Millions)

Balance as of January 1, 2016	$ 22	$ 45	$ 2	$ 40	$ 180	$ 725	$ 1,014
Gains (losses) in net income	(12)	1	-	-	(1)	22	10
(Losses) gains in surplus	(13)	7	-	7	(5)	-	(4)
Purchases	-	2	2	-	12	149	165
Issuances	4	11	-	1	1	-	17
Sales	-	(3)	-	-	(2)	(153)	(158)
Settlements	(6)	(20)	-	(1)	(1)	(10)	(38)
Transfers in	-	-	-	-	-	5	5
Other transfers	62	9	(1)	16	5	-	91

Balance as of December 31, 2016	$ 57	$ 52	$ 3	$ 63	$ 189	$ 738	$ 1,102

Level 3 transfers in are assets that are consistently carried at fair value but have had a level change. The separate account assets were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs.

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis. Industrial and miscellaneous bonds were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs.

	Year Ended December 31, 2015
	Bonds						Total Level 3
		Parent,				Separate	Financial Assets
	Industrial and	Subsidiaries,	Preferred	Common Stock		Account	Carried at
	Miscellaneous	and Affiliates	Stock	Affiliated	Unaffiliated	Assets	Fair Value

	(In Millions)

Balance as of January 1, 2015	$ 109	$ 79	$ 3	$ 81	$ 160	$ 600	$ 1,032
Gains (losses) in net income	(39)	(1)	-	7	11	26	4
(Losses) gains in surplus	1	(6)	-	(28)	(10)	-	(43)
Purchases	-	-	-	460	37	168	665
Issuances	3	-	-	35	-	-	38
Sales	(4)	-	-	(493)	(12)	(68)	(577)
Settlements	(4)	(1)	-	(26)	(1)	(1)	(33)
Transfers out	-	(19)	-	-	(1)	-	(20)
Other transfers	(44)	(7)	(1)	4	(4)	-	(52)

Balance as of December 31, 2015	$ 22	$ 45	$ 2	$ 40	$ 180	$ 725	$ 1,014

Transfers out of Level 3 occur when quoted prices are received in markets that have not been previously active, and therefore the assets are moved to Level 2. Industrial and miscellaneous bonds were transferred out of Level 3 into Level 2 due to a change in the observability of pricing inputs.

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, morbidity, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. For participating whole life products, the Company’s dividends to policyholders primarily reflect the difference between actual investment, mortality, expense and persistency experience and the experience embedded in the whole life premiums and guaranteed elements. The Company also reinsures certain life insurance and other LTC insurance policies to mitigate the impact of its underwriting risk.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments and medium-term notes along with its indirect international operations. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread quality, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

Significant volatility in the financial markets, and government actions taken in response, may exacerbate some of the risks the Company faces. The Company holds investments in energy and certain other commodity sectors, which have experienced similar overall market volatility and declines. With the continued weaker economic outlook in these sectors, there may be an increase in reported default rates or potential downgrades to the ratings of companies exposed to these sectors. In addition, concerns over the solvency of certain countries and sovereignties and the entities that have significant exposure to their debt have created market volatility. This volatility may continue to affect the performance of various asset classes until there is an ultimate resolution of the sovereign debt related concerns.

Real estate markets are monitored continuously with attention on regional differences in price performance, absorption trends and supply and demand fundamentals that can impact the rate of foreclosures and delinquencies. Public sector strengths and weaknesses, job growth and macro-economic issues are factors that are closely monitored to identify any impact on the Company’s real estate related investments.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDOs may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that such fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

Political Uncertainties

Political events, such as the ongoing volatility with respect to the European Union, may trigger or exacerbate the risk factors described above. Whether those underlying risk factors are driven by politics or not, the Company’s dynamic approach to managing risks enables us to utilize the mitigating actions described above to attempt to reduce the potential impact of each underlying risk factor on the Company.

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as OppenheimerFunds, Inc. (OFI) and Barings. Total rental expense on net operating leases, recorded in general insurance expenses, was $130 million for the year ended December 31, 2016, $76 million for the year ended December 31, 2015 and $117 million for the year ended December 31, 2014. Net operating leases are net of $8 million of sublease receipts for the year ended December 31, 2016, $6 million for the year ended December 31, 2015 and $8 million for the year ended December 31, 2014.

The Company has entered into three sale-leaseback transactions with unrelated parties to sell and leaseback certain fixed assets with book values of $120 million, $110 million and $100 million, which resulted in no gain or loss. The leases have five year terms, which expire in 2018, 2020 and 2021 with annual lease payments of approximately $24 million, $22 million and $20 million. At the end of the leases, the Company has the option to purchase the underlying assets at fair value.

Future minimum commitments for all lease obligations as of December 31, 2016 were as follows:

	Gross	Affiliated Subleases	Nonaffiliated Subleases	Net

	(In Millions)

2017	$163	$7	$ 2	$154
2018	140	7	1	132
2019	112	7	1	104
2020	96	7	1	88
2021	59	6	1	52
Thereafter	64	4	1	59

Total	$634	$38	$ 7	$589

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

d.	Litigation

The Company is involved in litigation arising in the normal course of business, which seeks compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s results of operations for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s results of operations for the period.

In 2008, the Company and MMHLLC were named as defendants in several lawsuits filed in federal and state courts in Colorado, Massachusetts, New Mexico, New York and Washington by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff through his company, Bernard L. Madoff Investment Securities, LLC. Certain of these lawsuits also named Tremont Group Holdings, Inc. and certain of its affiliates, and certain of their respective current or former officers and directors, as defendants. The plaintiffs alleged a variety of state law and federal security claims against the defendants. In 2015, the companies entered into settlement agreements and paid $39 million in connection with these agreements. The Company recorded the loss as a change in net unrealized capital losses, net of tax, in the 2015 Statutory Statements of Changes in Surplus.

In 2009, several lawsuits were filed as putative class actions and later consolidated before the federal district court in Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the California Fund Suit). This fund was advised by OFI and distributed by its subsidiary OppenheimerFunds Distributor, Inc. (OFDI). The plaintiffs in the California Fund Suit asserted claims against the Company, OFI, OFDI and certain present and former trustees and officers of the fund under federal securities laws and allege, among other things, the disclosure documents of the fund contained misrepresentations and omissions, that the investment policies of the fund were not followed, and that the fund and the other defendants violated federal securities laws and regulations and certain state laws. In March 2015, the district court granted the plaintiffs’ motion to certify a class and to appoint class representatives and class counsel. In December 2015, the appeals court denied defendants’ petition to appeal the district court’s class certification order. Motions for summary judgment are pending. Mediation occurred in January 2017, which did not result in a settlement. The expected settlement does not have a significant financial impact on the Company.

In 2009, the Company was named as a defendant in a lawsuit filed in North Carolina state court related to certain losses in a BOLI policy issued by the Company. The plaintiff alleges, among other things, fraud, breach of contract and breach of fiduciary duty claims against the Company, and it seeks to recover losses arising from investments pursuant to the BOLI policy. The parties have completed discovery and are preparing for trial. In May 2015, the plaintiff voluntarily dismissed its complaint and refiled the case. The Company believes it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this suit.

In 2010, Christina Chavez (Chavez) filed a putative class action complaint in California state court against the Company. Chavez alleges that the Company breached its obligations to its term life policyholders in California by not paying dividends on those policies. The parties are engaged in active discovery. In 2014, the parties participated in a mediation of their dispute, which did not result in a settlement. In July 2015, the judge certified a subclass consisting of one of twenty-six potential term products at issue in this case. All remaining subclasses were dismissed without prejudice. The case is expected to proceed to trial in 2017. The Company believes it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In 2012, Karen Bacchi filed a putative class action complaint against the Company in federal court in Massachusetts alleging that the Company breached its contracts by allegedly failing to distribute surplus in excess of the statutorily prescribed limit. In January 2017, the parties reached a resolution to settle the lawsuit for $38 million, which was recorded as a combination of policyholders’ benefits, dividends to policyholders, legal fees and costs included in general insurance expenses. The settlement is pending the court’s final approval.

In 2013, seven participants in the MassMutual Thrift Plan (the Thrift Plan) filed a putative class action complaint in federal court in Massachusetts. The complaint alleged, among other things, that the Company, the Investment Fiduciary Committee, the Thrift Plan Administrative Committee and individually named “fiduciaries” breached their duties by allowing the Thrift Plan to pay excessive fees and by engaging in self-dealing. In June 2016, the parties reached an agreement to settle the matter. In November 2016, the court entered a final order and judgment approving the settlement with payments to occur in 2017. The final settlement did not have a significant financial impact on the Company.

In January 2016, Deborah Bishop-Bristol filed a putative class action complaint against the Company in federal court in Connecticut. The lawsuit alleges that the Company breached its fiduciary duty by controlling the crediting rate, and therefore the compensation earned on the stable value products. Further, the complaint alleges that the Company failed to adequately disclose the pricing spread and accepted excessive fees for investment, management and administrative services. In April 2016, the court granted the Company’s motion to transfer the case to federal court in Massachusetts. The Company believes that it has substantial defenses and will vigorously defend itself in this action. No reasonable estimate can be made regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

e.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including, among others, the Securities and Exchange Commission, the U.S. Department of Labor and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Market volatility in the financial services industry over the last several years has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future. Additionally, new industry-wide legislation, rules and regulations could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations, investigations, legislative and regulatory changes of which we are aware will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s results of operations for the period.

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2016, the Company had approximately $300 million of these unsecured funding commitments to its subsidiaries and $324 million as of December 31, 2015. The unsecured commitments are included in private placements in the table below. As of December 31, 2016 and 2015, the Company had not funded, nor had an outstanding balance due on, these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. The Company had outstanding letter of credit arrangements of approximately $144 million as of December 31, 2016 and approximately $159 million as of December 31, 2015. As of December 31, 2016 and 2015, the Company did not have any funding requests attributable to these letter of credit arrangements.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2016, the Company had the following outstanding commitments:

	2017	2018	2019	2020	2021	Thereafter	Total

	(In Millions)
Private placements	$1,006	$58	$6	$1,282	$52	$ 224	$2,628
Mortgage loans	221	233	293	519	18	100	1,384
Real estate	-	-	48	204	-	-	252
Partnerships and LLC	559	535	363	359	203	492	2,511
LIHTCs (including equity contributions)	18	85	-	255	100	69	527

Total	$1,804	$911	$710	$2,619	$373	$ 885	$7,302

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2016 and 2015, the Company had no outstanding obligations attributable to these commitments.

g.	Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. As of December 31, 2016 and 2015, the Company had no outstanding obligations to any obligor attributable to these guarantees.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2016.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for specific wholly-owned subsidiaries (BREA and Barings), if the subsidiary is unable to pay.	-	The liabilities for these plans of $189 million have been recorded on the subsidiaries’ books and represent the Company’s maximum obligation.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life, MML Bay State Life, MassMutual Asia and MassMutual Japan).	-	These guarantees are not limited and cannot be estimated.

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates.	-	The future maximum potential obligations are immaterial to the Company.

Real Estate Development Completion Guarantee	The Company issued a construction loan for a real estate development project. The land on which the property is to be built is subject to a ground lease. In conjunction with issuing this construction loan, the Company has also issued a completion guarantee to the land owner that pays only in the event the project is not completed. The project is expected to be completed by June 2019.	-	$350 million

Secure Capital for Variable Annuity Separate Accounts	The Company guarantees the capital contributions required to be made by a variable annuity separate account contract holder in the event the contract holder fails to payoff a subscription line utilized to deploy capital for the separate account.	-	$300 million with the right to increase the line to $650 million.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees from C.M. Life accounted for $60 million in 2016, $39 million in 2015 and $48 million in 2014. Fees from MML Bay State accounted for $9 million in 2016, 2015 and 2014.

The Company has agreements with its subsidiaries and affiliates, including OFI, MML Investment Advisers, LLC, The MassMutual Trust Company, FSB, MSI Financial Services Inc.(MSIFS), MMI and Baring International Investment Limited, where the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates.

The Company has agreements with its subsidiaries, Barings, Barings Real Estate Advisers, LLC (BREA), MML Investment Advisers LLC, MSIFS and OFI, which provide investment advisory services to the Company.

In June 2016, the Company purchased several affiliated entities from MMHLLC for $507 million. This purchase was part of the Company’s execution of its’ operating strategy.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)
Fee income:
Management and service contracts and cost-sharing arrangements	$310	$253	$275
Investment advisory income	23	24	30
Recordkeeping and other services	21	21	18
Fee expense:
Investment advisory services	303	270	264

The Company reported amounts due from subsidiaries and affiliates of $69 million as of December 31, 2016 and $54 million as of December 31, 2015. The Company reported amounts due to subsidiaries and affiliates of $37 million as of December 31, 2016 and $18 million as of December 31, 2015. Terms generally require settlement of these amounts within 30 to 90 days.

The Company’s subsidiaries, Barings and BREA, invest a portion of their nonqualified compensation plan in GICs with the Company. For the year ended December 31, 2016, the Company credited interest on deposits of $4 million to the Barings contract and $2 million to the BREA contract. For the year ended December 31, 2015, the Company credited interest on deposits of $3 million to the Barings contract and $2 million to the BREA contract.

MassMutual and C.M. Life together, approved financing for MassMutual Asset Finance, LLC (MMAF) of $4,475 million for 2016 and $3,275 million for 2015, which can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. As of December 31, 2016, the Company approved financing of $4,229 and $3,013 as of December 31, 2015. During 2016, MMAF borrowed $1,647 million and repaid $1,136 million under the credit facility. During 2015 MMAF borrowed $1,272 million and repaid $1,115 million under the credit facility. Outstanding borrowings under the facility with the Company were $3,286 million as of December 31, 2016 and $2,701 million as of December 31, 2015. Interest for these borrowings was $63 million for the year ended December 31, 2016 and $47 million for the year ended December 31, 2015. The interest of this facility adjusts monthly based on the 30-day LIBOR.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual and C.M. Life together, approved financing of $250 million as of December 31, 2016 and 2015, for Jefferies Finance LLC (Jefferies) that can be used for the short-term financing of assets underwritten by Jefferies. As of December 31, 2016 and 2015, the Company approved financing of $225 million for Jefferies. During 2016, Jefferies borrowed $203 million and repaid $178 million under the credit facility. During 2015, Jefferies borrowed $682 million and repaid $641 million under the credit facility. There were no outstanding borrowings under the facility as of December 31, 2016 and 2015 and all outstanding interest had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

On November 23, 2015, the Company and Pioneers Gate LLC (Pioneers Gate) completed an equity for debt swap. Pioneers Gate swapped $185 million of the Company’s contributed capital for $185 million of additional Pioneers Gate debt. No cash was distributed by Pioneers Gate.

The Company held debt issued by MMHLLC that amounted to $1,769 million as of December 31, 2016 and $2,068 million as of December 31, 2015. The Company recorded interest income on MMHLLC debt of $76 million in 2016 and $84 million in 2015.

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, coinsurance, Modco and yearly renewable term agreements on life insurance products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies.

As of December 31, 2016, the net reinsurance amounts due to C.M. Life and MML Bay State were $66 million and as of December 31, 2015, the net reinsurance amounts due to C.M. Life and MML Bay State were $49 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

Effective January 1, 2014, C.M. Life recaptured certain life insurance policies that were previously assumed by the Company under a Modco reinsurance arrangement, resulting in a $25 million gain for the Company. Prior to the recapture, the Company assumed 75% of the premium on certain universal life policies. The Company had funded C.M. Life a stipulated expense allowance, death and surrender benefits, and a Modco adjustment based on experience.

The following table summarizes the reinsurance transactions for these reinsurance agreements:

	Years Ended December 31,
	2016	2015	2014

	(In Millions)

Premium assumed	$53	$57	$57
Modco adjustments, included in fees and other income	9	15	13
Expense allowance on reinsurance assumed, included in commissions	(21)	(21)	(20)
Policyholders’ benefits	(109)	(97)	(69)
Recapture fee	-	-	20

For further information on common stocks - subsidiaries and affiliates, refer to Note 4c. “Common stocks - subsidiaries and affiliates.”

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 16f. “Commitments” for information on the Company’s accounting policies regarding these related party commitments and Note 16g. “Guarantees” for information on the guarantees.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

18.	Business combinations and goodwill

On July 1, 2016, the Company acquired the MPCG. The advisor force includes more than 40 local sales and advisory operations and approximately 4,000 advisors across the country, which expands the Company’s existing MMFA to more than 9,200 financial professionals. The purchase of MSIFS was accounted for under the statutory purchase method, classified as investments in common stocks – subsidiaries and affiliates at a cost of $126 million and resulted in the recognition of statutory goodwill of $38 million. The Company also paid $162 million of cash to acquire the remaining MPCG assets of $251 million and liabilities of $89 million, which includes the $41 million of liabilities as disclosed in Note 11, “Employee Benefit Plans.” The remaining MPCG assets include $208 million of assets that are nonadmitted. The Company recorded $2 million of goodwill amortization in 2016.

19.	Subsequent events

Management of the Company has evaluated subsequent events through February 22, 2017, the date the financial statements were available to be issued.

The Company has requested regulatory approval to tender up to $550 million par value of its outstanding surplus notes issued in 1993, 1994, and 2009. In the event The Company decides to proceed, the Offer to Purchase containing the pricing, terms, and conditions expected to be finalized in 2017.

No other events have occurred subsequent to the date of the Statements of Financial Position and before the date of evaluation that would require disclosure.

20.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2016 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MML Mezzanine Investor L, LLC

Berkshire Way

MML Special Situations Investor LLC

Timberland Forest Holding LLC

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

MSP – SC, LLC

MSI Financial Services, Inc.

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

Invicta Advisors LLC

Jefferies Finance LLC– 50% (remaining 50% owned by Jefferies Group, Inc.)

MassMutual Retirement Services, LLC

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Investment Advisers, LLC

MML Mezzanine Investor, LLC

MML Strategic Distributors, LLC

The MassMutual Trust Company, FSB

MMC Equipment Finance LLC

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

MM Private Equity Intercontinental LLC

Pioneers Gate LLC

MSC Holding Company, LLC

MassMutual Holding LLC

MassMutual International LLC

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MML Management Corporation

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

Subsidiaries of MassMutual Holding LLC

Fern Street LLC

First Mercantile Trust Company

Haven Life Insurance Agency, LLC

MassMutual Assignment Company

MassMutual Capital Partners LLC

MassMutual Ventures LLC

MM Rothesay Holdco US LLC

MML Investors Services, LLC

Society of Grownups, LLC

MM Asset Management Holding LLC

MassMutual International LLC

MassMutual Asia Limited

MassMutual Life Insurance Company

MassMutual Internacional (Chile) SpA

MML Investment Advisers, LLC

(No Subsidiaries)

Pioneers Gate LLC

(No subsidiaries)

MSI Financial Services, Inc.

(No subsidiaries)

Subsidiaries of Barings LLC (a subsidiary of MM Asset Management Holding LLC)

Barings Finance LLC

Barings Securities LLC

Barings Guernsey Limited

Barings Multifamily Capital Holdings LLC

Barings Advisers (Japan) KK

Barings Real Estate Advisers Inc.

Barings Real Estate Advisers Japan K.K.

Barings Real Estate UK Holdings Limited

MassMutual Baring Holding, LLC

Barings Australia Holding Company Pty Ltd.

Barings Investment Advisers (Hong Kong) Ltd

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of OppenheimerFunds, Inc. (an indirect subsidiary of MM Asset Management Holding LLC)

OppenheimerFunds Distributor, Inc.

Oppenheimer Real Asset Management, Inc.

OFI Global Institutional, Inc.

OFI SteelPath, Inc.

Shareholder Services, Inc.

VTL Associates, LLC

OFI Global Asset Management, Inc.

OFI Private Investments, Inc.

Subsidiaries of OppenheimerFunds Distributor, Inc.

(No subsidiaries)

Subsidiaries of Tremont Group Holdings, Inc. (an indirect subsidiary of MM Asset Management Holding LLC)

Tremont Partners, LLC

Tremont GP, LLC

Settlement Agent LLC

Tremont (Bermuda) Limited

Subsidiaries of MassMutual Asset Finance LLC (a subsidiary of MMC Equipment Finance LLC)

MMAF Equipment Finance LLC 2009-A

MMAF Equipment Finance LLC 2011-A

Subsidiaries of Baring Asset Management Limited (an indirect subsidiary of MassMutual Baring Holding LLC)

Baring International Investment Limited

Baring International Investment Management Holdings Limited

Baring Fund Managers Limited

Baring Pension Trustees Limited

Baring Investment Services Limited

Subsidiaries of Baring International Investment Limited

(No subsidiaries)

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding filings of Subsidiaries and Controlled Affiliates

The following presents certain information regarding the Company’s valuation filings for noninsurance subsidiaries and controlled affiliates of the Company:

		As of December 31, 2016
	CUSIP	Gross Value	Non- admitted	Admitted	Latest Filing	2015 Approved Valuation	Filing Code	Valuation Method Disallowed?

	($ in Millions)

MassMutual Holding LLC	57543#-11-8	$8,870	$-	$8,870	8/2/2016	$5,717	Sub-2	No
MSC Holding Company, LLC	55367*-10-1	382	-	382	6/20/2016	373	Sub-2	No
Babson Capital Global Umbrella	G0R5P5-24-5	109	-	109	7/1/2016	100	Sub-2	No
Babson Capital Global Umbrella	G0R5P5-74-0	91	-	91	7/1/2016	82	Sub-2	No
The MassMutual Trust Co, FSB	57631@-10-5	19	-	19	7/13/2016	17	Sub-2	No
Cornerstone Global REIT Corp	21926@-10-5	1	-	1	6/16/2016	1	Sub-2	No
Babson Capital Global Umbrella	G0756M-11-8	-	-	-	6/16/2016	46	Sub-2	No
MSI Financial Services, Inc. (MSIFS)1.	N/A	-	-	-	N/A	-	N/A	N/A
MassMutual International LLC (MMI)2.	N/A	-	-	-	N/A	-	N/A	N/A

Aggregate Total:		$9,471	$-	$9,471		$6,336

1.	MSIFS was acquired October 1, 2016 from MassMutual Holding LLC and will file Sub-1 in 2017.
2.	MMI was acquired July 1, 2016 and will file Sub-1 in 2017. Please refer to note 4c. Common stocks – subsidiaries and affiliates for information on the MMI acquisition that occurred in 2016.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

21.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2016	$42,175,937.60	$-	$42,175,937.60	$42,045,720.84	$(130,216.76)	$42,045,720.84	$54,619,477.38
September 30, 2016	44,266,477.52	-	44,266,477.52	41,890,535.09	(2,375,942.43)	41,890,535.09	61,300,065.96
June 30, 2016	49,097,216.64	-	49,097,216.64	48,202,702.65	(894,513.99)	48,202,702.65	63,207,410.31
March 31, 2016	57,985,070.61	-	57,985,070.61	55,783,978.83	(2,201,091.78)	55,783,978.83	70,578,396.73
December 31, 2015	4,881,393.98	-	4,881,393.98	4,783,193.97	(98,200.01)	4,783,193.97	4,728,735.62
September 30, 2015	50,531,382.40	-	50,531,382.40	45,665,858.52	(4,865,523.88)	45,665,858.52	58,523,652.24
June 30, 2015	66,924,926.70	-	66,924,926.70	65,240,585.41	(1,684,341.29)	65,240,585.41	72,953,475.23
March 31, 2015	17,856,447.05	-	17,856,447.05	17,681,510.35	(174,936.70)	17,681,510.35	17,553,998.88
December 31, 2014	69,225,742.98	-	69,225,742.98	68,301,291.28	(924,451.70)	68,301,291.28	79,410,553.48
September 30, 2014	645,720.82	-	645,720.82	604,437.11	(41,283.71)	604,437.11	627,381.39
June 30, 2014	57,012,606.16	-	57,012,606.16	55,422,168.01	(1,590,438.15)	55,422,168.01	75,253,387.54
March 31, 2014	91,702,041.47	-	91,702,041.47	80,744,073.99	(10,957,967.48)	80,744,073.99	97,672,070.74
December 31, 2013	113,707,950.98	-	113,707,950.98	108,815,640.18	(4,892,310.80)	108,815,640.18	111,783,051.88
September 30, 2013	81,945,730.49	-	81,945,730.49	80,589,482.19	(1,356,248.30)	80,589,482.19	77,049,314.39
June 30, 2013	147,215,936.13	-	147,215,936.13	142,140,571.53	(5,075,364.60)	142,140,571.53	130,973,022.96
March 31, 2013	194,772,024.52	-	194,772,024.52	188,372,088.50	(6,399,936.02)	188,372,088.50	176,678,910.26
December 31, 2012	378,096,660.04	-	378,096,660.04	366,323,110.21	(11,773,549.83)	366,323,110.21	333,086,072.58
September 30, 2012	816,573,456.06	-	816,573,456.06	788,350,822.82	(28,222,633.24)	788,350,822.82	697,683,288.85
June 30, 2012	912,025,936.52	-	912,025,936.52	890,494,220.76	(21,531,715.76)	890,494,220.76	708,872,106.49
March 31, 2012	1,095,018,529.18	-	1,095,018,529.18	1,058,132,041.09	(36,886,488.09)	1,058,132,041.09	841,095,012.78
December 31, 2011	1,090,904,993.06	-	1,090,904,993.06	1,056,761,288.41	(34,143,704.65)	1,056,761,288.41	754,310,837.90
September 30, 2011	762,320,631.78	-	762,320,631.78	738,510,047.63	(23,810,584.15)	738,510,047.63	546,494,231.96
June 30, 2011	1,130,732,656.14	-	1,130,732,656.14	1,078,535,670.23	(52,196,985.91)	1,078,535,670.23	839,143,290.12
March 31, 2011	1,097,705,351.09	-	1,097,705,351.09	1,068,852,203.67	(28,853,147.42)	1,068,852,203.67	816,688,348.33
December 31, 2010	968,742,508.30	-	968,742,508.30	950,111,416.81	(18,631,091.49)	950,111,416.81	708,895,636.97
September 30, 2010	915,728,029.86	-	915,728,029.86	889,896,058.18	(25,831,971.68)	889,896,058.18	673,462,492.71
June 30, 2010	1,362,887,892.31	-	1,362,887,892.31	1,335,628,211.52	(27,259,680.79)	1,335,628,211.52	975,241,505.93
March 31, 2010	1,471,905,695.71	-	1,471,905,695.71	1,391,337,542.96	(80,568,152.75)	1,391,337,542.96	1,015,645,802.04
December 31, 2009	1,349,124,213.70	-	1,349,124,213.70	1,290,817,167.68	(58,307,046.02)	1,290,817,167.68	852,088,739.42
September 30, 2009	2,953,442,689.02	(106,853,708.32)	2,846,588,980.70	2,700,948,264.43	(145,640,716.27)	2,700,948,264.43	1,692,409,639.54
Totals		$(106,853,708.32)			$(637,320,235.65)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2016:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05948JAA0	$173,623.74	$-	$173,623.74	$170,200.35	$(3,423.39)	$170,200.35	$169,433.58
126671UU8	27,756.93	-	27,756.93	26,980.34	(776.59)	26,980.34	26,425.36
45660LYW3	486,495.65	-	486,495.65	477,466.05	(9,029.60)	477,466.05	472,978.45
77277LAF4	22,588,588.71	-	22,588,588.71	22,537,014.10	(51,574.61)	22,537,014.10	30,644,371.79
77277LAH0	1,138,697.58	-	1,138,697.58	1,136,181.78	(2,515.80)	1,136,181.78	2,474,832.46
77277LAJ6	16,124,279.85	-	16,124,279.85	16,088,661.07	(35,618.78)	16,088,661.07	19,283,531.52
86358RA23	1,636,495.14	-	1,636,495.14	1,609,217.15	(27,277.99)	1,609,217.15	1,547,904.22
Totals	$42,175,937.60	$-	$42,175,937.60	$42,045,720.84	$(130,216.76)	$42,045,720.84	$54,619,477.38

103

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2016:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07384MWF5	$255,256.61	$-	$255,256.61	$255,223.62	$(32.99)	$255,223.62	$246,906.43
77277LAF4	23,947,152.29	-	23,947,152.29	22,588,588.71	(1,358,563.58)	22,588,588.71	34,387,995.60
77277LAH0	1,204,968.98	-	1,204,968.98	1,138,697.58	(66,271.40)	1,138,697.58	3,314,505.60
77277LAJ6	17,062,531.30	-	17,062,531.30	16,124,279.85	(938,251.45)	16,124,279.85	21,639,275.28
86358RA23	1,796,568.34	-	1,796,568.34	1,783,745.33	(12,823.01)	1,783,745.33	1,711,383.05
Totals	$44,266,477.52	$-	$44,266,477.52	$41,890,535.09	$(2,375,942.43)	$41,890,535.09	$61,300,065.96

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2016:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07384MWF5	$350,465.82	$-	$350,465.82	$348,536.87	$(1,928.95)	$348,536.87	$336,256.24
126671UU8	28,942.52	-	28,942.52	28,784.87	(157.65)	28,784.87	26,573.62
22541NMA4	310,649.58	-	310,649.58	310,078.85	(570.73)	310,078.85	310,904.52
22943HAD8	4,631,596.22	-	4,631,596.22	4,599,316.44	(32,279.78)	4,599,316.44	3,303,541.40
589929N38	339,683.28	-	339,683.28	335,332.39	(4,350.89)	335,332.39	330,467.22
77277LAF4	24,419,541.91	-	24,419,541.91	23,947,152.29	(472,389.62)	23,947,152.29	33,913,277.10
77277LAH0	1,228,012.37	-	1,228,012.37	1,204,968.98	(23,043.39)	1,204,968.98	3,268,749.60
77277LAJ6	17,388,773.03	-	17,388,773.03	17,062,531.31	(326,241.72)	17,062,531.31	21,340,549.98
79549ASM2	399,551.91	-	399,551.91	366,000.65	(33,551.26)	366,000.65	377,090.63
Totals	$49,097,216.64	$-	$49,097,216.64	$48,202,702.65	$(894,513.99)	$48,202,702.65	$63,207,410.31

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2016:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
126671UU8	$30,843.19	$-	$30,843.19	$30,347.96	$(495.23)	$30,347.96	$27,811.82
17307GKZ0	114,400.45	-	114,400.45	113,135.78	(1,264.67)	113,135.78	111,921.16
18974BAA7	466,325.47	-	466,325.47	430,445.97	(35,879.50)	430,445.97	421,446.58
18974BAN9	237,052.69	-	237,052.69	213,790.46	(23,262.23)	213,790.46	222,125.05
22943HAD8	5,057,583.09	-	5,057,583.09	4,776,999.74	(280,583.35)	4,776,999.74	3,447,059.39
466247BC6	20,209.32	-	20,209.32	19,688.63	(520.69)	19,688.63	20,079.24
55274SAM3	277,221.19	-	277,221.19	256,965.37	(20,255.82)	256,965.37	260,976.03
57643QAE5	4,663,518.83	-	4,663,518.83	4,642,799.60	(20,719.23)	4,642,799.60	4,586,797.71
585525FC7	31,899.50	-	31,899.50	31,602.82	(296.68)	31,602.82	30,654.61
5899292N7	517,738.49	-	517,738.49	510,348.31	(7,390.18)	510,348.31	511,562.29
589929N38	678,883.40	-	678,883.40	670,090.23	(8,793.17)	670,090.23	666,652.96
77277LAF4	25,446,697.15	-	25,446,697.15	24,419,541.90	(1,027,155.25)	24,419,541.90	34,016,670.90
77277LAH0	1,278,117.51	-	1,278,117.51	1,228,012.37	(50,105.14)	1,228,012.37	3,277,728.00
77277LAJ6	18,098,147.19	-	18,098,147.19	17,388,773.03	(709,374.16)	17,388,773.03	21,405,612.42
88157QAL2	493,785.09	-	493,785.09	486,131.81	(7,653.28)	486,131.81	1,007,051.00
9292276K7	572,648.05	-	572,648.05	565,304.85	(7,343.20)	565,304.85	564,247.57
Totals	$57,985,070.61	$-	$57,985,070.61	$55,783,978.83	$(2,201,091.78)	$55,783,978.83	$70,578,396.73

104

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

22. Structured Notes

A structured note is a direct debt issuance by a corporation, municipality, or government entity, ranking pari-passu with the issuer’s other debt issuance of equal seniority where either: (a) the coupon and/or principal payments are linked, in whole or in part, to prices or payment streams from index or indices, or assets deriving their value from other than the issuer’s credit quality, or (b) the coupon and/or principal payments are leveraged by a formula that is different from either a fixed coupon, or a non-leveraged floating rate coupon linked to an interest rate index, including but not limited to LIBOR or the prime rate. As structured notes are issuer obligations without a trust, they are within the scope of SSAP No. 26, “Bonds, Excluding Loan-backed and Structured Securities” (SSAP No. 26). Structured notes are different than the asset backed structured securities, which are accounted for under SSAP No. 43R, “Revised - Loan-Backed and Structured Securities” (SSAP No. 43R), as they lack either a trust or assets backing them. The disclosure below allows regulators to assess the volume of activity in structured notes and to determine whether additional accounting or reporting revisions, such as valuation and risk-based capital, are needed. To satisfy this request, the Company is required to separately identify structured notes, on a CUSIP basis and provide information by CUSIP for actual cost, fair value, book/adjusted carrying value, and whether the structured note is a mortgage-referenced security. The following sets forth the actual cost, fair value and carrying value of structured notes as of December 31, 2016:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
30711XAW4	$188,852	$188,884	$188,852	YES
30711XBE3	4,319,087	4,327,225	4,319,087	YES
3137G0EQ8	3,202,928	3,205,007	3,202,928	YES
3137G0HQ5	5,533,136	5,547,882	5,533,136	YES
391164AF7	8,467,560	8,263,677	8,370,694	NO
912810FR4	4,944,283	6,213,779	4,872,040	NO
912810PS1	1,874,118	2,667,948	1,885,616	NO
912810RF7	367,053,100	395,398,022	365,901,914	NO
912828GD6	1,881,627	2,277,735	1,940,021	NO
912828GX2	1,982,647	2,089,872	1,818,023	NO
TT3256233	1,262,834	1,238,400	1,268,910	NO

Total	$400,710,172	$431,418,431	$399,301,221

105

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

Financial Statements included in Part A

Condensed Financial Information

Financial Statements included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2016

Statements of Operations and Changes in Net Assets for the years ended December 31, 2016 and 2015

Notes to Financial Statements including financial highlights for the years or periods ended December 31, 2012 to December 31, 2016

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2016 and 2015

Statutory Statements of Operations for the years ended December 31, 2016, 2015 and 2014

Statutory Statements of Changes in Surplus for the years ended December 31, 2016, 2015 and 2014

Statutory Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014

Notes to Statutory Financial Statements

(b)	Exhibits

Exhibit 1	Resolution of Board of Directors of Massachusetts Mutual Life Insurance Company authorizing the establishment of the Separate Account – Incorporated by reference to Initial Registration Statement
File No. 333-45039 filed January 28, 1998

	Exhibit 2	Not Applicable.

	Exhibit 3	i.	Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Initial Registration Statement File No. 333-202684 filed March 12, 2015

		ii.	Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

		iii.	Template for Insurance Product Distribution Agreement (version 9/2014) MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed April 28, 2015

	Exhibit 4	i.	Form of Individual Annuity Contract – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-112626 filed July 29, 2004

		ii.	Form of Contract Schedule – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-112626 filed October 1, 2009

		iii.	Form of Guaranteed Minimum Income Benefit Rider – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-112626 filed June 1, 2007

		iv.	Form of Guaranteed Minimum Withdrawal Benefit Rider – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-112626 filed October 2, 2007

		v.	Form of Lifetime Income Rider – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-112626 filed October 1, 2009

		vi.	9/8/2008 Revisions (2008 Version): Form of Individual Annuity Contract; Form of Guaranteed Minimum Income Benefit Rider; Unisex Annuity Rates Rider – Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement File No. 333-112626 filed August 19, 2008

		vii.	Guaranteed Minimum Income Benefit Rider Endorsements – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-10962 filed September 18, 2012

	Exhibit 5	Form of Individual Annuity Application – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-112626 filed October 1, 2009

	Exhibit 6	i.	Copy of Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-50410 filed November 24, 2008

		ii.	By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed April 28, 2015

	Exhibit 7	Not Applicable.

	Exhibit 8	i.	Fund Participation Agreements

			a.	AIM Funds (Invesco Funds)

	–	Participation Agreement dated April 30, 2004 with revised Schedule A as of July 6, 2005 (AIM Variable Insurance Funds, A I M Distributors, Inc., and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Amendment No. 1 effective as of July 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Amendment Nos. 2 and 3 effective April 30, 2010 and May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

b.	Fidelity Funds

–

Participation Agreement dated May 1, 1998 (Variable Insurance Products Fund II, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Amendments effective May 1, 1998 and April 15, 2001 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment effective June 30, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Amendment effective September 1, 2015 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed April 26, 2016

	–	Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

c.	Ivy Funds

	–	Participation Agreement dated as of October 25, 2012 (Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-109620 filed April 25, 2013

• First Amendment dated January 18, 2013 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-109620 filed April 25, 2013

• Second Amendment dated June 12, 2015 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-203063 filed June 18, 2015

• Third Amendment dated February 18, 2016 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-202684 filed on or about April 26, 2017

• Fourth Amendment dated October 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-202684 filed on or about April 26, 2017

• Fifth Amendment dated March 1, 2017 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-202684 filed on or about April 26, 2017

d.	MML Funds

	–	Participation Agreement dated August 15, 2008 (MML Series Investment Fund, American Funds Insurance Series, Capital Research and Management Company, and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement File No. 002-39334 filed March 2, 2011

	–	Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement File No. 002-39334 filed August 22, 2007

• First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement File No. 002-39334 filed March 2, 2011

• Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement File No. 002-39334 filed March 1, 2013

• Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Seventh Amendment dated August 11, 2015 – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

e.	MML II Funds

	–	Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-122804 filed April 30, 2008

• First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-122804 filed March 2, 2011

• Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

•      Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-122804 filed March 1, 2013

• Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Ninth Amendment dated August 11, 2015 – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

f.	Oppenheimer Funds

	–	Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007, (Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment No. 1 effective April 3, 2008 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed April 28, 2009

• Amendment No. 2 effective June 8, 2009 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Amendment No. 3 effective October 13, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

• Amendment No. 4 dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

g.	PIMCO Funds

	–	Participation Agreement dated as of April 21, 2006 (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Amendment No. 1 effective as of June 30, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916 filed September 12, 2008

• Termination, New Agreements and Amendments dated November 10, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039 filed April 25, 2012

• Amendment effective as of May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039 filed April 25, 2012

• Amendment signed March 1, 2017 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-95845 filed on or about April 26, 2017

h.	Voya Funds

	–	Participation Agreement dated April 26, 2006 (Massachusetts Mutual Life Insurance Company, ING Funds Distributor, LLC and ING Variable Products Trust) – Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement File No. 033-73140 filed April 27, 2007

• Amendments dated May 28, 2007 and April 3, 2008 – Incorporated by reference to Initial Registration Statement File No. 333-150916 filed May 14, 2008

• Amendment dated September 6, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Amendment dated May 27, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

• Amendment dated January 17, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Amendment dated December 23, 2014 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed on April 28, 2015

• Amendment dated June 29, 2016 *

	ii.	Rule 22c-2 Agreements (Shareholder Information Agreements)

		a.	AIM Variable Insurance Funds effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

		b.	Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

		c.	Ivy Funds Variable Insurance Portfolios Amended and Restated Agreement dated November 13, 2012 (Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-109620 filed April 25, 2013

		d.	MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

		e.	MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

		f.	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

		g.	PIMCO Variable Insurance Trust (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-150916 filed May 14, 2008

		h.	Voya Variable Products Trust effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-150916 filed May 14, 2008

Exhibit 9	Opinion and Consent of Counsel – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-112626 filed April 28, 2010

Exhibit 10	i.	Auditor Consents:

• Company Financial Statements *

• Separate Account Financial Statements *

	ii.	Powers of Attorney for:

		• Roger W. Crandall • Karen H. Bechtel • Mark T. Bertolini • Karen A. Corbet • James H. DeGraffenreidt, Jr. • Robert A. Essner • Isabel D. Goren	• Kenneth Langevin • Jeffrey H. Leiden • Laura J. Sen • William T. Spitz • H. Todd Stitzer • Elizabeth A. Ward

– Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-202684 filed on or about April 26, 2017

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

*	filed herewith

Item 25. Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, Director, Chairman 1295 State Street B101 Springfield, MA 01111	Kathleen A. Corbet, Lead Director 49 Cross Ridge Road New Canaan, CT 06840	Karen Bechtel, Director 100 South Point Drive , Apt 306 Miami, FL 33139

Mark T. Bertolini, Director 151 Farmington Avenue Hartford, CT 06156	James H. DeGraffenreidt, Jr., Director 1340 Smith Avenue Suite 200 Baltimore, MD 21209	Robert A. Essner, Director 1301 Westway Drive Sarasota, FL 34236

Isabella D. Goren, Director 16228 Shadybank Drive Dallas, TX 75248	Jeffrey M. Leiden, Director 50 Northern Avenue Boston, MA 02210	Marc Racicot, Director 28013 Swan Cove Drive Bigfork, MT 59911

Laura J. Sen, Director 95 Pembroke Street, Unit 1 Boston, MA 02118	William T. Spitz, Director 16 Wynstone Nashville, TN 37215	H. Todd Stitzer, Director 1312 Casey Key Road Nokomis, FL 34275

Officers of Massachusetts Mutual Life Insurance Company

Todd G. Picken, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111	Melvin Corbett, Executive Vice President and Chief Investment Officer 1295 State Street Springfield, MA 01111

Roger W. Crandall, President and Chief Executive Officer (principal executive officer) 1295 State Street B101 Springfield, MA 01111	Pia Flanagan, Vice President, Corporate Secretary & Chief of Staff 1295 State Street Springfield, MA 01111

Michael J. O’Connor, Senior Vice President and General Counsel 1295 State Street Springfield, MA 01111	Mark Roellig, Chief Technology and Administrative Officer 1295 State Street Springfield, MA 01111

Elizabeth A. Ward, Executive Vice President, Chief Financial Officer and Chief Actuary 1295 State Street Springfield, MA 01111	Susan Cicco, Senior Vice President, Chief Human Resources & Communications Officer 1295 State Street Springfield, MA 01111

Michael Fanning, Executive Vice President, Head of MassMutual U.S. 1295 State Street Springfield, MA 01111	Gareth F. Ross, Senior Vice President and Chief Digital and Customer Experience Officer 1295 State Street Springfield, MA 01111

Kenneth Langevin, Controller 1295 State Street Springfield, MA 01111

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Incorporated herein by reference to Item 26 in Post-Effective Amendment No. 3 to Registration Statement File No. 333-202684, as filed with the Securities and Exchange Commission on or about April 26, 2017.

Item 27. Number Of Contract Owners

As of March 31, 2017, the number of contract owners was 58,258.

Item 28. Indemnification

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to

MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 29.	Principal Underwriters

a)	MML Investors Services, LLC (“MMLIS”) acts as principal underwriter of the contracts/policies/certificates sold by its registered representatives and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies/certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)	MMLIS and MSD are the principal underwriters for this contract. The following people are officers and directors of MMLIS and officers and directors of MSD:

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
John Vaccaro	Chief Executive Officer, Director (Chairman of the Board)	*
Wendy Benson	President, Director	*
Michael Fanning	Director	*
Elizabeth Ward	Director	*
William F. Monroe, Jr.	Vice President, Chief Operating Officer	*
Nathan Hall	Chief Financial Officer, Treasurer and Assistant Vice President	*
Joseph Olesky	Controller	*
Christine Frederick	Chief Compliance Office	*
Robert S. Rosenthal	Chief Legal Officer, Vice President, and Secretary	*
Thomas Bauer	Chief Technology Officer	*
Laura Perlotto	Assistant Vice President and AML Compliance Officer	*
Susan Scanlon	Deputy Chief Compliance Officer	**
James P. Puhala	Deputy Chief Compliance Officer	*
Mark Viviano	Co-Chief Operations Officer and Assistant Vice President	**
Mark Larose	Co-Chief Operations Officer and Assistant Vice President	*
Kenneth M. Rickson	Vice President and Field Risk Officer	*
Paul Lapiana	Vice President, Agency Field Force Supervisor	11215 North Community House Rd, Charlotte, NC 28277
Mark Kaye	Director	*
David Holtzer	Field Risk Officer	11215 North Community House Rd, Charlotte, NC 28277
Edward K. Duch, III	Assistant Secretary	*
Alyssa M. O’Connor	Assistant Secretary	*
Bruce C. Frisbie	Assistant Treasurer	**
Kevin LaComb	Assistant Treasurer	*
Todd Picken	Assistant Treasurer	*
David Mink	Vice President	11215 North Community House Rd, Charlotte, NC 28277
Mary B. Wilkinson	Vice President	11215 North Community House Rd, Charlotte, NC 28277
Richard Bourgeois	Vice President	*
Mario Morton	Assistant Vice President and Registration Manager	*
Anthony Frogameni	Assistant Vice President and Chief Privacy Officer	*
Mathew Verdi	Assistant Vice President	*
Elaine Gruet	Assistant Vice President	*
Delphine Soucie	Assistant Vice President	*
Kathy Rogers	Continuing Education Officer	*
David Cove	Regional Assistant Vice President	*
Nick DeLuca	Regional Assistant Vice President	1101 North Black Canyon Highway PH30 Phoenix, AZ 85209
Sean Murphy	Regional Assistant Vice President	*
Michelle Pedigo	Regional Assistant Vice President	*
John Rogan	Regional Assistant Vice President	*
Jack Yvon	Regional Assistant Vice President	*
Julie Davis	Regional Assistant Vice President	*
Craig Waddington	• Variable Life Product Distribution Officer • Variable Annuity Product Distribution Officer	*
Michael Dunn	Worksite Product Distribution Officer	**

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

OFFICERS AND MEMBER REPRESENTATIVES MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address

Wietsma, Eric	Chairman of the Board, Chief Executive Officer and President	*

Duch, III, Edward K.	Assistant Secretary	**

Hall, Nathan L.	Chief Financial Officer and Treasurer	**

Morton, Mario	Registration Manager	**

O’Connor, Alyssa	Assistant Secretary	**

Rosenthal, Robert S.	Chief Legal Officer, Secretary and Vice President	**

Upton, Barbara	Chief Compliance Officer	*

Ward, Elizabeth	Director	**

Waddington, Craig	• Variable Life Product Distribution Officer • Variable Annuity Product Distribution Officer	**

*	100 Bright Meadow Blvd, Enfield, CT 06082-1081
**	1295 State Street, Springfield, MA 01111-0001

(c)	For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Distribution” section of the Statement of Additional Information.

Item 30. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant at 1295 State Street, Springfield, MA 01111.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a)	Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

(b)	Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)	Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the individual deferred variable annuity contract described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 4, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 26 to Registration Statement No. 333-112626 and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Springfield and the Commonwealth of Massachusetts, on April 24, 2017.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4
(Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By:	ROGER W. CRANDALL*
Roger W. Crandall President and Chief Executive Officer (principal executive officer) Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature**	Title	Date

ROGER W. CRANDALL *	Director and Chief Executive Officer	April 24, 2017
Roger W. Crandall	(principal executive officer)

ELIZABETH A.WARD *	Chief Financial Officer	April 24, 2017
Elizabeth A.Ward	(principal financial officer)

KENNETH LANGEVIN *	Controller	April 24, 2017
Kenneth Langevin	(principal accounting officer)

MARK T. BERTOLINI *	Director	April 24, 2017
Mark T. Bertolini

KAREN H. BECHTEL *	Director	April 24, 2017
Karen H. Bechtel

KATHLEEN A. CORBET *	Director	April 24, 2017
Kathleen A. Corbet

JAMES H. DEGRAFFENREIDT, JR. *	Director	April 24, 2017
James H. DeGraffenreidt, Jr.

ROBERT A. ESSNER *	Director	April 24, 2017
Robert A. Essner

ISABELLA D. GOREN *	Director	April 24, 2017
Isabella D. Goren

JEFFREY M. LEIDEN *	Director	April 24, 2017
Jeffrey M. Leiden

Director
Marc F. Racicot

LAURA J. SEN *	Director	April 24, 2017
Laura J. Sen

WILLIAM T. SPITZ *	Director	April 24, 2017
William T. Spitz

H. TODD STITZER *	Director	April 24, 2017
H. Todd Stitzer

/s/ JOHN E. DEITELBAUM
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

** MAJORITY OF DIRECTORS

INDEX TO EXHIBITS

Item 24. Exhibits
Exhibit 8	i.	Fund Participation Agreements

		h.	Voya Funds
• Amendment dated June 29, 2016

Exhibit 10	i.	Auditor Consents:
• Company Financial Statements
• Separate Account Financial Statements